                                                                 EXHIBIT 10.82



                            ASSET PURCHASE AGREEMENT

                                     AMONG


                               ALLIEDSIGNAL NC.,

                        ALLIEDSIGNAL TECHNOLOGIES, INC.,

                         ALLIEDSIGNAL DEUTSCHLAND GMBH


                                      AND


                         L-3 COMMUNICATIONS CORPORATION




                           DATED AS OF MARCH 30, 1998



                            ASSET PURCHASE AGREEMENT

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ARTICLE 1. PURCHASE AND SALE ........................................................................            1
         1.1           Purchase and Sale ............................................................            1
         1.2           Non-Assignable Assets ........................................................            3
         1.3           Excluded Assets ..............................................................            3
         1.4           Transfer of the Assets .......................................................            4
         1.5           Sale and Transfer of ELAC Shares .............................................            4
         1.6           License Agreement ............................................................            5

ARTICLE 2. CLOSING; PURCHASE PRICE ..................................................................            5
         2.1           Closing Date and Place .......................................................            5
         2.2           Purchase Price ...............................................................            5
         2.3           Income Taxes .................................................................            5
         2.4           Cash True-Up .................................................................            5
         2.5           Allocation of Purchase Price .................................................            6
         2.6           Payments .....................................................................            6
         2.7           Transfer Taxes ...............................................................            6

ARTICLE 3. ASSUMPTION OF LIABILITIES AND OBLIGATIONS ................................................            7
          3.1          Assumed Liabilities ..........................................................            7
          3.2          Excluded Liabilities .........................................................            7

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLERS ................................................            8
         4.1           Corporate Status .............................................................            8
         4.2           Authorization ................................................................            8
         4.3           Compliance ...................................................................            9
         4.4           [Intentionally left blank] ...................................................            9
         4.5           Personal Property ............................................................            9
         4.6           Intellectual Property ........................................................           10
         4.7           Contracts and Binding Commitments ............................................           10
         4.8           Title ........................................................................           11
         4.9           Litigation ...................................................................           11
         4.10          Environmental Matters ........................................................           11
         4.11          Employee Benefit Plans and Policies ..........................................           12
         4.12          Material Changes .............................................................           13
         4.13          [Intentionally left blank] ...................................................           15
         4.14          Compliance with Law ..........................................................           15
         4.15          Consents .....................................................................           15
         4.16          Taxes ........................................................................           15
         4.17          Permits and Licenses .........................................................           16
         4.18          Ownership of ELAC Shares .....................................................           16
         4.19          Labor Relations ..............................................................           16
         4.20          Brokerage Fees ...............................................................           17

                                       i

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         4.21           Government Contracts ........................................................            17
         4.22           Government Furnished Equipment ..............................................            19
         4.23           Entire Business .............................................................            19
         4.24           Real Estate .................................................................            19
         4.25           Insurance ...................................................................            20
         4.26           Affiliate Transactions ......................................................            20
         4.27           No Additional Representations ...............................................            21

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER ..............................................            21
         5.1            Corporate Status ............................................................            21
         5.2            Authorization ...............................................................            21
         5.3            Compliance ..................................................................            21
         5.4            Due Diligence ...............................................................            22
         5.5            Financing ...................................................................            22
         5.6            Investment Representation ...................................................            22
         5.7            Conveyances and Restrictions ................................................            22
         5.8            Brokerage Fees ..............................................................            22

ARTICLE 6. EMPLOYEES AND EMPLOYEE BENEFITS ..........................................................            22
         6.1           Employment ...................................................................            22
         6.2           Compensation and Benefits - U.S. Employees ...................................            23
         6.3           Severance and WARN Act .......................................................            24
         6.4           Health Care Continuation Liability ...........................................            24
         6.5           Pension Plan .................................................................            24
         6.6           Savings Plan .................................................................            26
         6.7           Labor Agreements .............................................................            27

ARTICLE 7. PRE-CLOSING COVENANTS ....................................................................            27
         7.1           [Intentionally left blank] ...................................................            27
         7.2           [Intentionally left blank] ...................................................            27
         7.3           [Intentionally left blank] ...................................................            27
         7.4           [Intentionally left blank] ...................................................            27
         7.5           Workers' Compensation ........................................................            27
         7.6           Insurance-Primary Casualty Program ...........................................            27
                       7.6.1        Claims Responsibility and Procedures ............................            27
         7.7           No Inconsistent Action .......................................................            28
         7.8           [Intentionally left blank] ...................................................            28
         7.9           Non-Solicitation .............................................................            28
         7.10          Refunds and Remittances ......................................................            28
         7.11          Enforcement of Confidentiality Provisions ....................................            28
         7.12          Novation of Government Contracts .............................................            28
         7.13          Further Actions ..............................................................            28
         7.14          Letters of Credit ............................................................            29
         7.15          1985 Capitalization of ELAC ..................................................            29
         7.16          MCDV Subcontract .............................................................            29


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ARTICLE 8. CONDITIONS TO CLOSING ....................................................................           30
         8.1            Conditions to the Obligations of Purchaser ..................................           30
         8.2            Conditions to the Obligations of Sellers ....................................           31

ARTICLE 9. TERMINATION AND SURVIVAL .................................................................           31
         9.1            Termination .................................................................           31
         9.2            Effect of Termination .......................................................           32

ARTICLE 10. CLOSING DOCUMENTS .......................................................................           32
        10.1            Documents to be Delivered by Sellers ........................................           32
        10.2            Documents to be Delivered by Purchaser ......................................           33

ARTICLE 11. POST CLOSING OBLIGATIONS ................................................................           34
        11.1            Further Assurances ..........................................................           34
        11.2            Access to Books and Records .................................................           34
        11.3            Cooperation in Litigation ...................................................           34
        11.4            Proprietary Information .....................................................           34
        11.5            Covenant Not to Compete .....................................................           35
        11.6            Change of Name ..............................................................           35
        11.7            Tax Election ................................................................           35
        11.8            Research and Experimental Expenses ..........................................           35
        11.9            Pooling Arrangement .........................................................           35

ARTICLE 12. INDEMNIFICATION .........................................................................           35
        12.1            Indemnification by Sellers ..................................................           35
        12.2            Tax Indemnification .........................................................           36
        12.3            Indemnification by Purchaser ................................................           36
        12.4            Indemnification Procedure ...................................................           37
        12.5            Survival and Limitations ....................................................           38
        12.6            Adjustment for Insurance and Taxes ..........................................           38
        12.7            Environmental Liabilities ...................................................           39
        12.8            Facility Sale Agreement .....................................................           39

ARTICLE 13. MISCELLANEOUS ...........................................................................           39
        13.1         Expenses .......................................................................           39
        13.2         Notices ........................................................................           39
        13.3         Confidentiality ................................................................           40
        13.4         Counterparts ...................................................................           40
        13.5         Entire Agreement/Termination of December Agreement .............................           40
        13.6         Construction ...................................................................           41
        13.7         Assignment .....................................................................           41
        13.8         Amendment ......................................................................           41
        13.9         Applicable Law .................................................................           41
        13.10        No Third Party Rights ..........................................................           41
        13.11        Exhibits and Schedules .........................................................           41
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                                       iii
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13.12          Waivers ..............................................................................           41
13.13          Severability .........................................................................           42
13.14          Bulk Sales Law .......................................................................           42
13.15          Knowledge of Sellers .................................................................           42
13.16          Personal Liability ...................................................................           42


EXHIBIT A -- License Agreement
EXHIBIT B -- Transition Services Agreement

                                    SCHEDULES

1                 Products

1.1(a)            Personal Property

1.3(j)            Excluded Assets

4.6(a)            Intellectual Property

4.6(c)            Licensed Intellectual Property

4.6(d)            Intellectual Property

4.7               Contracts

4.8               Title and Leases

4.9               Litigation

4.10              Environmental Disclosure

4.11              Benefit Plans and Policies

4.12              Material Changes

4.14              Compliance with Law

4.15              Consents

4.16              ELAC Taxes

4.17              Permits and Licenses

4.19              Labor Relations

4.19(x)           Labor Relations

4.21(a) - (e)     Government Contracts

4.22              Government Furnished Equipment

4.23              Entire Business

4.25              Insurance

4.26              Affiliate Transactions

6.2(a)            Retention Agreements

6.5(b)            Actuarial Methods and Assumptions

7.15              Letters of Credit

                            ASSET PURCHASE AGREEMENT


     ASSET PURCHASE AGREEMENT (the "Agreement") dated as of March 30, 1998 among AlliedSignal Inc., a Delaware corporation ("AlliedSignal"), AlliedSignal Technologies, Inc., an Arizona corporation and a wholly owned subsidiary of AlliedSignal ("ASTI"), AlliedSignal Deutschland GmbH, a German corporation and a wholly owned subsidiary of AlliedSignal ("AS Deutschland" and, collectively with ASTI and AlliedSignal, the "Sellers"), and L-3 Communications Corporation, a Delaware corporation ("Purchaser").

                                   WITNESSETH:

     WHEREAS, AlliedSignal is engaged exclusively through AlliedSignal's Ocean Systems business unit ("Ocean Systems") and through AlliedSignal ELAC Nautik GmbH ("ELAC"), a wholly owned subsidiary of AS Deutschland, in the business (the "Business") of developing, manufacturing and selling the products and services (the "Products") listed on Schedule 1 hereto, together with services associated with such Products; all of which Products as produced by the Business during the last 24 months are listed in Schedule I hereto;

     WHEREAS, certain of the intellectual property used by Ocean Systems is owned by ASTI;

     WHEREAS, AlliedSignal desires to sell and Purchaser desires to purchase the assets of Sellers primarily related to, or used primarily in connection with, the Business as described herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements representations and warranties contained herein, the parties agree as follows:

                          ARTICLE 1. PURCHASE AND SALE

     1.1 Purchase and Sale of Assets and Stock. Subject to the terms and conditions of this Agreement and except as otherwise provided herein, at the Closing (as defined in Section 2.1), Sellers shall sell, convey, transfer, assign and deliver to Purchaser, and Purchaser shall purchase and accept from Sellers, all direct or indirect right, title and interest of Sellers in the assets, whether tangible or intangible, real or personal, primarily related to, or used primarily in connection with, the Business prior to the Closing, other than Excluded Assets (as defined in Section 1.3), together with all of AS Deutschland's right, title and interest in the ELAC capital stock described in
Section 1.1(o) below (the "Assets"), including, without limitation, the following:

          (a) all machinery and equipment, fixtures, furniture, office equipment, vehicles, boats, ships, tools and other tangible personal property set forth on Schedule 1.1(a) as of the date indicated thereon (collectively, the "Personal Property");

          (b) all accounts receivable and other receivables as of the Closing Date, whether recorded or unrecorded (the "Accounts Receivable");

          (c) all inventory and other supplies on hand, in transit or on order as of the Closing Date, wherever located, including raw materials, work-in-process and finished goods (the "Inventory");

          (d) subject to the exclusions set forth in Section 1.3(f) and (h), all intellectual property, including without limitation all (i) inventions, discoveries, processes, formulae, designs, methods, techniques, procedures, concepts, developments, technology, new and useful improvements thereof and know-how relating thereto, whether or not patented or eligible for patent protection; copyrights and copyrightable works, including computer applications, programs, software, databases and related items; trademarks, service marks, trade names (including, but not limited to, the "Ocean Systems" trade name), brand names, logos and trade dress, the goodwill of any business symbolized thereby, and all common-law rights relating thereto; trade secrets and other confidential information; (ii) registrations, applications, recordings, and licenses or other similar agreements related to the foregoing; (iii) rights to sue at law or in equity for any infringement or other impairment of the foregoing occurring prior to the Closing Date; and (iv) rights to obtain reissues, re-examinations, continuations, continuations-in-part, divisions, extensions, renewals or other legal protections pertaining to the foregoing (the "Intellectual Property");

          (e) all contracts, agreements, arrangements and/or commitments (the "Contracts");

          (f) all transferable governmental and other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations relating to the Assets including, but not limited to, those listed in Schedules 4.10 and 4.17 hereto (the "Permits and Licenses");

          (g) prepaid expenses, except insurance premiums, but only if and to the extent of the benefit conferred by such prepaid expenses to the Business after the Closing Date;

          (h) all transferable rights of Sellers pursuant to any express or implied warranties, representations or guarantees relating to any Personal Property or made by suppliers furnishing goods or services to Sellers;

          (i) all lists, files and documents, including, but not limited to, all business records, tangible data, computer software, electronic media and management information systems, disks, files, customer lists, supplier lists, blueprints, specifications, designs, drawings, plans, operation or maintenance manuals, bids, personnel records, policy manuals, invoices, credit reports, sales literature, tax, financial and accounting records and all other books and records (the "Books and Records").

          (j) all interests in real estate, whether leased or owned, excluding the land, building and improvements located at Sylmar, California (the "Facility"),

          (k) all security (including cash) deposited with third parties and all security bonds;

          (1) all goodwill and going concern value (without any representation as to any value thereof);

          (m) all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind against other parties (other than those related to Excluded Assets or Excluded Liabilities);

          (n) all insurance proceeds arising out of or related to damage, destruction or loss of any property or asset of or used primarily in connection with the Business to the extent of any damage or destruction that remains unrepaired, or to the extent any property or asset remains unreplaced, at the Closing Date; and

          (o) all the issued and outstanding capital stock and rights in respect of such capital stock of ELAC (the "ELAC Shares").

     1.2 Non-Assignable Assets. Notwithstanding anything to the contrary contained in this Agreement, to the extent the sale, assignment, transfer, conveyance or delivery to Purchaser of any Asset, or any other item to be delivered at Closing, such as a permit, license or consent, is prohibited by any foreign, federal, state or local statutes, laws or regulations applicable to the Assets or the operation of the Business (an "Applicable Law") or would require any governmental or third party authorizations, approvals, consents or waivers which shall not have been obtained prior to the Closing (after Sellers' reasonable best efforts to obtain them), this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery thereof. Following the Closing, the parties shall use reasonable best efforts and cooperate with each other to obtain promptly such authorizations, approvals, consents or waivers; provided, however, that neither Sellers nor Purchaser shall be required to pay any consideration therefor, other than filing, recordation or similar fees payable to any governmental authority, which fees shall be paid in accordance with Section 2.6. Pending such authorization, approval, consent or waiver, the parties shall cooperate with each other in any commercially reasonable and lawful arrangements designed to provide to Purchaser the benefits of use of such Asset. Once such authorization, approval, consent or waiver is obtained, the Sellers shall promptly assign, transfer, convey and deliver such Asset to Purchaser for no additional consideration. To the extent that any such Asset cannot be transferred or the full benefits of use of any such Asset cannot be provided to Purchaser following the Closing, then Purchaser and Sellers shall enter into such arrangements for no additional consideration from Purchaser (including subleasing or subcontracting if permitted) to provide Purchaser the economic (taking into account tax costs and benefits) and operational equivalent of obtaining such authorization, approval, consent or waiver.

     1.3 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, the following are not included in the Assets and not intended to be sold, assigned, transferred or conveyed to Purchaser hereunder (the "Excluded Assets"):

          (a) assets primarily related to, or used primarily in connection with, Sellers' businesses other than the Business, including, but not limited to, the assets primarily related to, or used primarily in connection with, Sellers' avionics repair and overhaul business conducted at the Facility;

          (b) except as set forth in Section 2.4, cash, cash equivalents and overdrafts;

          (c) intercompany receivables and intercompany prepaid expenses, other than (i) trade receivables of the Business for goods delivered in the ordinary course of business and (ii) the intercompany note receivable between Ocean Systems and ELAC with respect to cash in the AlliedSignal German cash pool (the "Intercompany Note");

          (d) Books and Records which Sellers are required by law to retain; provided, however, that in the event of such legal requirement, Sellers shall retain copies of such Books and Records and deliver the original Books and Records to Purchaser unless Sellers are legally obligated to retain the original records in which case the copies of such Books and Records shall be provided to Purchaser;

          (e) the basic books and records of account and all supporting vouchers, invoices and other records and materials relating to any or all income taxes of Sellers; other than all such materials relating solely to the Business and located at the Facility or at ELAC's headquarters in Kiel, Germany (the "ELAC Facility");

          (f) except as granted pursuant to Section 1.1(d) any right to use any name or logo of Sellers or any Affiliate or any confusingly similar variant or derivative thereof, including but not limited to "Allied-Signal", "AlliedSignal", "Allied", "Allied Chemical," "Signal," "Bendix," "Bendix Oceanics" or "Bendix Oceanics, Inc.";

          (g) the insurance policies of Sellers, including without limitation those pertaining to the Business and the Facility, and the rights of Sellers thereunder;

          (h) the Intellectual Property listed in Schedule 4.6 (c) (the "Licensed Property");

          (i) assets of employee benefit plans, except as provided in Article 6;

          (j) the assets listed in Schedule 1.3(j); and

          (k) the Facility.

     1.4 Transfer of the Assets. Sellers shall sell, convey, transfer, assign and deliver the Assets to Purchaser at the Closing by means of deeds, bills of sale, assignments, endorsements, consents, certificates and such other good and sufficient instruments of transfer in form and substance reasonably satisfactory to Purchaser, and all in recordable form, where applicable, as shall be necessary or appropriate to vest in Purchaser all right, title, ownership and interest of Sellers in and to the Assets as provided in this Agreement or in the Schedules hereto.

     1.5 Sale and Transfer of ELAC Shares. Sellers shall cause to be delivered to the Purchaser certificates representing the ELAC Shares, duly endorsed, or accompanied by stock powers duly executed, with all necessary stock transfer stamps attached thereto and cancelled, or such other assignments, deeds, share transfer forms, endorsements, notarial deeds of transfer or other instruments or documents, duly stamped where necessary.

     1.6 License Agreement. On or prior to the Closing Date, ASTI and Purchaser shall enter into a license agreement in the form attached hereto as Exhibit A, with respect to the intellectual property identified in Schedule 4.6(c).


                       ARTICLE 2. CLOSING; PURCHASE PRICE

     2.1 Closing Date and Place. On and subject to the conditions set forth herein, the consummation of the purchase and sale contemplated hereby (the "Closing") will take place at the offices of AlliedSignal in Morristown, NJ at 10:00 a.m., local time, on March 30, 1998, or at such other time and place as shall be agreed upon by the parties hereto. The date upon which the Closing occurs is referred to herein as the "Closing Date". The Closing shall be effective as of 11:59 p.m. on the Closing Date. In addition, subsequent to the Closing, Purchaser and Sellers shall call the notary in Europe in order to perfect the transfer of the ELAC Shares by way of a notarial deed.

     2.2 Purchase Price. (a) The purchase price to be paid by Purchaser for the Assets including the ELAC Shares, is Sixty-Seven Million Five Hundred Thousand Dollars ($67,500,000) (the "Purchase Price"). The Purchase Price shall be paid by Purchaser in full at Closing in immediately available funds.

          (b) The parties acknowledge the existence of a receivable relating to a contract dated December 19, 1997 (the "Turkey Contract") pursuant to which Ocean Systems is to supply to the Turkish Navy four (4) AQS-18A dipping sonar systems, plus spares, ground support equipment and performance testing (the "Turkey Receivable"). In the event that any cash is received by AlliedSignal in respect of the Turkey Receivable, whether before, on or after the Closing Date (each a "Turkey Cash Receipt"), AlliedSignal shall pay to L-3 an amount in cash equal to all Turkey Cash Receipts, on April 1, 1998, or if any Turkey Cash Receipt is received by AlliedSignal after April 1, 1998, on the date of such receipt.

     2.3 Income Taxes. As soon as reasonably practicable, the parties shall prepare a calculation of income tax liability or tax benefit based on the income or loss reflected on the books and records of the Business determined on a basis consistent with prior periods (excluding any income or loss attributable to the Turkey Contract) for the period beginning after December 31, 1997 (the "Effective Date") and ending on the close of the Closing Date multiplied by 36.6%. The calculation of book income or loss for such period shall be computed by means of a closing of the books and records of the Business as of the Closing Date, and, to the extent not practical, by apportionment on the basis of elapsed days. Buyer shall pay to Seller any such income tax liability and Seller shall pay to Buyer any such income tax benefit within 60 days thereof.

     2.4 Cash True-Up. Within fifteen business days after the Closing Date, AlliedSignal shall prepare and deliver to Purchaser a schedule setting forth, on a daily basis, the cash generated by the Business from 12:01 a.m. on the first day following the Effective

Date through and including the Closing Date. Purchaser shall have three business days from receipt to review the schedule and AlliedSignal shall give Purchaser reasonable access to its books and records for the purpose of confirming the calculations of AlliedSignal pursuant to this Section 2.4. Any dispute with respect to the schedule shall be resolved in good faith by the parties. Within three business days after the expiration of such review period (or the resolution of any dispute), Purchaser shall make payment to AlliedSignal if the schedule shows a net cash usage by the Business during such period and AlliedSignal shall make payment to Purchaser if the schedule shows net cash generation during such period in an amount equal to such net cash usage or net cash generation, as the case may be; provided, however, that if AlliedSignal shall pay to Purchaser any amount pursuant to Section 2.2(b) in respect of a Turkey Cash Receipt received on or prior to the Closing Date, and the amount of such Turkey Cash Receipt would have been a cash generation under this Section
2.4 but for this proviso, then the amount of any such Turkey Cash Receipt shall be excluded in calculating net cash generation or a cash usage under this
Section 2.4. Any payment to be made pursuant to this Section 2.4 shall be made in immediately available funds by wire transfer to a bank account designated in writing by the party entitled to receive the payment. AlliedSignal shall be responsible for paying any checks outstanding as of the Effective Date.

     2.5 Allocation of Purchase Price. The Sellers and the Purchaser agree to allocate the Purchase Price of the Assets including the covenant not to compete, in accordance with the rules under Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. Such allocation shall be mutually agreed between the Sellers and the Purchaser. The Sellers and the Purchaser recognize that the Purchase Price does not include Purchaser's acquisition expenses and that Purchaser will allocate such expenses appropriately. Sellers and the Purchaser agree to act in accordance with the computations and allocations as determined pursuant to this
Section 2.5 (including any modifications thereto reflecting any post-Closing adjustments, such adjustments shall be allocated in accordance with the character of each such adjustment, on a basis consistent with the allocation under this Section 2.5) in any relevant Tax Returns or filings, including any forms or reports required to be filed pursuant to Section 1060 of the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and foreign law ("1060 Forms"), and to cooperate in the preparation of any 1060 Forms and to file such 1060 Forms in the manner required by Applicable Law.

     2.6 Payments. All payments required to be made pursuant to this Article 2 and other provisions of this Agreement shall be made in United States dollars in immediately available funds by wire transfer to an account designated by the party to receive payment in writing to the party making payment.

     2.7 Transfer Taxes. Purchaser and Sellers shall each bear 50% of all sales, transfer and similar taxes, duties or levies (other than taxes computed on the basis of income) assessed or payable in connection with the transfer of the Assets including the ELAC Shares to Purchaser, including notary fees relating to the transfer of the ELAC Shares; provided that in no event shall Sellers be required to pay more than $500,000 in respect thereof, including any amounts paid by AlliedSignal pursuant to Section 2.4 of the real estate purchase agreement, dated as of December 22, 1997 (the "Facility Sale Agreement"), between AlliedSignal and Purchaser. Purchaser and Sellers agree to cooperate with one another to try to minimize such taxes to the extent practicable without additional costs or liabilities to Purchaser or Sellers. To the extent any exemptions from such taxes are available, Purchaser and Sellers shall cooperate to obtain and prepare all required resale or other exemption certificates with respect to the Assets and the ELAC Shares.


              ARTICLE 3. ASSUMPTION OF LIABiLITIES AND OBLIGATIONS

     3.1 Assumed Liabilities. Except for the Excluded Liabilities, Purchaser shall, without any further responsibility or liability of, or recourse to, Sellers, except as set forth herein, absolutely and irrevocably assume and be solely liable and responsible for any and all liabilities and obligations of any kind or nature, whether foreseen or unforeseen, known or unknown, existing or which may arise in the future, fixed or contingent, matured or unmatured, to the extent primarily related to the Business or the Assets prior to, on, or following the Closing Date (the "Assumed Liabilities") including, but not limited to:

          (a) obligations to fill purchase orders of customers of the Business to the extent such orders are unfilled on the Closing Date;

          (b) obligations incurred through the Closing Date to purchase or pay for goods and services for the Business to be received on or after the Closing Date;

          (c) obligations and liabilities under the Contracts; provided that any Contract as to which consent to assignment is required but has not been obtained shall not be deemed an Assumed Liability until Purchaser has obtained the benefits of such Contract;

          (d) obligations and liabilities under licenses and permits of the Business that are transferred or assigned to Purchaser (but only to the extent so transferred or to the extent Purchaser receives the benefits thereunder pursuant to Section 1.2); and

          (e) obligations and liabilities specifically assumed or undertaken by Purchaser hereunder.

     3.2 Excluded Liabilities. Notwithstanding anything to the contrary contained in this Agreement, the liabilities and obligations of Sellers which are not to be assumed or retained by Purchaser hereunder (the "Excluded Liabilities") include, but are not limited to, the following:

          (a) obligations and liabilities for all Taxes relating to the Business for all periods prior to the Effective Date;

          (b) obligations and liabilities arising out of or related to past, present or future actions, suits, claims, disputes, investigations and other proceedings relating to the ownership or operation of the Assets or the Business on or prior to the Effective Date, including, but not limited to, the items referred to in Schedule 4.9;

          (c) obligations and liabilities related to employees, including former employees, not expressly assumed by Purchaser pursuant to Article 6 hereof;

          (d) all obligations and liabilities (whether or not the subject of any claim by a third party), fixed or contingent, known or unknown, under any Environmental Laws as have been, are or may in the future be in effect arising out of or relating to (i) the operation of the Business on or prior to the Effective Date or the use or ownership of any real property (including, without limitation, the Facility) used in the Business on or prior to the Effective Date, including without limitation, the disposal or arrangement for the disposal of Materials of Environmental Concern prior to the Effective Date and (ii) the presence of contamination by Materials of Environmental Concern at or emanating from any real property (whether leased or owned) used in the Business prior to the Effective Date ("Environmental Liabilities");

          (e) all obligations and liabilities for non-trade accounts payable to Sellers and their Affiliates (other than the Intercompany Note);

          (f) all obligations, liabilities, expenses or charges to earnings or reserves taken in connection with any restructuring program of AlliedSignal;

          (g) all debts, obligations or liabilities whatsoever to the extent not primarily related to the Business or the Assets; and

          (h) all other obligations and liabilities for which Sellers have expressly assumed responsibility pursuant to this Agreement.


              ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers jointly and severally represent and warrant to Purchaser as follows:

     4.1 Corporate Status. AlliedSignal is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full power and authority and all governmental licenses, authorizations, material consents and approvals required to carry on the Business as now conducted and own all of its properties and assets. ASTI is a corporation duly organized, validly existing and in good standing under the laws of Arizona. AS Deutschland and ELAC are corporations duly organized, validly existing and in good standing under the laws of the Federal Republic of Germany. Each Seller has all requisite corporate and other power and authority to enter into, execute and deliver this Agreement and any other agreements contemplated hereby (the "Other Agreements") and to perform its respective obligations and consummate the transactions contemplated hereunder and thereunder in accordance with the terms of this Agreement. Each Seller is duly qualified to do business in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the Sellers' conduct of the Business.

     4.2 Authorization. All corporate and other proceedings required to be taken by or on the part of each of the Sellers to authorize Sellers to enter into and carry out this Agreement have been, or prior to the Closing will be, duly and properly taken. This

Agreement has been, and on the Closing Date each of the Other Agreements will be, duly authorized, executed and delivered by each Seller and this Agreement constitutes, and each Other Agreement will upon execution and delivery thereof constitute, a legal and binding obligation of Sellers, valid and enforceable against each Seller in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief and other equitable remedies.

     4.3 Compliance. Except for (i) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and under any similar German national or European Union law and (ii) any novations pursuant to Section 7.12 and any consents listed on Schedule 4.15, the execution, delivery and performance of this Agreement and Other Agreements by Sellers and the consummation of the transactions contemplated hereby and thereby (a) will not violate (with or without giving of notice or the lapse of time or both), or require any consent, approval, filing or notice under any provision of any licenses, permits, approvals, consents, certificates of public convenience, orders, franchises and other authorizations of any federal, state, local or foreign governmental authority (collectively, "Licenses"), law, rule or regulation, court or administrative order, writ, judgement or decree applicable to Sellers, the Business or any of the Assets or the Assumed Liabilities other than the facilities clearance requirements of the Defense Investigative Services of the United States Department of Defense ("DIS"), as set forth in the DIS Industrial Security Regulation and the DIS Industrial Security Manual, as each may be amended from time to time and (b) will not (with or without the giving of notice or the lapse of time or both) (I) violate or conflict with, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of Sellers under, or (II) result in the creation of any lien, mortgage, pledge, security interest, claim, charge or encumbrance or other material restriction of any kind or nature (collectively, "Liens") upon the Business or the Assets pursuant to, as the case may be, the articles of incorporation, by-laws or other organization documents of any Seller or any material agreement, lease, mortgage, note, deed of trust, lease, bond, indenture, license or other document or undertaking, oral or written, to which any Seller is a party or by which any Seller is bound and by which any of the Assets or the Business may be affected.

     4.4 [Interntionally left blank]

     4.5 Personal Property. In all material respects, the Personal Property and the machinery and equipment, fixtures, furniture, office equipment, vehicles, boats or ships, tools and other tangible personal property of ELAC have been maintained in accordance with standard industry practices, are in reasonable working condition (normal wear and tear excepted) and are sufficient for the conduct of the Business as it is currently being conducted.

     4.6 Intellectual Property.

          (a) Schedule 4.6(a) lists all Intellectual Property owned or used by the Business that is issued or registered by or filed with any governmental agency, and all licenses of Intellectual Property used by the Business to or from third parties.

          (b) The Sellers own or have the right to use all Intellectual Property necessary to conduct the Business substantially as it is currently conducted and consistent with past practice.

          (c) Schedule 4.6(c) lists all Intellectual Property not included in the Assets, the use of which is necessary for the Business as it is currently conducted. AlliedSignal and ASTI will grant to Purchaser a license to such Intellectual Property pursuant to the license agreement referred to in Section 1.6 of this Agreement.

          (d) Except as set forth on Schedule 4.6(d): (i) all material Intellectual Property owned or used by the Business is unexpired, has not been abandoned and, to the Knowledge of Sellers, does not infringe or otherwise impair the intellectual property rights of any third party; (ii) no material Intellectual Property owned or used by the Business is the subject of any license, security interest, Lien or other agreement granting rights therein to any third party other than licenses listed on Schedule 4.6(d); (iii) no judgment, decree, injunction, rule or order has been rendered by any governmental entity, no action, suit or proceeding is currently pending and Sellers have not received written notice, and to the Knowledge of Sellers there are no threatened suits, actions or proceedings, which would limit, cancel or question the validity of, or Sellers' rights in and to any material Intellectual Property; and (iv) the Company and its subsidiaries have taken reasonable steps to protect, maintain and safeguard their material Intellectual Property, including any Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and have executed appropriate nondisclosure and confidentiality agreements and made appropriate filings and registrations in connection with the foregoing.

     4.7 Contracts and Bindin2 Commitments. Schedule 4.7 lists the Contracts and the contracts, agreements and/or commitments of ELAC that are material to the operation of the Business taken as a whole (the "Agreements"). Except as set forth on Schedule 4.7, each of the Agreements is a valid and binding agreement of the Seller which is a party thereto or ELAC and is in full force and effect. True and complete copies of all the Agreements have been delivered to Purchaser or otherwise made available for inspection by Purchaser. All the Agreements are in full force and effect. Except as set forth on Schedule 4.7, to the Knowledge of Sellers neither AlliedSignal nor ELAC, as the case may be, is in default in any material respect under any of the Agreements and to the Knowledge of Sellers there has been no material default under any of the Agreements by any other party thereto. AlliedSignal is not obligated to list in Schedule 4.7 any agreement, contract or commitment identified elsewhere in this Agreement or any Schedule hereto, or if such agreements, individually and together with all such other agreements which are not listed on Schedule 4.7 pursuant to this sentence, are not material to the Business taken as a whole and (a) such agreement, contract or commitment, is related to the sale or furnishing of products or services by AlliedSignal or ELAC and has a price of less than $75,000 in the case of AlliedSignal or DM 100,000 in the case of ELAC; (b) such agreement, contract or commitment, if related to the purchase of materials, supplies, equipment, merchandise or services, imposes a payment obligation on AlliedSignal or ELAC of less than $75,000; or (c) the disclosure of such agreement, contract or commitment is proscribed by the terms of such document or by the provisions of a governmental security agreement or regulation; provided that if such agreements, individually or in the aggregate, are material to the Business, a summary of the material terms of such agreement have been delivered to a properly authorized officer or employee of Purchaser in accordance with Applicable Law.

     4.8 Title. Except as set forth in Schedule 4.8, each Seller and ELAC holds the entire legal, equitable and beneficial title in and will transfer to Purchaser good (and, in the case of real property, marketable) title to, or a valid and binding leasehold interest in, its property included in the Assets free and clear of all Liens other than (i) Liens for taxes not yet due and payable or being contested in good faith for which adequate reserves are being maintained in accordance with United States generally accepted accounting principles ("GAAP"), and (ii) encumbrances that do not, and are not reasonably expected to, individually or in the aggregate, materially adversely affect the value of the Assets subject thereto or the ability of AlliedSignal, ELAC or Purchaser to conduct the Business as it is now being conducted (collectively, "Permitted Liens").

     4.9 Litigation. Except as disclosed in Schedule 4.9, there is not any action, suit, proceeding, arbitration or litigation, pending or to the Knowledge of Sellers threatened against Sellers or to the Knowledge of Sellers any investigation pending or threatened, relating to the Business, the Assets, the Assumed Liabilities or the transactions contemplated by this Agreement that could reasonably be expected to result in any material judgment against, material liability of, or have a material adverse effect on the Business taken as a whole. Sellers are not in violation of any term of any judgment, writ, decree, injunction or order entered by any court or governmental authority (domestic or foreign) and outstanding against Sellers or with respect to the Business or any of Sellers' assets (including the Assets) or properties, except for such violations which could not, individually or in the aggregate, have a material adverse effect on the Sellers or the Business. An action, suit, proceeding, investigation, arbitration or litigation shall be considered "threatened" for purposes of this Section 4.9 if any of the persons referred to in Section 13.15 shall have received a written notice or communication reasonably indicating to a business person that an action, suit, investigation, or proceeding will be commenced.

     4.10 Environmental Matters. (a) Except as set forth on Schedule 4.10 to the Knowledge of Sellers: (i) the Business complies and has complied in all material respects with all applicable Environmental Laws, and possesses and complies and has possessed and complied in all material respects with all Environmental Permits (all of which are identified accordingly on Schedule 4.10 and are transferrable as a routine matter to Purchaser); (ii) there are and have been no Materials of Environmental Concern, or other conditions, at any property owned, operated, or otherwise used by the Business now or in the past, or at any other location, that could give rise to any material liability to the Business under any Environmental Law or result in material costs to the Business arising out of any Environmental Law; (iii) no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law is pending or threatened in writing with respect to the Business, nor is the Business the subject of any investigation or the recipient of any request for information in connection with any such proceeding; (iv) there are no past or present conditions, circumstances, practices, plans, or legal requirements that could be expected to prevent the Business from, or materially increase the burden on the Business of, complying in all material respects with applicable Environmental Laws or obtaining, renewing, or complying in all material respects with all Environmental Permits required under such laws.

          (b) The Sellers have provided or made available to Purchaser true and complete copies of all Environmental Reports in their possession or control.

          (c) Any costs, estimates, projections or other predictions contained or referred to in Schedule 4.10 are not, and shall not be deemed to be, representations or warranties of Allied Signal.

          (d) For purposes of this Agreement, the following terms shall have the following meaning:

          "Environmental Laws" shall mean any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirement (including, without limitation, common law) of the United States or any other national government, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety as of the Closing Date.

          "Environmental Permits" shall mean any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization required of the Business under any Environmental Law.

          "Environmental Report" shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, or actual or potential liability under or cost arising out of, any Environmental Law that may in any way materially adversely affect the Business.

          "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

     4.11 Employee Benefit Plans and Policies. Schedule 4.11 lists all of the employment, severance, change-of-control, stock purchase, stock option, fringe benefits, incentive, bonus, pension, welfare, shop agreements or other employee benefit plans and policies maintained or contributed to by Sellers or ELAC for the Business or in which employees of the Business or managing directors of ELAC, including employees or managing directors of ELAC on short-term disability, medical, sick or other leave of absence (the "Employees"), are entitled to participate (collectively the "Benefit Plans") and copies of all such written Benefit Plans have been made available to Purchaser. Except as listed on Schedule 4.11, (a) such Benefit Plans that cover U.S. Employees ("U.S. Benefit Plans") comply in all material respects, to the extent applicable, with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code") and all other applicable laws, rules and regulations; (b) none of the U.S. Benefit Plans subject to Part 3 Subtitle B of Title I of ERISA has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code; (c) no material liability, other than required premium payments, to the Pension Benefit Guaranty Corporation has been incurred with respect to any of the U.S. Benefit Plans subject to Title IV of ERISA; (d) AlliedSignal has not incurred any material liability for any tax imposed under Section 4975 of the Code or Part 4 Subtitle B of Title I of ERISA with respect to any of the U.S. Benefit Plans;
(e) none of the U.S. Benefit Plans is a multiemployer plan within the meaning of
Section 3(37)(A) of ERISA. Except as otherwise is provided in this Agreement, all contributions to the U.S. Benefit Plans that were required to be made under such U.S. Benefit Plans as of the date hereof have been paid, accrued or otherwise adequately reserved or disclosed in accordance with GAAP as of such date; and (f) each Benefit Plan covering non-U.S. Employees complies in all material respects with all Applicable Laws, rules and regulations.

     4.12 Material Changes. Except as set forth on Schedule 4.12 or as communicated to Steven Schorer or any individual who directly reports to Mr. Schorer or Purchaser, since December 31, 1997, there has been no:

          (a) Lien created on any Asset or ELAC Asset, except Permitted Liens;

          (b) capital expenditures or commitment to make any such expenditures with respect to the Assets or the ELAC Assets, except with respect to any such expenditures or commitments incurred prior to the date hereof, to the extent such expenditures and commitments do not exceed, when combined with any expenditures permitted under Section 4.7(d) of the Facility Sale Agreement, $2,100,000 in the aggregate;

          (c) rights of substantial value knowingly waived with respect to the Assets or the Business; or

          (d) sale or transfer of any Assets or ELAC Assets other than dispositions of inventory and obsolete or worn out equipment in the ordinary course of business.

          (e) (i) (x) contract, agreement, proposal or other commitment entered into for the purchase of goods or services which is not terminable by the parties upon 30 days' notice or less without penalty or which involves aggregate consideration in excess of $250,000 or (y) agreement, bid, proposal or other commitment entered into for the sale of goods or services which is not terminable by the parties upon 30 days' notice or less without penalty or which involves aggregate consideration in excess of $5 million or which would result in a loss in excess of $100,000 for any individual contract or $250,000 in the aggregate, (ii) amendment, supplement, waiver or modification of any contract or agreement included in the Assets or the ELAC Assets, other than in the ordinary course of business consistent with past practice and (iii) Affiliate that has been permitted to do, or agree, in writing or otherwise, to do, any of the foregoing;

          (f) except as required by Applicable Law or to the extent required under existing employee and director benefit plans, agreements or arrangements as in effect on the date of this Agreement, (i) increase in the compensation or fringe benefits of any of the President of Ocean Systems and his direct reports or other employees (including any such increase pursuant to any deferred compensation, severance, bonus, pension, profit-sharing or other plan or commitment), except for increases, in the ordinary course of business consistent with past practice, in salary or wages of employees who are not senior managers of the Business, (ii) grant of any severance or termination pay, (iii) hire, except in the ordinary course of business, of any new employees or consultants or (iv) amendment or termination, or any agreement to amend or terminate, any collective bargaining, bonus, profit sharing, thrift, compensation, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of the President of Ocean Systems and his past or present direct reports or any other past or present employees of the Business (except for changes in AlliedSignal benefit plans generally);

          (g) (i) transaction with or for the benefit of any other division or business of Seller or any Affiliate of Seller except as is set forth in
     Schedule 4.26 and (ii) Affiliate has been permitted to do, or agree, in writing or otherwise, to do, any of the foregoing;

          (h) (i) waiver of any material claims or rights relating to the Business or the Assets or (ii) Affiliate has been permitted to do, or agree, in writing or otherwise, to do, any of the foregoing;

          (i) acquisition of or agreement to acquire, by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof;

          (j) except for performance guarantees issued in the ordinary course of business consistent with past practice, incurrence of any indebtedness for borrowed money, or guarantee of any such indebtedness of another person, issuance or sale of any debt securities or warrants or other rights to acquire any debt securities of the Sellers, guarantee of any debt securities of another person, entrance into any "keep well" or other agreement to maintain any financial statement condition of another person or entrance into any arrangement having the economic effect of any of the foregoing, or loans, advances or capital contributions to, or investments in, any other person; or

          (k) license or agreement entered into with respect to the Intellectual Property.

     4.13 [Interntionally left blank]

     4.14 Compliance with Law. Except as set forth on Schedule 4.14, Sellers and ELAC are not in violation of any Applicable Law which, individually or in the aggregate, would have a material adverse effect on the operation of the Business, and Sellers and ELAC have not received any notice in writing alleging any such defaults or violations or potential defaults or violations.

     4.15 Consents. Except as set forth in Schedule 4.15, no action, approval, consent or authorization, including but not limited to any action, approval, consent or authorization by any third party, financial institution, governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary to make this Agreement or any of the Other Agreements or instruments to be executed and delivered pursuant hereto a legal, valid and binding obligation of Sellers or ELAC or to consummate the transactions contemplated hereunder.

     4.16 Taxes. All Taxes (as hereinafter defined) with respect to the Business that are due and payable or which relate to tax periods ending on or prior to the Closing Date have been or will be duly and properly computed, reported, fully paid and discharged by Sellers. There are no unpaid Taxes with respect to any period, or a portion thereof, ending on or before the Closing Date which are or could become a Lien on the Assets or the ELAC Assets, except for current Taxes not yet due and payable or reserved for in the Financial Statements. Except as set forth on Schedule 4.16, there has been filed by or on behalf of ELAC all material returns, declarations, statements, reports, schedules, forms and information returns and any amended tax returns relating to any Taxes (the "Tax Returns"). All such material Tax Returns are true, complete and correct in all material respects and all Taxes shown as due on such Tax Returns have been or will be paid in a timely fashion by Sellers prior to Closing or have been accrued for on ELAC's financial statements. Except as set forth on Schedule 4.16, no audit or other proceeding by any Governmental Authority, or similar person is pending, or to the Knowledge of Sellers, is threatened with respect to any material Taxes due from or with respect to ELAC. No material issues relating to Taxes were raised in writing by the relevant taxing authority during any audit or examination. Except as set forth in Schedule 4.16, ELAC is not a party to or bound by (nor will it become a party to or bound by prior to the Closing
Date) any tax indemnity, tax sharing, or tax allocation agreement. There is no material agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes and no power of attorney with respect to any material Taxes of ELAC has been executed or filed with any Governmental Authority. ELAC is not, nor has it ever been, a member of a U.S. consolidated, combined unitary tax group. As used herein, the term "Taxes" shall include all federal, state, local and foreign taxes, assessments or other governmental charges (including, without limitation, net income, gross income, excise, franchise, sales and value added taxes, taxes withheld from employees' salaries and other withholding taxes and obligations and all deposits required to be made with respect thereto), levies, assessments, deficiencies, import duties, licenses and registration fees and charges of any nature whatsoever, including any interest, penalties, additions to tax or additional amounts with respect thereto, imposed by any government or taxing authority, provided, however, that the term "Taxes" does not include the taxes, duties and levies referred to at Section 2.6.

     4.17 Permits and Licenses. Schedule 4.17 attached hereto lists all material governmental or other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations, other than those relating to the environment, that are issued to, or held or used by Sellers or ELAC, or for which Sellers or ELAC have applied, in connection with the current operation of the Business, and any limitations thereto. Except as listed in Schedule 4.17, Sellers and ELAC have all material governmental or other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations, other than those relating to the environment, that are necessary to own and operate the Assets and the ELAC Assets and to conduct the Business as it is currently being conducted, and Sellers and ELAC have not received notice alleging that any other material governmental or other permits, licenses, approvals, certificates of inspection, filings, franchises and other authorizations, other than those relating to the environment, are required. "Material" for purposes of this Section 4.17 shall include but not be limited to permits, licenses and other authorizations which are required to own or operate the Assets or ELAC Assets owned or operated by Sellers and used for the production of products in the Business.

     4.18 Ownership of ELAC Shares. The ELAC Shares constitute all of the issued and outstanding shares of capital stock of ELAC. The ELAC Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no securities convertible into or exchangeable or exercisable for ELAC Shares or any options, warrants or other rights to acquire ELAC Shares. AS Deutschland is the sole legal and beneficial owner of the ELAC Shares and owns the ELAC Shares free and clear of any Liens, restrictions, options or rights in others, encumbrances or other claims, rights of first offer or first refusal, or voting agreements, and AS Deutschland has full legal right, power and authority to enter into this Agreement and to transfer and deliver good and valid title to the ELAC Shares hereunder. At the Closing, Purchaser shall receive good and valid title to the ELAC Shares free and clear of any Liens other than as created by Purchaser. ELAC does not constitute a material part of the assets of AS Deutschland.

     4.19 Labor Relations. Except as set forth on Schedule 4.19, (i) there is no employment agreement, collective bargaining agreement, shop agreement or written personnel policy applicable to Employees of the Business nor are any such agreements or policies presently negotiated; (ii) there is no current labor strike, slowdown or work stoppage or pending lockout, dispute or other labor controversy in effect, or to the Knowledge of Sellers threatened against or otherwise affecting the Business, and the Business has not experienced such labor controversy in the past five years; (iii) there is no unfair labor practice charge or complaint pending or, to the Knowledge of Sellers, threatened against or otherwise affecting the Business; (iv) no representation question exists or has been raised respecting any of the Employees of the Business within the past five years, nor to the Knowledge of Sellers are there any campaigns being conducted to solicit cards from Employees of the Business to authorize representation by any labor organization; (v) no action, suit, complaint, charge, arbitration, grievance, inquiry, proceeding or investigation by or before any court, governmental agency, administrative agency or commission brought by or on behalf of any Employee, prospective employee, former employee, retiree, labor organization or other representative of the Business's Employees is pending or, to the Knowledge of Sellers, threatened against the Business;
(vi) the Sellers and ELAC are not party to, or otherwise bound by, any consent decree with, or citation by, any Government agency relating to

Employees or employment practices; (vii) the Sellers and ELAC are in compliance in all material respects with all Applicable Laws, agreements, contracts, and policies relating to employment, employment practices, wages, hours, and terms and conditions of employment; (viii) other than to the extent accrued in the financial statements of the Business in accordance with GAAP, the Sellers and ELAC have paid in full to all Employees of the Business all wages, salaries, commissions, bonuses, benefits and other compensation due to such employees or otherwise arising under any policy, practice, agreement, plan, program, statute or other law; (ix) the Sellers and ELAC are not liable for any severance pay or other payments to any Employee, or former employee arising from the termination of employment, nor will the Business have any liability under any benefit or severance policy, practice, agreement, plan, or program which exists or arises, or may be deemed to exist or arise, under any Applicable Law or otherwise, as a result of or in connection with the transactions contemplated hereunder or as a result of the termination by the Business of any persons employed by the Sellers on or prior to the Closing Date except to the extent accrued on the Closing Balance Sheet; (x) except as set forth in Schedule 4.19(x), the Sellers and ELAC have not closed any Business plant or facility, effectuated any layoff of Employees or implemented any early retirement, separation or window program which within the past five years, nor have the Sellers or ELAC planned or announced any such action or program for the future; (xi) the Sellers and ELAC are in compliance with their obligations pursuant to the Worker Adjustment and Retraining Notification Act of 1988, and Sellers and ELAC are in compliance with all other notification and bargaining obligations arising under any collective bargaining agreement, statute or otherwise.

     4.20 Brokerage Fees. No person is entitled to any brokerage or finder's fee or other commission from Sellers in respect of this Agreement or the transactions contemplated hereby except Bear, Stearns & Co. Inc. (whose fee shall be paid by Sellers).

     4.21 Government Contracts. (a) With respect to each and every Government Contract or bid to obtain a Government Contract to which Sellers or ELAC are a party, and which relates to the Business, and except as set forth in Schedule 4.21(a): (i) Sellers and ELAC have fully complied with all material terms and conditions of such Government Contract or bid for a Government Contract as required as of the date hereof and as of the Closing Date; (ii) Sellers and ELAC have fully complied with all material requirements of statute, rule or regulation pertaining to such Government Contract or bid for a Government Contract; (iii) all representations and certifications executed with respect to such Government Contract were to the Knowledge of Sellers accurate in every material respect as of their effective date and Sellers and ELAC to the Knowledge of Sellers have fully complied with all such representations and certifications in every material respect; and (iv) no termination for default, cure notice or show cause notice has been issued or, to the Knowledge of Sellers will be issued, (v) neither the U.S. Government nor any non-U.S. government nor any prime contractor, subcontractor or other entity person has notified in writing any of the Sellers or ELAC that any of the Sellers or ELAC has breached or violated any Applicable Law, certification, representation, clause provision or requirement pertaining to such Government Contract or bid; (vi) no cost incurred by the Sellers or ELAC pertaining to such Government Contract or bid has been questioned or challenged, is the subject of any investigation or has been disallowed by the U.S. Government or any non-U.S. government; (vii) no money due to the Sellers or ELAC pertaining to such Government Contract or bid has been withheld or set off and the Sellers or ELAC are entitled to all progress payments with respect thereto and (viii) each Government Contract is valid and in full force and effect. As used herein, "Government Contract" means any open contract relating to the Business between any of Sellers or ELAC and (x) the U.S. Government or any non-U.S. government, (y) any prime contractor of the U.S. Government or any non-U.S. government or (z) any subcontractor at any tier with respect to any contract described in clauses (x) and (y) above.

          (b) To the Knowledge of Sellers, except as set forth in Schedule 4.21(b), with respect to the Business; (i) none of its respective employees, consultants or agents is (or during the last three years has been) under administrative, civil or criminal investigation, indictment or information by any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing ("Governmental Authority"), (ii) there is not any pending audit or investigation by Sellers or ELAC nor within the last three years has there been any audit or investigation by Sellers or ELAC resulting in a material adverse finding with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or bid; and (iii) during the last three years, the Sellers and ELAC have not made a voluntary disclosure to the U.S. Government or any non-U.S. government, with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or bid. Except as set forth in Schedule 4.21(b), to the Knowledge of Sellers there are no irregularities, misstatements or omissions arising under or relating to any Government Contract or bid that has led or is expected to lead, either before or after the Closing Date, to any of the consequences set forth in clause (i) or (ii) of the immediately preceding sentence or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

          (c) Except as set forth in Schedule 4.21(c), with respect to the Business, there exist (i) no outstanding claims against the Sellers or ELAC, either by the U.S. Government or by any non-U.S. government or by any prime contractor, subcontractor, vendor or other third party, arising under or relating to any Government Contract or bid referred to in Section 4.2 1(a) and (ii) no disputes between the Sellers or ELAC and the U.S. Government or any non-U.S. government under the Contract Disputes Act or any other Federal statute or between the Sellers or ELAC and any prime contractor, subcontractor or vendor arising under or relating to any such Government Contract or bid. Except as set forth in Schedule 4.2 1(c), to the Knowledge of Sellers there are no facts that could reasonably be expected to result in a claim or a dispute under clause (i) or (ii) of the immediately preceding sentence.

          (d) Except as set forth in Schedule 4.2 1(d), neither the Sellers nor ELAC nor any of their employees, consultants or agents is (or during the last three years has been) suspended or debarred from doing business with the U.S. Government or any non-U.S. government or is (or during such period was) the subject of a finding of nonresponsibility or ineligibility for U.S. Government or non-U.S. government contracting. Except as set forth in
     Schedule 4.2 1(d), the Sellers, ELAC and their Affiliates have operated the Business in compliance with all requirements of all material laws pertaining to all Government Contracts and bids.

          (e) Except as set forth in Schedule 4.21(e), no statement, representation or warranty made by the Sellers or ELAC in any Government Contract, any exhibit thereto or in any certificate, statement, list, schedule or other document submitted or furnished to the U.S. Government or any non-U.S. government in connection with any Government Contract or bid
     (i) contained on the date so furnished or submitted any untrue statement of a material fact, or failed to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading or (ii) contains on the date hereof any untrue statement of a material fact, or fails to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading, except in the case of both clauses (i) and (ii) any untrue statement or failure to state a material fact that would not result in any material liability to the Business as a result of such untrue statement or failure to state a material fact.

     4.22 Government Furnished Equipment. Schedule 4.22 incorporates the most recent schedule delivered to the U.S. Government or any non-U.S. Government which identifies by description or inventory number certain equipment and fixtures loaned, bailed or otherwise furnished to or held by the Business by or on behalf of the United States or any foreign country. To the Knowledge of Sellers, such schedule was accurate and complete on its date and, if dated as of the Closing Date, would contain only those additions and omit only those deletions of equipment and fixtures that have occurred in the ordinary course of business, except for such inaccuracies that could not reasonably be expected to have a material adverse effect on the Business.

     4.23 Entire Business. Except for the Excluded Assets, and except as set forth on Schedule 4.23, the Assets, together with the License Agreement, constitute all of the assets, properties and rights necessary to conduct the Business in all material respects as currently conducted. Other than ELAC, Sellers have no subsidiaries primarily engaged in the Business.

     4.24 Real Estate. Schedule 4.24 accurately lists all real property of the Business owned or leased, indirectly or directly, by the Sellers or ELAC (other than the Facility, the "Real Property"):

          (a) The Sellers and ELAC have good and marketable title to all such owned Real Property and good and valid leasehold interest in all such leased Real Property, in each case, free and clear of all Liens except for Permitted Liens;

          (b) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the Knowledge of Sellers no written notice of any threatened action has been received against any Real Property;

          (c) All of the Real Property is occupied under a valid and current certificate of occupation or similar permit, the sale of the Assets hereunder will not require the issuance or any new or amended certificate of occupancy and to the Knowledge of Sellers the Real

     Property may be occupied and used by Purchaser or ELAC after the Closing Date in the same manner as used by Sellers or ELAC on or before the Closing Date;

          (d) All improvements on the Real Property constructed by or on behalf of Sellers or any other person were at the time installed constructed in compliance with all applicable federal, state, local or foreign statutes, laws, ordinances, regulations, rules, codes, orders or requirements (including, but not limited to, any building, zoning or environmental laws or codes) affecting the Real Property;

          (e) All improvements on the Real Property and the present use and conditions thereof do not violate any applicable deed restrictions or applicable covenants, restrictions, agreements, existing site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances, and no permits, licenses or certificates pertaining to the ownership or operation of all improvements on the Real Property, other than those that are transferable with the Real Property, are required by any governmental agency having jurisdiction over the Real Property. Such improvements on the Real Property are wholly within the lot limits of such Real Property and do not encroach on any adjoining premises and there are no encroachments on any Real Property by any improvements located on any adjoining premises;

          (f) Sellers and ELAC enjoy peaceful and quiet possession of each parcel of Real Property, and there is not under any lease of any of the leased Real Property (a "Lease") any default by any of Sellers or ELAC thereunder or any condition that with notice or the passage of time or both would constitute such a default, and Sellers and ELAC have not received notice asserting the existence of any such default or condition. To the Knowledge of Sellers there are no defaults under any Lease by the landlord thereunder. Sellers have heretofore furnished the Purchaser a true and complete copy of each Lease and all amendments thereto pertaining to any leased Real Property. Each Lease is valid and binding and in full force and effect;

          (g) The rental set forth in each Lease is the actual rental being paid, and there are not separate agreements or understandings with respect to the same; and

          (h) Neither the execution of this Agreement nor the sale of the Assets hereunder shall cause a default under any Lease or require prior written consent of any landlord under any Lease.

     4.25 Insurance. Schedule 4.25 lists insurance maintained by Sellers and ELAC with respect to the Assets and the ELAC Assets and with respect to the employees and representatives of the Business and the operations of the Business. The coverage under each such policy and binder is in full force and effect, and no notice of cancellation or nonrenewal with respect to any such policy or binder has been received by any of the Sellers or ELAC.

     4.26 Affiliate Transactions. Except as set forth in Schedule 4.26, there are no agreements, arrangements, undertakings or other transactions between the Business and any other division or business of Sellers or any person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with any of Sellers (including, without limitation, any owner of capital stock of Sellers) (an "Affiliate").

     4.27 No Additional Representations. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS ARTICLE 4 OR ANY OTHER PROVISION OF THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT ALLIEDSIGNAL IS MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OR REPRESENTATION AS TO CONDITION, MERCHANTABILITY OR SUITABILITY AS TO ANY OF THE PROPERTIES OR ASSETS OF THE SELLERS. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE ASSETS ARE BEING SOLD ON AN "AS IS, WHERE IS" BASIS.


     ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to AlliedSignal as follows:

     5.1 Corporate Status. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and all governmental licenses, authorizations, consents and approvals required to carry on its business and to own all of its properties and assets. Purchaser has all requisite corporate and other power and authority to enter into, execute and deliver this Agreement and the Other Agreements and to perform its obligations and consummate the transactions contemplated hereunder and thereunder in accordance with the terms of this Agreement.

     5.2 Authorization. All corporate and other proceedings required to be taken by or on the part of Purchaser to authorize Purchaser to enter into and carry out this Agreement have been, or prior to the Closing will be, duly and properly taken. This Agreement has been, and on the Closing Date each of the Other Agreements will be, duly executed and delivered by Purchaser and this Agreement constitutes, and each Other Agreement will upon execution and delivery thereof constitute, a legal and binding obligation of Purchaser, valid and enforceable against Purchaser in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief and other equitable remedies.

     5.3 Compliance. The execution, delivery and performance of this Agreement and Other Agreements and the consummation of the transactions contemplated hereby will not result in the breach of any of the terms or conditions of, or constitute a default under, or violate, as the case may be, the articles of incorporation, by-laws or other organization documents of Purchaser or any material agreement, lease, mortgage, note, deed of trust, lease, bond, indenture, license or other document or undertaking, oral or written, to which Purchaser is a party or by which Purchaser is bound or by which any of the Assets may be affected other than the consent required under Purchaser's existing credit facility, which Purchaser believes will be obtained prior to Closing.

     5.4 Due Diligence. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and the Other Agreements. Purchaser confirms that AlliedSignal provided to Purchaser the opportunity to ask questions of the officers and management employees of AlliedSignal and to acquire such additional information about the business and financial condition of the Business as Purchaser requested and all such information has been received.

     5.5 Financing. Purchaser has funds of its own, or has binding commitments from responsible banks or other financial institutions to provide funds, which will be sufficient and available to pay the purchase price as set forth in
Section 2.1.

     5.6 Investment Representation. Purchaser is acquiring the ELAC Shares for investment and not with a view to the public distribution thereof.

     5.7 Conveyances and Restrictions. The performance by Purchaser of its obligations hereunder, whether through the purchase of the Assets, the obtaining of financing to fund the acquisition, and/or the obtaining of financing for the operations of the Business after the Closing, will not violate any provision of the Uniform Fraudulent Conveyance Act as enacted by the United States or any state thereof, or any regulations thereunder or any state fraudulent conveyance or similar statute in a state in which the Business or Purchaser is doing business.

     5.8 Brokerage Fees. No person is entitled to any brokerage or finder's fee or other commission from Purchaser in respect of this Agreement or the transactions contemplated hereby.


                   ARTICLE 6. EMPLOYEES AND EMPLOYEE BENEFITS

     6.1 Employment.

          (a) Purchaser shall offer employment effective as of the Closing Date to all Employees (except that Employees on Long Term Disability shall be offered employment when such Employees are medically certified to return to work) employed as of the Closing Date. Nothing herein expressed or implied confers upon any Employee who accepts Purchaser's offer of employment (collectively, "Transferred Employees") any rights or remedies of any nature or kind, including, without limitation, any rights of employment with Purchaser for a specified period of time.

          (b) Notwithstanding Section 6.1(a) above, the employment of Employees employed by ELAC (collectively, the "German Employees") shall continue following the Closing Date and shall remain the liability of ELAC.

     6.2 Compensation and Benefits - U.S. Employees.

          (a) Generally. Purchaser shall continue or shall provide, for a period of at least 12 months immediately subsequent to the Closing Date, for all Transferred Employees who are employed in the United States (collectively, "U.S. Transferred Employees") base salary or applicable rate of pay not less than that provided by Sellers immediately prior to the Closing Date, employee benefits and incentive compensation comparable, in the aggregate, to those in effect as of the Closing Date, except that, with respect to those plans providing a benefit in AlliedSignal stock, Purchaser shall have no obligation to provide such benefits or comparable benefits or to take into account such benefits for purposes of this Section. Purchaser shall assume liability for all deferred compensation, supplemental and excess pension and savings benefits, all bonus amounts, normal and enhanced severance benefits, and relocation benefits (whether or not all such employee benefits are vested on the Closing Date) in respect of all U.S. Transferred Employees incurred or earned, but not paid, on or before the Closing Date, or as incurred in connection with the sale of the Business and not paid as of the Closing Date, to the extent accrued on the Closing Balance Sheet. Purchaser shall assume the retention agreements listed on
     Schedule 6.2(a).

          (b) Union Employees. Purchaser shall offer employment on or prior to the Closing Date to each U.S. Employee covered by the Collective Bargaining Agreements between AlliedSignal and the United Auto Workers ("UAW") or UAW Local 179, including the Local Agreement between AlliedSignal and UAW Local 179, the Master Agreement between AlliedSignal and the UAW, and all associated agreements that are part of such Master Agreement, including the letters of understanding and agreements covering pensions, insurance and savings plans (collectively, the "Bargaining Agreements") as described in
     Schedule 4.7 (such covered Employees being referred to, collectively, as "Union Employees"), provided that such Union Employee is actively at work on the Closing Date. Purchaser shall provide each Union Employee with compensation (base rate of pay and incentive compensation, if any) no less than that required by the applicable Bargaining Agreements and any applicable side letters and schedules immediately prior to the Closing Date. A Union Employee who is absent on the Closing Date due to illness, vacation, paid leave, holiday or union office leave or who is otherwise subject to recall with seniority rights shall to the extent required by the applicable Bargaining Agreement and any applicable side letters and schedules be considered actively at work on the Closing Date. The Union Employees who are actively at work on the Closing Date shall hereafter be called "Union Transferred Employees". Sellers shall retain the obligation to provide any Union Employee who does not become a Union Transferred Employee on the Closing Date with benefits under Sellers' Pension Plans for Union Employees, as defined herein, and all other benefits required to be provided by the Bargaining Agreements.

          (c) Purchaser agrees to credit each U.S. Transferred Employee service credited with Sellers under the Benefit Plans for participation, retirement eligibility and vesting under such employee benefit plans or policies Purchaser maintains or will maintain for or on behalf of the U.S. Transferred Employees. In addition, such service shall be credited for benefit purposes under welfare plans (including severance plans), vacation plans and qualified retirement plans in respect of which assets and liabilities are transferred to

     Purchaser's Plans. Sellers shall not in any manner be responsible for any liability, claim or obligation due under any such plan maintained by Purchaser.

     6.3 Severance and WARN Act. (a) Sellers shall pay and be responsible for all liability, cost or expense for severance, termination indemnity payments, salary continuation, special bonuses and like costs under Sellers' severance pay plans, policies or arrangements, with respect to any of the Employees that arise from or relate to the transactions described in or contemplated by this Agreement, or of any U.S. Transferred Employees that arise under Sellers' severance plans from the subsequent termination of employment by Purchaser after the Closing Date. Purchaser agrees to pay and be responsible for all liability, cost, expense and sanctions resulting from the Purchaser's failure to comply after the Closing Date with the Worker Adjustment and Retraining Notification Act of 1988 ("WARN Act"), and the regulations thereunder or for any action by Purchaser which causes WARN to apply.

          (b) The Sellers shall not, at any time within the 60-day period prior to the Closing Date, effectuate a "plant closing" or "mass layoff', as those terms are defined in the WARN Act or any State law, affecting in whole or in part any Ocean Systems site of employment, facility, operating unit or employee.

          (c) The Sellers shall indemnify, defend and hold Purchaser harmless from and against any and all claims, actions, suits, demands, proceedings, losses, expenses, damages, obligations and liabilities (including costs of collection, attorney's fees and other costs of defense) ("Damages") arising out of or otherwise in respect of (i) termination by the Sellers of any employee of the Business on or prior to the Closing Date; (ii) any claim made by any employee of the Business for severance pay arising prior to, or upon the Closing Date; or (iii) any suit or claim of violation brought against the Purchaser under the WARN Act or any State law for any actions taken by the Sellers in connection with, on or prior to the Closing Date with regard to any site of employment, facility, operating unit or employee affected by this Agreement which action by itself causes WARN to apply.

     6.4 Health Care Continuation Liability. With respect to Sellers' plans, Seller agrees to pay and be responsible for all liability, cost, expense, taxes and sanctions under Section 4980B of the Internal Revenue Code (the "Code"), interest and penalties imposed upon, incurred by, or assessed against Purchaser or Sellers that arise by reason of or relate to any failure to comply with the health care continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA, as amended, which failure occurs as a result of the transactions described in or contemplated by this Agreement or which failure occurs on or after the Closing Date with respect to any Employee or any qualified beneficiary (as defined in Section 4980B(g)(l)) of such Employee.

     6.5 Pension Plan.

          (a) AlliedSignal shall amend the Salaried Employees Pension Program for AlliedSignal Inc., the AlliedSignal Inc. Pension Plan for Hourly Employees (provisions relating to UAW Local 179) and the AlliedSignal Inc. Retirement Program (collectively, the "Pension Plans") to fully vest all Employees employed by the Business as of the Closing Date participating in the Pension Plan in their accrued benefit as of the Closing Date. Purchaser shall assume the liabilities and obligations as of the Closing Date of Sellers for the accrued benefits of all U.S. Transferred Employees under the Pension Plans. Purchaser shall have established as of the Closing Date, or shall establish as soon as practicable after the Closing Date, a tax-qualified defined benefit pension plan or plans which shall discharge the pension obligations of Purchaser set forth in this Section ("Purchaser's Plan"). As soon as practicable after the Closing Date, AlliedSignal shall cause a transfer of the pension liabilities and obligations being assumed by Purchaser and of the assets, as calculated below, to Purchaser's Plan.

          (b) The assets to be transferred from the Pension Plans to Purchaser's Plan shall be an amount equal to the "projected benefit obligation," within the meaning of Financial Accounting Standard No. 87, as of the Closing Date attributable to the U.S. Transferred Employees under Sellers' Pension Plans ("PBO") with adjustments described below. Sellers' actuary shall calculate the transfer amount (the "Transfer Amount") by applying the assumptions, methods and methodologies listed on Schedule 6.5(b) and other actuarial assumptions and methodologies used in the ordinary course in the preparation of the actuarial valuation not inconsistent with those listed in Schedule 6.5(b). Notwithstanding any provision herein to the contrary, the transfer amount shall be subject to the applicable requirements of Sections 4 14(1) and 401(a)(12) of the Code. The amount as so determined shall be adjusted for investment earnings at the short term investment fund rate earned by Sellers' Pension Plans (the "Earnings") for the period between the Closing Date and the actual dates of transfer (see below) and reduced by the amount of any benefit payments to U.S. Transferred Employees and a proportional share of investment and administrative expenses relative to asset values for such period. The amount of assets caused to be transferred pursuant to this Section shall be calculated by Sellers' actuary, and the actuarial calculations shall be subject to review and approval by Purchaser's actuary. In the event that Purchaser's actuary does not agree with the calculation determined by Sellers' actuary, the determination of the amount to be transferred pursuant to this Section shall be made by a third, nationally recognized actuarial firm selected by Sellers' and Purchaser's actuaries (the cost of which shall be borne equally between Sellers and Purchaser), and the determination of such third actuary as to the amount to be transferred shall be binding and conclusive upon all parties hereto. The transfer of assets from Sellers' Pension Plan to Purchaser's Plan shall be made in cash pursuant to Section 6.5(c). The parties shall file any necessary IRS Forms 5310-A with respect to such transfer.

          (c) All transfers from the Pension Plans to the Purchaser's Plan shall be made in accordance with the provisions of this Section 6.5(c). As soon as is administratively practical, but in no event later than 30 days following the Closing Date, and conditioned upon AlliedSignal having been provided evidence reasonably satisfactory to it that Purchaser has established a trust (or trusts) to hold the assets of the Purchaser's Plan and that Purchaser's Plan is qualified under Section 40 1(a) of the Code and the trusts holding assets of the Purchaser's Plan are tax exempt under
     Section 501(a) of the Code ("Initial Transfer Date"), AlliedSignal shall cause its trusts to make an initial transfer of assets in cash equal to 85% of the amount reasonably estimated by AlliedSignal in good faith to be equal to the Transfer Amount (the "Initial Transfer Amount"). In addition, prior to the Initial Transfer Date AlliedSignal shall provide Purchaser with evidence reasonably satisfactory to Purchaser that the Pension Plans remain qualified under Section 40 1(a) of the Code. As soon as practicable after the final determination of the amounts to be transferred ("True-Up Date"), AlliedSignal shall cause a second transfer to be made in cash of the "True-Up Amount." The True-Up Amount shall be equal to the following amount:

          (Transfer Amount minus Initial Transfer Amount), minus benefit payments made to U.S. Transferred Employees since the Closing Date from the Pension Plans, adjusted for Earnings on the excess of the Transfer Amount over the Initial Transfer Amount from the Initial Transfer Date to the True-Up Date,

If the Initial Transfer Amount exceeds the Transfer Amount, as soon as practicable following such determination Purchaser shall cause a transfer to be made to the respective Pension Plan equal to the excess of the Initial Transfer Amount over the Transfer Amount, adjusted to reflect earnings at the short term investment fund rate earned by Purchaser's Plan from the Initial Transfer Date until the date of transfer.

     6.6 Savings Plan. AlliedSignal shall provide that those Employees participating in the AlliedSignal Savings Plan and AlliedSignal Thrift Plan ("Savings Plans") immediately prior to the Closing Date shall fully vest on the Closing Date in their respective Savings Plans accounts (the "Accounts"). As promptly as practicable following the Closing Date, Sellers and Purchaser shall arrange for the transfer of the Accounts and the corresponding liabilities with respect to the U.S. Transferred Employees, from the Savings Plans to one or more tax-qualified plans established or to be established by Purchaser which provides benefits substantially equivalent to the benefits available under the applicable Savings Plans. With respect to the plan or plans receiving assets from the Savings Plans, to the extent permitted by Applicable Law, such plan or plans shall also (a) provide for tax-deferred contributions and (b) meet all requirements for a qualified cash or deferred arrangement under Section 401(k) of the Code. The transfer of assets from the Savings Plans shall be made in cash, marketable securities, promissory notes presenting participant loans, or a combination thereof, as determined by AlliedSignal and consented to by Purchaser. Without limiting the generality of the foregoing, if AlliedSignal should determine to transfer assets held in Accounts which, immediately prior to the Closing Date, provide for holding AlliedSignal common stock in such form, Purchaser agrees to accept transfer of such Accounts in AlliedSignal's common stock, and, to the extent permitted by law for such reasonable period of time as Purchaser may determine, to provide U.S. Transferred Employees with an election to retain AlliedSignal's common stock in their respective plan accounts or to dispose of such stock and have the proceeds reinvested in other investment alternatives offered under each such plan. Prior to the transfer date, Purchaser shall, to the reasonable satisfaction of AlliedSignal's counsel, present AlliedSignal with such evidence and information (which may include or be provided by an opinion of Purchaser's counsel satisfactory to AlliedSignal) as is reasonably necessary to establish that the tax-qualified plan or plans established or to be established by Purchaser to which the transfer or transfers described in this Section are to be made are in full force and effect and meet all the requirements for qualification under Sections 401 and 411 (d)(6) of the Code and Sellers shall, to the reasonable satisfaction of Purchaser's counsel, present Purchaser with such evidence and information as is reasonably necessary to establish that the Savings Plan meets the requirements of Section 401(a) of the Code.

     6.7 Labor Agreements. Purchaser shall assume Sellers' obligations under the Bargaining Agreements and any applicable side letters and schedules according to their terms as in effect of and as of the Closing Date, and shall honor such Bargaining Agreements for the remainder of the effective term thereof following the Closing Date.


                        ARTICLE 7. PRE-CLOSING COVENANTS

     7.1 [Intentionally left blank].

     7.2 [Intentionally left blank].

     7.3 [Intentionally left blank].

     7.4 [Intentionally left blank].

     7.5 Workers' Compensation. The Seller shall retain responsibility for all workers' compensation events which relate to incidents occurring on or before the Closing Date. The Purchaser shall have responsibility for all workers' compensation events which relate to incidents occurring after the Closing Date.

     7.6 Insurance-Primary Casualty Program. Sellers maintain at present a series of insurance programs pursuant to which various insurance carriers have provided and are providing insurance coverage in respect of the Business relating to automobile liability, general liability, employers liability and non-aircraft products liability (the "Primary Casualty Program") and Sellers and Purchaser understand and agree that Sellers are not transferring to Purchaser pursuant hereto any rights or interests in such Primary Casualty Program, nor, except as otherwise set forth herein, shall Sellers be required to maintain any of such coverages or limit in any manner Sellers' right to change deductible levels or other terms or conditions thereof. As between Purchaser and Sellers, however, it is agreed that the following shall apply to claims with a date of occurrence prior to the Closing Date that are covered by the Primary Casualty
Program:

     7.6.1 Claims Responsibility and Procedures. Purchaser shall promptly notify in writing Sellers of any claims against the Business, Purchaser, Sellers or any of their Affiliates arising from occurrences which took place prior to the Closing Date relating to the Business or its prior assets, business or operations. To the extent coverage is available under the Primary Casualty Program, Purchaser shall handle such claims through the applicable insurance carrier and to the limited extent required therefor is hereby appointed as Sellers' agent in dealing with any such applicable insurance carriers, such agency, however, being subject to revocation at any time if Purchaser fails to comply with the provisions of this Section 7.6. Purchaser through the applicable insurance carrier may settle any such claim on a basis which in its judgment is reasonable provided, however, that Purchaser agrees not to settle any such claims for an amount in excess of $50,000 without prior consultation with AlliedSignal. Sellers and Purchasers shall cooperate with each other in the defense of any such claims and will keep each other informed of significant developments with respect thereto. Neither Purchaser nor Sellers will knowingly take any action that prejudices the other party in the collection of any applicable insurance proceeds.

     7.7 No Inconsistent Action. Subject to Sections 9.1 and 9.2, the parties hereto shall not take any action inconsistent with their obligations under this Agreement or which could materially hinder or delay the consummation of the transactions contemplated by this Agreement. None of the parties hereto shall take or omit to take any action that could result in any of their respective representations and warranties not being true in all material respects on the Closing Date.

     7.8 [Intentionally left blank].

     7.9 Non-Solicitation. Sellers agree that until December 22, 1999, they shall not, and they shall cause each of their respective Affiliates not to, without the prior consent of Purchaser, employ or solicit for employment any person currently employed by the Business (other than a person solicited or hired as a result of a general solicitation (such as an advertisement) not specifically directed to employees of the Business).

     7.10 Refunds and Remittances. In the event that Sellers or their Affiliates receive any amount that is properly due and owing to Purchaser in accordance with the terms of this Agreement, Sellers shall cause same to be promptly remitted to Purchaser at the address specified in Section 13.2.

     7.11 Enforcement of Confidentiality Provisions. Sellers agree to use reasonable best efforts to enforce, at the written request of Purchaser, (i) the confidentiality provisions of any agreements related to the sale of the Business (excluding any employee solicitation provisions) and (ii) all confidentiality agreements, if any, entered into between Sellers or any of their Affiliates and any of their employees, in each case to the extent such provisions pertain to the Business as of the Closing Date.

     7.12 Novation of Government Contracts. As soon as reasonably practicable following the Closing, AlliedSignal shall, in accordance with Federal Acquisition Regulations Part 42, Section 42.12, submit in writing to each responsible Contracting Officer (as such term is defined in Federal Acquisition Regulations Part 42, Section 42.102(a)), a request for the U.S. Government to
(i) recognize Purchaser in accordance with this Agreement and (ii) enter into a novation agreement (the "Novation Agreement") substantially in the form contemplated by such regulations. AlliedSignal shall thereby reasonably assist Purchaser in obtaining all consents, approvals and waivers required for the purpose of processing, entering into and completing the Novation Agreement with regard to any of the Government Contracts, including responding to any reasonable requests for information by the U.S. Government with regard to such Novation Agreement.

     7.13 Further Actions. Subject to the terms and conditions hereof, Sellers and Purchaser agree to use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including without limitation, taking all necessary or advisable action (i) in respect of the works council of ELAC and (ii) to terminate the profit/loss pooling arrangement (the "Pooling Arrangement") between AS Deutschland and ELAC not later than December 31, 1998.

     7.14 Letters of Credit. Schedule 7.14 identifies letters of credit and other similar obligations in respect of which AlliedSignal will remain as account party ("Retained L/Cs") and other letters of credit and similar obligations ("Assumed L/Cs") in respect of which Purchaser shall, not later than May 31, 1998, either (a) become account party or (b) issue replacement letters of credit, with Purchaser as account party, and obtain the cancellation of the Assumed L/Cs and release Sellers from any obligations under any related credit agreements. In the event that, after using its reasonable best efforts, Purchaser cannot perform its obligations under Section 7.14(a) or (b) with respect to the Assumed L/Cs, Purchaser shall provide back-up letters of credit with respect to such Assumed L/Cs. Any Assumed L/C in respect of which Purchaser has not issued a replacement or back-up letter of credit as aforesaid by May 31, 1998 may be cancelled by AlliedSignal and Purchaser shall reimburse AlliedSignal forthwith for all amounts drawn by the beneficiary under any such cancelled letter of credit; provided, however, that prior to May 31, 1998, AlliedSignal shall not waive any requirements of or agree to amend any such Retained L/C without the prior written consent of Purchaser. The parties acknowledge that the identity of the account party under any Retained L/C and any Assumed L/C and other similar obligations does not alter the terms of this Agreement, meaning, specifically and without limitation, that the provisions of Section 3.1 (Assumed Liabilities), 3.2 (Excluded Liabilities) and Article 12 (Indemnification) are unaffected by the identity of the account party, and if a demand for payment is made under a Retained L/C or an Assumed L/C, the financial responsibility for the circumstances underlying such demand shall be determined by this Agreement and not by the identity of the account party under the letter of credit in question.

     7.15 1985 Capitalization of ELAC. AlliedSignal shall ensure that the 1985 capitalization of ELAC is confirmed by German counsel to have been lawful and proper. The parties shall cooperate in any steps that may be necessary to correct the capitalization, at AlliedSignal's expense.

     7.16 MCDV Subcontract. Following the Closing, AlliedSignal and Purchaser shall use their reasonable best efforts to prepare a subcontract (the "MCDV Subcontract") to be entered into between AlliedSignal Canada Inc. ("ASC") and Purchaser relating to the contract between ASC and MacDonald, Dettwiler and Associates Ltd. for the maritime coastal defense vessel, as amended (the "MCDV Contract"). The MCDV Subcontract shall be reasonably acceptable to AlliedSignal and Purchaser and shall transfer to Purchaser in U.S. dollars the full economic benefit of the MCDV Contract (based on the exchange rate for U.S. and Canadian dollars as reported in the Wall Street Journal on the date of any payment). Purchaser shall, and AlliedSignal shall cause ASC to, enter into the MCDV Subcontract promptly following the finalization thereof to the reasonable satisfaction of AlliedSignal and Purchaser. In the event that (i) ASC shall be prohibited from making any payment to Purchaser under the MCDV Subcontract, (ii) any Canadian withholding tax would be applicable to any payment to Purchaser by ASC under the MCDV Subcontract or (iii) ASC would lose Canadian content credit as a result of any payment to Purchaser by ASC under the MCDV Subcontract, AlliedSignal shall, on the date any such payment is due and in lieu of such payment from ASC under the MCDV Subcontract, make a payment to Purchaser in an amount equal to the amount of the payment due under the MCDV Subcontract, without regard to any Canadian withholding tax. Purchaser shall not have any liability under the MCDV Subcontract for any obligation or liability relating to the ownership or operation of the Assets or the Business on or prior to the Closing Date relating to (a) the provision of Canadian content, (b) any penalty or excise tax for failure to meet Canadian content obligations or (c) any obligation for liquidated damages for failure to timely deliver.


                        ARTICLE 8. CONDITIONS TO CLOSING

     8.1 Conditions to the Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions, any one or more of which may be waived by Purchaser in its sole discretion:

          (a) On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement or any such injunction, restraining order or decree or any pending lawsuit, claim or legal action relating to the transactions contemplated by this Agreement which would materially adversely affect such transactions or Purchaser's ownership, use or enjoyment of the Business or any part thereof.

          (b)(i) All of the representations and warranties of Sellers, including those set forth in Section 8.1 (b)(ii) and (iii) below, contained in this Agreement or in any certificate, instrument or other document delivered to Purchaser pursuant hereto shall be complete, true and correct in all respects on and as of the Effective Date, with the same force and effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent that any such representation and warranty is made as of a specified date, in which case, such representation and warranty shall have been true and correct as of such date;

               (ii) The representations and warranties of Sellers contained in Sections 4.1, 4.2, 4.3, 4.8, 4.10, 4.11, 4.12, 4.15, 4.16, 4.17, 4.18,
          4.20, 4.21, 4.22, 4.23, 4.25, 4.26 and 4.27 of this Agreement or in any certificate, instrument or other document delivered to Purchaser pursuant hereto shall be complete, true and correct in all respects on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation and warranty is made as of a specified date, in which case, such representation and warranty shall have been true and correct as of such date; and

               (iii) To the Knowledge of Sellers, the representations and warranties contained in Section 4.9 of this Agreement or in any certificate, instrument or other document delivered to Purchaser pursuant hereto shall be complete, true and correct in all respects on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation and warranty is made as of a specified date, in which case, such representation and warranty shall have been true and correct as of such date.

          (c) Sellers shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by them prior to or on the Closing Date.

          (d) Purchaser shall have received a certificate, dated the Closing Date, from an authorized officer of each of the Sellers to the effect that the conditions specified in (b) and (c) above have been fulfilled.

          (e) The Transition Services Agreement, attached as Exhibit B hereto, shall have been executed and delivered by the parties thereto.

     8.2 Conditions to the Obligations of Sellers. The obligations of Sellers under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Sellers in their sole discretion:

          (a) On the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement.

          (b) The representations and warranties of Purchaser contained in this Agreement or in any certificates, instruments or other documents delivered to AlliedSignal pursuant hereto shall be complete, true and correct on the Closing Date, with the same force and effect as though such representations and warranties, as updated, had been made on and as of the Closing Date, except to the extent that any such representation and warranty is made as of a specified date, in which case, such representation and warranty shall have been true and correct as of such date.

          (c) Purchaser shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants contained in this Agreement to be performed and complied with by the Closing Date.

          (d) AlliedSignal shall have received a certificate, dated the Closing Date, from an authorized officer of the Purchaser to the effect that the conditions specified in (b) and (c) above have been fulfilled.


                           ARTICLE 9. TERMINATION AND SURVIVAL

     9.1 Termination. Notwithstanding anything to the contrary set forth herein, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

          (a) by mutual written consent of Purchaser and Sellers; or

          (b) by Purchaser, on the one hand, or Sellers, on the other hand, upon written notice to the other, if such other party or its Affiliate has breached any representation, warranty or covenant contained in this Agreement in any respect, if the non-breaching party has notified the breaching party of the breach in writing and the breach has continued without cure for a period of thirty (30) days after notice of the breach; or

          (c) by the Purchaser, on the one hand, or Sellers, on the other hand, if there shall be in effect any law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final order, decree or judgment of any court or governmental body having jurisdiction over the transactions contemplated hereby; or

          (d) by either party if the Closing shall not have occurred by April 1, 1998; provided that the terminating party is not in material breach of its obligations under this Agreement.

     9.2 Effect of Termination. If this Agreement is terminated pursuant to
Section 9.1, this Agreement shall become void and of no further force and effect, and none of the parties hereto (nor their respective Affiliates, directors, shareholders, officers, employees, agents, consultants, attorneys-in-fact or other representatives) shall have any liability in respect of such termination except that the obligations contained in Sections 9.2, 13.1,
13.3 and 13.9 shall survive; provided, however, that if such termination is effected pursuant to Section 9.1(b) or (d) and the failure to consummate the transactions contemplated hereby was the result of any of the conditions to Closing having not been fulfilled by reason of the breach by either Purchaser, on the one hand, or Sellers, on the other hand, of their respective covenants, representations and/or warranties set forth in this Agreement or in any agreement, document or instrument ancillary hereto, the party having so breached shall remain liable to the other party for such breach.


                          ARTICLE 10. CLOSING DOCUMENTS

     10.1 Documents to be Delivered by Sellers. At the Closing, Sellers shall deliver to Purchaser the following documents:

          (i) Copies of resolutions of each of the Sellers certified by a Secretary, Assistant Secretary or other appropriate officer of such entity, authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (ii) Executed deeds, bills of sale or other appropriate instruments of transfer with respect to all of the Real Property, Personal Property, Inventory, Accounts Receivable and any other Assets not transferred or assigned by any other documents or instruments described in this Section;

          (iii) Executed and acknowledged Assignments by ASTI sufficient to transfer title to the Intellectual Property;

          (iv) Executed assignment and assumption agreements with respect to the Contracts;

          (v) Executed documents of assignment or transfer with respect to each of the permits, licenses and authorizations listed in Schedule 4.17;

          (vi) One executed assumption of liability agreement by which Purchaser will assume the Assumed Liabilities pursuant to Section 3.1 (the "Assumption of Liability Agreement");

          (vii) One executed copy of the License Agreement;

          (viii) A certificate of an appropriate officer of AlliedSignal relating to the representations, warranties and covenants of AlliedSignal made herein as provided in Section 8.1(b) and (c);

          (ix) A share transfer agreement in customary form and a certificate in the name of Purchaser representing the ELAC Shares;

          (x) Any other document reasonably necessary to effectuate the transactions contemplated hereby;

          (xi) Sellers shall have delivered to Purchaser certificate(s) in form and substance reasonably satisfactory to Purchaser, duly executed and acknowledged, certifying any facts that would exempt the transactions contemplated hereby from withholding pursuant to the provisions of the Foreign Investment Real Property Tax Act (e.g., a certificate of non-foreign status as provided in Treasury Regulation section 1. 1445-2(b)(2)(iii)(B)); and

          (xii) One executed Transition Services Agreement.

     10.2 Documents to be Delivered by Purchaser. At the Closing, Purchaser shall pay the Purchase Price to AlliedSignal and shall execute where applicable and deliver to AlliedSignal the following documents:

          (i) Copies of resolutions of the Purchaser, certified by the Secretary or Assistant Secretary of Purchaser, authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (ii) Executed assignment and assumption agreement with respect to the Contracts;

          (iii) One executed Assumption of Liability Agreement;

          (iv) A certificate of an appropriate officer of Purchaser relating to the representations, warranties and covenants made herein by Purchaser, as provided in Sections 8.2(b) and (c);

          (v) One executed copy of the License Agreement;

          (vi) Any other document reasonably necessary to effectuate the transactions contemplated hereby;

          (vii) One resale certificate regarding inventory; and

          (viii) One executed copy of the Transition Services Agreement.


                      ARTICLE 11. POST CLOSING OBLIGATIONS

     11.1 Further Assurances. From time to time after the Closing, without further consideration, the parties shall cooperate with each other and shall execute and deliver instruments of transfer or assignment, or such other documents to the other party as such other party reasonably may request to evidence or perfect Purchaser's right, title and interest to the Assets, and otherwise carry out the transactions contemplated by this Agreement, including providing that Purchaser will be able to utilize the AlliedSignal sales office in Canada previously used by the Business. Any cash received by the Sellers after the Closing in respect of any Asset shall be immediately remitted by Sellers to Purchaser.

     11.2 Access to Books and Records. After the Closing, Purchaser shall permit AlliedSignal to have reasonable access to and the right to make copies of such of Sellers' books, records and files as constitute part of the Assets or the ELAC Assets for any reasonable purpose at any time during regular business hours, such as for use in litigation or financial reporting, tax return preparation, or tax compliance matters.

     11.3 Cooperation in Litigation. The parties shall reasonably cooperate with each other at the requesting party's expense in the prosecution or defense of any dispute or litigation or other proceeding arising from their respective operation of the Business, including but not limited to affording reasonable access to and providing information regarding amounts in dispute, information regarding former employees of the Business and documentation created in the running of the Business relating to such dispute or litigation. Purchaser and Sellers shall cooperate fully, as and to the extent reasonably requested by the other party, and at their own cost and expense, in connection with the filing of Tax Returns, the retention of records and the forwarding of any relevant notices or other information received from any Taxing authority and any audit, litigation or other proceeding with respect to Taxes, and shall fully and accurately submit any tax data packages reasonably requested by Sellers within the time periods established by the Sellers Tax department consistent with past practices.

     11.4 Proprietary Information. Prior to the Closing Date, the Business was routinely supplied copies of proprietary and confidential information relating to strategic, technical, and/or marketing plans of AlliedSignal and its Affiliates and their various operations unrelated to the Business. Although AlliedSignal has attempted to recover such information from the Business, some may still be present within the Business. Purchaser therefore agrees that it will not use such information for any purpose whatsoever, and shall destroy any remaining copies.

     11.5 Covenant Not to Compete. AlliedSignal and each of its Affiliates agrees that for a period of five years after the Closing Date, neither it nor any of its Affiliates will, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, any business whether in corporate, proprietorship or partnership form or otherwise competitive with the Business as currently conducted, except for (i) any business, service or product line acquired by AlliedSignal, directly or indirectly, after the Closing Date to the extent the revenues attributable to the competing business do not account for in excess of 20% of the revenues of the business acquired or (ii) any investment by the Savings Plans or the Pension Plans of AlliedSignal.

     11.6 Change of Name. To the extent AS Deutschland has not done so prior to Closing, Purchaser covenants that promptly after Closing it will change the legal name of ELAC and its wholly owned pension fund subsidiary in accordance with German law to eliminate the reference therein to "AlliedSignal."

     11.7 Tax Election. The Purchaser may at its option make a section 338 election with respect to the ELAC Shares or in the alternative, the Purchaser may purchase the ELAC Shares through a German acquisition vehicle; provided that, in either case, the Seller consents to the making of such election or purchase which such consent shall not be unreasonably withheld.

     11.8 Research and Experimental Expenses. Sellers will furnish to the Purchaser as soon as reasonably practicable, but in no event more than 180 days after Closing, at Seller's cost and expense, all information reasonably requested relating to the base period research expenses and any other information to allow Purchaser to claim research and experimental credits in accordance with the relevant sections of the Code and Treasury Regulations promulgated thereunder.

     11.9 Pooling Arrangement. As described in Section 7.13, the Pooling Arrangement is to be terminated not later than December 31, 1998. Notwithstanding the existence of the Pooling Arrangement, any net earnings of ELAC during the period from the Effective Date until the date the Pooling Arrangement is terminated (the "Pooling Period") shall be treated as an Asset, and all losses and the consequences thereof shall be treated as an Assumed Liability, for purposes of this Agreement.


                           ARTICLE 12. 1NDEMMFICATION

     12.1 Indemnification by Sellers. Sellers shall defend, indemnify and hold harmless Purchaser and Purchaser's directors, shareholders, officers, employees, agents, Affiliates, successors and each of the heirs, executors and successors and assigns of any of the foregoing (collectively, the "Purchaser Indemnified Parties") from and against any and all claims, liabilities, obligations, losses, costs, expenses (including, without limitation, reasonable legal, accounting and similar fees and expenses), fines, damages (individually a "Loss" and collectively "Losses"), arising out of:

          (a) any breach or violation of any of the covenants or agreements made by Sellers in this Agreement or the Other Agreements;

          (b) any breach of, or any inaccuracy or misrepresentation in, any of the representation or warranties made by Sellers in this Agreement or in any Schedule, agreement, instrument, certificate or similar document required to be delivered pursuant to the terms hereof; or

          (c) any of the Excluded Liabilities or Excluded Assets.

     12.2 Tax Indemnification. The Sellers shall, jointly and severally, be responsible for, shall pay or cause to be paid, and shall indemnify and hold harmless the Purchaser Indemnified Parties from and against any and all Taxes for or in respect of each of the following:

          (a) any and all Taxes with respect to any taxable period or a portion thereof, of ELAC (or any predecessor) ending on or before the Closing Date;

          (b) with respect to any and all Taxes of any member of a consolidated, combined or unitary group of which ELAC (or any predecessor) is or was a member on or prior to the Closing Date by reason of the liability of ELAC pursuant to Treasury Regulation Section 1.1502-6(a) (or any analogous or similar state, local or foreign law or regulation), as a transferee or successor, by contract, or otherwise;

          (c) any Taxes arising out of a breach of the representations and warranties contained in Section 4.16; and

          (d) any payments required to be made after the Closing Date under any Tax sharing, Tax indemnity, Tax allocation or similar contracts (whether or not written), including but not limited to the profit/loss pooling arrangement with AS Deutschland set forth on Schedule 4.16, to which ELAC was obligated, or was a party, on or prior to the Closing Date.

     12.3 Indemnification by Purchaser. Purchaser shall indemnify and hold harmless AlliedSignal and AlliedSignal's directors, shareholders, officers, employees, agents, consultants, representatives, Affiliates, successors and assigns (the "AlliedSignal Indemnified Parties") from and against any and all Losses arising out of:

          (a) any breach or violation by Purchaser of any of the covenants or agreements made by Purchaser in this Agreement or the Other Agreements;

          (b) any breach of, or any inaccuracy in any of the representations or warranties made by Purchaser in this Agreement, or in any Schedule, agreement, certificate, instrument or similar documents required to be delivered pursuant to the terms hereof; or

          (c) any Assumed Liability.

     12.4 Indemnification Procedure. (a) Any party seeking indemnification hereunder (the "Indemnitee") shall notify the party liable for such indemnification (the "Indemnitor") in writing of any event, omission or occurrence which the Indemnitee believes has given or could give rise to Losses which are indemnifiable hereunder (such written notice being hereinafter referred to as a "Notice of Claim"). Any Notice of Claim shall be given promptly after the Indemnitee becomes aware of such event, omission or occurrence; provided, that the failure of any Indemnitee to give notice as provided in this
Section 12.4 shall not relieve the Indemnitor of its obligations under this
Section 12.4, except to the extent that the Indemnitor is actually prejudiced by such failure to give notice. A Notice of Claim shall specify in reasonable detail the nature and the particulars of the event, omission or occurrence giving rise to a right of indemnification to the extent known by or available to Indemnitee. The Indemnitor shall satisfy its obligations hereunder within thirty
(30) days of its receipt of a Notice of Claim.

          (b) All costs and expenses incurred by the Indemnitor in defending any claim or demand shall be a liability of, and shall be paid by, the Indemnitor. Except as hereinafter provided, in the event that the Indemnitor notifies the Indemnitee within the 30 day period that it desires to defend the Indemnitee against such claim or demand, the Indemnitor shall be deemed to waive its right to contest such Indemnitee's right to indemnification hereunder and shall have the right to defend the Indemnitee by appropriate proceedings and shall have the sole power to direct and control such defense. If any Indemnitee desires to participate in any such defense, it may do so at its sole cost and expense; provided, that such Indemnitee shall have the right to employ separate counsel to represent such Indemnitee in such defense, at the Indemnitor's expense, if (i) in such Indemnitee's reasonable judgement and on the advice of counsel, a conflict of interest between such Indemnitor and such Indemnitee exists with respect to such claim or demand or (ii) the Indemnitor agrees to the retention of such counsel. So long as the Indemnitor is reasonably contesting any such claim or demand in good faith, the Indemnitee shall not pay or settle a claim or demand without the consent of the Indemnitor (unless the Indemnitee waives in writing any right to indemnity therefor). The Indemnitor may settle any claim or demand without the consent of the Indemnitee provided that such settlement includes a full, unconditional and complete release of the Indemnitee, and provided also that no such settlement will, without the prior written consent of the Indemnitee, impose any obligation or restriction on the Indemnitee or any of its assets or businesses. So long as the Indemnitor is defending in good faith any such third party claim, demand, suit, action or proceeding, the Indemnitee shall at all times cooperate in all reasonable ways with, make its relevant files and records available for inspection and copying by, and make its employees available or otherwise render reasonable assistance to, the Indemnitor and shall be reimbursed for its reasonable out-of-pocket expenses related thereto. In the event that the Indemnitor fails to timely defend, contest or otherwise protect against any such third party claim, demand, suit, action or proceeding, the Indemnitee at the Indemnitor's expense shall have the right, but not the obligation, to defend, contest, assert crossclaims or counterclaims, or otherwise protect against, the same and may make any compromise or settlement thereof and be entitled to all amounts paid as a result of such third party claim, demand, suit or action or any compromise or settlement thereof.

          (c) The Indemnitor, following receipt of any notice from any Indemnitee requesting reimbursement for a Loss (which notice documents in reasonable detail the Loss or portion thereof by the Indemnitee) shall promptly and in any case within thirty days of receipt provide such reimbursement, unless and only to the extent that the Indemnitor disputes in good faith its indemnity obligation with respect to such Loss.

          (d) Each Indemnitee shall reasonably cooperate in complying with any applicable foreign, federal, state or local laws, rules or regulations or any discovery or testimony necessary to effectively carry out the Indemnitor's obligations hereunder. Such Indemnitee shall be reimbursed for any reasonable out-of-pocket expenses incurred in connection with such compliance.

     12.5 Survival and Limitations. Except as otherwise provided herein, the warranties and representations of the parties contained in this Agreement or in any instrument delivered pursuant hereto, as deemed to have been given as of the Effective Date or the Closing Date, as the case may be, pursuant to Section 8.1(b), will survive the Closing Date and will remain in full force and effect thereafter for a period of two years from the Closing Date; provided that the representations and warranties contained in (i) Sections 4.8 and 4.18 shall survive the Closing Date indefinitely and (ii) Sections 4.3, 4.10, 4.11, 4.16 and 4.21 which shall survive the Closing Date until 90 days following the expiration of any statute of limitations (or extensions thereof) applicable to the matters described therein; and provided further that in the event notice of any claim for indemnification is given within the applicable survival period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved. Anything to the contrary contained herein notwithstanding, (a) neither party shall assert any claim against the other for indemnification (not including indemnification for Taxes) hereunder with respect to any inaccuracy or breach of such warranties or representations unless and until the amount of such claim or claims, including any claims deemed made pursuant to Section 12.8, shall exceed $750,000 calculated on a cumulative basis and not a per item basis, and then only in respect to the excess over said $750,000; and (b) neither party shall be entitled to recover from the other more than 50% of the sum of (I) the Purchase Price hereunder and (II) the Purchase Price under the Facility Sale Agreement with respect to all claims for indemnity with respect to any inaccuracy or breach of such warranties or representations.

     12.6 Adjustment for Insurance and Taxes. The amount (an "Indemnity Payment") which an Indemnitor is required to pay on behalf of any Indemnitee pursuant to this Article 12 shall be reduced by the amount of any insurance proceeds theretofore or thereafter actually received by or on behalf of the Indemnitee in reduction of the related indemnifiable loss. An Indemnitee which shall have received or on behalf of which there shall be paid an Indemnity Payment and which shall subsequently receive, directly or indirectly, insurance proceeds in respect of the related indemnifiable loss, shall pay to the Indemnitor the amount of such insurance proceeds or, if lesser, the amount of the Indemnity Payment. Where any tax benefit is available to the Indemnitee with respect to an indemnifiable event, the indemnity payment shall be reduced dollar for dollar by the amount of such tax benefit and where any net Tax cost is incurred by the Indemnitee arising from the receipt of indemnity payments hereunder, the indemnity payment shall be increased dollar for dollar by the amount of such Tax cost (grossed up for such increase), provided that such Tax benefit or Tax cost shall be computed at the highest federal, state, local and foreign corporate income tax rate of the jurisdiction in which such Tax benefit or Tax cost so relates.

     12.7 Environmental Liabilities. (a) To the fullest extent permitted under
(i) the Stock Purchase Agreement pursuant to which AlliedSignal acquired ELAC from Honeywell and (ii) Applicable Law, AlliedSignal agrees to assign its indemnification rights if any in respect of the ELAC facility to Purchaser and to the extent not assignable to enforce such provisions for the benefit of Purchaser and to provide any amounts it receives in connection therewith to Purchaser.

               (b) Notwithstanding Section 3.2(d), (i) Purchaser shall indemnify the AlliedSignal Indemnified Parties from and against the first $3 million of Losses, in aggregate, in respect of the combined Environmental Liabilities hereunder and under the Facility Sale Agreement and 50% of the next $2 million of such Losses and (ii) AlliedSignal shall indemnify the Purchaser Indemnified Parties from and against any other Losses relating to Environmental Liabilities.

     12.8 Facility Sale Agreement. Purchaser agrees to indemnify the Allied Signal Indemnified Parties from and against amounts up to $750,000, calculated on a cumulative basis and not a per item basis, paid by Sellers under Article 11 of the Facility Sale Agreement for claims under the Facility Sale Agreement for indemnification (not including indemnification for Taxes) thereunder with respect to any inaccuracy or breach of the warranties or representations thereunder. If AlliedSignal shall be liable to any party pursuant to the Facility Sale Agreement (a "Facility Sale Liability"), Purchaser shall indemnify AlliedSignal to the extent the amount of such Facility Sale Liability exceeds the amount for which Sellers would have been liable under this Agreement had the Real Estate Assets (as defined in the Facility Sale Agreement) been included in the Assets. Any payments made pursuant to this Section 12.8 shall be deemed "claims" for purposes of the $750,000 threshold set forth in Section 12.5. Sellers shall not be required to pay more than once in respect of any Loss.


                            ARTICLE 13. MISCELLANEOUS

     13.1 Expenses. Except as specifically set forth elsewhere herein and except that a party not in breach of this Agreement shall be entitled to recover from a breaching party all expenses and costs incurred by the non-breaching party by reason of such breach (including, without limitation all legal expenses and costs), each of the parties hereto shall pay its own expenses and costs incurred or to be incurred by it in negotiating, closing and carrying out this Agreement, and, in no event, shall any such fees and expenses of the Sellers constitute "Assumed Liabilities" under this Agreement.

     13.2 Notices. Any notice or communication given pursuant to this Agreement by a party hereto to the other party shall be in writing and hand delivered, or mailed by registered or certified mail, postage prepaid, return receipt requested (notices so mailed shall be deemed given when mailed), or sent via facsimile, with an original mailed as follows:

     If to AlliedSignal or Sellers:

                        AlliedSignal Inc.
                        101 Columbia Road
                        Morristown, New Jersey 07962
                        Attention:   Vice President and Chief Financial Officer
                        Telecopier:      973-455-6039

     If to Purchaser:

                        L-3  Communications Corporation
                        600 Third Avenue
                        New York, New York 10016
                        Attention:   Christopher C. Cambria, Esq.
                        Telecopier:      212-805-5494

     with a required copy to:

                        Simpson Thacher & Bartlett
                        425 Lexington Avenue
                        New York, New York 10017
                        Attention:   David B. Chapnick, Esq.
                        Telecopier:      212-455-2502

     13.3 Confidentiality. AlliedSignal and Purchaser have entered into a Confidentiality Agreement dated September 23, 1997 which notwithstanding any provision herein to the contrary shall survive the execution and delivery of this Agreement and the Closing hereunder.

     13.4 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.5 Entire Agreement/Termination of December Agreement. Except for the Confidentiality Agreement referred to in Section 13.3, this Agreement and the Other Agreements are the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior communications, representations, agreements and understandings between the parties hereto, whether oral or written, including any prior version of this Agreement executed and delivered by the parties hereto. On December 22, 1997, the parties hereto entered into that certain Purchase Agreement (the "December Agreement") regarding the purchase and sale of the Assets. Since the date of the December Agreement, Purchaser has conducted an audit and other examinations of the Business and has asserted certain claims with respect to the December Agreement, relating, inter alia, to the financial position and business prospects of the Business. The parties have resolved all such claims and, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, have restated their agreement with respect to the purchase and sale of the Business, as set forth in this Agreement. The December Agreement is hereby terminated, is of no further force or effect, and no party shall have any right or obligation, whether as a matter of the law of contract or otherwise, under, arising out of or relating to, the December Agreement or any matter appearing in the December Agreement that does not appear in this Agreement (including, without limitation, the representations and warranties of Sellers that do not appear in this Agreement). The agreement between the parties as to the purchase and sale of the Business is expressed in its entirety in this Agreement.

     13.6 Construction. When the context so requires, references herein to the singular number include the plural and vice versa and pronouns in the masculine or neuter gender include the feminine. The headings contained in this Agreement and the tables of contents, exhibits and schedules are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     13.7 Assignment. This Agreement may not be assigned, in whole or in part, by any party hereto without the prior written consent of the other parties hereto, which consent shall not unreasonably be withheld; provided that Purchaser may, without the consent of Sellers, assign its rights and obligations, in whole or in part, to any wholly-owned subsidiary of Purchaser so long as Purchaser remains bound by all the terms of this Agreement.

     13.8 Amendment. This Agreement may be amended, supplemented or otherwise modified only by written agreement duly executed by the parties hereto.

     13.9 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, disregarding its conflicts of laws principles which may require the application of the laws of another jurisdiction.

     13.10 No Third Party Rights. This Agreement is not intended and shall not be construed to create any rights in any parties other than Sellers and Purchaser and no other person shall assert any rights as a third party beneficiary hereunder.

     13. 11 Exhibits and Schedules. The Exhibits and Schedules attached hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to "this Agreement" and the words "herein," "hereof' and words of similar import refer to this Agreement (including Exhibits and Schedules) as an entirety. In the event of any conflict between the provisions of this Agreement and any such Exhibit or Schedule, the provisions of this Agreement shall control.

     13.12 Waivers. Any waiver of rights hereunder must be set forth in writing. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein, or in any documents delivered or to be delivered pursuant to this Agreement or in connection with the Closing hereunder. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive any party's rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     13.13 Severability. If and to the extent that any court of competent jurisdiction holds any provisions (or any part thereof) of this Agreement to be illegal, invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

     13.14 Bulk Sales Law. The parties hereto agree to waive compliance with the provisions of the bulk sales law of any jurisdiction. The Sellers agree to indemnify and hold harmless Purchaser from and against any and all liabilities which may be asserted by third parties against Purchaser as a result of such noncompliance.

     13.15 Knowledge of Sellers. For purposes of this Agreement, Knowledge of Sellers or any similar expression shall mean the knowledge, after due inquiry, of (i) the executive officers of Sellers; (ii) Robert Johnson; or (iii) Steven Schorer and all individuals who directly report to Mr. Schorer.

     13.16 Personal Liability. The directors, officers, stockholders, employees, agents, consultants, representatives and affiliates of each of the parties hereto acting in such capacity shall not in such capacity have any personal liability or obligation arising under this Agreement (including any claims that the other parties may assert).

     IN WITNESS WHEREOF, Sellers and Purchaser have duly executed and delivered this Agreement as of the day and year first above written.





                                            AlliedSignal Inc.

                                            By: /s/ R. Carlson
                                               -----------------------------


                                            AlliedSignal Technologies, Inc.

                                            By: /s/ R. Carlson
                                               -----------------------------


                                            AlliedSignal Deutschland GmbH


                                            By: /s/ R. Carlson
                                               -----------------------------


                                            L-3 Communications Corporation

                                            By: /s/ [ILLEGIBLE]
                                               -----------------------------

                                                                EXHIBIT A TO
                                                                ASSET PURCHASE
                                                                AGREEMENT



                                LICENSE AGREEMENT
                                  (See Tab 8)

                                                                EXHIBIT B TO
                                                                ASSET PURCHASE
                                                                AGREEMENT




                         TRANSITION SERVICES AGREEMENT
                                  (See Tab 13)

                              Schedule 1 - Products


Ocean Systems Product List

Airborne

          AQS-18
          AQS- 1 8A
          AQS-1 8VIA
          AQS- 1 8V(3)
          AQS-13B (Spares, and R&O only)
          AQS- 13F
          AQS-24B Test
          Bench AWS-18M (Japan)
          HELRAS
          SHELRAS Test Adapter Test Set (TATS)
          Reeling Machine Test Set (RMTS)
          ASW System Trainer (AST) Related
          Spares, service, R&O, provisioning, engineering and technical support, documentation and publications.

Sea Systems

          Non-Standard Towed Array (NSTA)
          TB-23 Towed Array Modules, Tow Cables
          TB-23 Towed Array Receiver Coupler (TARC)
          TB- 16 Towed Array
          AN/SQR-19 Towed Array
          ADC MK3 Countermeasure
          TB- 16 Array Module Test Set
          TB-23 Array Module Test Set
          Integrated Side Looking Sonar (ISLS)
          Expendable Mine Destructor (EMD)
          Low Frequency Active Towed Sonar (LFATS) WLY-1,
          SSTD Sensors/Telemetry
          Related spares, service, R&O, provisioning, engineering and technical support, documentation and publications.

Engineering

          Hybrids
          Various Transducers
          Fiber Optic Rotating Joint

ELAC Product List

Navigation Systems

         Navigation Sounders

         Echosounders type LAZ 5000, 4400 for depth measurement and recording.

         Echosounder VE 59

         Naval Depth Sounder acc. to military standards for surface ships and submarines. Operating frequencies between 12 kHz and 1 MHZ. For submarines additional Sound Velocity Measurement Bases with or without Temperature Sensor and CTD-Sensors (conductivity, temperature, depth) to compute density, salinity and sound velocity.

         Fog Horns

         Foghoms designed for stationary application at the coast or on off-shore platforms, available in directional and non-directional version.


Hvdrogravhic Sounding Systems

         Dual-Frequency Echosounders LAZ 4400/20

         LAZ 4400 is a dual-frequency echograph with integrated LCD-display including digital depth information for multi-purpose application, i.e. navigation, fishery and survey. Its successor, the LAZ 4420, offers two echosounders in one housing, each operating completely independently via its own transmitter and transducer.


         Hydrogranhic Survey Sounder LAZ 4700

         LAZ 4700 is ELAC's state-of-the-art graphic echosounder for all types of hydrographic survey. It provides a choice of frequencies, transducers, transmitters, precision digitizers and other peripheral equipment. While suited for stand-alone use it has been designed to form the basis of an integrated computer-based survey system.

         Hydrogranhic Survey System LAZ 4721

         LAZ 4721 is an integrated dual-frequency system (at customer choice, from 12 kHz up to 200 kHz) comprising Echosounder LAZ 4700 and Digitizer STG 721, including two digital displays.

         Multibeam Mapping System BOTTOMCHART and HDP 4061

         The BOTTOMCHART multibeam mapping system is used for commercial and scientific applications and offers real-time wide area bathymetry together with facilities for onboard post-processing. Collected data are used to create a digital terrain model. Graphic output is provided with the Hydrographic Data Processing Software System HDP 4061 on a high resolution color monitor and on color printers/plotter which offer real-time output in the form of a bicolor, ship centered contour chart. Processing of measured data is performed on a high performance computer which allows production of depths charts having already undergone corrections for position, speed, heave, roll and pitch. Additionally the HDP 4061 provides extensive data analysis and graphic presentation, for example presentation of Variance, Density, Heave, Roll, Pitch and Runtime.

         Navigation System ONCOURSE

         ONCOURSE is designed as central operating software for an integrated survey system. Main features are: cruise planning, track steering (autopilot interface), calculation of optimum position, acquisition and storage of navigation data from different sources, heave/roll/pitch and depth, acquisition of sound velocity depth, and graphical presentation of track charts, depth profiles, wrecks and other symbols.

         SEACLASS

         SEACLASS is a data acquisition and postprocessing software package for sediment analysis according to the Echostrength Measuring Technique. The most famous result of ELAC's efforts was the echostrength measuring unit EMG II which SEACLASS now replaces. The system also provides postprocessing capabilities for calculating different geophysical parameters of the sediment and allows graphical output, e.g. sections, coverage and track plot.

Sonar Systems and ComDonents

         Underwater Communication System UT 2000

         A microprocessor-controlled communication system with integrated EL-display for surface ships and submarines. Wide frequency range (from 1 - 60 kHz) and output power (from 0,03 to 300 W), sector and/or omnidirectional operation, includes communication with divers. Operating modes e.g. telephony, telegraphy, pinger, transponder, distance measurement, noise monitoring, emergency mode.

         Transducers, Hvdronhones and other Wet-Ends

         A wide range of transducers, hydrophones, baffles, special staves, submarine cables, outboard connectors and pressure hull penetrators is available for installation on submarines in Active-, Passive-, HF-Intercept-, Passive Ranging-, Flank-Array Sonar Systems.

Sonar Systems

Passive-, HF-Intercept-, Passive Ranging- and Flank Array Sonars are available as standalone systems or as components of integrated systems such as SUBICS (Submarine Integrated Combat System) and ISAACS (Integrated Sensor and Arms Control System).

Integrated Systems

Following integrated systems can be provided with teaming partners:

ISAACS:            (Integrated Sensor and Armaments Control System)
                    Terma Elektronik AS

SUBICS:            (Submarine Integrated Combat System)
                    Lockheed Martin Librascope, US

These integrated systems integrate data collection, monitoring and processing as well as combat systems monitoring and control.

Low Frequency Active Sonar (LFAS)

A towed low frequency sonar for surface ships with high output level for long range transmission. Remote controlled towed body and automatic launching and handling system. LFAS is a part of the German ATAS, Activated Towed Array System.

Navigation and Detection Sonar NDS 3070

A supplementary dual-frequency sonar for navigation, detection and obstacle avoidance for use on board of submarines and surface ships. NDS 3070 is a small, microprocessor-controlled high resolution sonar with color display and optional audio channel.

Diver Sonar

An active/passive sonar for divers with EL-display, search and display sector 64 degrees, max. scale range 200 m, audio channel 1-50 kHz, endurance max. 90 minutes, rechargeable NiCd-batteries.

Sonar Beacon Equipment SBE

An independent submarine emergency device system with its own power supply that provides acoustic signals which enable rescue sonar systems to detect and locate a submarine in distress situations. SBE is available as mono or dual frequency system with different operating frequencies, pulse repetition rates and pulse lengths.

         UZG (SUBTAS for export)-Mobile Acoustic Underwater Target System

         The Mobile Target UZG is a self-propelled underwater vehicle for fleet ASW training. It is operated in open sea without instrumental range. The system is capable of simulating a submarine's dynamic behavior relative to its acoustic characteristics. ELAC has been awarded a development contract by the BWB (Federal Office for Technology and Procurement) to develop the UZG System. The two prototype systems have undergone trials by the German Navy in a one year Operational Evaluation (OPEVAL). The production contract for the German Armed Forces has been given to ELAC in 1997.

         TOSO

         The torpedo sonar components have been designed for the new German heavy-weight torpedo DM2A3 to enhance acquisition capabilities.

         TAU - Torpedo Countermeasure System

         TAU is a soft-kill torpedo countermeasure system for submarines. TAU was initiated by a feasibility study funded by the German Federal Office for Technology and Procurement
         (BWB).

         LCAW

         LCAW is a low cost weapon for anti-submarine-warfare. ELAC as a member of a team with STN (Vulkan Group) and Rheinmetall has successfully completed the concept phase for a NATO programme. The development phase will start in 1998. Serial production to be expected for 2001.


Mine Countermeasure Systems (MCM')

         Multibeam BOTTOMCHART Mapping System

         The BOTF~OMCHART system can also be used as a MCM system.

         Sediment Classifier System SEACLASS

         SEACLASS, a fast Bottom Classifier System provides differentiated information about structure and nature of upper soft and non-solidified sediments as well as clear, high-contrast detection of buried objects with different reflectivity from surrounding matter.

         Buried objects detection system SEFAS

         SEFAS, a fan beam system, enables a fast and extensive sweep of threatened areas to detect and display objects buried in the seabed.

Services

     Spare parts, service, R&O, provisioning, engineering and technical support, and documentation and publications services are provided in connection with the above referenced products.

                       Schedule 1.1(a) - Personal Property


     The following documents, which hzzve been delivered to Purchaser, are incorporated by reference herein:

     1.   Schedule of Ocean Systems' Fixed Assets, dated September 30, 1997
     2.   Schedule of ELAC Fixed Assets dated September 30, 1997

                       Schedule 1.3(i) - Excluded Assets

Excluded Technology

     Technical and Intellectual Property developed in connection with and related to using sensors to detect occupant's position for passenger side air bags is excluded from the sale.

Excluded Services

     The following services are provided to Ocean Systems and ELAC by AlliedSignal, and are not included in the sale:

     Contracts and Business Development
             Offset Administration
             International Sales Representative Administration
             Legal Support Services
             Export Control Administration
             Government Relations through Allied Signal's Washington, DC
               Government Relations
             Office
             Real estate Purchase and Sales Services
             Public Relations Services
             Letter of Credit Management

      Operations/Purchasing
             Metrology
             Commodity Team Support Services (Limited)
             Negotiation of Long Term Agreements (Limited)
             Circuit Card Assemblies

     Financial
             Payroll Processing Including Check Writing, Payroll Tax Submission and W-2 Processing
             Income and Property Tax Return Services
             Consolidating Financial Reporting System
             Travel and Expense Processing Including American Express Administration
             Risk Management Services
             Fixed Property Accounting System and Related Support
             Walker General Ledger and Support Services
             Walker Accounts Receivable System and Related Cash Application Function
             Credit and Collections Support
             Treasury Services
             Forward Pricing Rate Proposal Submissions to ACO
             Government Compliance Support

Information Systems
             Mainframe Computer Processing and Related Support
             Essbase Server Resident in Tempe, AZ
             MSMail Gateway
             Enterprise-Wide Network
             Electronic Data Interchange
             Internet

Human Resources
             PeopleSoft Human Resource Management System
             Pension, Savings Plan and Benefits Management
             Expatriate Employment Management

                     Schedule 4.6(a) -Intellectual Property

        See also Schedule 4.6(c).

Patents and Patent Applications

Ocean Systems Patents

        DEPLOYABLE SONAR ARRAY WITH INTERCONNECTED TRANSDUCERS OPERATED IN THE BENDING MODE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4208738          17JEI980           GRANTED              EXPIRES     01MY1998


        TERMINATION AND METHOD OF TERMINATING ROPES OR CABLES OF ARAMID FIBER OR THE LIKE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4184784          22JA1980           GRANTED              EXPIRES     03JL1998


        HYDRODYNAMIC CONFIGURATION FOR TOWED SUBMERSIBLE BODY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 7836235          01AP1985           GRANTED              EXPIRES     22DE1998
        Great Britain          2010764          17MR1982           GRANTED              EXPIRES     14DE1998
        West Gennany           P2855443.0       16JL1987           GRANTED              EXPIRES     21DE1998
        Japan                  1401012          21FE1987           GRANTED              EXPIRES     26DE1998
        United States          4173195          06N01979           GRANTED              EXPIRES     27DE1997


        COLLET TYPE CYLINDER SEPARATION DEVICE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4120519          170C1978           GRANTED              EXPIRES     030C1997


        SPHERICAL VEHICLE FOR OPERATION IN A FLUID MEDIUM
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4377982          29MR1983           GRANTED              EXPIRES     29MR2000


        PRESSURE-COMPENSATED ACCELERATION INSENSITIVE HYDROPHONE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          860012           12DE1977           SECRECY ORDER



        HYDRODYNAMIC CONFIGURATION FOR UNDERWATER VEHICLE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          226314           19JA1983           SECRECY ORDER


        DELAY LINE TIME COMPRESSION CORRELATION CIRCUIT
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4270180          26MY1981           GRANTED              EXPIRES     09N01999


        FISH COUNTER WITH SCANNING TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1129981          17AU1982           GRANTED              EXPIRES     17AU1999
        United States          4225951          30SE1980           GRANTED              EXPIRES     05FE1999


        WHEEL SPEED SIGNAL- PRODUCING SYSTEM FOR SKID CONTROL
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4267575          12MY1981           GRANTED              EXPIRES     09JL1999


        CABLE CONSTRUCTION
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Great Britain          2056157          13AP1983           GRANTED              EXPIRES     21JL2000
        West Germany           P3028113.1       180C1990           GRANTED              EXPIRES     24JL2000
        Japan                  1486221          14MR1989           GRANTED              EXPIRES     08AU2000
        United States          4250351          10FE1981           GRANTED              EXPIRES     08AU1999


        PROPULSION SYSTEM FOR AN UNDERWATER VEHICLE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------



        United States          4424042          03JA1984           GRANTED              EXPIRES     23JL2001


        CONNECTOR FOR SMALL DIAMETER ELONGATED SONAR ARRAYS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4304456          08PE1981           GRANTED              EXPIRES     10DE1999


        CONNECTOR FOR ELONGATED UNDERWATER TOWED ARRAY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4346954          31AU1982           GRANTED              EXPIRES     31AU1999


        FUNNEL CONSTRUCTION FOR A DIPPING SONAR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          43887091         4JE1983            GRANTED              EXPIRES     19JA2001


        SONAR TRANSCEIVER SYSTEM AND METHOD
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4442513          10AP1984           GRANTED              EXPIRES     05FE2002


        SALMON COUNTER WITH SEPARATE KING SALMON TABULATOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1194976          080C1985           GRANTED              EXPIRES     080C2002


        TUNED CIRCUIT & METHOD FOR SONAR BEAM PAlTERN OPTIMIZATION
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          5309410          03MY1994           GRANTED              EXPIRES     03MY2011


        CONSTRUCTION AND METHOD FOR ELONGATED TOWED UNDERWATER SONAR ARRAY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 EPO113623        07SE1988           GRANTED              EXPIRES     15DE2003
        Great Britain          EPO113623        07SE1988           GRANTED              EXPIRES     15DE2003
        West Germany           P3377954.6       07SE1988           GRANTED              EXPIRES     15DE2003
        Japan                  1727441          19JA1993           GRANTED              EXPIRES     27DE2003
        United States          4538250          27AUI985           GRANTED              EXPIRES     27DE2002


        DIGITAL DRIVE SYSTEM FOR PULSE WIDTH MODULATED POWER CONTROL
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Great Britain          EP0187282        17MR1993           GRANTED              EXPIRES     09DE2005
        West Germany           P3587191.1       17MR1993           GRANTED              EXPIRES     09DE2005
        Italy                  EP0187282        17MR1993           GRANTED              EXPIRES     09DE2005
        United States          4613933          23SE1986           GRANTED              EXPIRES     07JA2005


        EXPANDABLE SONAR ARRAY STRUCTURE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 EP0580808        08JA1997           GRANTED              EXPIRES     15AP2012
        Great Britain          EPO580808        08JA1997           GRANTED              EXPIRES     15AP2012
        Germany                EP0580808        08JA1997           GRANTED              EXPIRES     15AP2012
        Italy                  EP0580808        08JA1997           GRANTED              EXPIRES     15AP2012
        Japan                  510286/92        15AP1992           FILED
        United States          5091892          25FE1992           GRANTED              EXPIRES     25FE2009


        SYSTEM FOR DEPLOYING AN ARRAY OF SONAR PROJECTORS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 EP0205740        29JA1992           GRANTED              EXPIRES     17FE2006
        Great Britain          EP0580808        29JA1992           GRANTED              EXPIRES     17FE2006
        West Germany           P3683692.3       29JA1992           GRANTED              EXPIRES     17FE2006
        Italy                  EP0205740        29JA1992           GRANTED              EXPIRES     17FE2006
        Japan                  2017615          19FE1996           GRANTED              EXPIRES     28MR2006
        United States          4725988          16FE1988           GRANTED              EXPIRES     28MR2005


        HELRAS MECHANICAL CONFIGURATION AND HYDRAULIC DRIVE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States           758909           25JL1985          SECRECY ORDER

        ELONGATED RETAINING AND ELECTROMAGNETIC SHIELDING MEMBER FOR A TOWED UNDERWATER ACOUSTIC

        ARRAY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4636998          13JA1987           GRANTED              EXPIRES     27AU2002


        POLYURETHANE HEAT FORM AND BONDING OF CABLE JACKETS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4533418          06AU1985           GRANTED              EXPIRES     21SE2004


        VIBRATION ISOLATION MODULE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4628851          16DE1986           GRANTED              EXPIRES     24DE2004


        SELF THREADING CAPSTAN DRIVE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4634102          06JA1987           GRANTED              EXPIRES     23DE2005


        ELECTRICAL TILT SWITCH
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4628160          09DE1986           GRANTED              EXPIRES     280C2005


        UNDERWATER TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Australia              590050           22FE1990           GRANTED              EXPIRES     23FE2007
        France                 EPO243591        14AP1993           GRANTED              EXPIRES     09FE2007
        Great Britain          EPO243591        14AP1993           GRANTED              EXPIRES     09FE2007
        West Germany           P3785384.8       14AP1993           GRANTED              EXPIRES     09FE2007
        Italy                  EP0243591        14AP1993           GRANTED              EXPIRES     09FE2007
        Japan                  2033626          19MR1996           GRANTED              EXPIRES     30AP2007
        Netherlands            EPO243591        14AP1993           GRANTED              EXPIRES     09FE2007
        United States          4764907          16AU1988           GRANTED              EXPIRES     30AP2006


        FLEXURAL DISK TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 EPO265679        22JL1992           GRANTED              EXPIRES     28SE2007
        Great Britain          EPO265679        22JL1992           GRANTED              EXPIRES     28SE2007
        West Germany           P37805592        22JL1992           GRANTED              EXPIRES     28SE2007
        Italy                  EPO265679        22JL1992           GRANTED              EXPIRES     28SE2007
        Japan                  2579173          07N01996           GRANTED              EXPIRES     280C2007
        United States          4709361          24N01987           GRANTED              EXPIRES     300C2006


        CABLE WIPER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4845683          04JL1989           GRANTED              EXPIRES     160C2006


        UNDERWATER SONAR ARRAY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4901287          13FE1990           GRANTED              EXPIRES     28MR2008


        FIBER OPTIC SENSOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Eur. Patent Conv.      94112474.5       10AU1994           FILED
        United States          5359445          250C1994           GRANTED              EXPIRES     250C2011


        LEVEL WIND SYSTEM
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4795108          03JA1989           GRANTED              EXPIRES     17SE2007


        MARINE ACOUSTIC AEROBUOY AND METHOD OF OPERATION
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          5060206          220C1991           GRANTED              EXPIRES     25SE2010


        PISTON & DRUM DRIVE SYSTEM
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 2069494-7        07N01990           FILED
        France                 EP0505437        16MR1994           GRANTED              EXPIRES     07N02010

        Great Britain          EP0505437        16MR1994           GRANTED              EXPIRES     07N02010
        Germany                P69007492.1      16MR1994           GRANTED              EXPIRES     07N02010
        Italy                  EP0505437        16MR1994           GRANTED              EXPIRES     07N02010
        Japan                  501453/91        07N01990           FILED
        United States          4973893          27N01990           GRANTED              EXPIRES     12DE2009


        SHOCK RESISTANT FLEXTENSIONAL TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 2007096          O4JA1990           FILED
        France                 9001617          12FE1990           FILED
        Great Britain          2303760          O3JE1997           GRANTED              EXPIRES     04JA2010
        United States          5497357          05MR1996           GRANTED              EXPIRES     05MR2013


        HYDRODYNAMIC CONFIGURATION FOR UNDERWATER VEHICLE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4919066          24AP1990           GRANTED              EXPIRES     19JA2009


        FIBER OPTIC ROTARY JOINT
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 2107878          25MR1992           FILED
        France                 EPO582639        08JA1997           GRANTED              EXPIRES     25MR2012
        Great Britain          EPO582639        08JA1997           GRANTED              EXPIRES     25MR2012
        Germany                P69216603.3      08JA1997           GRANTED              EXPIRES     25MR2012
        United States          5078466          O7JA1992           GRANTED              EXPIRES     19AP2011


        LOW FREQUENCY SONAR PROJECTOR AND METHOD
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Australia              664961           07JE1996           GRANTED              EXPIRES     04MY2013
        France                 EP0640020        13MR1996           GRANTED              EXPIRES     04MY2013
        Great Britain          EP0640020        13MR1996           GRANTED              EXPIRES     04MY2013
        Germany                P69301819.4      13MR1996           GRANTED              EXPIRES     04MY2013
        Italy                  EPO640020        13MR1996           GRANTED              EXPIRES     04MY2013
        Japan                  503624/94        04MY1993           FILED


        FIBER OPTIC ROTARY JOINT
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          5450509          12SE1995           GRANTED              EXPIRES     26JL2014


        IMPROVED SENSORS BASED ON STRETCH-DENSIFIED MATERIALS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          000000           29MY1997           FILED


        DIGITAL HOMODYNE PROCESSING SYSTEM
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4280202          21JL1981           GRANTED              EXPIRES     310C1999


        CAGE-ENHANCED SENSORS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          08/617529        15MR1996           FILED


ELAC Patents

        ELECTRO ACOUSTIC TARGET SEARCHING SYSTEM FOR TORPEDOES
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Great Britain          2265218          22SE1993           GRANTED              EXPIRES     05N02001
        United States          5341347          23AU1994           GRANTED              EXPIRES     23AU2011


        ECHO-SOUNDING APPARATUS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1210129          19AU1986           GRANTED              EXPIRES     19AU2003


        SOFT PROTECT LAYER FOR SOUND TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P3422206.5       10SE1987           GRANTED              EXPIRES     15JE2004



        TUBE-LIKE ELECTROACOUSTIC TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 8708243          24DE1993           GRANTED              EXPIRES     12JE2007
        West Germany           P3620085.9       10MR1994           GRANTED              EXPIRES     14JE2006
        United States          4823327          18AP1989           GRANTED              EXPIRES     01JE2007


        ACOUSTIC SIMULATION OF UNDERWATER TARGET
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P3809900.4       11JA1989           GRANTED              EXPIRES     24MR2008
        PAT#P3809900.4 UNDER SECRECY ORDER


        BROAD BAND OMNIDIRECTIONAL ELECTROACOUSTIC TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1310739          24N01992           GRANTED              EXPIRES     24N02009
        West Germany           P3812244.8       09N01989           GRANTED              EXPIRES     13AP2008
        Italy                  1231754          21DE1991           GRANTED              EXPIRES     13AP2009
        Norway                 171700           11JA1993           GRANTED              EXPIRES     12AP2009
        United States          4916675          10AP1990           GRANTED              EXPIRES     01MY2009


        DIVER SONAR MONITOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1330587          05JL1994           GRANTED              EXPIRES     O5JL2O11
        France                 EPO345718        15DE1993           GRANTED              EXPIRES     06JE2009
        Great Britain          EPO345718        15DE1993           GRANTED              EXPIRES     06JE2009
        Italy                  EPO345718        15DE1993           GRANTED              EXPIRES     06JE2009
        Norway                 174826           13JL1994           GRANTED              EXPIRES     08JE2009


        UNDERWATER DIRECTION FINDING
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 EPO355669        06AP1994           GRANTED              EXPIRES     16AU2009
        Great Britain          EPO355669        06AP1994           GRANTED              EXPIRES     16AU2009
        Italy                  EPO355669        06AP1994           GRANTED              EXPIRES     16AU2009
        Norway                 173528           22DE1993           GRANTED              EXPIRES     18AU2009
        Spain                  EPO355669        06AP1994           GRANTED              EXPIRES     16AU2009


        DEFENSE AGAINST TORPEDO ATTACK
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P3914248.5       29AP1989           SECRECY ORDER


        DIGITAL BEAM FORMER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P3920705.6       23MY1991           GRANTED              EXPIRES     24JE2009


        PROTECTION CIRCUIT FOR TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P3939398.4       24JA1991           GRANTED              EXPIRES     29N02009


        DEFENSE AGAINST TORPEDO ATTACK FROM BACKSIDE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P4010475.3       11MR1993           GRANTED              EXPIRES     31MR2010


        DETERMINATION OF PULSE LENGTH OF ACOUSTIC SIGNALS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P4013684.1       07AP1994           GRANTED              EXPIRES     28AP2010
        Japan                  96665/91         26AP1991           FILED
        Norway                 91.1671          26AP1991           FILED
        United States          5132691          21JL1992           GRANTED              EXPIRES     24AP2011


        NOISE SUPPRESSION FOR THE INPUT SIGNAL OF SONAR SYSTEMS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P4017849.8       12MR1992           GRANTED              EXPIRES     02JE2010


        ELECTROACOUSTIC TRANSDUCER WITH REDUCED BUNDLING
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Denmark                1539/91          02SE1991           FILED


        West Germany           P4027949.9       20AU1992           GRANTED              EXPIRES     04SE2010


        SONAR BUOY WITH DRAG CHAIN
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P4039031.4       24MR1994           GRANTED              EXPIRES     07DE2010


        PASSIVE ACOUSTICAL CAMOUFLAGE MEANS FOR UNDERWATER BODIES
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P4131991.5       18AU1992           GRANTED              EXPIRES     26SE2011
        PAT# P4131991.5 UNDER SECRECY ORDER


        SONAR TRANSDUCER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Denmark                EP0524371        11AU1994           GRANTED              EXPIRES     20MR2012
        France                 EP0524371        I1AU1994           GRANTED              EXPIRES     20MR2012
        Great Britain          EP0524371        11AU1994           GRANTED              EXPIRES     20MR2012
        Germany                P69200439.4      11AU1994           GRANTED              EXPIRES     20MR2012
        Italy                  EP0524371        11AU1994           GRANTED              EXPIRES     20MR2012
        Netherlands            EP0524371        11AU1994           GRANTED              EXPIRES     20MR2012
        Sweden                 EP0524371        11AU1994           GRANTED              EXPIRES     20MR2012
        OWNED BY THE KILDARE CORPORATION ACCORDING TO A LICENSE AGREEMENT BETWEEN THE KILDARE
        CORPORATION, 95 TRUMBULL STREET, SUITE D NEW LONDON, CT 06320-5595 & ALLIEDSIGNAL ELAC NAUTIK
        GmbH.


        SONAR SYSTEM TEST APPARATUS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P4213121.9       21APP1992          FILED


        METHOD AND CIRCUITRY FOR DETERMINING THE BEGINNING OF ECHO PULSES
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        France                 9400492          18OC1996           GRANTED              EXPIRES     18JA2014
        Great Britain          2274560          11SE1996           GRANTED              EXPIRES     29DE2013
        Germany                P4301341.4       21OC1993           GRANTED              EXPIRES     20JA2013
        United States          5436580          25JL1995           GRANTED              EXPIRES     30DE2013


        INTERCONNECTION OF UNDERWATER TRANSDUCER ARRAY
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P4307843.5       19MY1994           GRANTED              EXPIRES     12MR2013


        PATENT TITLE: UNKNOWN
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P4323212.4       12MR1993           FILED


        ANTI-SEA MINE EFFECTOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                 P4323904.8      16JL1993           FILED
        JOINTLY OWNED BY ALUEDSIGNAL ELAC NAUTIK GmbH AND DIEHL GznbH.


        UNDERWATER TARGET LOCALIZER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Eur. Patent Conv.      94112749.0       16AU1994           FILED
        Germany                P4327841.8       09MR1995           GRANTED              EXPIRES     19AU2013


        METHOD FOR LOCALIZING AND SWEEPING OF SEA MINES
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Eur. Patent Conv.      95925762.7       26JE1995           FILED
        Germany                P4423235.7       02JL1994           FILED
        Pat. Coop. Treaty      PCT/EP95/02476   26JE1995           FILED
        United States          000000           26JE1995           FILED


        ECHO SIGNAL STACK CIRCUIT
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Canada                 1095162          03FE1981           GRANTED              EXPIRES     03FE1998


        ECHO-SOUNDING RECORDER WITH DIFFERENT DEPTH MEASURING RANGES

        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4104643          01AU1978           GRANTED              EXPIRES     20JL1997


        ABRASION PROTECTION SHIELD FOR ECHO SOUNDER
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Norway                 145594           21AP1982           GRANTED               EXPIRES    07JL1998


        RECEIVER CIRCUIT FOR AN ECHO-SOUNDING SYSTEM
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        United States          4245332          13JA1981           GRANTED              EXPIRES     12AP1999


        DIVER SONAR MONITOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P58906406.1      15DE1993           GRANTED              EXPIRES     06JE2009


        UNDERWATER DIRECTION FINDING
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        West Germany           P58907386.9      06AP1994           GRANTED              EXPIRES     16AU2009


        APPARATUS FOR ULTRA-SOUND TREATMENT OF FLOWING LIQUID
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Great                  96221170.0       240C1996           FILED
        Germany                19541417.9       11N01995           FILED


        PROGRAMMABLE PLL OSCILLATOR
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P19625970.3      28JE1996           FILED


        ELECTRONIC FUNCTION GENERATOR USING A STATUS ENGINE
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P19632553.6      13AU1996           FILED


        BEAM FORMING METHOD FOR DIRECTION FINDING SYSTEMS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P19648327.1      22N01996           FILED


        SHOCK ABSORBING BEARING FOR GEAR WHEELS
        Country                Number           Date               Status               Substatus   Date
        ------------------------------------------------------------------------------------------------
        Germany                P19652143.2      14DE1996           FILED



Trademark, Copyrights and Trade Names

        Trademarks - Ocean Systems

        AlliedSignal holds no registered trademarks for Ocean Systems, but the following product names and acronyms may be subject to certain usage rights and protections afforded under common law:

                                                                   Common Law
              Product Name                                         Trademark
              ------------                                         ---------
              Helicopter Long Range Sonar                          HELRAS
              Low Frequency Active Dipping Sonar                   LFADS
              Shipboard HELRAS                                     SHELRAS
              Expendable Mine Detector                             EMD
              Light Minehunting Sonar                              LMHS
              Integrated Side Looking Sonar                        ISLS
              Low Frequency Active Towed Sonar                     LFATS
              ASW Systems Trainer                                  AST

     Trademarks - ELAC

     ELAC holds the following registered trademarks:

Country          Registration No.       Trademark
-------          ----------------       ---------
Germany              1051300            Hydrostar
International(1)     480581             Hydrostar
Germany              989375             ELAC (black letters on white background)
International(2)     458578             ELAC (black letters on white background)
Germany              1006999            ELAC (black letters on white background)
Internationa1(2)     458579             ELAC (black letters on white background)


----------
(1)  for Belgium, Luxembourg, Netherlands, France and Italy

(2) for Egypt, Algeria, Belgium, Luxembourg, Netherlands, Spain, France, Italy, Morocco, Slowenia, Croatia, Yugoslavia, Macedonia, Romania, Russia, Kazakstan, Belorus, Ukrainia, Ouzbekistan, Vietnam


Intellectual Property Agreements

     License and Technical Assistance Agreements. between AlliedSignal and:

          ELAC, dated July 18, 1995
          Compagnia Generale Di Elettricita, dated December 1, 1970 Aero International, Inc., dated April 26,1996, and amendment dated June 10, 1997
          Mitsubishi Heavy Industries, Ltd., dated February 2, 1989

     Manufacturing License Agreement, between AlliedSignal and:

          Aeronautica Industrial, S.A., dated July 16, 1990

     Technical Assistance and Manufacturing License Agreement, between ELAC and:

          The Kildare Corporation, dated March 15, 1993

     Software Licenses - Ocean Systems


                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
VAX - General/Utilities
-----------------------------------------------------------------------------------------------
                                         Micro Tech
CIQBA                          2.8          INC.          VAX/VMS       X
-----------------------------------------------------------------------------------------------
                                           ACCESS
2020                           3.02.13      TECH          VAX/VMS                       X
-----------------------------------------------------------------------------------------------
ADA                            2.3         DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------

                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
BASE-VMS                       5.5-2       DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
BASIC                          3.5         DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
C                              3.1         DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
CDD                            5           DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
CDD - PLUS                                 DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
CMS                            3.5-05      DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
COBOL                                      DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DBMS                           4.3         DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DSNLINK                        l.2B        DIGITAL        VAX/VMS        X
-----------------------------------------------------------------------------------------------
DTM                            3.3         DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DTR                            6           DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DECnet (end node)              5.5-2       DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DECnet (routing node)          5.5-2       DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DECWindows MOTIF               1.2-4       DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
FMS                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
FORTRAN                                    DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
GKS                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
LSE                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
MMS                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
RDB                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
RDB -RUNTIME                               DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SNA-3270-DSPI                              DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SNA-3270-TE                                DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SNA-PRE                                    DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SNA-RJE                                    DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SNA-VMS                                    DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SSU                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
STRIPING                                   DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
UCX                                        DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
VAXCLUSTER                                 DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
VMS-USER                                   DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------

                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
VOLSHAD                                    DIGITAL        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
VAX - CONTROL Manufacturing and Associated Software
-----------------------------------------------------------------------------------------------
Accounting                     7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Accounts Payable               7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Accounts Receivable            7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Bill Of Material               7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Cost Accounting                7.3         Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Engineering Config.            7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Order Management System        7.2.2       Cincorn        VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Inventory Control              7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Master Production
Scheduling                     7.22        Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
MRP                            7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Order Entry                    Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Project Accounting             7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Purchasing                     7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Shop Floor Control             7.22        Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Purchase Part and Quote        7.22        Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Soft Pegging                   Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Interfaces                     Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Control Link                   7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DCLS                           Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
MANTIS User BRP/BRP            722         Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Spectra Custom                 7.2.2       Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
QRW                            7           Cincom         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
PC NT Series
-----------------------------------------------------------------------------------------------
MlvfrA                                     Microsoft        NT          X
-----------------------------------------------------------------------------------------------
MSMAIL                                     Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
DNS                                        Microsoft        NT          X
-----------------------------------------------------------------------------------------------
WINS                                       Microsoft        NT          X
-----------------------------------------------------------------------------------------------
DHCP                                       Microsoft        NT          X
-----------------------------------------------------------------------------------------------

                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
Internet Information Server                Microsoft      NT            X
-----------------------------------------------------------------------------------------------
McAfee Anti Virus                          McAfee         NT/W95        X
-----------------------------------------------------------------------------------------------
ArcServer                                  Cheyenne       NT            X
-----------------------------------------------------------------------------------------------
Remote Access (RAS)                        Microsoft      NT            X
-----------------------------------------------------------------------------------------------
Remote Mail                                Microsoft      NT            X
-----------------------------------------------------------------------------------------------
System Management Server                   Microsoft      NT            X
-----------------------------------------------------------------------------------------------
NetBoy Suite                               NDG SW         NT            X
-----------------------------------------------------------------------------------------------
VAX - Database / SW Development
-----------------------------------------------------------------------------------------------
SQL*Forms                      3           Oracle         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Developer/2000 Forms           4.5         Oracle         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Developer/2000 Reports         2.5         Oracle         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Oracle Enterprise Manager      1.2.2       Oracle         Windows95                     X
-----------------------------------------------------------------------------------------------
Oracle SQL*Net                 2.3.2.1.3   Oracle         VMS/W95                       X
-----------------------------------------------------------------------------------------------
Oracle Server Manager          2.03.1      Oracle         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Oracle SQL*Plus                3.1         Oracle         Windows95                     X
-----------------------------------------------------------------------------------------------
Oracle SQL*PLus                3.1.3.5.1   Oracle         VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Airborne Sonar R&O             Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Applicant Flow Log             Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Auto Stock Withdrawal          Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Automatic Carousel             Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Substitute Part List           Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Customer Inquiry Tracking      Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
DCMC Inspection System         Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Discrepancy Reporting          Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Drawing Info System            Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Estimating System              Custom      ln-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Failure and R&O Reporting      Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Gov't Property Inventory       Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Job Scheduler                  Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
KITPRINT                       Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Labor/Timekeeping              Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------

                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
Lost Time Tracking             Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Maint. Work Request            Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Payroll Timecard Entry         Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Personnel Info System          Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
P&D Request System             Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Procedure Master Index         Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Workstream Product Load        Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Production Scheduling          Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Proms/Pals                     Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Rec Inspection Requests        Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Repair & Overhaul System       Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Risk Anaiysis/Control Plan     Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
SSR System                     Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Tooling System                 Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
TQM                            Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
Wire list System               Custom      In-house       VAX/VMS                       X
-----------------------------------------------------------------------------------------------
PC Desktop
-----------------------------------------------------------------------------------------------
Windows                        95          Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
PVCS                           5.01        PVCS           NT/W95        X
-----------------------------------------------------------------------------------------------
MSExcel                        7           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSWord                         7           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MsPowerpnt                     7           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSSchedule Plus                7           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSWinProject                   4           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSAccess                       2           Microsoft      WIYW95        X
-----------------------------------------------------------------------------------------------
MSAccess                       7           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSExchange                                 Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSProject                      4           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
Designer                       4.1         Micrografix    NT/W95        X
-----------------------------------------------------------------------------------------------
MathCAD                        6           MathCAD        NT/W95        X
-----------------------------------------------------------------------------------------------
Visio                          4           Visio          NT/W95        X
-----------------------------------------------------------------------------------------------

                                                                    Support Provided by:
                                                                             Local
                                                     ------------------------------------------
System/Application            Version     Vendor     Platform    Infrastructure    App. Support
-----------------------------------------------------------------------------------------------
Photo Magic                    1           Micrografix    NT/W95        X
-----------------------------------------------------------------------------------------------
Corel                          4           Corel          NT/W95        X
-----------------------------------------------------------------------------------------------
ABCFlowcharter                             Micrografix    NT/W95        X
-----------------------------------------------------------------------------------------------
Acrobat                        3           Adobe          NT/W95        X
-----------------------------------------------------------------------------------------------
Netscape                       3.01        Netscape       NT/W95        X
-----------------------------------------------------------------------------------------------
COMINS                         3.1         Custom         NT/W95        X
-----------------------------------------------------------------------------------------------
Peoplesoft                     5.1         Peoplesoft     NT/W95        X
-----------------------------------------------------------------------------------------------
NT                             4           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
Interleaf                      6.1         Interleaf      NT/W95        X
-----------------------------------------------------------------------------------------------
Visio Technical                4.5         Visio          NT/W95        X
-----------------------------------------------------------------------------------------------
ASPPP97                        3           Corporate      NT/W95        X
-----------------------------------------------------------------------------------------------
DOS                            6.22        Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
AutoCAD                        13          AutoDesk       NT/W95        X
-----------------------------------------------------------------------------------------------
AutoCAD                        12          AutoDesk       NT/W95        X
-----------------------------------------------------------------------------------------------
CADStar                        222.4       AutoDesk       NTIW95        X
-----------------------------------------------------------------------------------------------
DatalO (Futurenet)                         Futurenet      NT/W95        X
-----------------------------------------------------------------------------------------------
Windows                        3.1         Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
Windows                        3.11        Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSWord                         6           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSExcel                        5           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
MSPowerpnt                     4           Microsoft      NT/W95        X
-----------------------------------------------------------------------------------------------
HP Unix Desktop
-----------------------------------------------------------------------------------------------
oce3-2/ANSYS                   5.3         ANSYS          HP 9000       X
-----------------------------------------------------------------------------------------------
oce3OS/UGII                    9.1         UGII           HP 9000       X
-----------------------------------------------------------------------------------------------
oce3O6/Pro E                   18          PTC            HP 9000       X
-----------------------------------------------------------------------------------------------
oce3O7/Mentor Graphics         B.4         Mentor         HP 9000       X
-----------------------------------------------------------------------------------------------
oce3lS/Intercap                7.83        Intercap       HP 9000       X
-----------------------------------------------------------------------------------------------
oce3l9/Interleaf               6           Interleaf      HP 9000       X
-----------------------------------------------------------------------------------------------
oce322/IDEAS                   5           SDRC           HP 9000       X
-----------------------------------------------------------------------------------------------
IBM (Ocean Systems Specific)
-----------------------------------------------------------------------------------------------

                                                         Support Provided by:
                                                                Local

System/Application         Version     Vendor    Platform   Infrastructure   App. Support
-----------------------------------------------------------------------------------------
Payroll Distr. (HP & SP)   Custom    Corporate     IBM                            X
-----------------------------------------------------------------------------------------
Sun Unix Desktop
-----------------------------------------------------------------------------------------
SW Development                       VX-Works    VX-Works         X
-----------------------------------------------------------------------------------------
Signal Processing                    AP - Labs   AP - Labs        X
-----------------------------------------------------------------------------------------

     GlobalLink Software Licenses
     ----------------------------

     GlobalLink is an AlliedSignal corporate initiative that focused on upgrading the desktop and server infrastructure and software at all divisions to a common level of performance. These upgrades would allow AlliedSignal to roll out corporate based software applications and economize on desktop support given the common software / infrastructure.

     Ocean Systems did not receive any hardware improvements from this initiative. The division did receive, and is being charged, for software products covered under GlobalLink umbrella. These software products include all of the following (note that some of these products are not actually in use at this division but are being assessed none the less):

o  32-bit Desktop Operating System            o  LANdesk (Electronic Inventory
   (NT or W95                                    Tool - NOT USED)
o  Netscape                                   o  Microsoft Exchange (Email
o  McAfee VirusScan                              Client Licenses - NOT USED)
o  Netware 4.1 (Network Operating System      o  Attachmate (IBM Connectivity
   - NOT USED)                                   Tools)
o  Managewise (Remote Desktop                 o  Office97
   Management Tool - NOT USED)                o  Server Tools

This software was purchased at $278 / seat in 1996 and is being amortized over three-years ($74,319 per year).

If licenses were not part of the sale, the impact to Ocean Systems is as follows:

o Little or no impact related to current desktop operating system as most are already owned

o Requires procurement of replacement WEB tool (Netscape) and virus protection (McAfee)

o Impact related to IBM connectivity would depend on new owner IBM access requirements

o    Future impact related to desktop upgrades (NT, Office97, Microsoft
     Exchange)

     Software Licenses - ELAC

Software at ELAC, current through November 6, 1997


--------------------------------------------------------------------------------
Program                         Provider                  Version        License
--------------------------------------------------------------------------------
Transcend                       3Com                      6.0                250
Powerchut Plus                  APC                       4.2.4                2
ACAD                            AutoDesk                  13                   1
ACAD                            AutoDesk                  12                   1
C++                             Borland                   3.1                  5
Paradox                         Borland                                        1
Pascal                          Borland                   7.0                  5
Quatropro win                   Borland                                        1
Arcserve                        Cheyenne                  6.2                  1
Corel Draw                      Corel Corporation         5.0                 10
Corel Flow                      Corel Corporation         2.0                 10
Paisy                           GSI                                            3
VPPS                            Infor                     4.5                 75
Landesk VirusProtectOOl         Intel                     3.01                 1
Landesk VirusProtect002         Intel                     3.01                 1
Landesk VirusProtect003         Intel                     3.01                 1
Landesk VirusProtect004         Intel                     3.01                 1
Varial                          isb                       2.7                 10
Side Meeter                     McAfee                                        50
Cobol                           Microfocus                3.2                  5
Informix                        Microfocus                7.1                  5
Foxpro Dos                      Microsoft                 2.0                  5
Foxpro Win                      Microsoft                 2.5                  5
MS Access                       Microsoft                 2.0                 50
MS-Mail                         Microsoft                 3.2                150
MS-Office                       Microsoft                 4.2                 50
MS-Projekt                      Microsoft                 4.0                 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Program                         Provider                  Version        License
--------------------------------------------------------------------------------
Windows 3.11                    Microsoft                 3.11               100
Windows 95                      Microsoft                 4.00950             60
Disc View                       Microtest                 4.lOa                1
LanWorkplac                     Novell                    16                   5
ManageWise                      Novell                    2.1                250
ManageWise                      Novell                    2.1                  5
ManageWise                      Novell                    2.1                  5
ManageWise                      Novell                    2.1                  5
Netware001                      Novell                    4.1                 75
NetwareO02                      Novell                    4.1                 50
Netware003                      Novell                    4.1                 50
Netware004                      Novell                    4.1                250
Netwarel00                      Novell                    3.12                 2
Netwarel0l                      Novell                    4.1                  2
Orcad                           Orcad                     4.0                  6
Easy-Archiv                     Recognita                 2000                 1
Unixl02                         SCO                                            5
PCNFS                           SunSelect                 5.1                  5
Rumba                           SunSelect                 4.0                  2
PCAnywhere                      Symantec                                       1
PS-Gef                          Weka Verlag               2.1                  1
--------------------------------------------------------------------------------


     Confidentiality Agreements - Ocean Systems

                                                                Agreement     Effective      Term/          OS
     Company                             Subject                  Number         Date       Expiry        Contact
ADI Limited                     RAN ASSTASS SEA 11000             96-033       11/6/96     10 years    A.J. Garber
ADI Limited                     Underwater Warfare Business       95-007        4/10/95       3
Aero International              International Spares              95-010                    3 years    P.A. Boskovich
Agusta/Italy                    Quality Assurance Survey                        4/28/97     1 year     L. Daniels
Albion Group Intl. Inc.         Hellenic Navy Offset              95-013        7/12/95     3 years    J. Hall/L.
                                                                                                       Daniels
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Alliant Techsys.                Seismic data                      96-027        10/16/97    3 years    A.J. Garber
Atlantic Aero Elect Corp.       Various                           95-001        1/17/95     3 years    A.J. Garber
Australian Defense Industries   Undersea Warfare Business         95-007        5/10/95     3 years    K.D. Adams
Atlantic Aero Elect. Corp.      Foreign Integrated Sonar Suites   95-017        8/21/95     3 years    A.J. Garber
AT&T                            Various Information                             8/7/95      2 years    D. Samsury
Babcock Intl.                   Sonar 2087 Feasibility Study                    3/7/95      5 years    J. Caughey
BBN                             US Navy 6152                      97-015        5/30/97     1 year     A. J. Garber
Cambridge Bank Ltd.             Sonar Equip. Brazil/Peru          96-017        5/28/96     5 years    V. Riehl
Celsius Tech Sys.               Mine Counter Measurers            94-021        8/19/94     3 years    L. Daniels
Celsius Tech Sys.               Proprietary Info.                               11/14/97    5 years    J.Devine
Chesapeake Sciences             TARS                              95-018        8/28/95     3 years    A. J. Garber
Chesapeake Sciences             TB 16/BQ                                        10/18/94    4 years    R. Tomlinson
Chevron Petroleum               Bore Hole Seismic Multi Level     94-037        3/3/94      3 years    A. J. Garber
                                Receiver
Computing Devices               Maritime Helicopter               95-014        7/14/95     3 years    J. Anderson
C-Tech                          YS2000                            96-029        10/2/96     2 years    J. Roscigno
DAF Special Products            NH-90                             96-006        2/15/96     3 years    D. Webb
DRA                             Hunt Class Mid Life                             11/22/96    1 year     A. J. Garber
Defense Evaluation Research
Agency                          Defense Hunt Class Mid Life                     11/27/96    1 year     A.J. Garber
Devonport Management Ltd.
                                Sonar 2087/Type 23 Frigates       96-007        2/13/96     3 years    A.J. Garber
Durodyne, Inc.                  Epichlorohydrin rubber compound   88-           5/1/88     10 years    J. Andersen
                                                                  014/DA
Dynacon, Inc.                   LFATS Handling System             94-023        6/2/94      3 years    A. J. Garber
E-Systems Montek                Siesmic Receiving                 95-012        6/28/95     3 years    A. J. Garber
Electramotive                   TB16 Towed Array                                11/12/93    3 years    J. Proko
FIAR                            NH-90                             96-005        1/18/96     3 years    D. Webb
Fokker Aviation                 EMD                               97-008        2/4/97      1 year     S. McDonald
Greenblatt                      MCDV                              95-004        3/27/95     3 years    L. Daniels
Goldstar                        ATE                                             11/24/82    5 years    B. Polaski
Geo Test Inc.                   AQS-18 Test Equipm                95-032        12/14/95    3 years    L. Daniels
Hughes Naval Marine             Airborne Sonar Sys.               96-026/1      5/13/97     2 years    R. Husar
Hughes Naval Marine             Surface Ship Programs             96-026        8/9/96      2 years    R. Husar
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Hewlett Packard                 Weapons Replaceable Assy. Test Set   96-002     1/8/96           3 years       L. Daniels
Hollandse Signaalapparten       Alkmaar class mine counter           97-007     1/23/97          2 years       S. McDonald
Kaman Aerospace                 AQS-18 Dipping Sonar SH-2G           94-019     7/19/95          5 years       L. Daniels
Loral Canada                    Maritime Helicopter Program                     7/29/95         10 years       J. McDermott
Lockheed Martin                 Canadian Remote Minehunting Sonar    95-024     12/19/95         3 years       A. J. Garber
Loral ASIC                      B2TC                                            5/28/95         10 years       A. J. Garber
Litton Sys.                     Acoustic Sensor Array Systems                   5/24/96          5 years       L. DiRienzo
Northop Grumman                 Hybrids                              95-020     9/15/95          3 years       J. P. Andersen
NUWC                            Wide-Band Omni Telemetry Sys.                   10/31/96                       A. J. Garber
Optiphase                       Fiber Optic Technologies             96-003     1/10/96          3 years       A. J. Garber
Paulsson Geo Svc. Inc.          Boreholde Seismic Systems                       11/22/96         1 year
Penn State                      LELFAS                               96-034     12/17/96         3 years       V. Riehl
Raytheon Electronics            LFATS,Taiwan/Australian/Spanish                 10/25/96         2 years       V. RiehI
Raytheon Electronics            YS2000fItalian Navy ASW Frig                    7/2/96           5 years
STN Atlas                       Undersea Warfare Business            95-006     4/25/95          3 years       K. Adams
STN Atlas Australia             ASSTASS LFAPS                                   2/11/97          l year        D. MacCulloch
Signal Processing Sys.          Norwegian Towed Array                97-014     5/23/97          3 years       W. Tally
Sikorsky Aircraft               Job Shoppers                                    11/22/96         7 years       D. Bennett
Transfield Defense Sys.         SEA 1000 Australian Surface Ship                8/6/96          10 years       J. Winters
                                Towed
3M Specialty Optical Fibers     Fiber Optic Technologies             95-029     11/30/95         3 years       A. J. Garber
Taiwan Int Standard             S-70C Offset                         96-010     5/11/96          5 years       J. Corso/
Electronics Ltd.                                                                                               J. Winter
Witten Technologies             Mine Warfare                         94-030     7/11/94           3 years      AJ. Garber
Whitehead Alenia Sistemi        Undersea Warfare Business            95-003     4/27/95           3 years      S. Schorer
Subacquei
---------------------------------------------------------------------------------------------------------------------------------

     Confidentiality Agreements - ELAC
     ---------------------------------

                  95-01-01                        Marimatek
                  95-01-02                        SeaBeam
                  95-01-03                        Qubit
                  95-01-04
                  95-01-05                        Ultra Electronics
                  95-01-06                        BASYS Marine Ltd.

                  95-01-07                        BAeSEMA
                  95-01-08                        Westinghouse
                  96-01-01                        Evia
                  96-01-02                        Mjellum & Carlson
                  96-01-03                        Reson
                  96-01-04                        Raytheon Anschutz
                  96-01-05                        HDW
                  96-01-06                        Elektro-Optik GmbH
                  97-01-01                        SEPA
                  97-01-02
                  97-01-06                        Sonatech
                  97-01-07                        Nautronix
                  97-01-08                        EdgeTech
                  97-01-09                        Kongsberg
                  97-01-10                        Camber Corp.

                Schedule 4.6(c) - Licensed Intellectual Property

See also Intellectual Property expiration information contained in Schedule 4.6(a).

Intellectual Property to be Licensed to Purchaser
-------------------------------------------------

o    Armour Cable for Airborne Dipping Sonar

o    Impact Resistant, Lightweight, Composite Sonar Panels

o    Improved Clutter Rejection Algorithms

o Lead Magnesium Niobate (PMN) Activer Sonar Source Material US Patent No. 5,239,518

o    Piezoelectric Ceramic Copolymer US Patent Application No. 08/618690

o    Autonomous Underwater Mine Hunting Algorithms

o    Enhanced Thickness Piezoelectric Polymer/Ceramic Composite Active
     Transducer

                Schedule 4.6(d) - Intellectual Property

     The following Intellectual Property agreements may involve certain third party rights.

     License and Technical Assistance Agreements, between AlliedSignal and:

          ELAC, dated July 18, 1995

          Compagnia Generale Di Elettricita, dated December 1, 1970

          Aero International, Inc., dated April 26, 1996, and amendment dated June 10, 1997

          Mitsubishi Heavy Industries, Ltd., dated February 2, 1989

     Manufacturing License Agreement. between AlliedSignal and:

          Aeronautica Industrial, S.A., dated July 16, 1990

     Technical Assistance and Manufacturing License Agreement. between ELAC and:

          The Kildare Corporation, dated March 15, 1993

     Confidentiality Agreements - Ocean Systems


----------------------------------------------------------------------------------------------------------------------
                                                                 Agreement     Effective    Term/OS
    Company                               Subject                 Number         Date       Expiry      Contact
----------------------------------------------------------------------------------------------------------------------
ADI Limited                     RAN ASSTASS SEA 11000             96-033        11/6/96     10 years    A.J. Garber
ADI Limited                     Underwater Warfare Business       95-007        4/10/95      3
Aero International              International Spares              95-010                    3 years     P.A. Boskovich
Agusta/Italy                    Quality Assurance Survey                        4/28/97     1 year      L. Daniels
Albion Group Intl. Inc.         Hellenic Navy Offset              95-013        7/12/95     3 years     I. Hall/L.
                                                                                                        Daniels
Alliant Techsys.                Seismic data                      96-027        10/16/97    3 years     A.J. Garber
Atlantic Aero Elect Corp.       Various                           95-001        1/17/95     3 years     A.J. Garber
Australian Defense Industries   Undersea Warfare Business         95-007        5/10/95     3 years     K.D. Adams
Atlantic Aero Elect. Corp.      Foreign Integrated Sonar Suites   95-017        8/21/95     3 years     A.J. Garber
AT&T                            Various Information                             8/7/95      2 years     D. Samsury
Babcock Intl.                   Sonar 2087 Feasibility Study                    3/7/95      5 years     J. Caughey
BBN                             US Navy 6152                      97-015        5/30/97     1 year      A.J. Garber
Cambridge Bank Ltd.             Sonar Equip. Brazil/Peru          96-017        5/28/96     5 years     V. Riehl
Celsius Tech Sys.               Mine Counter Measurers            94-021        8/19/94     3 years     L. Daniels
Celsius Tech Sys.               Proprietary Info.                               11/14/97    5 years     J. Devine
Chesapeake Sciences             TARS                              95-018        8/28/95     3 years     A.J. Garber
Chesapeake Sciences             TB16/BQ                                         10/18/94    4 years     R. Tomlinson
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Chevron Petroleum               Bore Hole Seismic Multi Level      94-037       3/3/94      3 years     A.J. Garber
                                Receiver
Computing Devices               Maritime Helicopter                95-014       7/14/95     3 years     J. Anderson
C-Tech                          YS2000                             96-029       10/2/96     2 years     J. Roscigno
DAF Special Products            NH-90                              96-006       2/15/96     3 years     D. Webb
DRA                             Hunt Class Mid Life                             11/22/96    1 year      A.J. Garber
Defense Evaluation Research
Agency                          Defense Hunt Class Mid Life                     11/27/96    1 year      A.J. Garber
Devonport Management Ltd.       Sonar 2087/Type 23 Frigates        96-007       2/13/96     3 years     A.J. Garber
Durodyne, Inc.                  Epichlorohydrin rubber compound    88-          5/1/88      10 years    J. Andersen
                                                                   014/DA
Dynacon, Inc.                   LFATS Handling System              94-023       6/2/94      3 years     A.J. Garber
E-Systems Montek                Siesmic Receiving                  95-012       6/28/95     3 years     A.J. Garber
Electramotive                   TB16 Towed Array                                11/12/93    3 years     J. Proko
FIAR                            NH-90                              96-005       1/18/96     3 years     D. Webb
Fokker Aviation                 EMD                                97-008       2/4/97      1 year      S. McDonald
Greenblatt                      MCDV                               95-004       3/27/95     3 years     L. Daniels
Goldstar                        ATE                                             11/24/82    5 years     B. Polaski
Geo Test Inc.                   AQS-18 Test Equipm                 95-032       12/14/95    3 years     L. Daniels
Hughes Naval Marine             Airborne Sonar Sys.                96-026/1     5/13/97     2 years     R. Husar
Hughes Naval Marine             Surface Ship Programs              96-026       8/9/96      2 years     R. Husar
Hewlett Packard                 Weapons Replaceable Assy. Test Set 96-002       1/8/96      3 years     L. Daniels
Hollandse Signaalapparten       Alkmaar class mine counter         97-007       1/23/97     2 years     S. McDonald
Kaman Aerospace                 AQS-l8 Dipping Sonar SH-2G         94-019       7/19/95     5 years     L. Daniels
Loral Canada                    Maritime Helicopter Program                     7/29/95     10 years    J. McDermott
Lockheed Martin                 Canadian Remote Minehunting Sonar  95-024       12/19/95    3 years     A.J. Garber
Loral ASIC                      B2TC                                            5/28/95     10 years    A.J. Garber
Litton Sys.                     Acoustic Sensor Array Systems                   5/24/96     5 years     L. DiRienzo
Northop Grumman                 Hybrids                            95-020       9/15/95     3 years     J.P. Andersen
NUWC                            Wide-Band Omni Telemetry Sys.                   10/31/96                A.J. Garber
Optiphase                       Fiber Optic Technologies           96-003       1/10/96     3 years     A.J. Garber
Paulsson Geo Svc. Inc.          Boreholde Seismic Systems                       11/22/96    1 year
Penn State                      LELFAS                             96-034       12/17/96    3 years     V. Riehl
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Raytheon Electronics            LFATS/Taiwan/Australian/Spanish                 10/25/96    2 years     V. Riehl
Raytheon Electronics            YS2000/Italian Navy ASW Frig                    7/2/96      5 years
STN Atlas                       Undersea Warfare Business         95-006        4/25/95     3 years     K. Adams
STN Atlas Australia             ASSTASS LFAPS                                   2/11/97     1 year      D. MacCulloch
Signal Processing Sys.          Norwegian Towed Array             97-014        5/23/97     3 years     W. Tally
Sikorsky Aircraft               Job Shoppers                                    11/22/96    7 years     D.Bennett
Transfield Defense Sys.         SEA 1000 Australian Surface Ship                8/6/96      10 years    J. Winters
                                Towed
3M Specialty Optical Fibers     Fiber Optic Technologies          95-029        11/30/95    3 years     A.J. Garber
Taiwan Int Standard             S-70C Offset                      96-010        5/11/96     5 years     J. Corso/
Electronics Ltd.                                                                                        J. Winter
Witten Technologies             Mine Warfare                      94-030        7/11/94     3 years     A.J. Garber
Whitehead Alenia Sistemi        Undersea Warfare Business         95-003        4/27/95     3 years     S. Schorer
Subacquei
---------------------------------------------------------------------------------------------------------------------

        Confidentiality Agreements - ELAC
        ---------------------------------

                    95-01-01                  Marimatek
                    95-01-02                  SeaBeam
                    95-01-03                  Qubit
                    95-01-04
                    95-01-05                  Ultra Electronics
                    95-01-06                  BASYS Marine Ltd.
                    95-01-07                  BAeSEMA
                    95-01-08                  Westinghouse
                    96-01-01                  Evia
                    96-01-02                  Mjellum & Carlson
                    96-01-03                  Reson
                    96-01-04                  Raytheon Anschtutz
                    96-01-05                  HDW
                    96-01-06                  Elektro-Optilc GmbH
                    97-01-01                  SEPA
                    97-01-02
                    97-01-06                  Sonatech
                    97-01-07                  Nautronix
                    97-01-08                  EdgeTech
                    97-01-09                  Kongsberg
                    97-01-10                  Camber Corp.

                            Schedule 4.7 - Contracts

     See also Schedule 4.12.


     Ocean Systems - Open Contracts over $75,000
     -------------------------------------------

Contract                      Contract Value          Country    Status
--------                      --------------          -------    ------


N00019-90-G-0200YC94             471117.95              USA        OP
N00019-90-G-0200YC95            1645386.00              USA        OP
N00019-93-G-013lUU2K             245635.00              USA        OP
N00019-97-G-00080001            8299107.00              USA        OP
N00019-97-G-0008UU01             348023.00              USA        OP
N00024-89-C-6066               20440163.00              USA        OP
N00024-91-C-6501               11539100.00              USA        OP
N00024-92-C-6225                5963263.00              USA        OP
N00024-92-C-6502               83243508.87              USA        OP
N00024-92-C-6503               27614976.00              USA        OP
N00024-94-C-6152                9464260.00              USA        OP
N00024-96-C-6214               34217858.00              USA        OP
N00024-97-C-6375                 149911.00              USA        OP
N00104-96-P-G022                  81408.00              USA        OP
N00140-95-D-N083                 208958.00              USA        OP
N00140-97-D-El56                 131418.00              USA        OP
N00383-88-G-K3010108             820326.88              USA        OP
N00383-88-G-K3010131            9460000.10              USA        OP
N00383-94-G-700N0020             307778.00              USA        OP
N00383-94-G-700N0030            2742742.00              USA        OP
N00383-94-G-700N5045            3218001.12              USA        OP
N00383-94-G-700N5209             266598.00              USA        OP
N00383-94-G-700N5212             448500.00              USA        OP
N00383-94-O-700N5213              77000.00              USA        OP
N00383-95-G-209N0002             157836.00              USA        OP
N00383-95-G-209NUUIR              79367.00              USA        OP
N00383-95-G-2O9NUUIT              75108.00              USA        OP
N00383~95-G-2O9NUU5l             117108.00              USA        OP
N00383-95-G-209NUU55             165960.00              USA        OP
N00383-95-G-2O9NUU57             100500.00              USA        OP
N00383-95-G-209NUU65             178536.00              USA        OP
N00383-95-G-209NUU66             153500.00              USA        OP
N00383~95-G-209NUU68              83060.00              USA        OP
N0O383~95-G-209NUU69              87888.00              USA        OP
N00383-95-G~209NUU76             170072.00              USA        OP
N00383-95-G-209NUU77             164572.00              USA        OP
N00383-95-G-209NUU91             100500.00              USA        OP

N00383-95-G-209NUU92             100500.00              USA        OP
N00383-95-G-209NUU93             134000.00              USA        OP
N5588983                         149111.99              USA        OP
N66001-96-C-6008                 819118.00              USA        OP
N66604-92-C-1078                 288121.00              USA        OP
N66604-93-C-0788                 148716.00              USA        OP
N66604-97-M-5934                 100814.00              USA        OP
N68335-94-G-OOOIUUO8             153189.00              USA        OP
N68335-96-G-00471JU02            152100.00              USA        OP
P015101                          106873.00              USA        OP
P7805158                        4862872.00              USA        OP
P7822564                         154500.00              USA        OP
R9525401                         357259.00              USA        OP
5P0960-97-M-0936                  95880.00              USA        OP
A1E02546 - Aero International   4697043.00              VAR-NON US OP
W8472-5-BGV 1                   3309635.27              CAN        OP
P7900173                       25843178.00              CHN        OP
0774888                        20566000.00              EGY        OP
GWG864609                        378168.00              GBR        OP
SSDW1/434                        429712.00              GBR        OP
7/1994                          5017476.00              GRC        OP
P7870275                        3879870.00              GRC        OP
1248USA                        25818944.00              ITA        OP
31-1/96                          237671.00              ITA        OP
L40870                          1649997.00              ITA        OP
1E295                             86880.00              JPN        OP
1E312                            963086.00              JPN        OP
1F449                            425999.00              JPN        OP
1F450                           1295177.00              JPN        OP
1F458                            103293.00              JPN        OP
1F480                            334691.00              JPN        OP
1F481                            979628.00              JPN        OP
1F483                            257503.00              JPN        OP
1F485                            127123.00              JPN        OP
1F496                             76584.00              JPN        OP
1F509                            691160.00              JPN        OP
1F511                            129420.00              JPN        OP
1F514                             95524.00              JPN        OP
56S265                            75754.00              JPN        OP
5S0226                          1680670.00              JPN        OP
5S0227                           919541.00              JPN        OP
5S250                           1751240.00              JPN        OP
5S251                           3502480.00              JPN        OP
5S252                           3502480.00              JPN        OP
5S253                           1751240.00              JPN        OP
5S257                             75921.00              JPN        OP

5S258                            252534.00              JPN        OP
5S259                            398143.00              JPN        OP
5S260                            163056.00              JPN        OP
5S262                            919541.00              JPN        OP
5S265                             75754.00              JPN        OP
5S266                            619421.00              JPN        OP
5S267                             78446.00              JPN        OP
5S268                            158862.00              JPN        OP
5S270                             86446.00              JPN        OP
5S271                             92524.00              JPN        OP
5S276                             99749.00              JPN        OP
5S277                            267555.00              JPN        OP
960050                           389850.00              KOR        OP
970050                           224977.00              KOR        OP
KFX-DPA-72DA57025              29700000.00              KOR        OP
MGP-DGM/DAR-95-074               122720.00              PER        OP
DNO1/96                          151793.00              PRT        OP
TURKEY 1                       15548572.00              TWN        OP
PA2314-C059                      272645.00              TWN        OP
PB4961-C067-P00                  281000.00              TWN        OP
ROCN                           25843178.00              TWN        OP
N00019-90-G-0200YCIF              83400.00              USA        OP
NOOO19-90-G-0200YC93             715362.76              USA        OP

Ocean Systems - Open POs Over $75,000
-------------------------------------


P0 No.     P0 Value     Status      Open  Amt      Pd Amt      Vendor ID   Vendor Name
------     --------     ------      ----  ---      ------      ---------   -----------
A00458    $   81,547     Open      $   63,245     $ 18,302       80863     SPECTRUM ENGINEERiNG CORP.
A00493    $1,059,969     Open      $  345,849     $714,120       70212     PRECISION INTERCONNECT
A00499    $  731,090     Open      $  255,965     $475,125       00169     AT&T
A00573    $  115,000     Open      $   65,000     $ 50,000       65109     OCEAN PROJECTS ASSOCIATES
A01277    $  185,600     Open      $  185,600                    29152     DYNACON, INC.
A01597    $  115,961     Open      $  106,734     $  9,227       65109     OCEAN PROJECTS ASSOCIATES
A46821    $  178,423     Open      $        1     $178,423       81041     SPIRATEX COMPANY
A48903    $5,000,000     Open      $5,000,000                    16113     CDI CORPORATION WEST
A48904    $  500,000     Open      $  500,000                    81750     STANDARD REGISTER
B00541    $  375,000     Open      $  375,000                    72749     RAM TEK BUSINESS CO
BOl149    $  333,750     Open      $  333,750                    47287     INTERTEK TECHN. SERVICES
B01263    $  200,000     Open      $  200,000                    29744     EGGHEAD SOFTWARE
BO1742    $  106,000     Open      $  100,800     $  5,200       63168     NAVAL UNDERWATER SYSTEMS
B03266    $  155,760     Open      $  155,760                    04216     ALLIEDSIGNAL AEROSPACE CO.
B04402    $  436,000     Open      $  436,000                    56881     FORSYTHE MCARTHUR
B04984    $  136,751     Open      $        -     $136,751       64014     NORMALAIR GARRETT LIMITED
BOS158    $  111,000     Open      $  111,000                    52284     LAIDLAW ENVIRONMENTAL
B05579    $  152,500     Open      $  152,500                    72935     RAWLINGS MECHANICAL CORP.
B05829    $  150,000     Open      $  150,000                    27698     DIGITAL SYSTEM RESOURCES
B05859    $  160,000     Open      $  160,000                    22781     COMPUDRAFT
B06572    $   98,950     Open      $   98,950                    18762     CARRIER BUILDING SERVICES
B07260    $  152,770     Open      $  139,735     $ 13,035       41300     HAMILTON/AVNET ELECTRONIC
B07471    $  240,750     Open      $   35,310     $205,440       72805     RANTEC COMPANY

B07815    $  432,000     Open      $  432,000                    89966     VP AND ASSOCIATES
B07816    $  140,000     Open      $  140,000                    83135     STREAMLINE SYSTEM INTEGRA
B07875    $  123,410     Open      $   81,866     $ 41,544       42916     HERMETIC SEAL CORP.
COO114    $  145,000     Open      $  145,000                    32469     ENTEX INFORMATION SERVICES
C00954    $  112,975     Open      $    5,575     $107,400       65109     OCEAN PROJECTS ASSOCIATES
C01624    $  139,600     Open      $  139,600                    75689     ROMIC ENVIRONMENTAL TECH.
C02490    $  200,000     Open      $  200,000                    47873     JAMAR PACKAGING CO., INC.
C03546    $   98,000     Open      $   98,000                    19035     CAPTAIN C.J. CAUGHEY RN (RET)
C03692    $  153,400     Open      $  153,400                    92011     WACKENHUT CORP.
C03842    $  547,580     Open      $   80,135     $467,447       69973     POWERTECH INC.
C04282    $  160,000     Open      $  160,000                    72935     RAWLINGS MECHANICAL CORP.
C06070    $  231,951     Open      $  231,951                    52935     R E LEE DESIGN
C06215    $   75,270     Open      $   73,101     $  2,169       62372     NATEL ENGINEERING CO., IN
D00281    $  200,000     Open      $  200,000                    27310     JOHN DEVINE
D00401    $   96,900     Open      $   96,900                    19010     CATALINA COMPUTER SOLUTIONS
D00522    $   85,000     Open      $   85,000                    89966     VP AND ASSOCIATES
D00528    $   84,450     Open      $   84,450                    26748     DELTA CONSULTING SERVICES
D00553    $   85,000     Open      $   85,000                    32469     ENTEX INFORMATION SERVICES
D00768    $   77,175     Open      $   77,175                    03086     AIRFLYTE ELECTRONICS CO.
D00815    $  190,400     Open      $   27,200     $163,200       23230     CONSOLIDATED PRODUCTS CORP.
D00821    $   99,900     Open      $   99,900                    26382     DIS RESEARCH
DO1326    $  189,909     Open      $   20,000     $169,909       72935     RAWLINGS MECHANICAL CORP.
D01546    $   78,000     Open      $   78,000                    03955     ALL PHASE ELECTRIC SUPPLY
D01619    $  100,000     Open      $  100,000                    28352     DOUBLE "J" PACKAGING CO., INC.
D01646    $  227,916     Open      $  227,916                    52935     R E LEE DESIGN
D01714    $  480,585     Open      $  325,962     $154,623       76365     SMTEK, INC.
D02115    $   75,226     Open      $   51,718     $ 23,508       20582     CICON ENGINEERING, INC.
D03621    $  120,000     Open      $  120,000                    72935     RAWLINGS MECHANICAL CORP.
D04093    $   96,600     Open      $   96,600                    23230     CONSOLIDATED PRODUCTS CORP.
D04316    $  151,265     Open      $  151,265                    70212     PRECISION INTERCONNECT
D04599    $   79,468     Open      $   79,468                    62372     NATEL ENGINEERING CO., INC.
Y23066    $  143,500     Open      $  143,500                    12628     BIG 3 INDUSTRIES, INC.
Y27874    $  422,114     Open      $   81,122     $340,992       56881     FORSYTHE MCARTHUR
Z38189    $  110,000     Open      $  110,000                    25171     DVR ENTERPRISE
Z40850    $  250,000     Open      $  250,000                    29742     EGGHEAD DISCOUNT SOFTWARE
Z40937    $1,012,000     Open      $1,012,000                    92011     WACKENHUT
Z40952    $  647,220     Open      $  634,685     $ 12,535       56881     FORSYTHE MCARTHUR


     Ocean Systems - Marketing Consulting Agreements*
     ------------------------------------------------

         Sigma International, dated June 1, 1995     Guy Reynolds
         Reynolds Beckwith                           Kerry Stephen
         LeeCor, Inc. (Ronald Beckwith)              Omicron Corp.
         John Caughy                                 SMAT, Est.
         John Devine                                 Kuo-Chun, Henry Feng
         John McDermott

     Ocean Systems - International Service Representative Agreements*
     ----------------------------------------------------------------

         C.I.E.R., dated June 30, 1996
         Sigma International, dated June 1, 1995
         Atkem, A.S., dated July 7, 1997

     Ocean Systems - Sales Representative Agreements*
     ------------------------------------------------

          Taewoos LLC, dated January 7, 1995
          Hollinda N.V., dated August 1, 1995
          Itochu Aviation, Inc., dated October 1, 1994
          Siam Aviation Company, Ltd., dated November 1, 1995
          Benavia AB, dated October 1, 1995
          Panamerica Organization Properties, Inc., dated November 1, 1995 Hovet & Co., dated October 1, 1995
          Compania Aeronautica Espanola, S.A., dated October 1, 1995
          Aktem A.S., dated March 1, 1997
          Top Entity, dated January 1, 1997
          Sistemas Electronicos S.A., dated June 1, 1997
          J.C. Rangel, Representacoes Ltd., dated June 1, 1997
          Alberto Maria Bravo & Filhos, dated July 1, 1997
          Southwest Trading Company, dated April 1, 1997
          Technica De Electronica Y Metalurgia (TADEM), dated July 1, 1997 Aero Precision Industries, Inc., dated June 1, 1997
          BD Miltech Ltd., July 1, 1997
          Mereit Lab Corporation, dated August 1, 1997

     Ocean Systems - Computer Equipment Leases*
     -------------------------------------------

          Vendor Name                Expires               Equipment Description
          -----------                -------               ---------------------
          Forsythe McArthur Assoc.   August 7, 1998        VAX7620
                                                           VAX4100
                                                           MTICIQBU adaptor
                                                           high capacity tape drive
          Forsythe McArthur Assoc.   August 31, 1998       VAX661O
          Forsythe MeArthur Assoc.   August 31, 1998       MicroTechnology Raid Disk Farm
                                                           and associated devices
          Forsythe McArthur Assoc.   January 14, 1999      SUN Spark 20


     Ocean Systems - Informatian Technology Service Agreements*
     ----------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
          Vendor Name                          Service Agreement Description            Type of         Expires
                                                                                       Coverage
----------------------------------------------------------------------------------------------------------------
       Xerox Corporation                    HW maintenance (2080/7080 printers)       Maintenance       9/26/97
       Hewlett - Packard                 Workstation Operating System Maintenance     Maintenance       9/30/97
     Cabletron Systems Inc.              Network Infrastructure maint (software)      Maintenance       9/30/97
      Omega Logistics Int                      Logistics software (DILSA)             Maintenance      10/15/97
Sterling Design Engineering Systems      Vmetric - EDCAS - System Design Utility      Maintenance      10/15/97
            Tornado                           Software Development toolkit            Maintenance      10/31/97
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Parametric Technology Corp.                  Designer software (Pro-E)               Maintenance      11/11/97
            Cincom                           MRP utilities USER FEE (QRW)             Maintenance      11/20/97
  Micro-Frame Technologies                 PC based estimating (Microfrarne)          Maintenance       12/1/97
      Executive Software                   Disk de-fragmentation (Diskeeper)          Maintenance      12/14/97
         Intersolv Inc                        Software config mgmt (PVCS)             Maintenance      12/30/97
    Struct. Dyn. Res. Corp.                          CAD (IDeas)                      Maintenance      12/30/97
    Digital Equipment Corp.                HW & SW maintenance (VAXcluster)           Maintenance      12/31/97
Silverado Software & Consultants            Analysis SW maintenance (ANSYS)           Maintenance        1/2/98
    Intercap Graphics System               Technical Illustration (Intercap)          Maintenance        1/8/98
          Barr Systems                     Remote Printer (XEROX) RJE-RS232           Maintenance        1/9/98
   West Coast Terminals, Inc.               Xerox FAX machine maintenance             Maintenance       1/23/98
     Talaris Systems INC.                   Printer HW maintenance (3290s)            Maintenance       1/30/98
          Zuken-Redac                               CAD (CADstar)                     Maintenance       2/20/98
            Datalok                              Off-site tape storage                Maintenance       2/27/98
   Select Sfotware Tools, Inc.                 Select Yordon - FOR SSTO               Maintenance       4/15/98
             Amtek                             HW maintewnance (HP 9000)              Maintenance       4/30/98
        Lasersource/DCI                      HW maintenance (Talaris 1590s)           Maintenance       4/30/98
             QMS                          HW maintenance (QM5860 laser printer)       Maintenance       4/30/98
  Computer Upgrade Corporation                   AMASS SW maintenance                 Maintenance       4/30/98
           Mathworks                     SW maintenance (MATLAB, float license)       Maintenance        5/1/98
            Cincom                           MRP software USER FEE (Control)          Maintenance       6/24/98
     Cabletron Systems Inc.              Network Infrastructure maint (hardware)      Maintenance       6/30/98
            Muzak                                    Music on Hold                    Maintenance       6/30/98
           Interleaf                          Desktop publishing (Interleaf)          Maintenance       8/28/98
    Micro-Technologies (SI)                  HW maintenance (CIQBA Controler)         Maintenance       8/31/98
            Exide                              HW maintenance on UPS system           Maintenance       9/25/98
            Oracle                              Database software (Oracle)            Corporate/        2Q/each
                                                                                      Maintenance         year
        Lasersource/DCI                    Blanket maintenance for HP printers          Blanket         12/30/97
       Software Spectrum                      Supplies (software blanket)               Blanket         12/31/97
          DIS Research                   Capital/Supplies (blanket) - replace HW        Blanket         12/31/97
     Graymar Business Systems                       Supplies toner)                     Blanket           3/2/98
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
            AP Labs                        Signal processing software (SUNs)            Blanket           3/6/98
     Walker Richer and Quinn                          Reflection                        Blanket          3/10/98
        Xerox Corporation                  HW maintenance (4050,4075,3700)              Blanket          3/31/98
----------------------------------------------------------------------------------------------------------------



     Ocean Systems - Confidentiality Agreements*
     -------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                            Agreement     Effective    Term/          OS
     Company                         Subject                  Number         Date     Expiry        Contact
----------------------------------------------------------------------------------------------------------------
ADI Limited               RAN ASSTASS SEA 11000               96-033       11/6/96    10 years    A.J. Garber
ADI Limited               Underwater Warfare Business         95-007       4/10/95       3
Aero International        International Spares                95-010                  3 years     P.A. Boskovich
Agusta/Italy              Quality Assurance Survey                         4/28/97    1 year      L. Daniels
Albion Group Intl. Inc.   Hellenic Navy Offset                95-013       7/12/95    3 years     J. Hall/L.
                                                                                                  Daniels
Alliant Techsys.          Seismic data                        96-027       10/16/97   3 years     A.J. Garber
Atlantic Aero Elect       Various                             95-001       1/17/95    3 years     A.J. Garber
Corp.
Australian Defense        Undersea Warfare Business           95-007       5/10/95    3 years     K.D. Adams
Industries
Atlantic Aero Elect.      Foreign Integrated Sonar Suites     95-017       8/21/95    3 years     A.J. Garber
Corp.
AT&T                      Various Information                              8/7/95     2 years     D. Samsury
Babcock Intl.             Sonar 2087 Feasibility Study                     3/7/95     5 years     J. Caughey
BBN                       US Navy 6152                        97-015       5/30/97    1 year      A.J. Garber
Cambridge Bank Ltd.       Sonar Equip. Brazil/Peru            96-017       5/28/96    5 years     V. Riehl
Celsius Tech Sys.         Mine Counter Measurers              94-021       8/19/94    3 years     L. Daniels
Celsius Tech Sys.         Proprietary Info.                                11/14/97   5 years     J. Devine
Chesapeake Sciences       TARS                                95-018       8/28/95    3 years     A.J. Garber
Chesapeake Sciences       TB16BQ                                           10/18/94   4 years     R. Tomlinson
Chevron Petroleum         Bore Hole Seismic Multi Level       94-037       3/3/94     3 years     A.J. Garber
                          Receiver
Computing Devices         Maritime Helicopter                 95-014       7/14/95    3 years     J. Anderson
C-Tech                    YS2000                              96-029       10/2/96    2 years     J. Roscigno
DAF Special Products      NH-90                               96-006       2/15/96    3 years     D. Webb
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DRA                       Hunt Class Mid Life                              11/22/96   1 year      A.J. Garber
Defense Evaluation
Research                  Defense Hunt Class Mid Life                      11/27/96   1 year      A.J. Garber
Agency
Devonport
Management Ltd.           Sonar 2087/Type 23 Frigates         96-007       2/13/96    3 years     A.J. Garber

Durodyne, Inc.            Epichlorohydrin rubber compound     88-          5/1/88     10 years    J. Andersen
                                                              014/DA
Dynacon, Inc.             LFATS Handling System               94-023       6/2/94     3 years     A.J. Garber
E-Systerns Montek         Siesmic Receiving                   95-012       6/28/95    3 years     A.J. Garber
Electramotive             TB16 Towed Array                                 11/12/93   3 years     J. Proko
FIAR                      NH-90                               96-005       1/18/96    3 years     D. Webb
Fokker Aviation           EMD                                 97-008       2/4/97     1 year      S. McDonald
Greenblatt                MCDV                                95-004       3/27/95    3 years     L. Daniels
Goldstar                  ATE                                              11/24/82   5 years     B. Polaski
Geo Test Inc.             AQS-18 Test Equipm                  95-032       12/14/95   3 years     L. Daniels
Hughes Naval Marine       Airborne Sonar Sys.                 96-026/1     5/13/97    2 years     R. Husar
Hughes Naval Marine       Surface Ship Programs               96-026       8/9/96     2 years     R. Husar
Hewlett Packard           Weapons Replaceable Assy. Test Set  96-002       1/8/96     3 years     L. Daniels
Hollandse                 Alkmaar class mine counter          97-007       1/23/97    2 years     S. McDonald
Signaalapparten
Kaman Aerospace           AQS-18 Dipping Sonar SH-2G          94-019       7/19/95    5 years     L. Daniels
Loral Canada              Maritime Helicopter Program                      7/29/95    10 years    J. McDermott
Lockheed Martin           Canadian Remote Minehunting Sonar   95-024       12/19/95   3 years     A.J. Garber
Loral ASIC                B2TC                                             5/28/95    10 years    A.J. Garber
Litton Sys.               Acoustic Sensor Array Systems                    5/24/96    5 years     L. DiRienzo
Northop Grumman           Hybrids                             95-020       9/15/95    3 years     J.P. Andersen
NUWC                      Wide-Band Omni Telemetry Sys.                    10/31/96               A.J. Garber
Optiphase                 Fiber Optic Technologies            96-003       1/10/96    3 years     A.J. Garber
Paulsson Geo Svc. Inc.    Boreholde Seismic Systems                        11/22/96   1 year
Penn State                LELFAS                              96-034       12/17/96   3 years     V. Riehl
Raytheon Electronics      LFATS/Taiwan/Australian./Spanish                 10/25/96   2 years     V. Riehl
Raytheon Electronics      YS2000fItalian Navy ASW Frig                     7/2/96     5 years
STN Atlas                 Undersea Warfare Business           95-006       4/25/95    3 years     K. Adams
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
STN Atlas Australia       ASSTASS LFAPS                                    2/11/97    1 year      D. MacCulloch
Signal Processing Sys.    Norwegian Towed Array               97-014       5/23/97    3 years     W. Tally
Sikorsky Aircraft         Job Shoppers                                     11/22/96   7 years     D. Bennett
Transfield Defense Sys.   SEA 1000 Australian Surface Ship                 8/6/96     10 years    J. Winters
                          Towed
3M Specialty Optical      Fiber Optic Technologies            95-029       11/30/95   3 years     A.J. Garber
Fibers
Taiwan Int Standard       S-70C Offset                        96-010       5/11/96    5 years     J. Corso/
Electronics Ltd.                                                                                  J. Winter
Witten Technologies       Mine Warfare                        94-030       7/11/94    3 years     A.J. Garber
Whitehead Alenia          Undersea Warfare Business           95-003       4/27/95    3 years     S. Schorer
Sistemi Subacquei
----------------------------------------------------------------------------------------------------------------


     Ocean Systems - Retention Agreements*
     -------------------------------------

          oRetention Areements with key management (V. Davisson, V. Riehi, A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdman), aggregate contingent payment of $199,400 for all eight managers (Purchaser responsibility).

          oRetention Agreement with Steve Schorer (AlliedSignal responsibility).

     ELAC - Retention Agreements*
     ----------------------------

          oRetention Agreements with key management (L. Hogrefe, W. Tietz, G. Jordt), aggregate contingent payment of $108,200 for all three managers (Purchaser responsibility).

ELAC - Contracts Greater Than TDM100.00

------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value> TDM 100.0                                       Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------
     Customer             Enduser               Contents           Date of      Value of    Remaining      Last
                                                                   Contract     Contract     Backlog    Shipment/Service
                                                                                  TDM          TDM
------------------------------------------------------------------------------------------------------------------------
BAZAN,                 Spanish Navy        4 Echosounders for       9/4/95        442.0        331.5      August 1999
Spain                                        Minehunter
------------------------------------------------------------------------------------------------------------------------
Blohm und Voss,        Turkish Navy       2 Echosounders for        8/15/96       251.0        131.1      May 1998
Germany                                      MEKO
------------------------------------------------------------------------------------------------------------------------
Blohm und Voss,        German Navy        1 Echosounder and UT      7/14/97       281.1        281.1      October 2005
Germany                                   Equipment for F124
------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,           German Navy          Target Simulator        2/29/96    11,217.4      4,581.8      December 2005
Germany                                      (SUBTAS)
------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,           German Navy          Advanced Data           9/23/97       398.5        398.5      December 1997
Germany                                      Evaluation
                                           System (SUBTAS)
------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,           German Navy         Spares (Transducer)      8/20/97       340.6        340.6      December 1997
Germany
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value> TDM 100.0                                       Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------
     Customer             Enduser               Contents           Date of      Value of    Remaining      Last
                                                                   Contract     Contract     Backlog    Shipment/Service
                                                                                  TDM          TDM
------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,           German Navy          1000 Transducers        8/28/97     2,047.0      1,647.8      December 1997
Germany                                          LSE 800
------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,           German Navy         LFTASS Development       8/7/95        712.5          0.0      December 1998
Germany                                   and Delivery of 4 ea.
                                           Reflexducerelements
------------------------------------------------------------------------------------------------------------------------
DLA,                   Korean Navy           2 UT Equipments        12/5/96       404.4        404.4      December 1997
Korea                                          (Training)
------------------------------------------------------------------------------------------------------------------------
DLA,                   Korean Navy          2 Echosounders for      2/26/97       329.1        202.4      December 1998
Korea                                         KDX Destroyers
------------------------------------------------------------------------------------------------------------------------
HDW,                   Korean Navy            3 Echosounders,       3/1/95      2,541.8      1,673.3      December 1998
Germany                                    UT Equipments, Sonar
                                           Beacon, Tape Recorder
                                              for Subs U209
------------------------------------------------------------------------------------------------------------------------
HDW,                   Brazilian Navy       Echosounder, UT's,      1/12/96       791.2        791.2      March 1999
Germany                                    Sonar Beacon for Sub
                                                Tupi mod
------------------------------------------------------------------------------------------------------------------------
HDW,                   German Navy         2 Echosounders and UT    8/14/97     1,757.5      1,757.5      December 2005
Germany                                    Equipments md. ILS for
                                                 Subs U212
------------------------------------------------------------------------------------------------------------------------
HDW,                   German Navy         I Echosounder and UT     8/14/97       281.1        281.1      October 2002
Germany                                    Equipment for F124
------------------------------------------------------------------------------------------------------------------------
HDW,                   Turkish Navy          2 Echosounders         7/1/95        861.9         14.4      February 1998
Germany                                    2 Sonar Beacons for
                                               Submarines
------------------------------------------------------------------------------------------------------------------------
HDW/TNSW,              Israel Navy           3 Sonar Beacons        12/17/93      842.0         20.5      June 1999
Germany                                       for Submarine
                                              "Dolphin-Class"
------------------------------------------------------------------------------------------------------------------------
HSA,                   Taiwan Navy             Sonar Spares         4/1/97        111.9        111.9      November 1997
Netherlands
------------------------------------------------------------------------------------------------------------------------
Intermarine,           Thai Navy           21 Echosounders for      6/17/97       225.0        225.0      July 1998
Italy                                          Minehunter
------------------------------------------------------------------------------------------------------------------------
Lurssen,               Turkish Navy          3 Sonar Beacons        10/10/95      321.8          9.3      October 1997
Germany                                       for Patrolers
                                              "Dogan-Class"
------------------------------------------------------------------------------------------------------------------------
NAMRIA,                NAMRIA,                BCC-SW MK II          8/14/97       791.0        791.0      November 1997
Phillipines            Phillippines
------------------------------------------------------------------------------------------------------------------------
Naval                  Indian Navy            Test Equipment        7/23/97       193.1        193.1      December 1997
Headquarters~
India
------------------------------------------------------------------------------------------------------------------------
ORCA,                  French Navy            7 Diver Sonars        6/18/97       966.8         41.5      December 1997
France
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value> TDM 100.0                                       Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------
     Customer             Enduser               Contents           Date of      Value of    Remaining      Last
                                                                   Contract     Contract     Backlog    Shipment/Service
                                                                                  TDM          TDM
------------------------------------------------------------------------------------------------------------------------
Racal Survey,          Racal Survey, UK         BCC-MW              3/6/97        693.1         90.0     December 1997
UK                                        3 Upgrades MK I - M II
------------------------------------------------------------------------------------------------------------------------
SeaBeam,               INHO, India           4 SeaBeam 1180         4/17/97     1,784.9        888.7     April 1998
USA                                                                             ($1=1,75
                                                                                     DM)
------------------------------------------------------------------------------------------------------------------------
SeaBeam,               NAMRIA,               2 SeaBeam 1180         7/31/97       792.2        792.2     November 1997
USA                    Phillippines              MK II
------------------------------------------------------------------------------------------------------------------------
STN ATLAS,             German Navy           2 Echosounders         10/16/95      642.0         46.1     July 1998
Germany                                    2 UT Equipment for
                                            Minehunter MJ332
------------------------------------------------------------------------------------------------------------------------
STN ATLAS,             Israel Navy         4 UT Equipments for      11/24/93    1,070.3         10.2     June 1999
Germany                                        Submarines
                                             "Dolphin-Class"
------------------------------------------------------------------------------------------------------------------------
STN ATLAS,             various               30 Echosounders        9/19/97       139.5        139.5     November 1997
Germany                                         LAZ 5000
------------------------------------------------------------------------------------------------------------------------
STN ATLAS,             various               30 Echosounders        9/24/97       139.5        139.5     February 1998
Germany                                         LAZ 5000
------------------------------------------------------------------------------------------------------------------------
STN ATLAS,             German Navy         MTW - Mini Torpedo       12/6/95       430.0         30.0     December 1997
Germany                                     Development and
                                              Testvehicle
------------------------------------------------------------------------------------------------------------------------
TNSW,                  German Navy       2 Echosounders and UT      8/11/97     1,792.5      1,792.5     December 2005
Germany                                  Equipments md. ILS for
                                                  2
                                               Subs U212
------------------------------------------------------------------------------------------------------------------------
TNSW,                  German Navy        I Echosounder and UT      9/29/97       296.0        296.0     October 2004
Germany                                    Equipment for F124
------------------------------------------------------------------------------------------------------------------------
Technical              Technical             Development of         3/10/97       140.7        140.7     December 1997
University,            University            High Frequency
Berlin, Germany        Berlin, Germany         Transducers
------------------------------------------------------------------------------------------------------------------------
Wilton-Fijenoord,      Taiwan Navy             Sonar Spares         1/22/97       815.6        815.6     December 1997
Netherlands
------------------------------------------------------------------------------------------------------------------------
WDA                    WSA Bremerhaven,        BCC-SW MK II         9/10/97       428.4        428.4     November 1997
Bremerhaven,           Germany
Germany
------------------------------------------------------------------------------------------------------------------------
WTV, Siegburg,        Wahnbachtalsperre    PIA 2000 Plancton        5/31/96     3,067.1      2,480.5     June 1999
Germany                      n             Inactivation System
                       Verband Germany
------------------------------------------------------------------------------------------------------------------------

ELAC - Guarantees and Bank Bonds*
---------------------------------

                                                 Bank Bonds
Deutsche Bank                                                                                              02.10.97

item              type of guarantee          customer                 no.         amount DEM          due date

 1        A       advance payment bond       Atlas                    431         221.490,00          28.02.1998
 2        V       performance bond           Atlas                    363         237.188,00          until further
 3        V       performance bond           Atlas                    396         63.945,67           01.03.1999
 4        G       warranty bond              Atlas                    463         33.690,00           until further
 5        V       performance bond           Atlas                    328         9.589.450,00
                                                                                  -1.436.000,00
                                                                                  -877.800,00
                                                                                  -501.600,00
                                                                                  -836.000,00
                                                                                  -627.000,00
                                                                                  -627.000,00
                                                                                  -1.379.400,00
                                                                                  -543.400,00
                                                                                  -1.170.400,00
                                                                                  -------------
                                                                                  1.590.850,00        31.12.1999
                                                                                  ============
 6        A       advance payment bond       Blohm + VoB              460         18.300,00           31.08.1998
 7        A       advance payment bond       Blohm + VoB              461         17.625,00           31.08.1997
 8        V       performance bond           Blohm + VoB              395         26.470,00           until further
 9        G       warranty bond              Blohm + VoB              459         6.110,00            31.08.2000
 10       G       warranty bond              Blohm + VoB              462         7.248,00            31.08.2001
 11       G       warranty bond              Blohm + VoB              485         16.164,00
                  until further
 12       V       performance bond           Daewoo                   353         1.079,00            31.10.1997
 13       V       performance bond           Daewoo                   354         1.122,00            31.10.1998
 14       A       advance payment bond       Def. Proc. Agency        391         191.500,00          31.10.1996
 15       A       advance payment bond       Def. Proc. Agency        478         221.600,000         30.09.1998
 16       A       advance payment bond       Def. Proc. Agency        480         82.515,00           31.01.1999
 17       V       performance bond           Def. Proc. Agency        390         38.300,00           30.09.1999
 18       V       performance bond           Def. Proc. Agency        397         3.313,52            09.07.1996
 19       G       warranty bond              Def. Proc. Agency        479         22.160,00           30.11.1999
 20       G       warranty bond              Def. Proc. Agency        481         17.825,00           31.01.2003
 21       A       advance payment bond       Empresa Nacional         423         19.050,00           01.08.1999
 22       A       advance payment bond       Empresa Nacional         425         19.050,00           01.05.1998
 23       A       advance payment bond       Empresa Nacional         426         19.050,00           01.12.1998
 24       G       warranty bond              Empresa Nacional         474         6.370,00            until further
 25       A       advance payment bond       HDW, Kiel                464         41.988,80           until further
 26       A       advance payment bond       HDW, Kiel                465         85.852,10           until further
 27       A       advance payment bond       HDW, Kiel                466         32.223,00           until further
 28       A       advance payment bond       HDW, Kiel                473         72.450,00           30.09.1998
 29       A       advance payment bond       HDW, Kiel                475         88.255,60           until further
 30       A       advance payment bond       HDW, Kiel                476         33.126,90           until further
 31       A       advance payment bond       HDW, Kiel                477         43.164,10           until further
 32       A       advance payment bond       HDW, Kiel                482         41.988,80           until further
 33       A       advance payment bond       HDW, Kiel                483         32.223,00           until further
 34       A       advance payment bond       HDW, Kiel                399         72.450,00           15.10.1998
 35       A       advance payment bond       HDW, Kiel                446         41.988,80           31.01.1998
 36       A       advance payment bond       HDW, Kiel                447         32.223,00           31.01.1998
 37       A       advance payment bond       HDW, Kiel                448         85.852,10           31.01.1998
 38       V+G     performance bond           HDW, Kiel                261         19.654,70           31.08.1998
 39       V       performance bond           HDW, Kiel                388         238.050,00          15.10.1998
 40       V+G     performance bond           HDW, Kiel                401         42.926,00           30.11.2001
 41       V+G     performance bond           HDW, Kiel                402         41.757,00           30.11.2000
 42       V+G     performance bond           HDW, Kiel                403         44.128,00           30.11.2002
 43       V+G     performance bond           HDW, Kiel                404         15.673,00           30.11.2000
 44       V+G     performance bond           HDW, Kiel                405         16.563,00           30.11.2002

 45       V+G     performance bond           HDW, Kiel                406         16.112,00           30.11.2001
 46       V+G     performance bond           HDW, Kiel                407         20.424,00           30.11.2000
 47       V+G     performance bond           HDW, Kiel                408         20.990,00           30.11.2001
 48       V+G     performance bond           HDW, Kiel                409         21.582,00           30.11.2002
 49       V+G     performance bond           HDW, Kiel                410         25.726,00           30.11.2000
 50       V+G     performance bond           HDW, Kiel                411         26.447,00           30.11.2001
 51       V+G     performance bond           HDW, Kiel                412         27.187,00           30.11.2002
 52       G       warranty bond              HDW, Kiel                369         36.397,50           31.01.2000
 53       G       warranty bond              HDW, Kiel                442         36.337,00           31.01.1999
 54       G       warranty bond              HDW, Kiel                443         15.111,00           31.01.1999
 55       G       warranty bond              HDW, Kiel                444         36.967,00           31.12.1999
 56       G       warranty bond              HDW, Kiel                445         15.364,00           31.12.1999
 57       A       advance payment bond       Intermarine              484         35.550,00           until further
 58       V       performance bond           Kockums                  265         45.512,90           01.10. 199&
 59       V       performance bond           Kockums                  275         13.500,00           01.10.1998
 60       G       warranty bond              Lurssen Werft            456         18.750,00           30.06.1997
 61       G       warranty bond              Lurssen Werft            468         13.214,00           01.05.1999
 62       G       warranty bond              Lurssen Werft            469         13.214,00           01.12.1999
 63       G       warranty bond              P.T. PAL Indonesia       457         38.500,00           31.12.1996
 64       G       warranty bond              President of India       435         4.721,75            until further
 65       V       performance bond           Saudi Arabien            366         17.793,50           10.01.1998
 66       G       warranty bond              Societe d'Armement       379         8.487,50            12.09.1997
 67       G       warranty bond              Societe d'Armement       486         73.433,85           11.07.1998
 68       V       performance bond           Thyssen                  385         238.050,00          15.09.1999
 69       G       warranty bond              Thyssen                  368         27.772,50           30.06.1999
 70       A       advance payment bond       Wilton                   472         400.000,00          until further

                                                                                          total           5251.697,59


Foreign currency

item      type of guarantee                  customer no.                         amount              Ablauf
 1        V       performance bond           Taneer, Karacki                      48.044,00 Pak.R     until further
 2        V       performance bond           Def.Proc.Agency, Korea   441         1.870,39 USD        31.05.1997
 3        V       performance bond           SeaBeam                  482         49.371,00 USD       31.07.1999


ELAC - Confidentiality Agreements*
----------------------------------

                  Date                       Party
                  ----                       -----
                  95-01-01                   Marimatek
                  95-01-02                   SeaBeam
                  95-01-03                   Qubit
                  95-01-04
                  95-01-05                   Ultra Electronics
                  95-01-06                   BASYS Marine Ltd.
                  95-01-07                   BAeSEMA
                  95-01-08                   Westinghouse
                  96-01-01                   Evia
                  96-01-02                   Mjellum & Carison
                  96-01-03                   Reson
                  96-01-04                   Raytheon Anschtutz
                  96-01-05                   HDW
                  96-01-06                   Elektro-Optik GmbH
                  97-01-01                   SEPA
                  97-01-02

                  97-01-06                   Sonatech
                  97-01-07                   Nautronix
                  97-01-08                   EdgeTech
                  97-01-09                   Kongsberg
                  97-01-10                   Camber Corp.


ELAC - Other Contracts*
-----------------------

     o ELAC Lease, between Honeywell Regelsysteme GMBH and Honeywell ELAC-Nautik, dated April 1, 1994

     o Intercompany note between Ocean Systems and ELAC with respect to the cash in the AlliedSignal German cash pool, and related agreements Stock Purchase Agreement by and among AlliedSignal Deutchland GmbH, AlliedSignal, Inc., Honeywell AG and Honeywell, Inc., dated March 30, 1994

     o Lease agreement by and between ELAC and Christian-Albrecht Universitat, Kiel, dated April 1995

     o    Long term agreement for cable repair with AS Aerospace GmbH


Ocean Systems - Other Contracts
-------------------------------

     o The following pages contain information regarding certain contracts signed between August 1, 1997 and December 19, 1997.

     o Effective December 19, 1997, Ocean Systems is under contract with the Turkish Navy to provide 4 AQS-18A dipping sonar systems plus spares, ground support equipment and performance testing.

     o Ocean Systems has an opportunity to propose a significant contract with Egypt. In the event that OS moves forward to compete on that contract, it is likely that OS will retain an in-country representative and will sign a letter of intent with that representative to retain post-contact award services which would likely exceed $250,000.


----------

* Included without regard to dollar amount. May or may not exceed $75,000 or DM100,000.

                               CONTRACTS RECEIVED
                               8/97 through 12/97
                                  (Over $250K)



CUSTOMER            SALES ORDER      CONTRACT #           DESCRIPTION                  VALUE
--------            -----------      ----------           -----------                  -----
NAVSEA              SS3442           N00024-92-C-6502     TB-23 Spares                 $279.3K
NUWC                SU3498           N66604-7225-4BF7     AMTS Upgrade                 $100.8K
ITOCHU              SY3591           5S277                Q18M Spares                  $268K
ITOCHU              SY3714           5S272                Q18M Spares                  $3700K
ITOCHU              SY3717           5SS275               Q18M Spares                  $1800K
ITOCHU              SY3726           1F529                Q18M Spares                  $366K
HELLENIC NAVY                                             1Q18V System                 $2200K
NAVSEA                                                    ECP320/325 TB16 Upgrade      $660K
NAVSEA                                                    TB23 Repairs                 $300K

ASOS-SB-RO10                                                                                                            PAGE NO: 187
                                                      ALLIEDSIGNAL OCEAN SYSTEMS                                  RUN DATE: 12/19/97
                                                  PURCHASING STATISTIC AWARD REPORT
                                                         ALL PURCHASE ORDERS
                                                     FROM 08/01/97 THRU 12/18/97

BUYER       VENDOR                  VENDOR   VENDOR   AWARD   TECH     PO     LINE         DEPT/ACCT/JOB          COMM      TOTAL
 ID          NAME                   NUMBER   CLASS    CODE    CODE   NUMBER   ITEM                                CODE     DOLLARS

 12   CONSOLIDATED PRODUCTS CORP.   23230      SB      1A      1A    D05064    007    3000-031-01-0-0000-0-0-0    5002    47,600.00
 12   CONSOLIDATED PRODUCTS CORP.   23230      SB      1A      1A    D05064    008    3000-031-01-0-0000-0-0-0    5002    88,000.00
 12   CONSOLIDATED PRODUCTS CORP.   23230      SB      1A      1A    D05064    009    3000-031-01-0-0000-0-0-0    5002    54,400.00
                                                                         TOTAL DOLLARS FOR THIS PO                       462,400.00
                                    $500,000 AND UP
                                                                     TOTAL DOLLARS FOR THIS BUCKET                       489,909.30
                                                              TOTAL NUMBER OF PO's FOR THIS BUCKET                                4

                        Schedule 4.8 - Titles and Leases

     No items to schedule.

                            Schedule 4.9 - Litigation


     See also Schedules 4.21(a) and 4.21(b).

Ocean Systems

     Sellers are presently aware of two pending suits:

     Brown v. AlliedSignal, case no. 15826, filed in the Superior Court of the State of California, County of Los Angeles, North Valley Judicial District on May 28, 1996.

     Tomlinson v. AlliedSignal, case no. BC 163670, filed in the Superior Court of the State of California, County of Los Angeles, North Valley Judicial District on May 23, 1997.

     Sellers are presently aware of an international sales matter, which Purchaser acknowledges having had the opportunity to discuss with Sellers' counsel (voluntary disclosure #329, relating to sales to the government of Greece and the United States).

ELAC

     There is one contractual dispute related to a German Government contract. ELAC intends to solve the dispute prior to January 21, 1998.

     Contract Data:

              Customer:           BWB, Koblenz, Germany
              Content:            Development and delivery of 4 ea. Reflexducers
              Date of Contract:   8/7/1995
              Value:              DM 712.5 k
              Last Shipment:      Dec. 1998


     Current Status:

     An agreement with the customer was settled on 5th November, 1997, to close the contract end of December 1997 without shipment of transducers. ELAC agreed to pay back 438 k DM of the total payment of 712.5 k DM that was received end of 1996. BWB accepts the development results.

     Payback has to be transferred 30 days after written approval of BWB. ELAC confirmed agreement in writing 7th of November, BWB approval expected in the last week of December, 1997, payment to be released January 1998.

                    Schedule 4.10 - Environmental Disclosure


     The following documents, which have been delivered to Purchaser, are incorporated herein by reference:

          1. Environmental, Health and Safety Disclosure Document AlliedSignal Ocean Systems, Sylmar, CA
               Prepared for AlliedSignal Electronic Systems
               June 30 to July 2, 1997

          2.   Phase I Environmental Site Assessment
               15825 Roxford Street, Sylmar, CA
               July 1997

          3. Health, Safety and Environmental Disclosure AlliedSignal Electronic Systems - ELAC Nautik GmbH
               September 29, 1997

          4.   ELAC Environmental Disclosure Statement

Ocean Systems Permits

     City of Los Angeles, Department of Building and Safety, Certificates of Occupancy

          Permit No.'s:     LA76447/60      VN00435/73       VN50140/76
                            LA76448/60      LA64337/73       VN39348/76
                            VN92138/66      LA77430/73       VN89736/79
                            VN98941/66      VN16035/74       VN93597/79
                            LA72477/68      LAl6583/75       VN40476/82
                            LA72479/68      LAl6584/75       LA20231/85
                            VN87685/72      VN44208/76       VN98937/86
                            VN83102/72      VN41832176       VN15222/62
                            VN81765/72      VN43697/76       VN13124-62
                            VN968742/73     VN39986176


     City of Los Angeles, Department of Building and Safety Water Conservation Program Certificate of Compliance No. 310437

     City of Los Angeles Fire Permit
          Permit No.'s 777456-33/F/828
                       777456-331F/701

     City of Los Angeles Office of the City Clerk, Tax and Permit Division

     Hazardous Material Certificate Renewal No. 587720-23/F/803

City of Los Angeles Certificates of Disclosure of Hazardous Substances Account No. 587720-23/F/206

City of Los Angeles, Department of Building and Safety and Division of Occupational Safety and Health of the State of California, Certificates of Inspection and Permit to Operate Steam Boiler or Pressure Vessel

          Permit No.'s              AC09411
                                    AC09412
                                    AC4018
                                    AC4019
                                    AC4020

City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Wastewater Permit

          User No.                    IU000068
          Permit No.                  W482195

City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Waste Permit No. 482195

County of Los Angeles, Hazardous Waste License No. 103 453285
County of Los Angeles, Public Health License, SIC# 3699 13
South Coast Air Quality Management
District

          Permit No.'s              M35231            Spray Booth
                                    M09716            Spray Booth
                                    P19724            Bake Oven
                                    D29049            Surface Prep. Tank
          Application No.'s         327865            Spray Booth/UV Cure
                                    327866            Degreaser

ELAC

ELAC approval to release waste water dated June 25, 1997
ELAC business and local licenses are listed in Schedule 4.17

See also Schedule 4.15.

                   Schedule 4.11 - Benefit Plans and Policies

See also Schedule 6.6.

U.S. Pension, Savings and Stock Option Plans
          Salaried Employees Pension Plan of AlliedSignal, Inc.
          AlliedSignal, Inc. Pension Plan for Hourly Employees
          AlliedSignal, Inc. Retirement Program
          AlliedSignal, Inc. Supplemental Retirement Plan
          AlliedSignal, Inc. Savings Plan
          AlliedSignal, Inc. Thrift Plan
          AlliedSignal, Inc. Supplemental Savings Plan
          1993 Stock Plan for Employees of AlliedSignal, Inc. and its Affiliates (option plan for certain managers)

U.S. Health and Welfare Plans
          Medical-Managed Care-HCC-Salaried
          Blue Cross/Blue Shield - Hourly
          Dental Plan
          Vision Plan-VSP-Salaried
          Sick Days
          Life Insurance
          Group Universal Life Insurance
          Long Term Disability (Salaried provided through pension plan) Short Term Disability
          Severance Plan
          Drug Testing
          Supplemental Unemployment Benefit per UAW Labor Agreement (hourly) Personal Accident Insurance (voluntary)

Employment Laws in Germany and Agreements at ELAC

          German Government Laws

          Every employee must have insurance for:
                 Health
                 Unemployment
                 Pension (retirement)

          o    Daily working time is limited to 10 hours.
          o Each employee is entitled to a minimum of 4 weeks vacation annually.
          o Significant restrictions apply to employee lay-offs, including, without limitation, a 4 week minimum notice requirement prior to lay-off and restrictions on layoffs for pregnant women and employees over 56 years old.

          Wage and Salary Agreements


          Agreements between the Metal and Electro Employer Association and the German Metal Union cover the following:

                 Standard wages and salaries.
                 Amount of extra payment for Christmas (50% of monthly salary) Amount of extra payment for holidays (30% of monthly salary) Payment during illness (6 weeks)
                 Annual vacation time (6 weeks)

          These agreements have the status of laws.

          Company Agreements

          There are additional agreements between Sellers and the ELAC work council covering the following:

                 Daily and weekly working time
                 Working rules
                 Pension plan
                 Redundancy payment plan (severance)
                 Employers contribution plans (savings plan)

Other German Benefit Programs

          ELAC Pension Plan
          Worldwide AlliedSignal Stock Purchase Plan
          Statutory German Health and Welfare Plans
          Company Automobiles

U.S. Other Programs

          Education Assistance
          Holidays
          Vacation
          Student Loan Program
          Matching Gifts
          Savings Bonds
          Credit Union
          Employee Mortgage Program
          Ride Sharing Incentives
          Reward and Recognition
          Financial Planning Seminars
          Service Awards
          Bereavement Pay
          Family Leave
          Military Pay

          Jury Duty
          Adoption Assistance
          Employee Assistance
          Company Automobiles

Ocean Systems - Retention Agreements

          o    Retention Agreements with Key Management (V. Davisson, V. Riehl,
               A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdman), aggregate contingent payment of $199,400 (Purchaser responsibility).
          o Retention Agreement with Steve Schorer (AlliedSignal responsibility)

ELAC - Employment Agreements

     All ELAC employees have employment agreements including temporary employees and Apprentices. Most employees have "standard" agreements
("Anstellungsvereinbarung"). As of November 1, 1997, there were 170 employees, as follows:

               Category             Employment Agreement Form     Number
               --------             -------------------------     ------
               Employees            Standard                      136
               Temporary            Temporary                     3
               Apprentices          Apprentice                    4
               Managers             AT- Individual                26
               Senior Manager       GT- Individual                1

     The following individuals have "AT-Individual" agreements: Bjornsen, Bohn, Bomhorst, Brundel, Bumbe, Diehl, Eigenbrod, Gumpel, Gnutzmann, Gorl, Heir, Holm, Jordt, Knoop, Kuhn, Maschmann, Olden Gueg, Raether, Schaefer, Schultz, Seibkin, Tietz, Timm, Westerbeck, Wieczorek, Ziegenbein. Dr. Luder Hogrefe has the "GT-Individual" agreement.

     The following individuals are parties to retention agreements with an aggregate contingent payment of $108,200: Dr L Hogrefe, W. Tietz, G. Jordt (Purchaser responsibility).

                        Schedule 4.12 - Material Changes


Pre - Closing Committments

     ELAC

          ELAC and STN-ATLAS will sign a Teaming Agreement for the joint development and marketing of a Mine Avoidance Sonar for Submarines

     Ocean Systems

     o Effective December 19, 1997, Ocean Systems is under contract with the Turkish Navy to provide 4 AQS-l 8A dipping sonar systems plus spares, ground support equipment and performance testing.
     o Ocean Systems has an opportunity to propose a significant contract with Egypt. In the event that OS moves forward to compete on that contract, it is likely that OS will retain an in-country representative and will sign a letter of intent with that representative to retain post-contact award services which would likely exceed $250,000.
     o Additionally, Greece System 6 contract ($2.2M Sales value ) effectivity expected by December 31, 1997, and a $6 million booking is expected on the TB-23 Refurbishment program.
     o    See also Schedule 4.7, containing recent contract information.

     Pre-Closing Changes in Employment, Compensation and Benefits

     ELAC

          ELAC is covered by the "Tarifvertrag" of IG Metall Schleswig-Holstein. This law covers all major employee issues such as salary, vacation, illness, etc. The "Tarifvertrag" is valid for a certain time period and is a topic of collective bargaining events between the Union and industrial representatives. The basic salary is always an important topic for upcoming negotiations. ELAC expects a salary increase of 2.5%, becoming effective on the 1st of April 1998. This increase is covered within the 1998 ADP.

     Recent Hirings - ELAC

          ELAC expects to hire a replacement sales manager in December 1997

          One additional marketing consultant was contracted in November 1997


     Positions Currently Open at Ocean Systems

          Sr. Transducer Engineer
          Systems Engineer
          Advanced Manufacturing Engineer (2)
          Sr. Staff Electrical Desigzi Engineer (2)

          Sr. Mechanical Engineer
          Program Manager
          Planner, Sr.
          Sr. Engineer - Tech
          Process Lead - Towed Array
          Manager, Contracts
          Sr. Cost Control Analyst
          Sr. Financial Analyst
          Human Resource Generalist

                       Schedule 4.14 - Compliance with Law

     See Schedules 4.9, 4.10, 4.21(a) and 4.21(b).

                            Schedule 4.15 - Consents


     The following may not be assigned without the written consent of the contracting party:

     * Service Agreement #SEROOOO6, dated June 1, 1995, between AlliedSignal and C.I.E.R.
     Service Agreement #SEROOOO7, dated June 1, 1995, between AlliedSignal and Sigma International
     Memorandum of Agreement dated October 31, 1996, between AlliedSignal and Celsius Tech Systems AB
     Teaming Agreement dated February 11, 1997, between AlliedSignal and STN Atlas PTY, Limited

     The following may be terminated by either party upon the sale of the other party:
          Cooperation Agreement dated February 19, 1996, between AlliedSignal and FIAR

     The following may be assigned upon a sale of assets, but Lockheed Martin Librascope Corp. must be notified of the assignment and sale of assets:
          Teaming Agreement, dated May 31, 1996, by and between AlliedSignal and Lockheed Martin Librascope Corporation.

     *The lease between Honeywell and ELAC, dated March 31, 1994, may not be assigned without the consent of Honeywell, which may not be unreasonably withheld.

     Any and all government contracts, U.S. or foreign, may not be assignable without the consent of the government party.

     Certain of the confidentiality agreements, software licenses, equipment leases, and equipment service agreements listed on Schedule 4.6(a) may not be assignable without the consent of the contracting party.

     The export licences set forth on schedule 4.17 may not be assignable without consent.

     The permits, licenses, certificates and registrations referenced in Schedules 4.10 and 4.17 may require action by the Buyer in the form of notification, reapplication or otherwise, upon a change in ownership.


----------
* Material consent.

                           Schedule 4.16 - ELAC Taxes


o Tax audit executed by the Tax Authorities of Kiel for the years 1989 through 1993. During the last tax audit, covering the period ending December 31, 1993, the tax authorities made minor routine findings which are not expected to have a significant impact in subsequent years. Years after 1993 are still open but no specific tax exposure is known.
o ELAC is a party to the profit pooling agreement with AlliedSignal Deutschland GmbH for the period 1995 to 1997.
o Annual audit of the General Ledger executed by Price Waterhouse for the year 1996.

                      Schedule 4.17 - Permits and Licenses


Ocean Systems - Permits

     City of Los Angeles, Department of Building and Safety, Certificates of Occupancy
                 Permit No.s:   LA76447/60    VN00435/73      VNSOl4O/76
                                LA76448/60    LA64337/73      VN39348/76
                                VN92138/66    LA77430/73      VN89736/79
                                VN98941/66    VN16035/74      VN93597/79
                                LA72477/68    LA16583/75      VN40476/82
                                LA72479/68    LA16584/75      LA20231/85
                                VN87685/72    VN44208/76      VN98937/86
                                VN83102/72    VN41832/76      VN15222/62
                                VN81765/72    VN43697/76      VN13124-62
                                VN968742/73   VN39986/76

     City of Los Angeles, Department of Building and Safety Water Conservation Program Certificate of Compliance No. 310437


     City of Los Angeles Fire Permit
                 Permit No.s 777456-33/F/701
                             777456-33/F/828

     City of Los Angeles Office of the City Clerk, Tax and Permit Division Hazardous Material Certificate Renewal No. 587720-23/F/803

     City of Los Angeles Business Tax Registration Certificates
                 Cert. No.s     435532-82/L/190        Profs/Occupations
                                435532-82/L/167        Retail Sales
                                435532-82/L/166        Wholesale Sales

     City of Los Angeles Certificates of Disclosure of Hazardous Substances
                 Account No. 587720-23/F/206

     City of Los Angeles, Department of Building and Safety and Division of Occupational Safety and Health of the State of California, Certificates of Inspection and Permit to Operate Steam Boiler or Pressure Vessel
                 Permit No.s    AC09411
                                AC09412
                                AC4018
                                AC4019
                                AC4020

     City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Wastewater Permit
                 User No.       IU000068
                 Permit No.     W482195

     City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Waste Permit No. 482195

     County of Los Angeles, Hazardous Waste License No. 103 453285

     County of Los Angeles, Public Health License, SIC# 3699 13

     South Coast Air Quality Management District
                 Permit No.s          M35231         Spray Booth
                                      M09716         Spray Booth
                                      P19724         Bake Oven
                                      D29049         Surface Prep. Tank
                 Application No.s     327865         Spray Booth/UV Cure
                                      327866         Degreaser

Ocean Systems - Vessel Registrations

     U.S. Department of Transportation and U.S. Coast Guard Certificates of Documentation
                 Vessel         Official Number
                 ------         ---------------
                 3 Acres        600022
                 Sonar Queen    511517

     Ocean Systems - Vehicle Registrations (License Plate Numbers)
                 1PXL24l        5A19782      2SDR083
                 2MRJ696        1FN4696      2S15252
                 25DR082        3BGKl8O      1J0E389

ELAC - Permit

     Approval to release waste water, dated June 25, 1997

     Ocean Systems - Export Licenses
     -------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Abu Dhabi    Middle East     T071358     8/16/93    Temporary         Hardware         Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Algeria      N. Africa       454071      6/28/90    Technical Data    Unclassified     Expired     AS          AQS-18(V)l      No
------------------------------------------------------------------------------------------------------------------------------------
Argentina    S. America      707475      7/24/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Argentina    S. America      612612       8/1/94    Technical Data    Unclassified     4 years     AS          AQS-18(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    696980       4/4/97    Technical Data    Unclassified     Pending     SSLF        LFAPS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    696980       4/4/97    Technical Data    Unclassified     4 years     SSLF        LFAPS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    684669      1/17/97    Technical Data    Unclassified     4 years     SSLF        LFAPS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    C17445     10/25/95    Technical Data    Classified       4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    641004      9/20/95    Technical Data    Unclassified     4 years     SSLF        LFATS           No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    622537     12/23/94    Technical Data    Unclassified     4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    579069     11/16/93    Technical Data    Unclassified     4 years     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    T069558     4/12/93    Temporary         Hardware         Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    T068072    12/23/92    Temporary         Hardware         Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    T067456     12/7/92    Temporary         Hardware         Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    405452       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    350699     10/23/87    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    350699     10/23/87    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    041582      10/5/77    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Australia    Asia/Pacific    C04056      10/5/77    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Bahrain      Middle East     659935       3/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Bahrain      Middle East     568039      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Bahrain      Middle East     568039      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Belgium      Europe          450681       5/9/90    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      706261      7/24/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America          --      7/14/97    Technical Data    Unclassified     Pending     AS          AQS-18(V)l      Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      AG 1322-96   2/6/97    TAA               DSAM             10 years    AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      647890      9/21/95    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      450834      5/24/90    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      450834      5/24/90    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      405450       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Brazil       S. America      344027      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)l      No
------------------------------------------------------------------------------------------------------------------------------------
Brunei       Asia/Pacific    568037      7/12/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Brunei       Asia/Pacific    568037      7/12/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      C04640      Unknown    Technical Data    Classified       Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      C17445     10/25/95    Technical Data    Classified       4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      622537     12/23/94    Technical Data    Unclassified     4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      553757      2/22/93    Technical Data    Unclassified     Expired     SURV        ARCSSS          No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      C012075     6/21/88    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Canada       N. America      C05342      4/23/79    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Chile        S. America          --      7/21/97    Technical Data    Unclassified     Pending     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Chile        S. America      679402     10/11/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Chile        S. America      569850      7/22/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Chile        S. America      569850      7/22/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Chile        S. America      499932      8/28/91    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
China PRC    Asia/Pacific    342257      8/27/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Colombia     S. America      707475      7/24/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Colombia     S. America      556072       4/1/93    Technical Data    Unclassified     Expired     AS          AQS-l8(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
Denmark      Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark      Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark      Europe          618752     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark      Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Denmark      Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Ecuador      S. America      663624      3/13/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Ecuador      S. America      651988     11/28/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
Ecuador      S. America      344027      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)1      No
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     T081685     8/27/96    Temporary         Hardware         4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     666411      3/14/96    Technical Data    Unclassified     4 years     SSLF        SADS            Yes
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     663626      3/13/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     480606      1/23/91    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     480606      1/23/91    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Egypt        Middle East     344235      8/14/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Finland      Europe          337560      8/14/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          641139      7/12/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          641139      7/12/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)IA     No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          618752     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          559494      4/30/93    Technical Data    Unclassified     Expired     CMSR        ADO EX-l1       No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          C012678      5/2/89    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          356157      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
France       Europe          T043212      6/1/87    Temporary         Hardware         Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          703020       5/5/97    Technical Data    Unclassified     4 years     ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          693546      2/19/97    Technical Data    Unclassified     4 years     MWF         EMD             Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          693546      2/19/97    Technical Data    Unclassified     4 years     MWF         LMHS            Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          T082205     9/25/96    Temporary         Hardware         4 years     AS          XDUCER          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          T07895C    10/17/95    Temporary         Hardware         4 years     AS          XDUCER          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    AS          AQS-18          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    AS          AQS-18(V)       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          AG 124-95C   6/6/95    MLA               ELAC             10 years    SSLF        SADS            Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          620446      2/14/95    Technical Data    Unclassified     4 years     SSLF        Sonar 90        Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          T072207     11/3/93    Temporary         Hardware         Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          551381       1/6/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          551381       1/6/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          551381       1/6/93    Technical Data    Unclassified     Expired     MWF         SLS             No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          533052      7/16/92    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          522678       3/3/92    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          522678       3/3/92    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          450681       5/9/90    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          408204      4/26/89    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          356157      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          318506      1/12/87    Technical Data    Unclassified     Expired     ASLF        XDUCER          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          318505     10/31/86    Technical Data    Unclassified     Expired     ASLF        XDUCER          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          CO11096    10/20/86    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          C010909     8/27/86    Technical Data    Classified       Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          306318      8/26/86    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          300089       5/5/86    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          200603      6/14/83    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          C07892      3/31/82    Technical Data    Classified       Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          C07473     10/19/81    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          136259      4/21/81    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Germany      Europe          C04056      10/5/77    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          622832      1124/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          618752     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          405451      4/19/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          397934      1/10/89    Technical Data    Unclassified     Expired     AS          AQS-18(V)6      No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          356156      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Greece       Europe          344235      8/14/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
India        Asia/Pacific    344238       8/7/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
India        Asia/Pacific    191510      2/24/83    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
India        Asia/Pacific    T023031     3/22/82    Temporary         Hardware         Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia    Asia/Pacific    543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia    Asia/Pacific    413671      6/15/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia    Asia/Pacific    413671      6/15/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia    Asia/Pacific    405450       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia    Asia/Pacific    296001       5/9/86    Technical Data    Unclassified     Expired     AS          AQS-18(V)3      No
------------------------------------------------------------------------------------------------------------------------------------
Israel       Middle East     713415      9/12/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Israel       Middle East     344235      8/14/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Israel       Middle East     165784      4/15/82    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          707479      7/24/97    Technical Data    Unclassified     4 years     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          AG 496-96   7/26/96    MLA               FIAR             10 years    AS          AQS-18          Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          AG 496-96   7/26/96    MLA               FIAR             10 years    AS          AQS-l8(V)       Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          AG 496-96   7/26/96    MLA               FIAR             10 years    AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          AG 496-96   7/26/96    MLA               FIAR             10 years    ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          674284      7/12/96    Technical Data    Unclassified     4 years     ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          641314      9/20/95    Technical Data    Unclassified     4 years     SSLF        LFATS           No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          T078240     7/19/95    Temporary         Hardware         4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          T077737      6/9/95    Temporary         Hardware         4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)lA     No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          T067349     10/1/92    Temporary         Hardware         Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          450834      5/24/90    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          450834      5/24/90    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          C013453    11/17/89    Technical Data    Classified       Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          405451      4/19/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          341967      8/12/87    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          T032482    12/10/84    Temporary         Hardware         Expired     AS          AQS-13F         No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          162852      5/27/82    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          Unknown     3/10/82    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Italy        Europe          C04856      10/2/78    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    703026      7/11/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)lA     No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    405452       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    399819      1/24/89    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    396862     10/29/88    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    396862     10/29/88    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    383356      9/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Japan        Asia/Pacific    123720      1/26/80    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    703026      7/11/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    694217       2/6/97    Technical Data    Unclassified     4 years     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    584759     12/20/93    Technical Data    Unclassified     4 years     TA          SQR-19          No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    T071257      8/3/93    Temporary         Hardware         Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    T069585      5/3/93    Temporary         Hardware         Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    T068073     3/24/93    Temporary         Hardware         Expired     AST         AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    551512      1/25/93    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    547067      12/2/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    413671      6/15/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    413671      6/15/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    405452       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    347285      9/30/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    335191      6/15/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Korea        Asia/Pacific    196264       6/9/83    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     707480      5/15/97    Technical Data    Unclassified     Pending     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     700687       4/8/97    Technical Data    Unclassified     4 years     ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     659935      3/4/96     Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     641140      7/12/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     641140      7/12/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     568039      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait       Middle East     568039      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    682259      10/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    579069     11/16/93    Technical Data    Unclassified     4 years     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    422198      8/31/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    422198      8/31/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia     Asia/Pacific    344233      9/24/87    Technical Data    Unclassified     Expired     As          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Morocco      N. Africa       707478      7/24/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Morocco      N. Africa       543038     10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Morocco      N. Africa       467183      9/27/90    Technical Data    Unclassified     Expired     AS          AQS-l8(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Nato HQ      NATO            318505      1/12/87    Technical Data    Unclassified     Expired     ASLF        XDUCER          No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          662765      3/21/96    Technical Data    Unclassified     4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          357187     11/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          165784      4/15/82    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands  Europe          C04056      10/5/77    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand  Asia/Pacific    568040      7/12/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand  Asia/Pacific    568040      7/12/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand  Asia/Pacific    559491      5/10/93    Technical Data    Unclassified     Expired     AS          AQS-18(V)lA     No
------------------------------------------------------------------------------------------------------------------------------------
Nigeria      N. Africa       139824       6/3/81    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          707474      8/18/97    Technical Data    Unclassified     4 years     TA          TBE             Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          641314      9/20/95    Technical Data    Unclassified     4 years     SSLF        LFATS           No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country      Region          License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          618752     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          T074459     6/13/94    Temporary         Hardware         4 years     SSLF        SADS            No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          533052      7/16/92    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          389416      8/26/88    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          389416      8/26/88    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          356157      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Norway       Europe          C04856      10/2/78    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Oman         Middle East     622177      10/4/95    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Oman         Middle East     597362      5/27/94    Technical Data    Unclassified     4 years     SSLF        SADS            No
------------------------------------------------------------------------------------------------------------------------------------
Oman         Middle East     537957       9/1/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Oman         Middle East     537957       9/1/92    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Oman         Middle East     537957       9/1/92    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    418823       5/9/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    418823       5/9/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    405450       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    380693       9/9/88    Technical Data    Unclassified     Expired     AS          AQS-18(V)3      No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    344028      6/19/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan     Asia/Pacific    227320      9/24/84    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Peru         S. America      707481      8/21/97    Technical Data    Unclassified     4 years     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Peru         S. America      658908      3/21/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Peru         S. America      662443      3/13/96    Technical Data    Unclassified     4 years     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Peru         S. America      405450       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Peru         S. America      344027      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)l      No
------------------------------------------------------------------------------------------------------------------------------------
Philippines  Asia/Pacific    568037      7/12/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Philippines  Asia/Pacific    568037      7/12/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Portugal     Europe          658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal     Europe          622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal     Europe          618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal     Europe          T072026    10/22/93    Temporary         Hardware         Expired     AST         AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Portugal     Europe          568038      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region         License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         568038      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         530482      4/14/92    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         530482      4/14/92    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         405451      4/19/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         367625       2/8/88    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe         143053      7/15/81    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Qatar         Middle East    659935       3/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    707480      5/15/97    Technical Data    Unclassified     Pending     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    673977      8/27/96    Technical Data    Unclassified     4 years     ASLF        HELRAS          Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    659935       3/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    572591       7/1/93    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    568039      6/29/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East    568039      6/29/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   682259      10/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   T077151     2/16/95    Temporary         Hardware         4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   616626      9/13/94    Technical Data    Unclassified     4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   579069     11/16/93    Technical Data    Unclassified     4 years     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   413671      6/15/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   413671      6/15/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   T045433     11/9/87    Temporary         Hardware         Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   344233      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific   227322      9/24/84    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         618756     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)lA     No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         450834      5/24/90    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         450834     5/24//90    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         436195      2/16/90    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         423778      9/18/89    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region         License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         394948     10/13/88    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         371131      3/11/88    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         357187     11/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe         165784      4/15/82    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         T081685     8/27/96    Temporary         Hardware         4 years     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         654582      8/15/96    Technical Data    Unclassified     4 years     TA          YS2000          Yes
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         641313      9/20/95    Technical Data    Unclassified     4 years     SSLF        LFATS           No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         394942     10/31/88    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         394942     10/31/88    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe         356158      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific       --      7/30/97    Technical Data    Unclassified     Pending     SSTD        SLQ-25B         Yes
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   679403       2/5/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   640109       8/4/95    Technical Data    Unclassified     4 years     AS          AQS-18(V)3      No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   T068073     3/24/93    Temporary         Hardware         Expired     AST         AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   5443038    10/30/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   413670      3/31/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   413670      3/31/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   398329     11/14/88    Technical Data    Unclassified     Expired     AS          AQS-18(V)3      No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   288454      3/11/86    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   215206       3/8/84    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   196265      6/21/83    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific   161678      7/14/82    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   694217       2/6/97    Technical Data    Unclassified     4 years     AS          AQS-18A         Yes
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   682259      10/4/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   637851      5/26/95    Technical Data    Unclassified     4 years     SSLF        SADS            No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   543038     10/30/92    Technical Data    Unclassified     Expired     AS          QS-l8(V)1A      No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   413671      6/15/89    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   413671      6/15/89    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   344233      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific   227321      9/24/84    Technical Data    Unclassified     Expired     AS          AQS-18          No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region         License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------

Turkey        Europe         622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         618752     12/16/94    Technical Data    Unclassified     4 years     TA          B-T-P           Yes
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         456852      6/29/90    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         456852      6/29/90    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         405451      4/19/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe         344235      8/14/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East    647889     10/13/95    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East    637849       8/4/95    Technical Data    Unclassified     4 years     SSLF        SADS            No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East    568039      6/28/93    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East    568039      6/28/93    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East    550980      1/21/93    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         658925      1/23/96    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         C17445     10/25/95    Technical Data    Classified       4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         617076      2/14/95    Technical Data    Unclassified     4 years     SSLF        Sonar 2087      Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         622832      1/24/95    Technical Data    Unclassified     4 years     TA          SQR-19          Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         622537     12/23/94    Technical Data    Unclassified     4 years     TA          TB-23           No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         607252       7/7/94    Technical Data    Unclassified     4 years     SSLF        Sonar 2087      No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         T071358     8/16/93    Temporary         Hardware         Expired     AS          AQS-18(V)       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         559130      5/18/93    Technical Data    Unclassified     Expired     TA          B-T-P           No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         543037     10/22/92    Technical Data    Unclassified     Expired     AS          AQS-18(V)1A     No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         533052      7/16/92    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         468501     10/16/90    Technical Data    Unclassified     Expired     FO          FO Array        No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         455675       6/1/90    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         450681       5/9/90    Technical Data    Unclassified     Expired     WPN         LCAW            No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         T053927     8/16/89    Temporary         Hardware         Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         C012679      8/8/88    Technical Data    Classified       Expired     SSTD        SSTD            No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         C012021      3/3/88    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         356157      1/19/88    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         350682     11/23/87    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         350696     10/27/87    Technical Data    Unclassified     Expired     MWF         AQS-17          No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region         License#     Date      Type              Subtype          Status      Product     System          ELAC
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         350696     10/27/87    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         Various      7/9/86    Temporary         Hardware         Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         207510      12/8/83    Technical Data    Unclassified     Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         165784      4/15/82    Technical Data    Unclassified     Expired     AS          AQS-13E         No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe         C04056      10/5/77    Technical Data    Classified       Expired     ASLF        HELRAS          No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America     707475      7/24/97    Technical Data    Unclassified     4 years     SSLF        LFATS           Yes
------------------------------------------------------------------------------------------------------------------------------------

Venezuela     S. America     450834      5/24/90    Technical Data    Unclassified     Expired     MWF         EMD             No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America     450834      5/24/90    Technical Data    Unclassified     Expired     MWF         LMHS            No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America     405450       5/2/89    Technical Data    Unclassified     Expired     AS          AST             No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America     344027      9/24/87    Technical Data    Unclassified     Expired     AS          AQS-18(V)1      No
------------------------------------------------------------------------------------------------------------------------------------

     ELAC - Export Licenses
     ----------------------

---------------------------------------------------------------------------------------------------------
        4.1.2 EXPORT LICENSES                                     Status: Sep. 30. 1997
---------------------------------------------------------------------------------------------------------
No.              Validity    Consignee                                 Goods                   Value DM
---------------------------------------------------------------------------------------------------------
DE/253 7046      27.12.97    Wilton-Fijenoord                       Sonar Spares             1.075.000,00
                             Schiedam/Netherlands
                             for export Taiwan
---------------------------------------------------------------------------------------------------------
DE/264 8651      21.01.98    Defence Procurement Agency        Underwater Telephone            443.200,00
                             Seoul, Rep. of Sudkorea                 UT 2000
---------------------------------------------------------------------------------------------------------
DE/264 8654      11.02.98    Hollandse Signaalapparaten BV          Sonar Cables               231.015,00
                             Hengelo/Netherlands
                             for export Taiwan
---------------------------------------------------------------------------------------------------------
DE/253 7049      14.02.98    Merkaz Aspaka                     Spares for Echosounder            8.596,00
                             Tel Aviv/Israel                        VE 59
---------------------------------------------------------------------------------------------------------
DE/264 8660      12.03.98    Chilean Navy                      Spares for Echosounder          144.679,81
                             Taleahauno/Chile                       VE 59
---------------------------------------------------------------------------------------------------------
DE/264 8659      17.03.98    Naval Headquarters                Spares for Echosounder           68.239,30
                             India                                  VE 59
---------------------------------------------------------------------------------------------------------
DE/253 7044      24.04.99    Marinha                          Repair of Dipping Sonar               up to
                             Almada/Portugal                                                 1.500.000,00
---------------------------------------------------------------------------------------------------------
DE/253 7021      29.10.98    Ministeria de Defensa Armada     Repair of Dipping Sonar               up to
                             Spain                                                             200.000,00
---------------------------------------------------------------------------------------------------------
DE/253 7036      14.03 .99   AlliedSignal Aerospace            Spares for Echosounder               up to
                             Canada                                  VE 59                   1.500.000,00
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
DE/203 7050   07.07.99    Hellenic Navy         Spares for Echosounder    107.344,00
                          Piraeus / Greece              VE 59
------------------------------------------------------------------------------------
DE/264 8662   10.09.99    ORCA Instrumentation     Diver Sonar DSE 1      909.829,40
                          Brest / France
------------------------------------------------------------------------------------

ELAC - Vehicle Registrations
----------------------------

              ----------------------------------------------------------------------
              Kfz-Kennzeichen    Fabrer             KSt.         Nr. des Kfz-Briefes
------------------------------------------------------------------------------------
1             K1-DC409           EX                 710
------------------------------------------------------------------------------------
2             K1-AS554           EX                 710
------------------------------------------------------------------------------------
3             K1-AS908           EX                 710          BB810307
------------------------------------------------------------------------------------
4             K1-AS885           EX                 710          BB805514
------------------------------------------------------------------------------------
5             K1-DA605           Dr.L.Hogrefe       210
------------------------------------------------------------------------------------
6             K1-AS 760          G.Jordt            210          BB849466
------------------------------------------------------------------------------------
7             K1 - AS 403        W. Tietz           300          BB847854
------------------------------------------------------------------------------------
8             K1-A5105           H.-J.Maschmann     400          BB911508
------------------------------------------------------------------------------------
9             K1-AS121           EX                 710
------------------------------------------------------------------------------------
Erprobungsschiff MS "Skjoldnaes"
------------------------------------------------------------------------------------


ELAC - Business and Local Licenses
----------------------------------

     ELAC business and local licenses are listed on the following pages.

ELAC - Vessel Registrations
---------------------------

     ELAC vessel registrations are provided on the following pages.

L.O.A. .......................... 11.600
F.G.O. ..........................   .285
A.G.O. ..........................   .450
L.B.G. .......................... 10,865
F.F. ............................  1.450
F.A. ............................  1.000
G.S.D.f. ........................  0.310
G.S.D.a .........................  0.115
F.S.F.D. ........................  0.060
A.S.F.D. ........................ 0.02/2
G.D. ............................
y ...............................
F.O.C. ..........................  0.249
A.O.C. ..........................      0
L ............................... 10.616
B ...............................  4.000
Q.B.D. ..........................  1.380
F.D. ............................  1.600
t ...............................  0.045
F.M.D. ..........................  0.740
F.F.D. ..........................  0.980
D. ..............................  2.053

Draft
excl. Centre board ___________________

Draft
Centre boatd down ____________________

Mast height
To height point
of measurement                    16.050



                       Rating Formula for Measured Rating

                           L(square root)S
               M.R. - 0.15  --------------- + 0.2(L + (square root) S)
                         (square root) of BD

                                 SAIL AREA

FORETRIANGLE                                   Sq.M.
Height I  12.10      Base J.   6.10
Penalty              Penalty   0.550   Meas'd 34.515
                     Allowance 0.945    Area
I. cor.              J cor.    5.705

MAINSAIL (MIZZEN of W'BONE KETCH)
b. 7.400 p 14.650                      Meas'd 54.205
h  ..... d ...... g ........            Area

TOPSAIL I ....... p-h ......           Meas'd ......
                                        Area

MIZZEN    b miz .... p miz .... bs ... Meas'd ......
h miz.... d miz .... g miz .... ps ...  Area

WISHBONE KETCH ) BETWEEN MASTS
SCHOONER       )

                                       Meas'd
ps .............. bs ....... ps ......  Area  ......
                                       Meas'd ......
Other Areas ..........................  Area

Measured Sail Area (M.S.A.) .......Sum        88.720

A.R.A. 10.093     Rated Sail Area (S.)        70.893

(square root) S......................          8.420

Mast height Penalty..................

                                  Sum

MEASURED RATING ......................         8.485

Length of Bowsprit ...................         2.500

Penalities are carried on ..........................
 ....................................................

                                   SCANTLINGS
                              All Dimensions are mm

Main Frames of                    Oak       Scantlings or   )
                                                            )   110.0
Thickness (if metal)                        sizes of angles )

Intermediate Frames of            Oak       Scantlings or   )
                                                            )    50.0
Reversed Frames, thickn.                    sizes of angles )

Reinforcement or addt.                      Scantlings or   )
Frames or Stringers of                                      ) .......
                                            sizes of angles )
Dock Beams of                     Oak
                                            Scantlings or   )
Thickness (if metal)                                        )    50.0
                                            sizes of angles )
Topslides of                     Teak       Thickness           0.045 M

Deck of                          Teak       Thickness           0.045 M

W   6.156       R.D.B.                      0.5. BK 0.225

         STABILITY ALLOWANCE

Scantling Component.............. 16.057

Shallow Draft Component..........

Iron Ballast Component...........

Wt. Of Engine Component.......... 2.060

                             Sum 18.119

Light Alloy Mast Component.......

S.T.A. 18.119          Difference

If Positive, STA corrected....... 9.506%

                         Schedule 4.19 - Labor Relations

     See also Schedules 4.11, 4.19(x).

Ocean Systems

-------------

     Collective Bargaining Agreements
     --------------------------------

          Local Agreement between AlliedSignal Government Electronic Systems, Sylmar, Ca., and UAW Local No. 179, dated May 3, 1995

          Master Agreement between Divisions of AlliedSignal, Inc. and UAW, dated May 3, 1995

          Supplemental Agreement between AlliedSignal Government Electronic Systems, Sylmar, Ca. and UAW Local No. 179, dated March 4, 1995

          Letters of Understanding No.s 1-35, covering Supplemental Agreement dated May 4, 1995

     Written Personnel Policies
     --------------------------

          Employee Handbook for Employees Covered Under the Master Bargaining Agreement

          Salaried Employee Handbook

     Retention Agreements
     --------------------

          Retention Agreements with key management, V. Davisson, V .Riehl, A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdinan), aggregate contingent payment of $199,400 for all eight managers.


ELAC

     ELAC is covered by the "Tarifvertrag" of IG Metafl Schleswig-Holstein. This law covers all major employee issues such as salary, vacation, illness, etc. The "Tarifvertrag" is valid for a certain time period and is a topic of collective bargaining events between the Union and industrial representatives.

     Collective Bargaining Agreements
     --------------------------------

     Gu1tige Betriebsvereinbarungen
     ------------------------------

     Nr.    Betreff                                                     Tag des
                                                                        Inkrafttretens

     6/79   Interne Richtlinien fur innerbetriebliche
            Stellanausschreibungen                                      01.01.80

     1/83   Storzeiten-Erfassungsgeiite an den CNC-Maschinen            01.03.83

     1/89   Bildschirm-Arbeitsplatze                                    12.10.89

     1/90   Vorholzeiten                                                01.04.90

     3/90   Schichtzulagen                                              25.06.90

     2/95   Zeiterfassungssystem "Zepem"                                01.03.95
     3/95   Arbeitszeitabsenkung                                        01.09.95
     4/95   Neuregelung der Arbeitszeit ab 01.10.95                     25.09.95
     5/95   Einrichtung eines Arbeitszeitkontos fir die Verteilung der
            regelmaiBigen wochentlichen Arbeitszeit                     01.10.95
     7/95   Gleitende Arbeitszeit                                       01.11.95
     8/95   Arbeitszeit der Auszubildenden                              01.11.95
     1/96   IUK-Nutzung BDE                                             15.07.96
     2/96   Vorholzeiten und arbeitsfreie Tage 1997                     07.11.96
     3/96   Einrichtung einer flexiblen Arbeitszeitregelung             01.12.96
     01/97  Betriebliches Vorschlagswesen                               01.09.97

     Written Personnel Policies
     --------------------------

          Handbuch fur Mitarbeiter, dated May 26, 1997

     Retention Agreements
     --------------------

          Retention Agreements with key management (L. Hogrefe, W. Tietz, G. Jordt), aggregate contingent payment of $108,200 for all three managers (Purchaser responsibility).

     Labor Strikes, Slowdowns or Work Stoppages - ELAC
     -------------------------------------------------

          No significant strikes have taken place in the past five years. Only two hours work stoppage in 1993-1995.

     Liabilities for Severance Pay - ELAC
     ------------------------------------

          Lay off payment in 1997                     DM 271.285,--
                  liability for 1998                  DM 251,660,--

          Layoffs - ELAC
          --------------
           1993       7
           1994      15
           1995      27
           1996      14
           1997      12

     All layoffs beginning in 1994 were in accordance with the Honeywell ELAC Social Plan provided in the data room.

     Ocean Systems
     -------------

     1997 Incentive Compensation has not been paid in full. Prior years~ incentive compensation was deferred at employee's request.

     Payments for vested, non-exercised stock options remain outstanding.

                       Schedule 4.19(x) - Labor Relations

See also Schedule 4.19.

          Layoffs - ELAC
          --------------
           1993       7
           1994      15
           1995      27
           1996      14
           1997      12

     All layoffs beginning in 1994 were in accordance with the Honeywell ELAC Social Plan provided in the data room.

     Ocean Systems

     -------------

     A production facility in Vista, California was closed effective June, 1997.

     Involuntary RIF's occurred on the following dates:
          June 23, 1993    November 5, 1993   March 4, 1993        March 1, 1993
          July 1995        August 1995        January 1, 1996      February 1996
          July 1996        October 1996

     Voluntary RIF's occurred on the following dates:
          September 1996    November 1996     June 1997            August 1997

     See also Local Agreement and Master Agreement between AlliedSignal and the UAW, Article III, Paragraph 21 & 22, Representation of the UAW Master Agreement, provided in data room.

                     Schedule 4.21(a) - Government Contracts

     Sellers are presently aware of an international sales matter, which Purchaser acknowledges having had the opportunity to discuss with Sellers' counsel (voluntary disclosure #329, relating to sales to the government of Greece and the United States).

     A dispute relating to the Maritime Coastal Defense Vessel involving the Canadian Navy has recently been settled.

     There is one contractual dispute related to a German Government contract. ELAC intends to solve the dispute prior to January 21, 1998.

     Contract Data:

          Customer:             BWB, Koblenz, Germany
          Content:              Development and delivery of 4 ea. Reflexducers
          Date of Contract:     8/7/1995
          Value:                DM 712.5 k
          Last Shipment:        Dec. 1998

     Current Status:

     An agreement with the customer was settled on 5th November, 1997, to close the contract end of December 1997 without shipment of transducers. ELAC agreed to pay back 438 k DM of the total payment of 712.5 k DM that was received end of 1996. BWB accepts the development results.

     Payback has to be transferred 30 days after written approval of BWB. ELAC confirmed agreement in writing 7th of November, BWB approval expected in the last week of December, 1997, payment to be released January 1998.

     See also Schedules 4.9 and 4.21(b).

                     Schedule 4.21(b) - Government Contracts

See also Schedule 4.21(a).

Investigations or Audits - Ocean Systems
----------------------------------------

AlliedSignal Government Compliance Assurance report dated October 27, 1997. Al1iedSignal Internal Audit Sell-Side Due Diligence Review of Ocean Systems in connection with the proposed sale of the Business (Summer 1997) (no written report prepared, except as reflected in Schcdule 4.4.).

An Estimating System Audit was performed by DCAA in November 1997 and a draft report has been delivered to Ocean Systems.

     The Sylmar site is subject to DCAA audits and fact finding in connetion with all forward pricing rate proposals, contract proposals and contract awards with the US Government.

     The only unusual costs which have not yet been approved for forward pricing rate purposes for the Sylmar site include the Vista, California facility closure severance payments; the 1996 Sylmar Involuntary RIF severance payments and the 1994 earthquake expenses.


ELAC

Cost estimate audit of hourly pay rates and estimation rates executed by the Federal Authorities for Defense and Procurement (German Government) in Koblenz for the year 1997

Actual cost audit and audit of various cost plus contracts executed by the State Authorities for economy, Technology and Traffic of the State of Schleswig-Holstein for the years prior to 1995.

                     Schedule 4.21(c) - Government Contracts

See Schedules 4.21(a) and 4.21(b).

                     Schedule 4.21(d) - Government Contracts

See Schedules 4.21(a) and (b).

                     Schedule 4.21(e) - Government Contracts

See Schedules 4.21(a) and (b).

                 Schedule 4.22 - Government Furnished Euuinment


See following pages.

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :1

------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
N00019-97-C-008                      821     LI        550          250          21                                     SDC, AWM-24B
                                ----------------------------------------------------------------------------------------------------
FP                              $967,601     $      148373       684284      134944
------------------------------------------------------------------------------------------------------------------------------------
N00024-84-C-6074                     352     LI        305           47                                                 TB-23
                                ----------------------------------------------------------------------------------------------------
FP                              $216,167     $       65269       150898
------------------------------------------------------------------------------------------------------------------------------------
N00024-85-C-6236                     207     LI         21          186                                                 TB-23,BQ ASA
                                ----------------------------------------------------------------------------------------------------
FP                              $920,305     $       39323       880982
------------------------------------------------------------------------------------------------------------------------------------
N00024-89-G-6098                       2     LI                       2                                                 TARC
                                ----------------------------------------------------------------------------------------------------
FP                                $3,775     $                     3775
------------------------------------------------------------------------------------------------------------------------------------
N00024-89-C-6066                      48     LI         46            2                                                 ADC MK3
                                ----------------------------------------------------------------------------------------------------
FP                               $43,551     $       41431         2120
------------------------------------------------------------------------------------------------------------------------------------
N00383-88-G-K301                     446     LI        307          139                                                 Q13B
                                ----------------------------------------------------------------------------------------------------
FP                                           $       84488       275242
------------------------------------------------------------------------------------------------------------------------------------
N00024-94-C-6152                             LI                                                                         ADC MK3
                                ----------------------------------------------------------------------------------------------------
FP                                           $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI       1229          626          21        0          0       0       0
                                ----------------------------------------------------------------------------------------------------
                                Total        $    $378,884    1,997,301     134,944        0          0       0       0
------------------------------------------------------------------------------------------------------------------------------------
                                GRAND TOTAL LINE ITEMS                         1876      GRAND TOTAL $$                    2,511,129
------------------------------------------------------------------------------------------------------------------------------------

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :2

------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
N00019-92-G-0195                      30     LI         30                                                              Q13-F
                                ----------------------------------------------------------------------------------------------------
FP                               $24,672     $       24672
------------------------------------------------------------------------------------------------------------------------------------
N00024-C-6501                         34     LI         34                                                              Q13-F R/M
                                ----------------------------------------------------------------------------------------------------
FP                               $13,227     $       13227
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI         64            0           0        0          0       0     0
                                ----------------------------------------------------------------------------------------------------
                                Total        $      37,899            0           0        0          0       0     0
------------------------------------------------------------------------------------------------------------------------------------
                                GRAND TOTAL LINE ITEMS                           64 GRAND TOTAL $$                            37,899
------------------------------------------------------------------------------------------------------------------------------------

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :3

------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                ----------------------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI          0            0           0        0          0       0     0
                                ----------------------------------------------------------------------------------------------------
                                Total        $           0            0           0        0          0       0     0
------------------------------------------------------------------------------------------------------------------------------------

                                GRAND TOTAL LINE ITEMS                            0   GRAND TOTAL $$                               0
------------------------------------------------------------------------------------------------------------------------------------

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :4

------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI       1293          626       21           0          0       0       0
                                ----------------------------------------------------------------------------------------------------
                                Total        $      416783      1997301   134944           0          0       0       0
------------------------------------------------------------------------------------------------------------------------------------
                                GRAND TOTAL LINE ITEMS                      1940 GRAND TOTAL $$                            2,549,028
------------------------------------------------------------------------------------------------------------------------------------

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :4
------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI       1357          626         21         0          0       0       0
                                ----------------------------------------------------------------------------------------------------
                                Total        $      454682      1997301     134944         0          0       0       0
------------------------------------------------------------------------------------------------------------------------------------
                                GRAND TOTAL LINE ITEMS                        2004   GRAND TOTAL $$                        2,586,927
------------------------------------------------------------------------------------------------------------------------------------

                                                  PROPERTY ADMINISTRATOR WORKSHEET
                                                      DCRL SUP 1 TO DLAM 8135.1                                       DCRL FORM 098

PRIME CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: 60225 Allied Signal Ocean Systems                                     As of Date:             03/03/97      Page :4
------------------------------------------------------------------------------------------------------------------------------------
                     Estimated  Total Value                     Special     Other     Agency     Indust       Material
Control Number      Completion  Government         Special       Test       Plant     Peculiar    Plant
Type Contract          Date      Property          Tooling     Equipment   Equipment  Property  Equipment   CAP     GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                             LI
                                             ---------------------------------------------------------------------------------------
                                             $
------------------------------------------------------------------------------------------------------------------------------------
                                Total        LI       2650         1252         42         0          0       0       0
                                ----------------------------------------------------------------------------------------------------
                                Total        $      871465      3994602     269888         0          0       0       0
------------------------------------------------------------------------------------------------------------------------------------
                                GRAND TOTAL LINE ITEMS                        3944  GRAND TOTAL $$                         5,135,955
------------------------------------------------------------------------------------------------------------------------------------





4-JUN-97

Contract Number: N00024-84-C-6074                                       Description: TB-23/BQ ST/STE

Tool Number         Location/Vendor            Loc Date              PM Date                    Cal
---------------     --------------------       -----------           -----------               -----
T218510             F2A                        03/07/97              07/12/96                    N
T218511             F2A                        03/10/97              07/12/96                    N
T218512             F3F                        02/17/92              07/15/96                    N


T218515             F3A                        03/10/97              07/15/96                    N
T218516             F2A                        03/10/97              07/12/96                    N
T218518             F2A                        03/10/97              07/12/96                    N
T218520             F2F                        03/10/970             07/15/96                    N
T2186527-1          C6C REPR                   06/29/93              07/09/96                    N


T218527-2           C6C                        05/31/96              05/31/96                    N

T218527-3           C6C                        05/31/96              05/31/96                    N

T218527-4           C6C REPR                   06/29/93              07/09/96                    N

T218527-5           CICON ENG                  03/25/97              06/11/96                    N

T218527-6           C6C                        12/18/95              07/09/96                    N

T218527-7           C6C REPR                   07/09/96              07/09/96                    N

T2186741            C5B                        03/09/92              07/01/96                    N
T2186742            C5B                        03/09/92              07/01/96                    N
T218675A/B          C7E5                       02/24/92              07/10/96                    N
T218676             C7E4                       02/24/92              07/10/96                    N
T218677             C7E9                       02/26/92              07/10/96                    N




                                       Page:                        TOOL MASTER

                                                                                    Customer: USN

    Tool Description                    Part Number                Qty     Unit Cost          Rework        Tot.  Cost
    ------------------------------      -----------------        -----  ------------     -----------    --------------
    CABLE BOARD P7                      3326505-402                  2           411                               822
    CABLE BOARD P8                      3326505-403                  2           418                               826
    CABLE BOARD J1                      3326501-401                  1           729                               729
                                        3326505-401

    CABLE BOARD J5                      3326501-404                  2           118                               236
    CABLE BOARD J5                      3326501-405                  2           155                               310
    CABLE BOARD J7                      3326501-407                  2           422                               844
    CABLE BOARD, A37 PWR ASSY           3326501-409                  2           244                               488
    FIXTURE, ENCLOSURE ASSY             3013475-1-801                1           987                               987
                                        3326501-801

    FIXTURE, ENCOLSURE ASSY             3326501-801                  1           987                               987
                                        8013475-1-801
    FIXTURE, ENCOLSURE ASSY             8013475-1-801                1           987                               987
                                        3326501-801
    FIXTURE, ENCOLSURE ASSY             801375-1-801                 1           987                               987
                                        3326501-801
    FIXTURE, ENCOLSURE ASSY             8013475-1-001                1           987                               987
                                        3326501-801
    FIXTURE, ENCOLSURE ASSY             8013475-1-801                1           987                               987
                                        3326501-801
    FIXTURE, ENCOLSURE ASSY             3326501-801                  1           987                               987
                                        8013475-1-801
    TEMPLATE                            3322114-1                    1            52                                52
    TEMPLATE                            3322114-2                    1            52                                52
    TEMPLATE                            3320165-1                    1           379                               379
    ROUTER PLATE                        3320165-1                    1           240                               240
    TEMPLATE                            3320165-2                    1           135                               135






T218678      C7E7       02/26/92       07/10/96     N      ROUTER PLATE             3320165-2      1       20          20
T218679      C6E22      02/24/92       07/09/96     N      PANTO MASTER             3320162        1      117         117
T218680      C6E22      02/24/92       07/09/96     N      PANTO MASTER             3320162        1      435         435
T218681      C6E22      02/24/92       07/09/96     N      PANTO MASTER             3320162        1      328         328
T218682      C5B        03/09/92       07/01/96     N      TEMPLATE                 3320184-5      1       69          69
                                                                                    3320184-6

T218683      C6E7       02/21/92       07/09/96     N      TEMPLATE                 3320184-1      1      547         647
T218684      C5B        03/09/92       07/01/96     N      DRILL TEMPLATE           3320142        1      326         326
T218685      C6E7       02/21/92       07/09/96     N      DRILL TEMPLATE           3310793        1     1084        1064
T218686      C5B        03/09/92       07/01/96     N      DRILL TEMPLATE           3310794        1      739         739
T218687-A    F3F        02/10/92       07/15/96     N      CABLE BOARD              3320250        1      707         707
T218687-B    F3F        02/10/92       07/15/96     N      CABLE BOARD              3320250        1      707         707
T218687-C    F2B        02/10/92       07/12/96     N      CABLE BOARD, XFMR REV C  3320250-403    1      707         707
T218688      C5B        03/09/92       07/01/96     N      DRILL PATTERN            3322018        1     1025        1025
T218689      C8E14      02/24/92       07/09/96     N      DRILL PATTERN            3320164-1      1      532         532
T218690      C8E15      02/24/92       07/09/96     N      ROUTER BLOCK             3320164-1      1      278         276
T218691      C8E13      02/24/92       07/09/96     N      ROUTER BLOCK             3320184-1      1      258         258
T218692      C8E8       02/21/92       07/09/96     N      ROUTER BLOCK             3320184-2      1      191         191
T218693      C8E8       02/21/92       07/09/96     N      ROUTER BLOCK             3320184-3      1      103         103
T218694      C8E18      02/24/92       07/09/96     N      ROUTER BLOCK             3320184-5      1      285         255
                                                                                    3320184-6

T218695      C8E10      02/24/92       07/09/96     N      ROUTER BLOCK (2 PC SET)  3322015        1      136         136
T218696      C7E9       02/24/92       07/10/96     N      DRILL TEMP               3320248        1      295         295

4-JUN-97

Contract Number: N00024-84-C-6074                                       Description: TB-23/BQ ST/STE

Tool Number   Location/Vendor     Loc Date    PM Date      Cal    Tool Description    Part Number
-----------   ----------------    ----------  ----------- -----   -----------------   -----------------
218697        C7E9                02/24/92    07/10/96      N     DRILL TEMP          3320249
218698        C5B                 03/09/92    07/01/96      N     SAWADRILL TEMP      3320259
218699        C5B                 03/09/92    07/01/96      N     DRILL TEMP          3320259
218700        C5B                 03/10/92    07/01/96      N     DRILL TEMP          3320257
218701        C5B                 03/10/92    07/01/96      N     DRILL TEMP          3320255
218702        C7E3                02/10/92    07/10/96      N     DRILL TEMP          3322033
218703        C6E12               02/24/92    07/09/96      N     WALES TEMP          3320254-2
218704        C6E10               02/24/92    07/09/96      N     WALES TEMP          3320254-4
218705        C6E16               02/24/92    07/09/96      N     ROUTER PLATE        3320254-3
218706        C6E16               02/24/92    07/09/96      N     HOLE TEMP           3320254-2
218707        C7F                 07/10/96    07/10/96      N     DRILL TEMP          3322039-1
218708        C4A                 02/10/92    06/27/96      N     NCL TAPE            3320254-1
218709        C8E16               02/24/92    07/09/96      N     TEMPLATE            3320164-1
218710        C5B                 03/10/92    07/01/96      N     TEMPLATE            3320164-2
218711        C4A                 02/18/92    06/27/96      N     NCL TAPE            3322039-1
218712        C5B                 03/10/92    07/01/96      N     TEMPLATE            3322015
218713        C6E23               02/24/92    07/09/96      N     ENGRAVE PLATE       3320254-1
218714        C5B                 03/10/92    07/01/96      N     TEMPLATE            3320164-3
218747        C5B                 03/10/92    07/01/96      N     WALES TEMP          3310763
218751        C6E5                05/17/93    07/09/96      N     TEMPLATE            3320197-1
                                                                                      3320197-2
                                  02/24/92                        ROUTER PLATE        3320197-2
                                                                                      3320197-1
218753        C5B                 03/10/92    07/01/96      N     PMF TEMPLATE        3322093
218757        C7E10               02/26/92    07/10/96      N     TEMPLATE            3320166-1
218758        C5B                 03/10/92    07/01/96      N     TEMPLATE            3320166-2
218759        C5B                 03/10/92    07/01/96      N     TEMPLATE            3320168



                             Page:                                                   TOOL MASTER

                                                                                                     Customer: USN

     Qty                          Unit Cost                          Rework                         Tot.  Cost
   -----                      -------------                     -----------                    ---------------
       1                                244                                                                244
       1                                 87                                                                 87
       1                                122                                                                122
       1                                 70                                                                 70
       1                                267                                                                267
       1                                848                                                                848
       1                                331                                                                331
       1                                405                                                                405
       1                                355                                                                355
       1                               1190                                                               1190
       1                                591                                                                591
       1                               1590                                                               1590
       1                               1029                                                               1029
       1                                103                                                                105
       1                                709                                                                709
       1                                 80                                                                 66
       1                                103                                                                103
       1                                103                                                                103
       1                                202                                                                202
       1                                256                                                                258

       1                                167                                                                167
       1                                 ??                                                                 ??
       1                                540                                                                540
       1                                 85                                                                 85
       1                                 53                                                                 53
       1                                128                                                                128

218760         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320171         1          49        49
218772A/B      C6E17               02/24/92     07/09/96     N      TEMPLATE           3320165-4       1         192       192
                                                                                       3320165-3

218773         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320165-5       1         179       179
218774         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320165-6       1          63        63
218775         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320164-2       1          60        60
218776         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320164-4       1         149       149
218777         C5B                 03/10/92     07/01/96     N      TEMPLATE           33204014        1          66        66
218778         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320193         1          50        50
218779         C5B                 03/10/92     07/01/96     N      TEMPLATE           3322037         1         119       119
218780         C5B                 03/10/92     07/01/96     N      TEMPLATE           3310766         1          75        75
218781         MECH-TRONICS        02/11/81     04/27/93     N      CHASSIS TOOLING    3320502         1        6000      6000
218783         C6E7                02/21/92     07/09/96     N      DRILL TEMP         3320242         1          75        75
218784         C6E7                02/21/92     07/09/6      N      ROUTE PLATE        3320242         1         155       155
218791         C7E10               02/26/92     07/10/96     N      TEMPLATE           3320167         1          99        99
218796         C5B                 07/22/94     07/01/96     N      ROUTER BLOCK       3310776         1          99        99
218797         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320188         1          86        86
218799         C5B                 03/10/92     07/01/96     N      TEMPLATE           3320172-1       1         135       135
218800         C5B                 03/11/92     07/01/96     N      TEMPLATE           3320173         1         102       102
218801         F3C                 02/11/92     07/15/96     N      CABLE BOARD        3322050         1         511       511
218809         F2B                 02/10/92     07/12/96     N      CABLE BOARD, W10   3822061         1        1173      1173
218810         F2B                 02/10/92     07/12/96     N      CABLE BOARD, W13   3322062         1         109       109
218814         C5B                 03/11/92     07/01/96     N      TEMPLATE           3322039-2       1          75        75

4-JUN-97                                              Page:                                                   TOOL MASTER

Contract Number: N00024-84-C-6074           Description: TB-23/BQ ST/STE                                    Customer: USN

Tool Number      Location/Vendor         Loc Date           PM Date           Cal          Tool Description
--------------   ------------------      -----------        -----------      -----         ---------------------------
T218815          C6E15                   02/24/92           07/09/96           N           TEMPLATE
T218818          C5B                     03/11/92           07/01/96           N           TEMPLATE
T218819          C5B                     03/11/92           07/01/96           N           TEMPLATE
T218820          C5B                     01/03/94           07/01/96           N           DRILL TEMPLATE


T218821          C6E14                   02/24/92           07/09/96           N           ROUTER PLATE
T218822          C5B                     03/11/92           07/01/96           N           DRILL TEMPLATE
T218823          C5B                     03/11/92           07/01/96           N           DRILL & ROUTER FIXTURE
T218824          C5B                     03/11/92           07/01/96           N           DRILL TEMPLATE
T218825          C5B                     03/11/92           07/01/96           N           DRILL TEMPLATE
T218826          C5B                     05/25/94           07/01/96           N           DRILL & ROUTER FIXTURE
T218827          C5B                     03/11/92           07/01/96           N           DRILL & ROUTER FIXTURE
T218828          C5B                     03/01/93           07/01/96           N           DRILL TEMPLATE
T218829          C5B                     10/29/93           07/01/96           N           PUNCH/DIE FIXTURE
T218831          C5B                     03/11/92           07/01/96           N           TEMPLATE
T218833          C5B                     03/11/92           07/01/96           N           DRILL TEMPLATE
T218839          C6E6                    05/25/94           07/09/96           N           TEMPLATE
T218840          C5B                     08/30/92           07/01/96           N           TEMPLATE
T218841          C5B                     10/08/92           07/01/96           N           TEMPLATE
T218842          C4A                     10/25/92           06/27/96           N           STRIPPIT TAPE, W115-1, -2
T218843          C5B                     03/11/92           07/01/96           N           TEMPLATE
T218844          ??                      04/14/93           07/01/96           N           TEMPLATE
T218845          C5B                     01/28/93           07/01/96           N           TEMPLATE
T218847          C5B                     03/11/92           07/01/96           N           DRILL TEMPLATE
T218848          C5B                     03/01/93           07/01/96           N           FORM DIE
T2188531         TOWSON                  04/26/94           09/13/96           N           SOLDER FIXTURE
T218854          F2B                     02/10/92           07/12/96           N           HARNESS BOARD, W52



  Part Number       Qty             Unit Cost                Rework                Tot.  Cost
  --------------  -----         -------------           -----------           ---------------
  332239-3            1                    75                                              75
  3320254-3           1                    75                                              75
  3320254-9           1                    75                                              75
  3316024-2           1                   171                                             171
  3316024-1

  3316023             1                   195                                             195
  3316023             1                   142                                             142
  3316022             1                   182                                             182
  3315902             1                   145                                             145
  3315959             1                   222                                             222
  3315913             1                   245                                             245
  3315929             1                   486                                             436
  3316036             1                    92                                              92
  3315896             1                   519                                             519
  3320184-3           1                     0                                               0
  3316022             1                   169                                             169
  3326468             1                   192                                             192
  3326506-3           1                   112                                             112
  3326506-2           1                    69                                              69
  3326506-1           1                  1356                                            1356
  3325184-4           1                     0                                               0
  3326471             1                    23                                              23
  3318136             1                   129                                             129
  3318133             1                   155                                             155
  3318132             1                   641                                             641
                     20                   155                                            3100
  3322052             1                   112                                             112

T218856   F3F         02/17/92    07/15/96      N    HARNESS BRD                      3320170-405      1       2741   18   2759
T218857   F3C         02/11/92    07/15/96      N    HARNESS BRD                      3320160-401      1       1295        1295
T218858   F2B         02/10/92    07/12/96      N    HARNESS BRD                      3320160-402      1        714         714
T218859   F3F         02/18/92    07/15/96      N    HARNESS BRD, J18                 3320160-404      1        445         446
T218860   F3C         02/11/92    07/15/96      N    HARNESS BRD, P16A, 6B, 7A, 7B    3320160-405      1        522         522
T218861   F3C         02/11/92    07/15/96      N    HARNESS BROAD                    3320170-402      1       4315        4315
T218862   F2B         02/10/92    07/12/96      N    HARNESS BRD                      3320160-405      1        657         657
T218863   F2B         02/10/92    07/12/96      N    HARNESS BRD, K1 (1/8)            3320160-407      1        848         483
T218865   9855A       09/04/85    08/08/95      N    HARNESS BRD, K1 (7/12)           3326468          1       1031        1031
T218870   F3F         02/17/92    07/18/95      N    LOUVER DIE                       3322056          1       1737        1737
T218871   F2C         02/11/92    07/12/96      N    HARNESS BOARD                    3322557          1        224         224
T218872   F2C         02/11/92    07/12/96      N    HARNESS BOARD                    3322559          1        221         221
T218873   F3C         02/11/92    07/15/96      N    HARNESS BOARD                    3322083-407      1       1455        1455
T218874   F3C         02/11/92    07/15/95      N    HARNESS BOARD                    3322053          1        545         545
T218875   F2C         02/11/92    07/12/96      N    HARNESS BOARD                    3322054          1        450         450
T218876   F2C         02/11/92    07/12/96      N    HARNESS BOARD                    3322055          1        109         109
T218877   C4B         03/11/92    06/28/96      N    HOLDING FIXT                     3320169          1        842         842
T218878   C7E12       02/26/92    07/10/96      N    TEMPLATE                         3322089-6        1        150         150
T218880   C6E11       08/03/94    07/09/96      N    TEMPLATE B/P REV A               3326488-1        1        238         238
T218881   C6E15       08/03/94    07/09/96      N    ROUTING FIXTURE B/P REY A        3326488-1        1        248         248
T218882   C6E11       08/21/94    07/09/96      N    TEMPLATE B/P REV A               3326484-1        1        152         152
T218883   C6E19       08/07/94    07/09/96      N    TEMPLATE B/P REV A               3326484-2        1         73          73
T218884   C6E11       08/19/94    07/09/96      N    ROUTING FIXUTURE B/P REV A       3326488-2        1        337         337

4-JUN-97                                                           TOOL MASTER                                               Page:

Contract Number: N00024-84-C-6074            Description: TB-23/BQ ST/STE                                           Customer: USN

Tool Number   Location/Vendor  Loc Date   PM Date  Cal  Tool Description            Part Number  Qty   Unit Cost  Rework  Tot.  Cost
-----------   ---------------  --------   -------  ---  ----------------            -----------  ---   ---------  ------  ----  ----

218885        C6E11            08/03/94   07/09/96  N   TEMPLATE B/P REV A          33256488-2     1         178                 178
218887        C6E9             10/17/94   07/09/96  N   SCREEN, METAL MARKING       3326500        1         170                 170
                                                                                    3326505
218890-1      C4A OOS          06/07/94   06/27/96  Y   GAGE, HEIGHT, MFG REV A     3320400        1          22                  22
218890-2      TOWSON           05/05/94   05/05/94  Y   GAGE, HEIGHT, MFG REV A     3326400        1          22                  22
218891-1      TOWSON           05/05/94   05/05/94  Y   GAGE, HEIGHT, INSP REV A    3326400        1          22                  22
218891-2      C4A OOS          05/20/94   06/27/96  Y   GAGE, HEIGHT , INSP REV A   3326400        1          22                  22
218892-1      C4A OOS          06/26/94   06/27/96  Y   HEIGHT GAGE                 3326455        1         169                 169
218892-2      C4A OOS          03/17/95   06/27/96  Y   HEIGHT GAGE                 3326455        1         169                 169
218893-1      C4A OOS          06/06/94   06/27/96  Y   HEIGHT GAGE                 3326455        1         104                 104
218893-2      C4A OOS          08/06/94   06/27/96  Y   HEIGHT GAGE                 3326455        1         104                 104
218894-1      C4A OOS          06/06/94   06/27/96  Y   HEIGHT GAGE                 3326475        1         153                 153
218894-2      C4A OOS          08/06/94   06/27/96  Y   HEIGHT GAGE                 3326475        1         153                 153
218895-1      C4A OOS          06/06/94   06/27/96  Y   INSP HEIGHT GAGE REV A      3326475        1         228                 228
218895-2      C4A OOS          06/06/94   06/27/96  Y   INSP HEIGHT GAGE REV A      3326475        1         228                 228
218896-1      C4A OOS          11/15/94   06/27/96  Y   HEIGHT GAGE                 3326465        1         169                 169
218896-2      C4A OOS          12/05/94   06/27/96  Y   HEIGHT GAGE                 3326465        1         169                 169
218897-1      C4A OOS          06/06/94   06/27/96  Y   HEIGHT GAGE                                1         316                 316
218897-2      C4A OOS          06/06/94   06/27/96  Y   HEIGHT GAGE                 3326465        1         316                 316
218898        C5B              10/19/93   07/01/96  N   TEMPLATE                    3326483-1      1         116                 116
218899        C5B              06/07/94   07/01/96  N   TEMPLATE                    3326483-2      1         166                 165
218990-1      D6F POS          ??         08/23/96  Y   GAGE, LEAD, PROTUSION       ??             1          76                  76
218992-2      D6F POS          ??         08/23/96  Y   GAGE, LEAD, PROTUSION       3326500        1          76                  76
218904        C5B              03/11/92   07/01/96  N   LEAD CUT PLATE              3326500        1         654                 654
218905        C5B              03/11/92   07/01/96  N   LEAD CUT PLATE                             1         646                 646
218909-1      D6F POS          02/14/97   07/15/96  N   PLUGGING FIXT, P7 & P8      3326505-302    1         117                 117
218909-2      D6F POS          02/14/97   07/15/96  N   PLUGGING, FIXT, P7 & P8     3326505-302    1         117                 117
218910        F2C              02/11/92   07/12/96  N   HARNESS BOARD               3320170-401      1        30                  36
218919        F2C              02/11/92   07/12/96  N   CABLE BOARD                 3322063-405      1      1007                1007
218920        C5B              10/06/92   07/01/96  N   WEALES TEMPLATE             3326498-1        1       128                 128
218921        D6F              08/23/95   07/15/96  N   COMP PREP BRD, R29 & R30    3310776-601      1       109                 109
                                                                                    3310775-1        1
218929        TOWSON           04/26/94   09/13/96  N   COMP PREP FIXTURE REV A                      1       255                 255
219028        C6A              03/03/92   07/08/96  N   DRILL FIXT                  3325371-3        1       215                 215
219029        C6A              03/03/92   07/08/96  N   ROUTE FIXT                  3325371-3        1       215                 215
219030        C6A              03/03/92   07/08/96  N   DRILL FIXT                  3325372-4        1       215                 215
219031        C6A              03/03/92   07/08/96  N   ROUTE FIXT                  3325372-4        1       215                 215
219032        C6A              03/03/92   07/08/96  N   ROUTE FIXT                  3325370-2        1       215                 215
219033        C6A              03/03/92   07/08/96  N   DRILL FIXT                  3325370-2        1       215                 215
219036-1      9852B            06/17/96   06/17/96  N   ESP HARNESS FIXTURE         3325501-001      1      1076                1076
219038-2      C4D              12/18/95   06/28/96  N   ESP HARNESS FIXTURE         3325501-001      1      1076                1076
219051        D6F POS          02/14/97   07/10/96  N   SOLDER FIXT                              2 245        18                4320
219052        9852B            02/24/95   09/20/96  N   NUT DRIVER                  3315005          1         4                   4
219117-1      C4A OOS          12/04/92   06/27/96  Y   QA HEIGHT GAGE              3326515          1       171                 171
219117-2      C4A OOS          12/04/92   06/27/96  Y   QA HEIGHT GAGE              3326515          1       171                 171
219135-3      9852B            03/17/96   06/17/96  N   ALIGN TOOL, A33 INTERCONN   3326501          1       148                 148
219135-4      9852B            06/17/96   06/17/96  N   ALIGN TOOL, A33 INTERCONN   3326501          1       148                 148
219135-5      9852B            06/17/96   06/17/96  N   ALIGN TOOL, A33 INTERCONN   3326501          1       148                 148
219135-6      9852B            06/17/96   06/17/96  N   ALIGN TOOL, A33 INTERCONN   3326501          1       148                 148
219136-3      9852B            06/18/96   06/18/96  N   ALIGN TOOL, A31, 32         3326501          1       144                 144
                                                        INTERCONN

4-JUN-97                                                       Page:                                                   TOOL MASTER

Contract Number: N00024-84-C-6074                Description: TB-23/BQ ST/STE                                       Customer: USN

Tool Number   Location/Vendor  Loc Date  PM Date   Cal Tool Description             Part Number  Qty Unit Cost  Rework  Tot.  Cost
-----------   ---------------  --------  -------   --- ----------------             -----------  --- ---------  ------  ----  ----

T219136-4     9852B            06/18/96  06/18/96   N  ALIGN TOOL, A31, 32 INTERCN  3326501        1       144                 144
T219136-5     9852B            06/18/96  06/18/96   N  ALIGN TOOL, A31, 32 INTERCN  3326501        1       144                 144
T219136-6     9852B            06/18/96  06/18/96   N  ALIGN TOOL, A31, 32 INTERCN  3326501        1       144                 144
T219153-1     9852B            06/12/96  06/12/96   N  ESP WIRING FIXT FRT PNL                     1       179                 179
T219153-2     9852B            06/12/96  06/12/96   N  ESP WIRING FIXT FRT PNL                     1       179                 179
T219153-3     9852B            07/15/96  06/14/96   N  ESP WIRING FIXT FRT PNL                     1       179                 179
T219189       F3F              02/18/96  07/15/96   N  PREP BOARD, REV B            3326501-804    1       167                 167
T219471       C6A              03/03/96  07/08/96   N  WALES TEMP                   3312344-1      1       127                 127
T219472       C6A              03/03/92  07/08/96   N  WALES TEMP                   3312339-1      1       127                 127
T219473       C7E13            03/02/92  07/10/96   N  WALES TEMP                   3312346-1      1       475                 475
T219474       C6A              03/04/92  07/08/96   N  DRILL TEMP                   3312346-2      1       212                 212
T219475       C7E13            03/02/92  07/10/96   N  WALES TEMP                   3312346-1      1       410      96         556
T219476       C6E24            02/24/92  07/09/96   N  WALES TEMP                   3312346-2      1       171                 171
T219477       C6A              03/03/92  07/08/96   N  WALES TEMP                   3312346-3      1        65                  85
T219478       C6A              03/03/92  07/08/96   N  WALES TEMP BRKT              3312346-4      1        86                  86
T219479       C6A              03/03/92  07/08/96   N  DRILL FIXT                   3312346-5      1       277                 277
T219480       C6E24            02/24/92  07/09/96   N  WALES TEMP                   3312344-1      1       487                 487
T219481       C6A              03/04/92  07/08/96   N  WALES TEMP                   3312344-2      1       127                 127
T219482       C6A              03/03/92  07/08/96   N  WALES TEMP                   3312344-3      1        88                  88
T219483       C6A              03/03/92  07/08/96   N  WALES TEMP                   3312344-4      1       106                 106
T219484       C6A              03/04/92  07/08/96   N  DRILL FIXT                   3312344-1      1        44                  44
T220182A      ??               08/13/92  07/01/96   N  DRILL TEMP R/S ITEM 1        8014431        1       265                 265
T220182B      ??               08/13/92  07/01/96   N  DRILL TEMP R/S ITEM 1        8014431        1       274     246         414
T220182C      C4E              08/13/96  07/01/96   N  DRILL TEMP ITME 3            8014431        1       239                 239
T220182D      C4E              08/13/96  07/01/96   N  TEMP BKSD CTCUT ITEM 1       8014431        1       265                 265
T220182E      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 5            8014431        1       304                 304
T220182F      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 6            8014431        1       183                 183
T220182G      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 2            8014431        1       161      41         202
T220182H      C4E              08/13/96  07/01/96   N  TEMP CUTOUT ITEM 2           8014431        1       187                 187
T220182J      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEMS 9 & 10      8014431        1       204     189         393
T220182K      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEMS 2           8014431        1       135      54         199
T220182L      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 3 & 7        8014431        1       174                 174
T220182M      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 3 & 8        8014431        1       174                 174
T220182N      C4E              08/13/96  07/01/96   N  DRILL TEMP R /S ITEM 1       8014431        1       134                 134
T220182P      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8014431        1       136                 136
T220182R      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8014431        1       262                 262
T220182S      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8014431        1       262                 262
T220182T      C4E              08/13/96  07/01/96   N  WALES TEMP                   8014431-13     1       234                 234
T220182U      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8014431        1       234                 234
T220183A      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 1            8016664        1       483                 483
T220183B      C4E              08/13/96  07/01/96   N  DRILL TEMP, ITEM 1           8016664        1       186                 136
T220183C      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 1            8016664        1        70                  70
T220183E      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 3            8016664        1       392                 392
T220183F      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 2            8016664        1       225     184         330
T220183G      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8016664-6      1       320                 320
T220183H      C4E              08/13/96  07/01/96   N  DRILL TEMPLATE               8016664-A6     1       207                 207
T220184A      C4E              08/13/96  07/01/96   N  DRILL TEMP ITEM 4            8016683        1       395                 395
T220184B      C4E              08/13/96  07/01/96   N  DRILL TEMP L/S ITEM 1        8016683        1       157                 157
T220184C      C4E              08/13/96  07/01/96   N  DRILL TEMP L/S ITEM 1        8016683        1       448                 448
T220184D      C4E              08/13/96  07/01/96   N  DRILL TEMP L/S ITEM 1        8016683        1       152                 152

4-JUN-97                                                       Page:                                                   TOOL MASTER

Contract Number: N00024-84-C-6074                 Description: TB-23/BQ ST/STE                                       Customer: USN

Tool Number Location/Vendor Loc Date   PM Date    Cal  Tool Description              Part Number  Qty  Unit Cost  Rework Tot.  Cost
----------- --------------- --------   -------    ---  ----------------              -----------  ---  ---------  ------ ----  ----

220191      F3B             03/10/97   05/31/96    N   HARNESS BRD, PANEL MATRIX     8014470-400    1       1026               1026
220192      F3B             03/10/97   05/31/96    N   HARNESS BOARD, J1 CONN        8014470-401    1        572                572
220193      F3B             03/10/97   07/10/96    N   HARN ESS BRD, J2 CONN REV B   8014470-402    1        788     223       1011
220194      F2B             03/10/97   05/31/96    N   HARNESS BRD, J3 CONN REV B    8014470-403    1        808     218       1026
221095      F3C             03/10/97   05/31/96    N   HARNESS BOARD, J4 CONN        8014470-404    1       2223               2223
220196      F2B             03/10/97   05/31/96    N   HARNESS BOARD, J5 CONN        8014470-405    1         56                 56
220198      CICON ENG       04/30/96   04/30/96    N   HARNESS BRD, FACE PLATE       8016659-401    1        207                267
220199      F3C             03/10/97   05/31/96    N   HARNESS BRD, P1 REV C         8016720-401    1       1190     437       1627
220200      F3C             03/10/97   05/31/96    N   HARN BRD, XA1 & TB1 REV A     8016720-402    1       1805     158       1463
220201      F2B             03/10/97   07/15/96    N   HARNESS BOARD, T2, REV B      8016720-403    1        567     320        887
220203      CICON ENG       04/30/96   04/30/96    N   HARNESS BRD, J3               8015660-403    1        683                683
220205      F3C             03/10/97   05/31/96    N   HARNESS BRD, PANEL            8016665-401    1        657                657
220206      F2B             03/10/97   07/15/96    N   HARNESS BRD, 31               8016665-402    1        634                634
220207      C6A             03/04/92   07/08/96    N   WALES TEMPLATE                3310737        1        704                704
220209      C6A             03/04/92   07/08/96    N   PUNCH TEMPLATE                8016697        1        252                252
220214      C6A             03/04/92   07/08/96    N   DRILL/ROUTING TEMPLATE        3103843        1        509                509
220221      F3C             03/10/97   07/15/96    N   HARN BRD, PATCH PNL           8016600-402    1       1694               1594
220222      F3C             03/10/97   05/31/96    N   HARN BRD, P16 & P17           8016600-404    1       1551               1551
220223      F3C             03/10/97   05/31/96    N   HARN BRD, P14 & P15 REV B     8016600-405    1       1930      68       1998
220224      F2B             03/10/97   07/15/96    N   HARN, TEST POINT PANEL        8014440-402    1       2091     282       2373
220225      F2B             03/10/97   05/31/96    N   ??                            8015660-401    1       1090      14       1204
220226      ??              ??         05/31/96    N   ??                            ??             1         ??      ??       1225
220227      F3F             05/21/96   05/31/96    N   HARN, BRD, FRNT PNL REV B     ??             1       1739     135       1074
220233      F2B             03/10/97   07/15/96    N   HARN BRD, TB2 THRU TB33       8014440-401    1       1567               1567
220234      F3E             05/31/96   05/11/96    N   HARN BRD, FRONT PANEL         8014440-403    1        639                639
220235      TOWSON          04/21/94   09/13/96    N   CONN LEAD TRIM FIXT REV A     3324070        1       2613               2613
                                                                                     3328485
220235A-1   TOWSON          04/21/97   09/13/96    N   CONN LEAD TRIM PLT REV A                     1          0                  0
220235A-2   TOWSON          04/21/94   09/13/96    N   CONN LEAD TRIM PLT REV A                     1          0                  0
220235B-1   TOWSON          04/21/94   09/13/96    N   CON N LEAD TRIM PLT REV A                    1          0                  0
220235B-2   TOWSON          04/21/94   09/13/96    N   CONN LEAD TRIM PLAT REV A                    1          0                  0
220237      F3C             03/10/97   05/31/96    N   HARN BRD/P14A, P14B, P15      8014770-403    1       1993               1993
220238      F3C             03/10/97   05/31/96    N   HARN BRD, P16A & P16B         8014771-412    1       1635               1635
220239      C7E22           09/09/96   06/25/96    N   DRILL TEMPLATE, FRAME         8016750        1        591                591
220240      C7E28           09/09/96   06/25/96    N   DRILL TEMPLATE, FRAME         8016750        1        632                632
220241      C7E18           09/09/96   06/25/96    N   DRILL TEMP, RIGHT SIDE        8016750        1        413                413
220243      CICON ENG       07/10/96   05/31/96    N   HARND BRD, J1 & J2 REV A      8016705-401    1        531                531
220244      CICON ENG       08/22/96   05/31/96    N   HARN BRD, J3 REV B            8016705-403    1        212     155        367
220245      CICON ENG       08/22/96   05/31/96    N   HARN BRD, J4 REV NC           8016705-404    1        266                266
220246      F2C             03/10/97   07/15/96    N   HARN BRD, P1                  8016705-402    1        207                207
220247      CICON ENG       08/22/96   05/31/96    N   HARN BRD, LAY-INREV NC        8016705-406    1        531                531
220248      C7E24           01/16/97   05/24/96    N   WIRING FIXT, XDCR TEST        8016705        1       1351     486       1837
220249      F2C             03/10/97   05/31/96    N   HARN BRD, CHASSIS LAYIN       8014470-415    1        322                322
220253      F2C             03/10/97   05/31/96    N   HARN BRD, TB WIRES/TOP        8014445-404    1        613                513
220256      CICON ENG       04/30/96   04/30/96    N   HARN BRD, CAB 2 LAY IN        8016660-401    1        419                419
220257      CICON ENG       09/06/96   05/31/96    N   HARN BRD, #1 FRONT PNL        8014530-401    1        548      36        684
220258      CICON ENG       08/22/96   05/31/96    N   HARN BRD, #2 FRONT PNL        8014535-405    1        513                513
220308-1    9852E           08/24/95   06/21/96    N   ALIGHMENT TOOL                8016600        1        284                284
220308-2    9852E           08/24/95   06/21/96    N   ALIGNMENT TOOL                8016600        1        284                284
220309-1    9852E           09/14/95   06/21/96    N   ALIGHMENT TOOL                8016600        1        423                423

4-JUN-97                                                     Page:                                                    TOOL MASTER

Contract Number: N00024-84-C-6074                   Description: TB-23/BQ ST/STE                                    Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description           Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------           -----------  ---  ---------  ------  ----  ----

220209-2     9852E            09/14/95  06/21/96  N  ALIGNNMENT TOOL            0016600        1        428                 428
220359       CICON ENG        03/10/93  07/10/96  N  MOLD, CABLE ASSY           0017072 (A)    1        440                 441
E252953      9852B            06/18/96  06/10/96     TEST FIXT BD ASSY A7       3320140        1       3000                3000
                                                                                3320190
E252954      9852E            09/19/95  05/21/96  N  TEST FIXT, TONE DECODER AS 3320140        1       2000                2000
                                                                                3320205
E252955      D6B              02/25/92  07/11/96  N  TEST FIXT, TONE DECDR LDG  3320201        1       2500                2500
                                                                                3320140
E252956      9852B            06/18/95  06/18/96     TEST FIXT                  3320140        1       3000                3000
                                                                                3320210
E252957      9852B            06/18/96  06/18/96  N  TEST FIXT FREQ SEL BD A2   3320140        1       2000                2000
                                                                                3320175
E252959      9852B            06/18/96  06/18/96     TEST FIXT                  3320140        1       1800                1800
                                                                                3322030
E252960      9852B            06/18/96  06/18/96  N  TEST FIXT                  3320140        1       1800                1800
                                                                                3320225
E252964      9852B            06/18/96  06/18/96     TEST FIXT                  3320180        1       2000                2000
E252965      9852B            06/18/96  06/18/96     TEST FIXT                  3320187        1       2000                2000
E252966      9852E            09/19/96  06/21/96     TEST FIXT                  3320215        1       2000                2000
E252969      9852B            09/08/92  06/14/96  N  TEST FIXT                  3320230        1       2000                2000
E252975      9852B            ??        06/18/96     TEST FIXT A6A1             3328222        1       2000                2000
E252976      D6B              07/13/92  06/11/96  N  TEST FIXT A4A4             3322088        1       2000                2000
E252977-1    D5B              07/18/95  06/13/96  N  TEST FIXT W-56                            1        250                 250
E252977-2    D5B              07/18/95  06/10/96  N  TEST FIXT W-56                            1        250                 250
E252977-3    D5B              05/24/95  06/24/96  N  TEST FIXT W-56                            1        250                 250
E252977-4    D5B              07/24/95  06/13/96  N  TEST FIXT W-56                            1        250                 250
E252977-5    D5B              07/18/95  06/13/96  N  TEST FIXT W-56                            1        250                 250
E252977-6    D5B              07/18/95  06/13/96  N  TEST FIXT W-56                            1        250                 250
E252978      OAF POS          02/06/97  07/10/96  N  ESP FIXTURE                               1       3500                3500
E252978      D5B              06/30/93  07/10/96  N  TEST FIXT A3               3320173        1       1500                1500
E2529031     D5B              05/01/81  07/10/96  N  CABLE ISOLATOR             3320127-2      1        100                 100
E2529032     9852B            05/01/81  06/09/96  N  CABLE ISOLATOR             3320127-3      1         75                  75
E2529033     9852B            05/01/81  06/09/96  N  CABLE ISOLATOR             3320127-4      1         90                  90
E252984      D4B              07/18/96  06/09/96  N  TEST FIXT                  A3A14-18       1       2000                2000
E253001      9852B            06/18/96  06/13/96  Y  TEST STATION                              1       3000                3000
E2530011     9852B            05/19/96  06/18/96  Y  OSCILLOSCOPE                              1       4365                4365
E25300110    9852B            05/19/95  06/19/96  Y  FREQUENCY GENERATOR                       1       3545                3545
E25300111    9852EL           05/01/84  08/03/96     CRT TERMINAL                              1       1450                1450
E25300112    9852 EL          05/01/83  08/12/96     POWER PANEL                               1        750                 750
E25300114    9852EL           07/23/96  07/23/95     POWER SUPPY                               1       1532                1532
E25300115    9852B            06/19/96  06/19/95     BLOWER                                    1        150                 150
E25300116    9852B            06/19/96  06/19/96     BLOWER                                    1        150                 150
E25300117    9852B            06/19/96  06/19/96     TAC/NAV PANEL                             1       2000                2000
E25300119    9852B            06/19/96  06/19/96     A/B CARD CAGE                             1      10000               10000
E25300120    9852B            06/19/96  06/19/96     Q13B SIMULATOR PANEL                      1       2000                2000
E25300121    9852EL           06/05/83  06/09/96     RANGE BEARING PANEL                       1        600                 600
E25300122    9852EL           07/23/96  07/23/96     SWITCH CONTROL                            1       3695                3695
E25300124    9852B            06/19/96  06/19/96     400HZ POWER CONTROL                       1        800                 800

4-JUN-97                                              Page:                                                      TOOL MASTER

Contract Number: N00024-84-C-6074                  Description: TB-23/BQ ST/STE                                Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description       Part Number  Qty  Unit Cost  Rework Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------       -----------  ---  ---------  ------ ----  ----

E25300125    9852B            06/19/96  06/19/96     POWER SUPPLY                          1       1300               1300
E25300215    9852B            06/19/96  06/19/96     POWER CONTROL                         1        900                900
E25300129    9852EL           05/05/93  08/02/96     T BAR RELAY PANEL                     1      16000              16000
E2530018     9852B            06/16/96  06/19/96     SIMULATOR CARD CAGE                   1      15000              15000
E25300139    9852EL           05/05/93  08/12/96     CABLE INTERFACE                       1       2000               2000
E25300132    9852EL           05/05/92  08/02/96     COMMON BUSS                           1        800                800
E25300133    9852EL           05/05/83  08/12/96     POWER INTERFACE PANEL                 1        650                650
E2530014     9852B            05/19/96  06/18/96     BUOY SIMULATOR PANEL                  1       6000               6000
E2530015     9852B            05/19/96  06/19/96     MULTIMETER                            1       3570               3570
E2530016     9852EL           05/05/83  08/02/96     CRT DISPLAY                           1       2875               2875
E2530017     9852B            05/10/96  06/19/96     BITE CONTROL PANEL                    1       6000               6000
E2530018     9852B            06/19/96  06/19/96     COMPUTOR                              1      10395              10395
E2530019     TOR REP          05/27/97  08/12/96  Y  COUNTER TIMER                         1       3289               3289
E253002      9852B            05/19/96  06/19/96  Y  TEST STATION                          1       4000               4000
E2530021     9852B            06/19/96  06/19/96  N  BLOWER                                1        150                150
E25300210    9852B            06/19/96  06/19/96  Y  POWER SUPPLY PANEL                    1       1395               1395
E25300211    9852B            06/19/96  06/19/96  Y  POWER SUPPLY PANEL                    1       1395               1395
E25300212    D7E              06/30/92  07/11/96  N  COMPUTER                              1      10500              10500
E25300214    D7E              06/30/93  07/12/96  N  TERMINAL DISPLAY                      1       1241               1241
E25300215    9852B            06/19/93  08/19/96     SWITCH CONTROLLER                     1       2695               2695
E25300216    9852B            04/09/96  08/12/96     MODULAR SWITCH                        1       7000               7000
E25300217    9852B            06/19/94  08/13/96     SIGNAL GENERATOR                      1       3546               3546
E25300218    9852B            06/17/96  06/19/96  Y  SIGNAL GENERATOR                      1       3545               3545
E25300219    D7F POS          02/05/97  08/12/96  Y  COUNTER TIMER                         1       3289               3289
E25300022    9852B            06/19/96  06/19/96  N  BLOWER                                1        150                150
E25300220    9852B            06/19/96  06/19/96     PHASE METER                           1       3415               3415
E25300221    9852B            06/19/96  06/19/96  Y  DIGITAL MULTIMER                      1       3570               3570
E25300222    C/L IFR          06/12/96  03/12/96  Y  WAVEFORM ANALYZER                     1      18750              18750
E25300224    9852B            06/19/96  06/19/96     DECADE RESISTOR BOX                   1       2050               2050
E2530025     9852B            06/19/96  06/19/96     DECADE RESISTOR BOX                   1       2050               2050
E2530023     9852B            06/19/96  06/19/96  N  BLOWER                                1        150                150
E2530024     9852B            06/19/96  06/19/96  N  BLOWER                                1        150                150
E2530025     9852B            06/19/96  06/19/96  N  POWER PANEL                           1       1000               1000
E2530026     9852B            06/19/96  06/19/96  Y  POWER SUPPLY ASSY                     1       1512               1512
E2530027     9852B            06/19/96  06/19/96  Y  POWER SUPPLY PANEL                    1       4265               4265
E2530028     9852B            08/19/96  06/19/96  Y  POWER SUPPLY PANEL                    1       1395               1395
E2530029     9852B            08/19/96  06/19/96  Y  POWER SUPPLY PANEL                    1       1395               1395
E253002      9852B            08/19/96  06/19/96     RUN-IN TEST SET        3326500        1      25000              25000
E253003-12   9852B            06/19/96  06/19/96     PANEL MANUAL OVERRIDE                 1        900                900
E253003-13   9852B            06/19/96  06/19/96     PANEL MANUAL OVERRIDE                 1        600                600
E2530031     9852B            06/19/96  06/19/96     CRT DISPLAY                           1       2875               2875
E25300310    9852B            06/19/96  06/19/96     BLOWER                                1        150                150
E25300311    9852EL           07/23/96  07/23/96     POWER SUPPLY                          1       1572               1572
E25300314    9852EL           07/23/96  07/23/96     A/B CARD CAGE                         1       9000               9000
E25300315    9852B            06/19/96  06/19/96  Y  400HZ POWER                           1        800                800
E25300316    VENDORRP         02/10/97  08/13/96     COUNTER TIMER                         1       3289               3289
E25300317    9852B            06/19/96  06/17/96     AUDIO OUTPUT PANEL                    1       1000               1000
E2530032     9852B            06/19/96  08/19/96     BITE CONTROL                          1       1000               1000
E2530033     9852B            06/20/96  06/20/96     POWER SUPPLY                          1       1532               1532
E2530034     9852B            06/20/96  06/20/96     POWER PANEL                           1        750                750

4-JUN-97                                                       Page:                                                   TOOL MASTER

Contract Number: N00024-84-C-6074                 Description: TB-23/BQ ST/STE                                       Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description        Part Number   Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------        -----------   ---  ---------  ------  ----  ----

E2530035     9852EL           08/28/80  08/28/80     BLOWER                                  1        150                 150
E2530036     9852B            06/26/96  06/26/96     COMPUTER                                1      18395               18395
E2530037     9852B            06/26/96  06/26/96     OSCILLOSCOPE                            1       4365                4365
E2530038     9852EL           07/07/87  07/07/87  N  CRT TERMINAL                            1       1450                1450
E253004      9852EL           06/12/81  06/12/81     AGREE TEST SET          3326500         1      60000               60000
E25300410    9852EL           07/21/81  07/21/81     POWER SUPPLY            3326430         1       1532                1532
E25300411    9852EL           07/21/81  07/21/81     BLOWER                  3326435         1        150                 150
E25300413    VENDORRP         02/10/97  02/10/97  Y  COUNTER TIMER           3326445         1       3289                3289
E25300414    9852ELOS         08/18/96  08/18/96  Y  FREQUENCY GENERATOR     3326450         1       3545                3545
E25300416    9852EL           07/21/81  07/21/81     BLOWER                  3326460         1        150                 150
E25300417    9852EL           07/21/81  07/21/81     TAC/NAV PANEL           3326465         1       2000                2000
E25300418    9852EL           06/26/81  06/26/81     MODULAR SWITCH          3326470         1       7000                7000
E25300419    9852EL           10/10/81  10/10/81     CARD CAGE                               1      10000               10000
E25300420    9852EL           06/04/81  06/04/81     Q13 SIMULATOR PANEL                     1       2000                2000
E25300421    9852EL           07/21/85  07/21/85     RANGE BEARING CURSER                    1        600                 600
E25300422    9852EL           06/20/93  06/20/93     SWITCH CONTROL                          1       3695                3695
E25300423    9852EL           07/21/80  07/21/80     POWER SUPPLY                            1       1572                1572
E25300424    9852EL           07/23/83  07/23/83     400 HZ POWER                            1        800                 800
E25300425    9852EL           09/20/80  09/20/80     POWER SUPPLY                            1       1300                1300
E25300426    9852EL           05/30/93  05/30/93     MANUAL OVER RIDE PANEL                  1        900                 900
E25300427    9852EL           07/23/87  07/23/87     C/B PANEL                               1       1000                1000
E25300428    9852EL           07/21/81  07/21/81     PANIC & 18Y PANEL                       1        500                 500
E25300429    9852EL           06/04/81  06/04/81     RELAY & RES PANEL                       1        900                 900
E2530043     9852EL           06/03/81  06/03/81     SIMULATOR CARD CAGE                     1      15000               15000
E25300430    9852EL           06/04/81  06/04/81     400HZ DIXER PANEL                       1       1000                1000
E25300431    9852EL           06/04/81  06/04/81     INTERFACE PANEL                         1       6000                6000
E25300432    9852EL           06/04/81  06/04/81     POWER INTERFACE PANEL                   1        650                 650
E25300433    9852EL           06/04/81  06/04/81     AGREE CHAMBER INT                       1       2000                2000
E25300434    9852EL           06/04/81  06/04/81     COMMON BUSS                             1        800                 800
E25300435    9852EL           06/04/81  06/04/81     T-BAR RELAY PANEL                       1      25000               25000
E2530044     9852EL           06/03/81  06/03/81     BUDY SIMULATOR PANEL                    1       6000                6000
E2530046     9852EL           06/03/81  06/03/81     60 HZ POWER PANEL                       1        500                 500
E2530047     9852EL           04/09/94  04/09/94  Y  DIGITAL MULTIMETER                      1       3570                3570
E2530048     9852EL           06/06/93  06/06/93     CRT DISPLAY                             1       2875                2875
E2530049     9852EL           07/18/81  07/18/81     BITTE CONTROL PANEL                     1       8000                8000
E253005      9852B            05/05/88  05/05/88  N  VERTICLE FRAME ADOPTER                  1       1000                1000
E25300510    9852B            06/20/90  06/20/90     INTERFACE MODULE                        1       1403                1403
E25300511    9852B            06/20/93  06/20/93     INTERFACE MODULE                        1       1300                1300
E25300512    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1       93.0                93.0
E25300513    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1       1250                1250
E25300514    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1       1200                1200
E25300515    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1        940                 940
E25300516    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1        800                 800
E25300517    9852B            06/20/96  06/20/96     INTERFACE MODULE                        1        800                 800
E25300518    9852B            07/22/96  07/22/96     INTERFACE MODULE                        1        900                 900
E2530053     9852B            06/20/96  06/20/96     INTERFACE MODULE        3326400         1      15000               15000
E2530054     D4C              08/14/90  08/14/90     INTREFACE MOD 10 A 30                   1      13000               13000
E2530055     9852B            06/20/96  06/20/96     INTERFACE MODULE        3326405         1      12000               12000
E2530056     9852B            06/20/96  06/20/96     INTERFACE MODULE        3326410         1      14000               14000
E2530057     9852B            06/20/96  06/20/96     INTERFACE MODULE        3326415         1        800                 800

4-JUN-97                                                             Page:                                            TOOL MASTER

Contract Number: N00024-84-C-6074                       Description: TB-23/BQ ST/STE                                Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description         Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------         -----------  ---  ---------  ------  ----  ----

E2530058     9852B            06/20/96  06/20/96     INTERFACE MODULE         3326420        1        940                 940
E2530059     9852B            06/20/96  06/20/96     INTERFACE MODULE         3326425        1       1000                1000
E253006      9852B            06/20/96  06/13/96     VERTICLE FRAME ADAPTER                  1      10000               10000
E2530061     9852B            06/20/96  06/20/96  N  IPM CARD CAGE                           1      12000               12000
E25300610    9852B            06/20/96  06/20/96     STATIC PERSON, MODULE    3326495        1       1450                1450
E25300612    D4A              09/25/96  09/20/96     DYNAMIC PERSON, MODULE   3326480        1       2000                2000
E25300613    D4A              09/25/96  09/20/96     DYNAMIC PERSON, MODULE   3326485        1       2000                2000
E25300614    D4A              09/25/96  09/20/96     DYNAMIC PERSON, MODULE   3326490        1       2000                2000
E25300617    9852B            06/20/96  06/20/96  N  W6 CABLE                                1        300                 300
E25300618    9852             06/20/96  06/20/96  N  W7 CABLE                                1        400                 400
E2530062     D4A              09/26/96  09/26/96     DPM/SELF TEST                           1       1400                1400
E2530063     9852B            07/22/96  07/22/96  N  W1 CABLE                                1        300                 300
E2530064     9852B            06/05/88  08/13/96  N  W2 CABLE                                1        320                 320
E2530065     9852B            04/04/81  08/12/96  N  W3 CABLE                                1        340                 340
E2530067     9852B            03/25/81  08/13/96  N  INTERFACE MODULE         3326480        1       1500                1500
E2530068     9852B            06/20/96  06/20/96     STACTIC PERSON, MODULE   3326485        1       1400                1400
E2530069     9852B            07/22/98  07/22/96     STACTIC PERSON, MODULE   3326499        1       1400                1400
E253025      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A9          3326435        1       2300                2300
E253026      D3F POS          02/03/97  07/11/96  N  TEST FIXTURE A10         3326448        1       2300                2300
E253027      D3F POS          02/03/97  07/11/96  N  TEST FIXTURE A6          3326438        1       2300                2300
E253028      D3F POS          02/08/97  07/11/96  N  TEST FIXTURE A30         3326415        1       2400                2400
E253029      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE ESP         3326405        1       2400                2400
E253030      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A33         3326410        1       2800                2800
                                                                              3326510

E253031      D3F POS          02/05/97  07/11/96  N  TEST FIXTURE A12         3326450        1       2400                2400
E253032      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A14, A17    3326480        1       2500                2500
E253033      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A26, A29    3326475        1       2900                2900
E253034      D3F POS          02/05/97  07/11/96  N  TEST FIXTURE A32         3325360        1       2500                2500
E253035      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A5          3326415        1       2500                2500
E253036      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A16 A19     3326470        1       2500                2500
E253037      D3F POS          02/06/97  07/11/96  N  TEST IXTURE A32          3325365        1       2700                2700
E253038      D3F POS          02/06/97  07/11/96  N  TEST FIXTURE A30         3326495        1       2600                2600
E253060      D3F POS          02/06/97  07/11/96  N  ESP TEST FIXT A13        3326455        1       2500                2500
E253061      D3F POS          02/06/97  07/11/96  N  ESP TEST FIXT A15        3326465        1       2100                2100
E253062      D3F POS          02/06/97  06/11/96  N  ESP TEST FIXT A27        3326488        1       2200                2200
E253063      D3F POS          02/06/97  06/13/96     ESP TEST FIXT BUS DAR    3315924        1        500                 500
E253064      D3F POS          02/06/97  07/11/96  N  ESP TEST FIXT A28        3326485        1       2800                2800
E253075      D6C              02/25/92  07/11/96  N  MANUAL CONTROLLER                       1       1500                1500
E253083      9852B            05/24/95  07/22/96     E PROM ERASER                           1       2200                2200
E254077      D7C OOS          03/24/92  07/11/96  Y  LOAD FIXT PWR SUPPLY     3326403-4      1       3000                3000
                                                                              3326403-2
E254077-1    D4A              02/18/92  07/10/96  N  RES LOAD BOX -2 P/S      3326403-2      1        150                 150
E254077-2    D4A              02/18/92  07/10/96  N  RES LOAD BOX -4 P/S      3326403-4      1        160                 160
E254000-1    D7B              03/24/92  07/11/96  N  BURN-IN TEST SET         3326403-2      1       4000                4000
E254080-2    D7D              03/24/92  07/11/96  N  BURN-IN FIXTURE          3326403-2      1       1000                1000
E254081-1    D7B              03/24/92  07/11/96  N  BURN-IN TEST SET         3326403-4      1       4000                4000
E254081-2    D6D              03/24/92  07/11/96  N  BURN-IN FIXTURE          3325403-4      1       1000                1000
E254085      C/L IFR          03/13/96  08/13/96  Y  BRD BURN-IN STATION                     1      15000               15000
E254085-1    9852EL           04/04/84  06/24/96  Y  POWER SUPPLY                            1        565                 565
E254095-10   D6A              02/19/92  07/11/96  N  BURN-IN FIXT #4                         1       1000                1000

4-JUN-97                                                       Page:                                                 TOOL MASTER

Contract Number: N00024-84-C-6074                 Description: TB-23/BQ ST/STE                                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description          Part Number  Qty   Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------          -----------  ---   ---------  ------  ----  ----

TE254085-11  D6A              02/19/92  07/11/96  N  BURN- IN FIXT #5                         1        1000                1000
TE254085-12  D4C              02/19/92  07/10/96  N  BURN- IN FIXT #6                         1        1500                1500
TE254085-13  D4C              02/19/92  07/10/96  N  BURN- IN FIXT #7                         1        1500                1500
TE254085-14  D4C              02/19/92  07/01/96  N  BURN- IN FIXT #8                         1        1500                1500
TE254085-15  D4C              02/19/92  07/10/96  N  BURN- IN FIXT #9                         1        1500                1500
TE254085-16  9852EL           08/08/84  06/24/96  N  INTERFACE CABLE 8X8                      3         150                 450
TE254085-17  9852EL           08/08/84  06/24/96  N  INTERFACE CABLE SM BD                    9         155                1395
TE254085-2   9852EL           04/04/84  06/24/96     POWER SUPPLY                             1         565                 565
TE254085-3   9852EL           04/04/84  06/25/96     POWER SUPPLY                             1         690                 690
TE254085-4   9852EL           04/04/84  06/25/96     POWER SUPPLY                             1        1175                1175
TE254085-5   9852EL           04/04/84  06/25/96     CONTROL PANEL                            1        2000                2000
TE254085-6   9852EL           04/04/84  06/25/96     POWER PANEL                              1         500                 500
TE254085-7   D6A              02/19/92  07/11/96  N  BURN- IN FIXT #1                         1        1000                1000
TE254085-8   D4C              02/19/92  07/10/96  N  BURN- IN FIXT #2                         1        1000                2000
TE254085-9   D6A              02/19/92  07/11/96  N  BURN- IN FIXT #3          3331630        1        1000                1000
TE254088     D3F POS          02/05/97  07/10/96  N  ESP FIXTURE                              1        2700                2700
TE254090     9852EL           04/04/84  06/25/96     INTERFACE MOO A28 BD                     1        2500                2500
TE254099     9852B            06/20/96  06/20/96     SELECT LEVER METER                       1        9400                9400
TE254262     9852B            06/14/96  06/14/96  N  ESP CABLE 20E                            1         200                 200
TE254263     9852B            06/14/96  06/14/96  N  ESP CABLE 21E                            1         200                 200
TE254264     9852B            06/14/96  06/14/96  N  ESP CABLE 22E                            1         200                 200
TE254266     9852B            06/14/96  06/14/96  N  ESP CABLE 25E                            1          20                  20
TE254267     9852B            06/14/96  06/14/96  N  ESP CABLE 31E                            1         160                 160
TE254268     9852E            10/24/95  09/25/96  N  SONAR SIMULATOR T/F       8014470        1        3000                3000
TE254269     9852B            06/14/96  06/14/96  N  ESP CABLE 29E                            1         125                 125
TE254270     9852B            06/14/96  06/14/96  N  ESP CABLE 30E                            1         130                 130
TE254272     9852E            10/27/95  06/21/96  N  TEST FIXTURE CAB #2                      1         400                 400
TE254272-1   9852E            10/30/95  06/21/96  N  POWER RESISTOR            8014530-401    1         120                 120
TE254273     9852B            06/14/96  06/14/96  N  ESP CABLE 33E                            1         100                 100
TE254274     9852B            12/15/88  06/20/96  N  ESP CABLE 34E                            1         200                 200
TE254275     9852             05/22/95  06/20/96  N  TEST FIXTURE, AS BRD                     1        1900                1900
TE254276     9852E            10/31/95  06/21/96  N  POWER SUPPLY TEST FIXT    8016720        1        1600                1600
TE254277     9852             03/31/92  06/20/96  N  TEST FIXT, A2 BRD ASSY    80166720       1        2200                2200
TE254278     9852B            06/14/96  06/14/96  N  ESP CABLE 35E                            1          75                  75
TE254281     9852E            11/03/95  06/21/96  N  TEST FIXT SONOBT SIMU     8016600        1        3500                3500
TE254291     9852             05/15/95  06/20/96  N  TEST FIXT, TONE DCOR A9   8016610        1        2500                2500
TE254337     9854B            04/12/94  06/20/96  N  T/F DEPTH RT SIMU A1A10   3326030        1        1800                1800
TE254338     9852B            05/18/94  06/20/96  N  T/F UTILITY LP DVR A1A11  8029230        1        1900                1900
TE254339     9852E            07/13/95  06/21/96  N  T/F CABLE CONTROL A1A12   3326040        1        2300                2300
TE254340     9852E            04/27/94  06/21/96  N  T/F CABLE TENSION A1A13   8029195        1        2200                2200
TE254341     9852E            04/26/95  06/21/96  N  T/F RELAY CO ASSY A1A14   3326050        1        1700                1700
TE254342     9852B            06/14/96  06/14/96  N  T/F CBL PAYOUT DVR A1A15  8029225        1        1900                1900
TE254350     9852B            06/14/96  06/14/96  N  ESP CABLE, 55 E                          1         350                 350
TE254351     9852B            06/14/96  06/14/96  N  ESP CABLE , 56E                          1         280                 280
TE254352     9852B            06/04/91  06/14/96  N  ESP CABLE , 57E                          1         420                 420
TE254353     9852B            06/14/96  06/14/96  N  ESP CABLE , 58E                          1         250                 250
TE254354     9852B            06/14/96  06/14/96  N  ESP CABLE , 59E                          1         260                 260
TE254355     9852B            06/14/96  06/14/96  N  ESP CABLE , 60E                          1         300                 300
TE254356     9852B            06/14/96  06/14/96  N  ESP CABLE , 61E                          1         280                 280
TE254357     9852B            06/14/96  06/14/96  N  ESP CABLE , 62E                          1         210                 210

4-JUN-97                                                     Page:                                                     TOOL MASTER

Contract Number: N00024-84-C-6074               Description: TB-23/BQ ST/STE                                         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date   Cal  Tool Description          Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------   ---  ----------------          -----------  ---  ---------  ------  ----  ----
                                                       -----
E254266      9852E            08/02/95  06/21/98   N   T/F RNTS ICAS SWITCH BOX  8029170        1        800                 800
E254417      D5D              02/28/97  06/04/96   N   TEST FIXTURE (CASTS)      8015029        1       2000                2000

                                                                                              Tooling           550       148373
                                                                                              Test Equip.       250       684284
                                                                                              Total             600       332857

4-JUN-97                                                    Page:                                                   TOOL MASTER

Contract Number: N00019-97G-0000                    Description: ST/STE                                          Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description      Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------      -----------  ---  ---------  ------  ---- ----

TE253080     9852EL           08/22/80  05/24/96     VIBRATION CONTROL SYS                1       1000               1000
TE253080-10  9852EL           01/22/81  05/24/96  N  COMPUDESK                            1        508                500
TE253080-11  9852EL           01/22/81  05/24/96  N  CHAIR                                1        123                123
TE253080-2   9852EL           08/22/80  05/24/96     BLANK PANEL                          1        100                100
TE253080-3   9852EL           08/22/80  05/24/96     X-Y DISPLAY                          1       2500               2500
TE253080-4   9852EL           08/22/80  05/24/96     SYSTEM CONTROL                       1       6000               6000
TE253080-5   9852EL           08/22/80  05/24/96     PROCESSION                           1      22879              22879
TE253080-6   9852EL           08/22/80  05/24/96     SYSTEM INTERFACE                     1       0300               0300
TE253080-7   9852EL           08/22/80  05/24/96     FLEX DISK DRIVE                      1       3171               3171
TE253080-8   9852EL           08/22/80  05/24/96     GRAPHICS TERMINAL                    1       6000               6000
TE253080-9   9852EL           08/22/80  05/24/96     KEYBOARD FOR 2548A                   1       1000               1000
TE253081     9852EL           02/28/81  05/24/96     VIBRATION TEST SYSTEM                1      48510              48510
TE253081-1   9852EL           02/28/81  05/24/96     CONTROL RACK                         1      23000              23000
TE253081-10  9852EL           04/10/87  08/12/96     BLOWER ASSEMBLY                      1        490                490
TE253081-2   9852EL           05/09/81  06/24/96     CHARGE AMP/D22PMJ(0)                 1       2820               2820
TE253081-3   9852EL           05/09/81  06/24/96     CHARGE AMP/D22PMJ(0)                 1       2820               2820
TE253081-4   9852EL           05/09/81  06/24/96     VIB NON/LIMIT AM-123                 1       5125               5125
TE253081-5   9852EL           08/08/84  06/24/96  Y  ACCELEROMETER S/N1405                1        150                150
TE253081-6   CAL LAB          11/04/96  09/27/96  Y  ACCELEROMETER S/N2484                1        150                150
TE253081-8   CAL LAB          11/04/96  09/27/96  Y  ACCELEROMETER S/N1408                1        150                150
TE253081-3   9852EL           09/26/96  06/24/96     ACCELEROMETER S/N1704                1        150                150

                                                                                         Tooling            0           0
                                                                                         Test Equip.       21      134944
                                                                                         Total             21      134944

4-JUN-97                                                       Page: 1                                             TOOL MASTER

Contract Number: N00024-84-C-6074                    Description: TB-23/BQ ST/STE                               Customer: USN

Tool Number   Location/Vendor  Loc Date  PM Date  Cal Tool Description           Part Number   Qty   Unit Cost  Rework   Tot.  Cost
-----------   ---------------  --------  -------  --- ----------------           -----------   ---   ---------  ------   ----  ----

T219879       F2C              03/01/67  07/12/96  N  HARNESS BRD, J1 REV B      0007248-4012    1         131     113          244
T219800       F2B              03/10/97  07/12/96  N  HARNESS BRD, J2 REV B      0007248-402     1         124     198          322
T219881       F2B              03/10/97  07/12/96  N  HARNESS BRD, J3 REV B      0007248-403     1         667     455         1142
T219882       F3B              03/10/97  05/31/96  N  HARNESS BRD, P1 REV B      0007255-401     1        1154     257         1411
T219883       F3B              03/10/97  05/31/96  N  HARNESS BRD, P2 REV C      0007255-402     1        4627     244         5071
T219884       F2B              03/10/97  05/31/96  N  HARNESS BRD, P3 REV C      0007255-403     1         946     153         1099
T219885       F3B              03/10/97  05/31/96  N  HARNESS BRD, TB1 REV C     0007255-404     1        2003     163         2166
T219886       F3B              03/10/97  05/31/96  N  HARNESS BRD, J1-J5 REV E   0007255-405     1        3279     321         3600
T220014       C5D              02/03/96  07/02/96  Y  MOLD, PI W1 CBL ASSY       0007263         1         272                  272
T220015-1     9852C            08/23/96  08/14/96  Y  MOLD, P1 P2 WC CBL ASSY    0007264         1         257                  257
T220015-2     9852C            08/23/95  08/14/96  Y  MOLD, P1 P2 WC CBL ASSY    0007264         1         257                  257
T220016-1     9282C            02/06/95  06/14/96  Y  MOLD, P2 W3 W4 CBL ASSY    0007265         1         261                  261
                                                                                 0007266
T220016-2     9232C            02/06/95  06/14/96  Y  MOLD, P2 W3 W4 CBL ASSY    0007265         1         261                  261
                                                                                 0007266
T220040-1     9852E            03/18/97  05/21/95  N  ALIGN TOOL, CARD CAGE      0007248         1         195                  195
T220040-2     9852E            03/18/97  06/21/95  N  ALIGN TOOL, CARD CAGE      0007248         1         195                  195
T220052-1     9852E            05/25/96  05/25/96  N  HOLD FIXT, AMTS PNL ASSY   0007255         1         136                  136
T220052-2     ??               01/06/95  01/10/96  N  HOLD FIXT, AMTS PNL ASSY   0007255         1         136                  136
T220052-3     ??               05/10/96  06/21/96  N  HOLD FIXT, AMTS PNL ASSY   0007256         1         136                  136
T220052-4     9852E            09/26/96  07/10/96  N  HOLD FIXT, AMTS PNL ASSY   0007255         1         136                  136
T220053-1     9862E            04/23/96  05/16/96  N  WIRING FIXTURE                             1         857                  857
T220053-2     9862E            04/23/96  05/16/96  N  WIRING FIXTURE                             1         702                  702
T220070       F3B              03/10/97  07/15/96  N  HARN BRD, COUP ASSY A12                    1         831     488         1319
T220075-1     C6A              01/20/92  07/08/96  N  POTTING FIXT, P1 CLK MOD   007394          1         184                  184
T220075-2     C6A              01/20/92  07/08/96  N  POTTING FIXT, P1 CLK MOD   007394          1         184                  184
T220075-3     C6A              01/20/92  07/08/96  N  POTTING FIXT, P1 CLK MOD   007394          1         184                  184
T220078-1     9232C            05/14/96  08/14/96  N  POTTING FIXT, P1           007394          1         141                  141
T220078-2     9232C            05/14/96  06/14/96  N  POTTING FIXT, P1           007394          1         141                  141
T220078-3     9232C            06/14/96  06/14/96  N  POTTING FIXT, P1 CLK MOD   007394          1         141                  141
T220306A/B-1  9852E            06/14/96  06/13/96  N  SUPPORT BRKT, AMTS ASSY    0007300         1         270                  270
T220306A/B-2  9852E            06/13/96  06/14/96  N  SUPPORT BRKT, AMTS ASSY    0007300         1         270                  270
T402534       SPIRATEX CO.     01/09/81  04/10/96  N  REDUCING SLEEVE            3328746         1        1435                 1435
T402540       C7D              03/13/92  07/10/96  N  TEST FIXT WD BND HYDRO                     1        1320                 1320
T402542-A     D5F POS          02/12/97  09/27/96  N  PLUG, BOOTING ASSYTION     3328760         1         433                  433
T402542-D     D5F POS          02/12/97  09/27/96  N  FITTING, HOSE JUNCTION     3328780         1         172                  172
7402549 SN1   9234             04/14/93  06/14/96  N  SHOCK TEST SLEEVE, XMTR    3328880         1         242                  242
T7402549 SN2  C6B              04/14/93  07/03/96  N  SHOCK TEST SLEEVE, XMTR    3328880         1         242                  242
T402549 SN2   C6B              04/14/93  07/03/96  N  SHOCK TEST SLEEVE, XMTR    3328880         1         242                  242
T402554-1     9855N            06/14/96  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-10    9855N            06/14/96  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-2     9855N            06/14/96  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-3     CL/ARA           10/15/95  06/09/93  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-4     C6B              01/28/95  07/08/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-5     9855N            06/14/95  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-6     9232C            06/14/95  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-7     9232C            06/14/96  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402554-8     9232C            06/14/96  16/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T40554-9      9232C            06/14/96  06/14/96  N  ASSEMBLY FIXTURE           3333263         1         257                  257
T402567-1     C6D              03/13/92  07/09/96  N  TEST HOLD FIXT, HYBRID                     1         358                  358

4-JUN-97                                                         Page: 2                                               TOOL MASTER

Contract Number: N00024-84-C-6074                        Description: TB-23/BQ ST/STE                                Customer: USN

Tool Number  Location/Vendor    Loc Date   PM Date  Cal Tool Description            Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------    --------   -------  --- ----------------            -----------  ---  ---------  ------  ----  ----

T402567-2    9234               04/14/93   06/14/96  N  TEST HOLD FIXT, HYBRID                     1        358                 358
T402567-3    C6D                03/13/92   07/09/96  N  TEST HOLD FIXT, HYBRID                     1        358                 358
T402567-4    C6D                03/13/92   07/09/95  N  TEST HOLD FIXT/HYBRID                      1        358                 358
T402567-5    C6D                07/08/92   07/09/96  N  TEST HOLD FIXT/HYBRID                      1        358                 358
T402567-6    C6D                03/13/92   07/08/96  N  TEST HOLD FIXT/HYBRID                      1        358                 358
T402576      C6B                03/06/92   07/08/96  N  HOLD FIXT/HX-POT            3328865        1        207                 207
T402629      C7D                10/25/95   07/10/96  N  HOLD FIXT/XMTR                          1160         16                2400
T402644      C6B                03/09/92   07/08/95     MOLD MSTR/4 STRAND          3332993        1        219                 219
T402645      C6B                10/01/96   10/01/96  N  MOLD MSTR/8 STRAND          3332992        1        244                 244
T402663-1    C6B                03/02/92   07/09/96  Y  MOLD MSTR/RESONATOR, REV A  3332990-1      1         26                  26
T402664      FREQUENCY SELECT
             NET                12/10/84   04/03/96  N  MOLD/RESONATOR                             1         29                  29
T402703-1    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-10   C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-11   C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-12   C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-13   C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-14   C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-2    C6D                09/27/96   09/27/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-3    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-4    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333155        1         58                  58
T402703-5    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333156        1         58                  58
T402703-6    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-7    C6D                09/19/96   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-8    C6D                09/19/95   07/09/96  N  SPLICE MOLD STAND           3333165        1         58                  58
T402703-9    C6D                09/19/95   07/09/96  Y  SPLICE MOLD STAND           3333165        1         58                  58
T4027041     NPO                11/12/90   09/10/96  Y  THERMAL WIRE STRIPPER                      1         73                  73
T4027042     NPO                11/12/90   10/15/96  Y  THERMAL WIRE STRIPPER                      1         73                  73
T4024043     NPO                11/12/95   09/18/96  Y  THERMAL WIRE STRIPPER                      1         73                  73
T402705-1    9852E              05/16/95   06/21/95  N  SPANNER WRENCH                             1        174                 174
T402714-1    9855E              07/01/93   08/26/95  Y  STRAIGHT SCALE/300 LB                      1        109                 109
T402714-2    9855E              08/29/94   06/26/96  Y  STRAIGHT SCALE/300 LB                      1        109                 109
T402714-3    9855E              07/10/95   05/25/98  Y  STRAIGHT SCALE/300 LB                      1        109                 109
T402714-4    9855W              07/23/90   06/26/96  Y  STAIGHT SCALE/300 LB                       1        109                 109
T402714-6    9855W              07/01/93   06/26/96  Y  STRAIGHT SCALE/300 LB                      1        109                 109
T402749-1&A  DISP  ARA          10/15/95   07/01/93  Y  PRESSURE POT                               1       1568                1568
T402754-1    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-10   9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-11   9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-12   9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-2    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-3    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-4    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-5    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-6    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-7    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-8    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402754-9    9855E              01/06/97   07/12/96  N  HYDRO BONDING FIXTURE       8004380        1        628     118         746
T402761-1    9855W              07/16/90   05/26/95  N  HOSE WRAPPING STATION       8004380        1       1008                1008
T402761-2    9855W              07/16/90   06/26/96  N  HOSE WRAPPING STATION       8004380        1        757                 757
T402761-3    9855E              07/21/93   06/26/96  N  HOSE WRAPPING STATION       8004380        1        757                 757

4-JUN-97                                                      Page: 3                                                 TOOL MASTER

Contract Number: N00024-84-C-6074                  Description: TB-23/BQ ST/STE                                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description            Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------            -----------  ---  ---------  ------  ----  ----

T402761-4    9665E            07/21/93  06/26/96  N  HOSE WRAPPING STATION                      1        757                 757
T402765-1    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-2    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-3    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-4    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-5    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-6    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-7    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402765-8    C6B              04/18/97  07/12/96  N  END CAP & ELEM ASSY TOOL    8001220        1         49                  49
T402769      CAL LAB          06/02/97  07/09/96  Y  DIGITAL THERMOMETER                        1          0                   0
T402773-1    9855E            07/21/93  06/26/96  N  SUPPORT BRACKET                            1        131                 131
T402773-2    9855W            07/18/90  06/26/96  N  SUPPORT BRACKET                            1        131                 131
T402773-3    9855W            07/18/90  06/26/96  N  SUPPORT BRACKET                            1        131                 131
T402773-4    9855E            07/21/93  06/26/96  N  SUPPORT BRACKET                            1        131                 131
T402774-1    8002             03/13/97  07/12/96  N  ACOUSTIC CHAMBER HORIZ                     1       2500                2500
T402774-2    8900TL           07/18/90  08/30/96  N  ACOUSTIC CHAMBER HORIZ                     1       2500                2500
T402777-1    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-10   C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-2    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-3    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-4    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-5    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-6    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-7    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-8    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402777-9    C3B              03/21/97  07/12/96  N  BOND FIXT/ELEM ASSY         8001225        1        589                 589
T402798-1    TOOLCRIB         03/14/97  07/12/96  N  PREP FIXT/C1 & C3 CAP                      1         53                  53
T402798-2    TOOLCRIB         03/17/97  07/12/96  N  PREP FIXT/C1 & C3 CAP                      1         53                  53
T402799-1    TOOLCRIB         03/17/97  07/12/96  N  PREP FIXT/C2 & C4 CAP                      1         53                  53
T402799-2    TOOLCRIB         03/17/97  07/12/96  N  PREP FIXT/C2 & C4 CAP                      1         53                  53
T402803-1    C4A              03/10/97  08/30/93  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402803-2    C6B              04/18/97  09/30/98  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402803-3    CL/ARA           10/15/96  06/30/98  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402803-4    C6B              04/18/97  09/30/98  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402803-5    C6B              04/18/97  09/30/98  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402803-6    CL/ARA           10/15/96  06/30/93  N  HOT STRIPPER/SPEC GRND                     1        154                 154
T402805-1    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-10   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-11   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-12   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-13   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-14   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-15   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REVNC  8001220        1         48                  48
T402805-16   C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REVNC  8001220        1         48                  48
T402805-2    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-3    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-4    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-5    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-6    C3C              03/19/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48
T402805-7    C3C&C4C          03/21/97  05/28/96  N  HAND FIXT, COIL ELEM REV A  8001220        1         48                  48

4-JUN-97                                                        Page: 4                                               TOOL MASTER

Contract Number: N00024-84-C-6074                  Description: TB-23/BQ ST/STE                                     Customer: USN

Tool Number    Location/Vendor       Loc Date  PM Date Cal Tool Description            Part Number Qty  Unit Cost Rework Tot.  Cost
-----------    ---------------       --------  ------- --- ----------------            ----------- ---  --------- ------ ----  ----

T402605-8      C3C&C4C               03/21/97  03/28/96 N  HAND FIXT, COIL ELEM REV A  8001220       1         48                48
T402805-9      C3C&C4C               03/21/97  03/28/96 N  HAND FIXT, COIL ELEM REV A  8001220       1         48                48
T402823        C6B                   03/09/92  07/08/96 N  WELD FIXT/PTV 7 CLOCK                     1         42                42
T402825        D5F POS               02/12/97  07/08/96 N  SHOCK TEST FIXTURE                        2         60               120
T402828ABCD    C4B                   07/07/92  06/28/96    PRESSURE TEST FITTING                     1        977               977
T402629        9055W                 10/10/96  06/26/96 N  HOSE GRINDER                              1       1099              1099
T402839        C6B                   08/19/92  07/08/96 N  HOLDING FIXTURE                           1        952               952
T402876A-1     C6B                   09/17/96  06/26/96 Y  MOLD, DROQUE TERM REV E     3333220       1        431               431
T402876B-4     C6B                   07/23/96  07/23/96 Y  MOLD, DROQUE TERM REV E                   1        359               359
TE252990       D5C                   02/20/92  07/10/96 N  TEST FIXT/XMTR LGC1/2                     1       2000              2000
TE252991       D5C                   02/20/92  07/10/96 N  TEST FIXT/TELE/TLM LOC                    1       3000              3000
TE254007       D5B                   02/20/92  07/10/96 N  PREAP TEST FIXT                           1        250               250
TE254018       D5F POS               02/12/97  07/11/96 N  HI-POT TEST FIXT 2                        1        250               250
TE254019       D6B                   02/25/92  07/11/96 N  CLOCK TEST FIXT                           1       1800              1800
TE254026-1     9855N                 06/20/96  06/20/96 Y  TEST FIXT, CLOCK TERM                     1        200               200
TE254026-2     9855N                 10/15/98  06/20/96 Y  TEST FIXT, CLOCK TERM                     1        200               200
TE254029-1     D5B                   02/19/92  07/10/96 N  TEST FIXT/FRONT END         3327455       1       1800              1800
TE254029-2     D5B                   02/19/92  07/10/96 N  TEST FIXT/FRONT END         3327455       1       1800              1800
TE2540311      D6B                   02/26/92  07/11/93 N  LOGIC TEST PAN/SUBSTRT      3327455       1       3600              3600
TE2540312      D6B                   02/26/92  07/11/96 N  LOGIC TEST PAN/SUBSTRT      3327455       1       3600              3600
TE254036       D5C                   02/2092   07/10/96 N  COAX DELAY LINE                           1       1625              1625
TE254039       9234                  04/14/93  08/17/96 Y  ACTIVE TRIM TEST SET                      1      27000             27000
TE254040       D5B                   02/19/92  07/10/96 N  PWR SPLITTER TEST SET                     1        400               400
TE254041       D5B                   02/19/92  07/10/96 Y  LINEARTY PAD                              1         25                25
TE254042       9234                  04/14/93  06/17/96 N  XMTR ADDRESS BOX                          1        200               200
TE254044       D5B                   02/19/92  07/10/96 N  CROWBAR TEST FIXT                         1        500               500
TE254045       D5A                   08/09/84  07/10/96 N  BURN-IN BO/CURRENT REG                    1        300               300
TE254046       9234                  04/14/93  06/17/96 Y  CURRENT MONITOR/CLOCK                     1        200               200
TE254050       CNL/ARA               10/15/96  06/22/93 Y  LOW PASS FLTR TEST SET                    1        500               500
TE254052       D5B                   02/19/92  07/10/96 N  HYDROPHONE TEST SET                       1       1000              1000
TE254052       D4B                   02/18/92  07/10/96    TEST FIXT/ACTV TRIM PS                    1        250               250
TE254064-1     NPO                   07/30/96  07/11/96 N  HYDROPHONE EXCITER                        1        200               200
TE254064-2     D5A                   04/17/97  07/11/96 N  HYDROPHONE EXCITER                        1        200               200
TE254072       9234                  04/14/93  08/17/96 N  TEST PAN/DIODE CLAMP                      1        250               250
TE254073       9234                  04/14/93  08/17/96    TEST PAN/CURRENT REG                      1        400               400
TE254074       9234                  05/19/93  06/17/96 Y  PWR SUPPLY/PTV CUR REG                    1        600               600
TE254079       D5A                   07/06/93  07/10/96 N  ACOUSTIC XMTR/CAL STD                     1       5000              5000
TE254086       D7F POS               02/12/97  08/13/96 Y  COUNTER/HP5328A/030                       1       1550              1550
TE254089-1     FREQUENCY SELECT NET  02/24/94  04/03/96 N  TEST COIL RESONATOR         3332990       1       1648              1648
TE254092-1     NPO                   08/05/96  07/12/96 N  HI-POT TESTER                             1       1100              1100
TE254092-2     D5A                   04/17/97  09/30/96    HI-POT TESTER                             1       1100              1100
TE254092-3     D5A                   04/17/97  07/12/96 N  HI-POT TESTER                             1       1100              1100
TE254100       D6C PM                09/29/95  07/11/96 N  REPEATER CLOCK T/S                        1      50000             50000
TE254101-1     D4D                   10-25-95  07-10-96 N  TEST CABLE SWTICH BOX                     1      10000             10000
TE254101-2     9234                  06/17/96  06/17/96 N  TEST CBL SWITCH BOX                       1      10000             10000
TE254101-3     9234                  06/17/96  06/17/96 N  TEST CBL SWITCH BOX                       1      10000             10000
TE254160       9852E                 06/13/96  06/13/96 Y  AMTS PWR SUP TEST FIXT                    2        400               800
TE254175 SN 1  9852E                 11/14/94  07/11/96 N  TEST FIXT, AMTS BRD         8007210       1       1900              1900
                                                                                       8007245
TE254175 SN 2  D6B                   09/14/93  07/11/96 N  TEST FIXT, AMTS BRD         8007245       1       1900              1900

4-JUN-97                                                         Page: 5                                               TOOL MASTER

Contract Number: N00024-84-C-6074                       Description: TB-23/BQ ST/STE                                 Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description  Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------  -----------  ---  ---------  ------  ----  ----

TE254296-1   9852D HS         08/25/96  06/26/96  N  ADAPTOR CABLE     0007210        1        500                 500
TE254296-2   9852D HS         09/27/96  06/27/96  N  ADAPTOR CABLE     0018100        1        500                 500
TE254296-3   9852D HS         06/26/96  06/26/96  N  ADAPTOR CABLE     0018100        1        500                 500
TE285295-4   9852D HS         06/27/96  06/26/96  N  ADAPTOR CABLE     0018100        1        500                 500
TE254297     9852E            08/25/96  06/26/96  N  FWD ADAPTOR       0018100        1        325                 325
TE254298     9852E            08/25/96  06/26/96  N  AFT ADAPTOR       0018100        1        325                 325

                                                                                            Tooling        285   65269
                                                                                            Test Equip.     47  150398
                                                                                            Total          352  216167

4-JUN-97                                                     Page: 1                                                 TOOL MASTER

Contract Number: N00024-85-C-6236                Description:TB-23/ BQ ASA TOOL/T/E                                Customer: USN

Tool Number     Location/Vendor Loc Date  PM Date  Cal Tool Description            Part Number Qty Unit Cost  Rework  Tot. Cost
-----------     --------------- --------  -------  --- ----------------            ----------- --- ---------  ------  ---- ----

T219868         F3B             03/07/97  07/15/95  N  HARNESS BRD F1              0009030-401   1       435                436
T219873         F3F             02/10/92  07/15/95  N  HARNESS BRD, RCVR PNL       8007625-401   1      1652               1652
T219875         F3D             02/11/92  07/15/95  N  HARNESS BRD/PWR SUPPLY      8007620-701   1      2542     177       2819
T219878         F2C POS         02/05/97  07/12/95  N  HARNESS BRD, RECEIVER PNL   8007625-402   1       120                120
T219947         F2B             03/10/97  07/15/95  N  HARNESS BRD F5              8007625-403   1       516                516
T219953         F3B             03/10/97  07/15/95  N  HARNESS BRD F2              8009030-402   1       840                840
T219958         F3B             03/10/97  07/15/95  N  HARNESS BRD/TEST POINT      8009035       1      1252               1252
T219962         F3F             02/10/92  07/15/95  N  HARNESS BRD/LFRA REV A      8007840       1      2092               2092
T220019         C6B             03/06/92  07/08/96  N  SPLIT MOLD                  8011516       1     21311              21311
T220020         C6B             03/06/92  07/08/96  N  SPLIT MOLD                  8011516       1         0                  0
T220021         C6B             03/06/92  07/08/96  N  TENSILE TEST ADAPTOR        8011516       1         0                  0
T220022         C6B             03/06/92  07/08/96  N  SPLIT MOLD                  8011516       1         0                  0
T220023         C6B             03/08/92  07/08/96  N  PRESSURE TEST LEAD          8011516       1         0                  0
T220024         C6B             03/08/92  07/08/96  N  TENSILE TEST LEAD           8011516       1         0                  0
T220025         C6B             03/08/92  07/08/96  N  PLUG                        8011516       1         0                  0
T220026         C6B             03/08/92  07/08/96  N  SPACER PLATE                8011516       1         0                  0
T220027         C6B             03/08/92  07/08/96  N  DUMMY RETAINER              8011516       1         0                  0
T220028         C6B             03/08/92  07/08/96  N  SEAL BACK-UP BAR            8011516       1         0                  0
T220029         C6B             03/08/92  07/08/96  N  RETAINER POSITION TEMP      8011516       1         0                  0
T220053         C6D             04/09/92  07/09/96  N  ??                          ??            1       516                506
T402944&-1      TELFRWHS        08/20/93  08/02/96  N  VIB TEST FIXTURE            8007600       1      7767               7767
                                                                                   0007800
                                                                                   0008940
TE254114        D7B             03/24/92  07/11/96  N  EMULATOR/T.I. CHIP                        1      5000               5000
TE254116        9852B           06/20/96  08/20/96  N  TEST CD/ESP RCVR/EFMR       0009040      40       400              10000
TE254116 SN 1   9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 10  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 11  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 12  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 13  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 14  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 15  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 16  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 17  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 18  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 19  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 2   9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 20  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 21  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 22  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 23  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 24  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 25  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 26  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 27  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 28  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 29  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 3   9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 30  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400
TE254116 SN 31  9852B           06/27/96  06/20/96  N  TEST CARD, ESP BMFRMR RECV  0009040       1       400                400

4-JUN-97                                                             Page: 2                                           TOOL MASTER

Contract Number:N00024-85-6-6336                          Description:TB-23/8Q ASA TOOL/T/F                          Customer: USN

Tool Number     Location/Vendor  Loc Date  PM Date   Cal Tool Description            Part Number Qty  Unit Cost  Rework  Tot. Cost
-----------     ---------------  --------  -------   --- ----------------            ----------- ---  ---------  ------  ---- ----

TE254116 SN 32  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 33  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 34  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 35  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 36  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 37  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 38  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 39  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 4   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 40  9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 5   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 6   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 7   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 8   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254116 SN 9   9852B            06/27/90  06/20/96   N  TEST CARD, ESP BMFRMR RECV  0009040       1        400                400
TE254117        9852B            06/18/96  06/13/96   N  ESP CBL RCVR 79 D           8007635       1        300                300
TE254118 SN 1   9852B            05/05/96  06/20/96   N  ESP CABLE, RECEIVER         8007635       1        150                150
TE254118 SN 2   9852B            05/05/86  06/20/96   N  ESP CABLE, RECEIVER         0007635       1        150                150
TE254118 SN 3   9852B            05/05/86  06/20/96   N  ESP CABLE, RECEIVER         0007635       1        150                150
TE254119        9852B            07/22/96  07/22/96   N  BRD TEST FIXT FRA           0007635       1        300                300
TE254120        9852B            08/13/96  06/13/96   N  ESP CBL RCVR 16D                          1        300                300
TE254121 SN 1   9852B            08/13/96  06/13/96   N  ADAPTER CABLE 900/94D                     1        250                250
TE254121 SN 2   9852B            08/13/96  06/13/96   N  ADAPTER CABLE 900/94D                     1        250                250
TE254121 SN 3   9852B            08/13/96  06/13/96   N  ADAPTER CABLE 900/94D                     1        250                250
TE254121 SN 4   9852B            06/18/96  06/13/96   N  ADAPTER CABLE 900/94D                     1        250                250
TE254121 SN 5   9852B            06/18/96  06/13/96   N  ADAPTER CABLE 900/94D                     1        250                250
TE254135        D7E              12/07/95  07/12/96   N  CLAMP, RANDOM VIB                        13         85               1040
TE254137        D6C              05/05/94  07/11/95   N  CKT BRD PWR TEST FIXT                     1       1500               1500
TE254139        9852B            06/14/96  06/14/96   N  ESP CBL DL3-30R 100D                      1        150                150
TE254140        9852B            06/14/96  06/14/96   N  ESP CBL 14 BNC'S 89D                      1        125                125
TE254141        9852B            06/14/96  06/14/96   N  ESP CBL DLI-155R 99D                      1        250                250
TE254142        D4B              07/18/96  06/14/96   N  ESP FIXT RCVR CONT PNL.                   1        450                450
TE254143        D4B              07/18/96  07/11/96      ES FIXT CONT PNL BMFR                     1        250                350
TE254144-1      9852B            06/14/96  06/14/96   N  ESP CABLE 1E HD 78S                       1        175                175
TE254144-2      9852B            06/14/96  06/14/96   N  ESP CABLE 2E HD 78S                       1        175                175
TE254144-3      9852B            06/14/96  06/14/96   N  ESP CABLE 3E HD 78S                       1        175                175
TE254144-4      9852B            06/14/96  06/14/96   N  ESP CABLE 4E HD 78S                       1        175                175
TE254145        9852B            06/14/96  06/14/96   N  ESP CABLE 5E HD 78P                       1        160                160
TE254145        9852B            06/14/96  06/14/96   N  ESP CBL 84D                               1        250                250
TE254148        9852B            06/14/96  06/14/96   N  ESP CBL 8E MOLEX PLUGS                    1        150                160
TE254149        D7A              03/17/94  07/11/96   N  LFRA BD TESTER                            1       2500               2500
TE254150        D5A              03/17/94  07/10/96   N  ADAPTER TEST BOX                          1       1500               1500
TE254150-1      D5A              03/17/94  07/10/96   N  BITE LOGIC CARD                           1       2000               2000
TE254150-2      D5A              03/17/94  07/10/96   N  CABLE                                     1        200                200
TE254151        D6A              05/06/94  07/11/96   N  LFRA CHANNEL BOX                          1        800                800
TE254152        D4B              07/18/96  05/14/96   N  ESP CBL LFRA PAOL BRD                     1        950                950
TE254153        D5C              02/18/92  07/10/96   N  PADDLE-BD CARD GAGE                       1       1250               1250
TE254153-1      D5C              02/18/92  07/10/96   N  D.C. PWR CABLE                            1         50                 50
TE254161        9852B            08/14/96  06/14/96   N  ESP CABLE 83D                             1        100                100
TE254162        9852B            06/14/96  06/14/96   N  ESP CABLE 86D                             1        100                100

4-JUN-97                                                               Page: 3                                         TOOL MASTER

Contract Number:N00024-85-C-6236                          Description:TB-23/BQ ASA TOOL/T/E                          Customer: USN

Tool Number     Location/Vendor  Loc Date  PM Date  Cal Tool Description            Part Number  Qty Unit Cost  Rework  Tot. Cost
-----------     ---------------  --------  -------  --- ----------------            -----------  --- ---------  ------  ---- ----

TE254163        98528            06/14/96  06/14/96  N  ESP CABLE 6E                               1       100                100
TE254164        98528            06/14/96  06/14/96  N  ESP CABLE 10E 50 PIN                       1       300                300
TE254165        98528            06/14/96  06/14/96  N  ESP CABLE 11E 60 PIN                       1       310                310
TE254168        D5F POS          06/15/96  07/11/96  N  ESP CABLE 12E                              1       250                250
TE254169        9852B            06/14/96  06/14/95  N  ESP CABLE 13E                              1       250                250
TE254170-1 SN1  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-1 SN2  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-1 SN3  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-1 SN4  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-1 SN5  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-1 SN6  9852B            10/29/86  06/20/96  N  ESP CARD LFRA                              1       250                250
TE254170-2 SN1  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254170-2 SN2  9852B            10/29/86  06/20/96  N  ESP CARDS, LFRA                            1       250                250
TE254176        D6C              02/26/92  07/11/96  N  BRKOUT BOX - ASA                           1       750                750
TE254176-1      D6A              02/25/92  07/11/96  N  J2 INTERFACE CABLE                         1       100                100
TE254176-2      D6A              02/25/92  07/11/96  N  J3 INTERFACE CABLE                         1       120                120
TE254176-3      D6A              02/25/92  07/11/96  N  J4 INTERFACE CABLE                         1       100                100
TE254176-4      D6A              02/25/92  07/11/96  N  J3 INTERFACE CABLE                         1       175                175
TE254176-6      D6A              02/25/92  07/11/96  N  INTERFACE CABLE                            1       150                150
TE254176-7      D7E              02/25/92  07/11/96  N  TARGET ARRAY SIMULATOR(??)  ??            ??        ??              00000
TE254195 SN 1   D7A              10/27/95  07/11/96  N  CABLE 8DXW7                 0008000        1        ??                 50
TE254195 SN 2   D7A              02/28/92  07/11/96  N  CABLE 8DXW7                 0009000        1        50                 50
TE254195 SN 3   D7A              02/28/92  07/11/96  N  CABLE 8DXW7                 0009000        1        50                 50
TE254196 SN 1   D7A              08/29/92  07/11/96  N  CABLE 8DXW8                 0009000        1        50                 50
TE254196 SN 2   D7A              08/29/92  07/11/96  N  CABLE 8DXW8                 0009000        1        50                 50
TE254196 SN 3   D7A              08/29/92  07/11/96  N  CABLE 8DXW8                 0009000        1        50                 50
TE254197        D7A              02/19/92  07/11/96  N  PADDLE BOARD                0009000        1       200                300
TE254198        D7A              02/19/92  07/11/96  N  ADAPTOR                     0009000        1        50                 50
TE254199        D7A              11/27/93  07/11/96     LFRA PTR ADAPTOR            0009000        1        50                 50
TE254201-1      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-10     D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-2      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-3      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-4      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-5      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-6      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        30                 30
TE254201-7      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        80                 30
TE254201-8      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        80                 30
TE254201-9      D7A              03/26/92  07/11/96  N  GROUND CABLES               0009000        1        80                 30
TE254300        D4B              07/18/96  06/14/96  N  T/F ESP LFRA                0007785        1       200                200
TE254301        TOWSON           04/19/94  09/30/96  N  T/F SUMMER MEM, PNB         0008960        1      7795               7796
                                                                                    0008980
TE254302        TOWSON           04/19/94  09/30/96  N  T/F BMFMR SUMMER SEQ PWB    0008965        1      8135               8135
TE254303        TOWSON           04/19/94  09/30/96  N  T/F ARTHMTC BRD ASSY        0007710        1      5293               5293
TE254304        TOWSON           04/19/94  09/30/96  N  T/F BFA CONTROL PNB         0007705        1      5342               5342
TE254305        TOWSON           04/19/94  09/30/96  N  T/F INTERPOLATOR PNB        000895-4       1      7349               7349
                                                                                    000995-3
                                                                                    0008985
                                                                                    0008995-2

4-JUN-97                                                     Page: 4                                                 TOOL MASTER

Contract Number:N00024-86-C-6236               Description: TB-23/BQ ASA TOOL/T/E                                  Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description      Part Number Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------      ----------- ---  ---------  ------  ---- ----
                                                                           80008995-1
TE254306     TOWSON           04/19/94  09/30/96  N  T/F LFRA DAC PNB ASSY 8668995-1     1       6867               6867

                                                                                            Toling           21    39323
                                                                                            Test Equip.     186   886982
                                                                                            Total           267   926305

4-JUN-97                                                           Page:                                               TOOL MASTER

Contract Number: N00024-89-C-6066                        Description: ADC/MK-3-ST/STE                                Customer: USN

Tool Number  Location/Vendor      Loc Date  PM Date  Cal Tool Description              Part Number Qty  Unit Cost Rework  Tot. Cost
-----------  ---------------      --------  -------  --- ----------------              ----------- ---  --------- ------  ---- ----

T220333      MODERN PATTERN &FOU  08/02/93  10/14/96  N  CASTING MOLD, PROPELLER       6667375       1        350               350
T220464      9826                 08/05/97  08/17/96  Y  TORQUING FIXTURE, VISE                      1       1600              1500
T220465-1    9826                 06/05/97  09/17/96  Y  TORQ WRENCH  75"LB BC50577                  1        100               100
T220465-2    C5C                  06/05/97  07/18/96  Y  TORQ WRENCH 75"LB BC50576                   1        100               100
T220466-2    C5C                  06/05/97  06/02/97  Y  TORQ WRENCH 75" LB BC50576                  1        100               100
T220466-3    9820                 06/05/97  06/02/97  Y  TORQ WRENCH BC51507                         1        100               100
T220467ABC-1 9820                 06/05/97  09/17/96  N  VAC ENCAP CHAMBER UPR STK                   1       3000              3000
T220468ABC-1 9820                 06/05/97  09/17/96  N  VAC ENCAP CHAMBER TOP/LWR                   1       3000              3000
T220469A     9820                 06/05/97  09/17/96  N  VACUUM SYSTEM PUMP                          1       2500              2500
T2204698     9820                 06/05/97  09/17/96  N  VACUUM SYSTEM MANIFOLD                      1        350               350
T220470-1    CAL LAB              05/29/97  09/17/96  Y  TORQ WRENCH 48"LB BC50581                   1        100               100
T220470-2    CAL LAB              05/29/97  09/17/96  Y  TORQ WRENCH 48"LB BC50580                   1        100               100
T220471      9820                 06/05/97  09/17/96  N  FEED THRU ASSY BOND FIXT                    1        180               180
T220472      C5C                  06/04/97  09/17/96  N  ULTRASONIC CLEANER                          1       1200              1200
T220473      9820                 06/05/97  09/17/96  N  RING PAD CNTRING/BOND FIX                   1        350               350
T220474-1    9820                 06/05/97  09/17/96  N  BONDING FIXTURE                             1       1250              1250
T220474-2    9820                 06/05/97  09/17/96  N  BONDING FIXTURE                             1       1250              1250
T220475-1    9820                 06/05/97  09/17/96  N  LOWER STACK ASSY FIXTURE                    1        250               250
T220475-1    9820                 06/05/97  09/17/96  N  LOWER STACK ASSY FIXTURE                    1        250               250
T220476-?    CAL LAB              05/09/97  09/17/96  Y  CRIMP TOOL                                  1        130               130
T220476-2    CAL LAB              05/29/97  09/17/96  Y  CRIMP TOOL BC50020                          1        130               130
T220477-1    NPO M/A              03/10/94  09/17/96  N  MOLD, LWR CLAM SHELL                        1       3100              3100
T220477-2    9820                 06/05/97  09/17/96  N  MOLD, LWR SHELL REY C         8028900       1       1002              1002
                                                                                       8028925-2
T220478-1    C5C                  05/30/97  09/17/96  N  MOLD, UPPER CLAM SHELL                      1       2750              2750
T220478-2    C5C                  05/30/97  09/17/96  N  MOLD, UPPER CLAM SHELL REV C  8028900       1        965               965
T220479      9820                 06/05/97  09/17/96  N  LATHE                                       1       5500              5500
T220480-1    9820                 06/05/97  09/17/96  N  STACK WIRING ASSY                           1        750               750
T220480-2    9820                 06/05/97  09/17/96  N  STACK WIRING ASSY                           1        750               750
T220481      NPO M/A              03/10/94  09/17/96  N  UPPER STACK WIRING FIXT                     1        150               150
T220482-1    NPO M/A              03/10/94  09/17/96  Y  TORQUE WRENCH, 25 LBS                       1        125               125
T220482-2    9820                 06/05/97  06/02/97  Y  TORQ WRENCH 25"LB BC60631                   1        125               125
T220483-1    9820                 06/05/97  09/17/96  N  BUS WIRE FORMING FIXTURE                    1        400               400
T220483-2    9820                 06/05/97  09/17/96  N  BUS WIRE FORMING FIXTURE                    1        400               400
T220506      9820                 06/05/97  09/17/96  N  30 GAL POLYETHYLENE TANK                    1        300               300
T220533      9820                 06/05/97            N  MOLD, MID COUPLING                          1        250               250
T220534-1    9820                 06/05/97            N  MOLD, COIL BOARD                            1        500               500
T220523      9820                 06/05/97  09/17/96  N  MOLD                          8132888-2     1       3000              3000
T220524      9820                 06/05/97  09/17/96  N  MOLD                          8132887-2     1       3000              3000
T404001-1    C5D                  01/14/92  07/02/96  N  HIOLD FIX, HOVER CONT         4709300       1        125               125
T404001-2    C5D                  06/23/93  07/02/96  N  HOLD, FIXT HOVER CONT         4709300       1        125               125
T404002      C5D                  01/23/92  07/02/96  N  PANEL, HOVER CONTROL          4709300       1        275               275
T404003      C5D DOS              01/14/92  07/02/96  Y  PANEL ASSY, HOVER ASSY        4709300       1        275               275
T404004-1    C5D                  01/14/92  07/02/96  N  END CAP, RDT POOL TEST        4709300       1        175               175
T404004-2    C5D                  01/14/92  07/02/96  N  END CAP, RDT POOL TEST0       4709300       1        175               175
T404006-1    C5D                  10/21/96  10/16/96  N  ADAPT HOLD FIXT, RDT          4709300       1        421               421
T404006-2    C5D                  01/14/92  07/02/96  N  ADAPT HOLD FIXT, RDT          4709300       1        421               421
TE254416     9820                 06/05/97  09/17/96  N  COIL ASSY TEST FIXTURE                      1       1170              1170
TE256000-3   C5D DOS              01/23/92  07/02/96  Y  GAGE, HELICOID PRESSUR0       4709300       1        950               950

                                                                                                Tooling               46      41431
                                                                                                Test Equip.            2       2120
                                                                                                Total                 48      43551

4-JUN-97                                                               Page:1                                         TOOL MASTER

Contract Number: N00383-88-G-K301                    Description: Q13B SPEC TOOL/TEST EQUIP                         Customer: USN

Tool Number   Location/Vendor      Loc Date  PM Date  Cal Tool Description            Part Number  Qty  Unit Cost  Rework Tot. Cost
-----------   ---------------      --------  -------  --- ----------------            -----------  ---  ---------  ------ ---- ----

T207231       C6E                  06/17/93  07/02/96  N  DRILL JIQ                   10872184567    1        321               321
T207232       C6E                  06/17/93  07/02/96  N  DRILL JIQ                   1087218        1        478               478
T207233       C6E                  06/17/93  07/02/96  N  DRILL JIQ                   1087218-2      1        198               198
                                                                                      1087218-1
T207234       C6E                  06/17/93  07/02/96  N  ALIGNMENT FIXTURE           1087218-3      1         78                78
T207385-ABCD  C6D                  09/30/93  07/02/96  N  PRESSURE TEST FIXTURE       1060394        1        322               322
T207395&A     C4D                  08/05/96  08/05/96  N  PRESSURE TEST FIXTURE       1048920        1        494               494
T207397       C5D                  09/30/98  07/02/98  N  TEST PLATE                  1067248        1        170               170
T207611       C3F                  02/28/92  08/27/96  N  DRILL JIQ                   1043165        1        212               212
T207631       C3F                  03/03/92  06/27/96  N  MOLD                        1057269        1        590               590
T207650       SONFARRELL, INC.     12/04/72  07/12/96  N  MOLD                        1067222        1       2219              2219
T207664-1     C2B                  06/02/98  06/27/96  N  BOND  & LOCATE FIXTURE      1049927        1         57                57
T207664-2     C2B                  06/02/98  08/27/96  N  BOND & LOCATE FIXTURE       1049927        1         57                57
T207664-3     C2B                  06/02/92  08/27/96  N  BOND & LOCATE FIXTURE       1049927        1         57                57
T207664-4     C2B                  08/23/94  06/27/96  N  LOCATING FIXTURE            1049927        1         57                57
T207727-1     C7A                  05/14/96  08/02/96  N  BAFFLE HOLDING FIXTURE      3187780        1         63                63
                                                                                      1049928
T207727-2     TELFWHSE             08/01/93  08/02/96  N  BAFFLE HOLDING FIXTURE      1049928        1         63                63
                                                                                      3187780
T207727-3     TELFWHSE             08/01/93  08/02/96  N  BAFFLE HOLDING FIXTURE      3187780        1         38                38
                                                                                      1049926
T207727-4     TELFWHSE             08/01/93  08/02/96  N  BAFFLE HOLDING FIXTURE      3187780        1         63                63
                                                                                      1049928
T207727-5     TELFWHSE             08/01/93  08/02/95  N  BAFFLE HOLDING FIXTURE      3187780        1         63                63
                                                                                      1049928
T207727-6     TELFWHSE             08/01/93  08/02/96  N  BAFFLE HOLDING FIXTURE      3187780        1         63                63
                                                                                      1049920
T207727-7     TELFWHSE             08/01/93  08/02/96  N  BAFFLE HOLDING FIXTURE      3167780        1         63                63
                                                                                      1049928
T207776       9852B                01/10/78  08/09/96  N  TANK TEST FIXTURE           1049980        1        159               159
T207965       LINMOLD CO.          03/08/73  07/12/95  N  MOLD                        1067240-998    1        724               724
T208013       TELFWHSE             08/01/93  08/02/96  N  ALUMINUM DIE, FWD END       1050364        1       2970              2970
T208014       TELFWHSE             08/01/93  08/02/96  N  ALUMINUM DIE                1050364        1       2359              2309
T208015       TELFWHSE             08/01/93  08/02/96  N  PUSHOFF RING                1060364        1         31                31
T208018       TELFWHSE             08/01/93  08/02/96  N  STEEL MANDREL               1060384        1       1082              1082
T208118       RUBBERCRAFT          11/11/85  07/17/96  N  MOLD, COYER FLANGE          1070522        1        417               417
T208355       C7B                  01/30/97  07/10/96  N  SHAKE TEST FIXTURE (1 SET)  1049201        1         25                25
T208556       BLOOMERS METAL STAMP 09/21/77  07/10/96  N  FORM DIE                    1048304        1        862               662
T208557       BLOOMERS METAL STAMP 09/21/77  07/10/96  N  FORM DIE                    1048364        1        285               285
T208682A/B    G & D INDUSTRIES     02/26/87  07/23/96  N  DRILL JIG & GAGE            1047160        1        834               834
T209075       J4D                  02/20/96  02/20/96  N  TANK TEST FIXT              1049928        1          0                 0
T209151       C4B                  03/11/92  06/28/96  N  HYDRO STD ADAPTER           1049928        1        167               167
T211537       C4F                  02/27/92  07/01/96  N  DRILL JIG                   3134269        1         93                93
T211538       C5F                  11/02/94  07/02/96  N  PERM MOLD                   3153771        1        246               246
T211600       C5A                  03/05/92  07/01/96  N  TEMPLATE                    3134276        1         28                28
T211601       C5A                  03/05/92  07/01/96  N  TEMPLATE                    3134272-1      1         16                16
T211602       C5A                  03/05/92  07/01/96  N  TEMPLATE                    3134272-2      1         16                16
T211603       C5A                  03/05/92  07/01/96  N  TEMPLATE                                   1         33                33
T211619       C5A                  03/05/92  07/01/96  N  TEMPLATE                    3134263-1      1         97                97
T211620       C6E1                 02/28/92  01/09/96  N  ROUTER FIXTURE              3134263-1      1         81                81

4-JUN-97                                                        Page:                                                   TOOL MASTER

Contract Number: N00019-97-G-0008                        Description: ST/STE                                          Customer: USN

Tool Number   Location/Vendor      Loc Date  PM Date  Cal Tool Description         Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------   ---------------      --------  -------  --- ----------------         -----------  ---  ---------  ------  ---- ----

T211623       TURNER CASTING CORP. 07/25/91  07/12/96  N  WOOD PATTERN             3153759        1        331                331
T211624       C6F                  02/27/92  07/09/96  N  WOOD PATTERN             3153766        1        329                329
T211648       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3152716-1      1         45                 45
T211664       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3134317        1         41                 41
T211665       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3154333-1      1         45                 45
T211666       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3154333-2      1         37                 37
T211667       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3154271        1         33                 33
T211670       ACE RUBBER CO.       04/19/72  07/01/96  N  CAVITY MOLD              1060397        1        971                971
T211672       C3F                  02/20/92  06/27/96  N  CAVITY MOLD              3153078        1        229                229
T211779       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3154340-1      1        113                113
T211780       C5A                  03/05/92  07/01/96  N  MOLD FIXTURE             3154940-1      1         64                 64
T211781       C5A                  03/05/92  07/01/96  N  TEMPLATE                 315340-2       1         33                 33
T211782       C5A                  11/03/94  07/01/96  N  TEMPLATE                 3154342        1         28                 28
T211812       C5E                  06/24/93  07/02/96  N  PERMANENT MOLD           3153755        1        487                487
T211813ABCD   TEMPCO               09/11/90  07/10/96  N  CASTING MOLD             3144273        1        608                608
T211847A/B    G & D INDUSTRIES     02/26/87  07/23/96  N  FABRIC MODELS                           1        639               1270
T211849       G & D INDUSTRIES     02/26/87  07/23/96  N  HI-TEMP DIE              3166690        1        749                749
T211860A/B    G & D INDUSTRIES     02/26/87  07/23/96  N  DRILL/TRIM FIXTURE       3165990        1        555                555
T211851       G & D INDUSTRIES     02/26/87  07/23/96  N  FABRIC MODELS            3165990        1        333                333
T211852       G & D INDUSTRIES     02/27/87  07/23/96  N  HI TEMP DIE              3165070        1        360                360
T211911       TEL FWHSE            08/01/93  08/02/96  N  COMPRESSION MOLD         3149664        1       3692               3692
T212172       F2A                  07/31/95  07/12/96  N  CABLE HARNESS BRD REV A  3134270        1         43                 43
T213144       C3F                  02/03/92  06/27/96  N  SINGLE CAVITY MOLD       3152816-1      1        322                322
T213322       TELFWHSE             08/01/92  08/02/96  N  CHECK FIXTURE            1000365        1        643                643
T213537-1     C5C                  09/30/93  07/01/96  N  LOCATING TOOL            3167509        1         50                 50
T213537-2     C5C                  03/09/80  08/09/96  N  LOCATING TOOL            3167509        1         50                 50
T213537-3     C5C                  09/30/93  07/01/96  N  LOCATING TOOL            3167689        1         50                 50
T213537-4     C5C                  08/09/96  08/09/96  N  LOCATING TOOL            3167589        1         50                 50
T213537-5     C5C                  09/30/93  07/01/96  N  LOCATING TOOL            3167589        1         50                 50
T2136772A     C5E                  06/17/93  07/02/96  N  DRILL FIXTURE            3153200        1        498                498
T215466       C5A                  03/05/92  07/01/96  N  TEMPLATE                 3166495        1        385                385
T216629-1     C5A                  03/05/92  07/01/96  N  SPANNER WRENCH           3161360        1         54                 54
T216629-2     C5A                  03/05/92  07/01/96  N  SPANNER WRENCH           3103186        1         54                 54
T216238       C5A                  03/05/92  07/01/96  N  WALES TEMPLATE                          1        147                147
T216239       C5A                  08/21/96  07/01/96  N  WALES TEMPLATE                          1         49                 49
T216240       C5A                  03/05/92  07/01/96  N  WALES TEMPLATE                          1        134                134
T216241       C6E4                 02/20/92  07/09/96  N  ROUTER PLATE                            1        206                206
T216242       C5A                  03/05/92  07/01/96  N  ROUTER PLATE                            1         79                 79
T216243       C5A                  03/05/92  07/01/96  N  ROUTER PLATE                            1         60                 60
T216351       C5A                  03/05/92  07/01/96  N  P. C. TEMPLATE                          1         30                 30
T216352       C6E4                 02/20/92  07/09/96  N  ROUTER PLATE                            1        243                243
T216354       C5A                  03/05/92  07/01/96  N  ROUTER PLATE                            1         57                 57
T216355       C5A                  03/05/92  07/01/96  N  WALES TEMPLATE                          1         79                 79
T216357       C6E3                 02/20/92  07/09/96  N  P. C. TEMPLATE                          1         42                 42
T216358       C5A                  10/19/93  07/01/96  N  WALES TEMPLATE                          1         49                 49
T216359       C5A                  03/01/93  07/01/96  N  WALES TEMPLATE                          1         42                 42
T216360       C5A                  03/05/92  07/01/96  N  WALES TEMPLATE                          1         42                 42
T216361       C5A                  09/09/96  07/01/96  N  WALES TEMPLATE                          1         91                 91
T216362       C5A                  03/05/92  07/01/96  N  WALES TEMPLATE                          1         42                 42
T216378       C5A                  03/05/92  07/01/96  N  DRILL FIXTURE                           1        246                246

4-JUN-97                                                             Page:                                             TOOL MASTER

Contract Number: N00383-88-G-K301                              Desription: ST/STE                                    Customer: USN

Tool Number Location/Vendor  Loc Date  PM Date  Cal Tool Description           Part Number   Qty  Unit Cost  Rework    Tot. Cost
----------- ---------------  --------  -------  --- ----------------           -----------   ---  ---------  ------    ---- ----

T216453     C5A              10/29/93  07/01/96  N  WALES TEMPLATE                             1         85                   85
T216455     C5A              03/05/92  07/01/96  N  PANTO MASTER                               1        198                  198
T216415     C5A              05/03/93  07/01/96  N  WALES TEMPLATE                             1        122                  122
T216416     C5A              03/05/92  07/01/96  N  DRILL FIXTURE                              1        295                  295
T216417     C6E3             04/13/94  07/09/96  N  WALES TEMPLATE                             1        129                  129
T216418     C5A              03/09/93  07/01/96  N  WALES TEMPLATE                             1        122                  122
T216419     C6E3             03/09/93  07/09/96  N  WALES TEM[LATE                             1        262                  262
T216420     C6E1             03/09/93  07/09/96  N  WALES TEMPLATE                             1        246                  246
T216421     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         77                   77
T216422     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         80                   80
T216423     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        160                  160
T216439     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         48                   48
T216440     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         91                   91
T216441     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        142                  142
T216443     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         99                   99
T216445     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        114                  114
T216447     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1         83                   83
T216448     C6E2             0205/92   0709/96   N  WALES TEMPLATE                             1        122                  122
T216449     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        152                  152
T216451     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        236                  236
T216452     C6E2             02/20/92  07/09/96  N  ROUTER PLATE                               1        137                  137
T216453     C5A              03/05/92  07/01/96  N  WALES TEMPLATE                             1        293                  293
T216454     C6E1             02/20/92  07/09/96  N  WALES TEMPLATE                             1        129                  129
T216455     C6E2             02/28/92  07/09/96  N  ROUTER PLATE                               1        214                  214
T216456     C6E1             02/20/92  07/09/96  N  P. C. TEMPLATE                             1        297                  297
T216457     C6E1             02/20/92  07/09/96  N  P. C. TEMPLATE                             1        103                  103
T216458     C6E1             02/20/92  07/09/96  N  P. C. TEMPLATE                             1        103                  103
T216459     C6E3             09/30/92  07/09/96  N  P. C. TEMPLATE                             1         73                   73
T216460     C6E3             12/05/93  07/09/96  N  P. C. TEMPLATE  P/N REV C                  1         80                   80
T216461     C6E3             12/08/93  07/09/96  N  P. C. TEMPLATE                             1         72                   72
T216462?A   C6E1             05/07/95  07/09/96  N  P. C. TEMPLATE                             1         90                   90
T216465     C5A              05/10/92  07/01/96  N  SPOT WELD  FIXTURE                         1         77                   77
T2164652-A  C6E4             04/13/94  07/09/96  N  SHEAR & ROUTER TEMP REV A  3184045-2       1        171                  171
T216478     C5A              03/05/92  07/01/96  N  PREP  FIXTURE                              1         19                   19
T216485     C5A              03/01/93  07/01/96  N  WALES TEMPLATE                             1         42                   42
T216488     TOWSON           04/26/94  09/30/96  N  PREP FIXTURE                               1         31                   31
T216491     C5A              03/0/92   07/01/96  N  WALES TEMPLATE                             1         49                   49
T216500-1   C5A              09/27/96  07/01/96  N  PREP BLOCK                                 1         10                   10
T216500-2   C5A              07/01/96  09/27/96  N  PREP BLOCK                                 1         10                   10
T216505     C5A              03/21/94  07/01/96  N  WALES TEMPLATE                             1         54                   10
T216522?-A  C5A              03/05/92  07/01/96  N  PREP FIXTURE                               1        245                  245
T216567-1   9852B            06/17/96  08/17/96  N  ALIGNMENT FIXTURE          3183305-601     1         74                   74
T216567-2   9852B            06/17/96  08/17/96  N  ALIGNMENT FIXTURE          3183305-601     1         74                   74
T217147     C5A              03/06/92  07/01/96  N  TEMPLATE                   3188469-4       1        127                  127
T217828     C5A              03/06/92  07/01/96  N  MOLD FIXTURE               1049920         1        201                  201
T217829     C4C              03/12/92  08/28/96  N  STRAIGHTENING TOOL         1049920         1        440                  440
T217835     C5A              03/05/92  07/01/96  N  DRILL FIXTURE                              1        405                  405
T217838-1   C4B              03/11/92  08/28/96  N  HOLD  FIXT. PRE AMP        3135110         1        137                  137
T217838-2   C4B              03/11/92  08/28/96  N  HOLD FIXT. PRE  AMP        3135110         1        137                  137
T217846     C5A              08/24/94  07/01/96  Y  STATION HEADER FIXTURE                     1        500                  500

4-JUN-97                                                         Page:                                                 TOOL MASTER

Contract Number: N00383-88-G-K301                          Description: ST/STE                                       Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description            Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------            -----------  ---  ---------  ------  ---- ----

T217913      C5A              03/05/92  07/01/96  N  WALES TEMPLATE              3183111        1         30                 30
                                                                                 3183111-1&2
T217966      C5A              03/06/92  07/01/95  N  DRILL TEMPLATE              3183204-001    1         65                 65
T217967      C5A              03/06/92  07/01/96  N  DRILL TEMPLATE              3182504-001    1         65                 65
T217968      C5A              03/06/92  07/01/96  N  DRILL TEMPLATE              31835??-001    1         65                 65
T217969      C5A              03/06/92  07/01/96  N  DRILL TEMPLATE              3183804-001    1         65                 65
T218121      C5B              03/09/92  07/01/96  N  TEMPLATE                    3198341-2      1         45                 45
                                                                                 3198341-1
T218427      C5B              03/09/92  07/01/96  N  SHEAR TEMPLATE              3310718-5      1         41                 41
                                                                                 3310718-6
T218248-1    CAL LAB          05/04/97  06/14/96  Y  CRIMPER                     3310700        1          0                  0
T218248-2    C4A              03/15/97  07/10/96  Y  CRIMP TOOL                  3310700        1         70                 70
T218248-3    9852E            03/05/96  06/21/96  Y  HAND CRIMP TOOL             3310700        1         70                 70
T218249-1    9852E            03/16/97  07/01/96  Y  HAND CRIMP TOOL             3310700        1        140                140
T218249-2    CAL LAB          06/04/97  05/10/95  Y  CRIMP TOOL                  3310700        1         70                 70
T218249-3    9852E            03/05/96  07/10/96  Y  HAND CRIMP TOOL             3310700        1         70                 70
T218257      F3A              03/07/97  07/15/96  N  CABLE BOARD                 3310574-101    1        216                216
T218258      F2A              02/16/92  07/12/96  N  CABLE BOARD                 331074?        1        104                104
T218259      F3A              03/07/97  07/15/96  N  CABLE BOARD                 331074?        1        520                520
T2182??      F3A              03/07/97  08/09/96  N  CABLE BOARD                 3310666-102    1       5350               5350
T218287      C7E6             02/28/92  07/10/96  N  TEMPLATE                    3310669-1      1         74                 74
T218288      C6E17            02/20/92  07/09/96  N  TEMPLATE                    3310669-2      1         91                 91
T218296      C6E21            02/21/92  07/09/96  N  PANTO MASTER                3310662-1      1        158                158
T218297      C5B              01/03/94  07/01/96  N  TEMPLATE                    3183406        1         99                 99
T218298      C6E18            02/20/92  07/09/95  N  TEMPLATE                    3310662-2      1         87                 87
T218299      C6E18            02/21/92  07/09/96  N  TEMPLATE                    3310662-3      1         87                 87
T218300      C5B              03/09/92  07/01/96  N  DRILL FIXTURE               3195284        1        125                125
T218302      C5B              02/20/92  07/01/96  N  SPOT WELDIMG FIXTURE        3192493        1        136                136
T218303      C5B              03/09/92  07/01/96  N  TEMPLATE                    3192493-3      1         52                 52
T218304      C5B              03/09/92  07/01/96  N  TEMPLATE                    3192493-2      1         52                 52
T218305      C5B              03/09/92  07/01/96  N  TEMPLATE                    3192493-1      1         52                 52
T218306      C5B              03/09/92  07/01/96  N  TEMPLATE                    3195407-?      1         26                 26
T218307      C6E14            02/28/92  07/09/96  N  TEMPLATE                     3194984       1         86                 86
T218308      C5B              03/09/92  07/01/96  N  TEMPLATE                    3194984-2      1        139                139
T218309      C6E6             02/20/92  07/09/96  N  WALES TEMPLATE              3310694-1      1        136                136
T218310      C5B              03/09/92  07/01/96  N  FORM TEMPLATE               3183778-4      1         61                 61
T218311      C5B              03/09/92  07/01/96  N  TEMPLATE                    3183778-7      1         87                 87
T218312      C5B              03/09/92  07/01/96  N  TEMPLATE, BRCKT CLMP REV B  3195926        1         71                 71
T218313      C6E6             02/20/92  07/09/96  N  TEMPLATE                    3310693-1      1        184                184
T218314      C5B              03/09/92  07/01/96  N  TEMPLATE                    3310693-2      1        187                187
T218315      C6E7             02/20/92  07/09/96  N  TEMPLATE, REV C             3310772-1      1        124                124
T218316      C5B              03/09/92  07/01/96  N  TEMPLATE                    3310772-2      1        112                112
T218317      C5B              03/09/92  07/01/96  N  TEMPLATE                    3310772-3      1        112                112
T218318      C6E19            02/21/92  07/09/96  N  TEMPLATE                    3310655-1      1         74                 74
T218320      C6E6             02/20/92  07/09/96  N  TEMPLATE                    3310679        1         61                 61
T218321      C6E6             02/21/92  07/09/96  N  PANTO MASTER                3310679        1        100                100
T218326      C6E9             02/20/92  07/09/96  N  TEMPLATE                    3310661        1        126                126
T218327      C5B              03/09/92  07/01/96  N  TEMPLATE                    3310826        1         48                 48
T218328      C5B              03/09/92  07/01/96  N  TEMPLATE                    3310827        1         48                 48
T218329      C6E15            02/20/92  07/09/96  N  TEMPLATE                    3310548-1      1        113                113

4-JUN-97                                                        Page:                                                  TOOL MASTER

Contract Number: N00383-88-G-K301               Description:Q13B SPEC TOOL/TEST EQUIP                                Customer: USN

Tool Number Location/Vendor Loc Date  PM Date  Cal Tool Description          Part Number  Qty  Unit Cost  Rework  Tot. Cost
----------- --------------- --------  -------  --- ----------------          -----------  ---  ---------  ------  ---- ----

T218330     C6E12           02/20/92  07/09/96  N  TEMPLATE                  3310648-2      1        113                113
T218331     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310648-3      1         26                 26
T218332     C6E6            02/21/92  07/09/96  N  TEMPLATE, REV D           3310659        1         74                 74
T218333     C6E5            02/20/92  07/09/96  N  TEMPLATE                  3310699        1         74                 74
T218334     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310698        1         61                 61
T218335     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310733        1         61                 61
T218336     C5E18           02/21/92  07/09/96  N  TEMPLATE                  3310708        1         87                 87
T218338     C5B             03/09/92  07/01/96  N  TEMPLATE, P/N REV D       3310656        1        149                149
T218339     C6E9            02/20/92  07/09/96  N  ROUTER PLATE              3310856        1        174                174
T218340     C6E12           02/20/92  07/09/96  N  TEMPLATE                  3310649-1      1        118                118
T218341     C5E19           02/21/92  07/09/96  N  TEMPLATE                  3310549-2      1         48                 48
T218343     C5B             05/05/93  07/01/96  N  TEMPLATE                  3310883-2      1         13                 13
T218344     C6E5            02/20/92  07/09/96  N  TEMPLATE                  3310846-7      1        139                139
T218345     C6E12           02/20/92  07/09/96  N  TEMPLATE                  3310846-10     1        168                168
T218346     C6E5            02/20/92  07/09/96  N  TEMPLATE                  3310845-11     1        128                128
T218347     C6B             03/09/92  07/01/96  N  TEMPLATE                  3310852        1         74                 74
T218348     C6E7            02/20/92  07/09/96  N  TEMPLATE                  3310848-1      1        100                100
T218349     C6E6            02/20/92  07/09/96  N  TEMPLATE                  3310848-9      1        139                139
T218350     C637            02/21/92  07/09/96  N  TEMPLATE                  3310846-20     1         74                 74
T218351&A   C7E10           03/02/92  07/10/96  N  DRILL TEMPLATE            3310850        1        180                180
                                                                             3319245
                                                                             3310546
                                                                             3319246
T218352A    C7E8            03/02/92  07/10/96  N  DRILL FIXTURE             3310646        1        180                180
                                                                             3310246
T218356     C6E9            02/24/92  07/09/96  N  TEMPLATE                  3310688-1      1        400                400
T218357     C6B             03/09/92  07/01/96  N  TEMPLATE, P/N REV F       3310688-1      1        126                126
T218358     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310688-2      1         21                 21
T218359     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310688-3      1         48                 48
T218360     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310698-4      1         26                 26
T218361     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310714-1      1        100                100
T218362     C6E21           02/24/92  07/09/96  N  TEMPLATE                  3310714-1      1        129                129
T218363     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310731        1         48                 48
T218364     C6B             12/21/93  07/01/96  N  TEMPLATE                  3310315        1         74                 74
T218365     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310314        1         65                 65
T218366     C6B             03/09/92  07/01/96  N  TEMPLATE                  3310713        1         48                 48
T218367     C5E5            02/21/92  07/09/96  N  TEMPLATE                  3310817        1        113                113
T218368     C5B             03/09/92  07/01/96  N  TEMPLATE, P/N REV C       3310833        1         48                 48
T218369     C5B             05/05/93  07/01/96  N  TEMPLATE, P.N REV B       3310739        1         49                 49
T218370     C838            02/21/92  07/09/96  N  ROUTER PLATE, P/N REV B   3310729        1        100                100
T218371     C7E4            02/24/92  07/10/96  N  TEMPLATE                  3310654-1      1        300                300
T218372     C6E18           02/24/92  07/09/96  N  TEMPLATE,                 3310654-2      1         74                 74
T218373     C58             03/09/92  07/01/96  N  TEMPLATE, P/N REV F       3310654-3      1         65                 65
T218374     C8E9            02/24/92  07/09/96  N  TEMPLATE                  3310654-4      1        200                200
T218375     C6E19           02/24/92  07/09/96  N  TEMPLATE                  3310654-5      1         78                 78
T218376     C6E18           02/24/92  07/09/96  N  TEMPLATE                  3310654-6      1         25                 25
T218377     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310654-8      1        252                252
T218378     C5B             03/09/92  07/01/96  N  TEMPLATE                  3310654-9      1        103                103
T218379     C6E6            02/21/92  07/09/96  N  TEMPLATE                  3310654-10     1         74                 74
T218380     C6E19           02/24/92  07/09/96  N  TEMPLATE                  3310737        1         39                 39

4-JUN-97                                                          Page:                                               TOOL MASTER

Contract Number: N00383-88-G-K301                  Description:Q13BSPEC TOLL/TEST EQUIP                             Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description         Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------         -----------  ---  ---------  ------  ---- ----

T218381      C6E19            02/24/92  07/09/96  N  TEMPLATE                 3314162-1      1         87                 87
T218382      C5B              03/09/92  07/01/96  N  TEMPLATE                 3310019        1         95                 95
T218383      C7E6             02/24/92  07/10/96  N  TEMPLATE                 3310736        1        274                274
T218384      C7F              07/10/96  07/10/96  N  ROUTER FIXTURE           3310736        1        329                329
T218385      C7E9             03/02/92  07/10/96  N  TEMPLATE                 3310686        1        213                213
T218386      C5B              05/11/93  07/01/96  N  TEMPLATE                 3310712-1      1         74                 74
T218387      C7E6             03/02/92  07/10/96  N  ROUTER FIXTURE           3310689-1      1        352                352
T218388      C7E6             03/02/92  07/10/96  N  TEMPLATE ,P/N REV C      3310689-1      1        352                352
T218389      C6E12            02/24/92  07/09/96  N  PANTO MASTER             3310689-1      1         74                 74
T218390      C5B              03/09/92  07/01/96  N  TEMPLATE                 3310732        1         61                 61
T218399      F2A              02/10/92  07/12/96  N  CABLE BOARD              3310760        1        110                110
T218401      F3B              02/10/92  07/15/96  N  CABLE BOARD              3310744        1        223                223
T218404      C5B              03/09/92  07/01/96  N  LAYOUT TEMPLATE          3310689        1         87                 87
T218417      C6E21            02/24/92  07/09/96  N  PANTO MASTER             3310689        1        320                320
T218422ABC   C7E11            02/26/92  07/16/96  N  PANTO MASTER                            1        213                213
T218423      C7E6             02/24/92  07/10/96  N  TEMPLATE                 3310647-1      1        275                275
T218426      C6E9             02/24/92  07/09/96  N  TEMPLATE                 3310662-1      1        232                232
T218429      C6E21            02/24/92  07/09/96  N  PANTO MASTER             3310662-1      1         91                 91
T218432      C5B              03/09/92  07/01/96  N  TEMPLATE                 3314157-1      1        126                126
T218443      C5B              03/09/92  07/01/96  N  SHEAR & BRAKE FIXTURE    ?              1         39                 39
T218444      C5B              03/09/92  07/01/96  N  SHEAR & BRAKE FIXTURE    ?              1         48                 48
T218445      C5B              03/09/92  07/01/96  N  TEMP/SH/BR/FIXTURE       3310246-4      1         39                 39
T218447      C6E14            02/24/92  07/09/96  N  SHEAR & FORM TEMPLATE    3310646-5      1         61                 61
T218458      F2A              05/08/94  07/11/96  N  HARNESS BOARD            3310770-401    1        215                215
T218459      C5B              03/09/92  07/01/96  N  TEMPLAE                  8190038-3      1         48                 48
T218478      F3A              03/10/97  07/15/96  N  HARNESS BOARD, AZAI  P1  3310685-401    1         65                 65
T218480      F2A              02/10/92  07/12/96  N  HARNESS BOARD            3316665-403    1         65                 65
T218498      F3A              03/10/97  07/15/96  N  HARNESS BOARD J2         3316600-402    1        101                101
T218621      C5B              03/09/92  07/01/96  N  DRILL FIXTURE            3310834-1      1         50                 50
T218622      C5B              02/12/92  07/16/96  N  HOLD FIXTURE             3190099        1         75                 75
T218625      C5B              03/09/92  07/01/96  N  DRILL FIXTURE            3316686-5      1         60                 60
T218632      9234             07/06/87  08/08/96  N  MAKS ALIGN FIXT                         1        708                708
T218748      C5B              03/10/92  07/01/96  N  FORM TEMP                3190082-2      1         75                 75
T218754      C5B              03/10/92  07/01/96  N  TEMPLATE                 3310765        1        135                135
T400300      TELPWHSE         08/01/93  08/02/96  N  LAY-IP HOLD              1006364        1         28                 28
T400301      TELPWHSE         08/01/93  08/02/96  N  FOAM MOLD                1060364-1      1        419                419
T400302      TELPWHSE         08/01/93  08/02/96  N  FOAM MOLD                1000364-2      1        335                335
T400303      TELPWHSE         08/01/93  08/02/96  N  LAYUP MOLD               1060364-4      1         54                 54
T400304      TELPWHSE         08/01/93  08/02/96  N  MADREL                   1056364-3      1        431                431
T400306ABC   TELPWHSE         08/01/93  08/02/96  N  DRILL JIG                1000364        1        620                620
T400312      KLUNE            11/22/72  07/12/96  N  BLANK DIE                1049920-6      1        110                110
T400411      TELPWHSE         08/01/93  08/02/96  N  DRILL JIG                2669401        1        324                324
T400447      ACE TUBE CO.     07/28/71  07/10/96  N  CAVITY MOLD              1660301        1        260                260
T401132      C3F              02/28/92  06/27/96  N  SINGLE CAVITY MOLD       3051072        1        165                165
T401133      C3F              02/28/92  06/27/96  N  SINGLE CAVITY MOLD       3051073        1        180                180
T401143AB    C6F              02/28/92  07/09/96  N  PATTERN & CORE BOX       3151156        1       1305               1305
0T401144ABC  C2F              02/28/92  06/26/96  N  PATTEN & 2 CORE BOXES    3151157        1        985                985
T401145ABCD  C6F              02/28/92  07/08/96  N  PLASTIC PATTERN          3151158        1        795                795
T401421      INDUSTRIAL TUBE  07/02/71  07/17/96  N  FORMING TOOL             31655871       1        740                740

4-JUN-97                                                          Page:                                               TOOL MASTER

Contract Number: N00383-98-G-K301                           Description: ST/STE                                     Customer: USN

Tool Number  Location/Vendor   Loc Date  PM Date  Cal Tool Description          Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------   --------  -------  --- ----------------          -----------  ---  ---------  ------  ---- ----

T401599      G & D INDUSTRIES  02/26/87  07/23/96  N  PLASTER MOCKUP            3185355        1       2670               2670
T401600      G & D INDUSTRIES  02/26/87  07/23/96  N  MOLD                      3185355        1       2636               2636
T401601      G & D INDUSTRIES  02/26/87  07/23/96  N  FORNING TOOL A            3185355        1       1115               1115
T401602      G & D INDUSTRIES  02/26/87  07/23/96  N  FORNING TOOL B            3185355        0          0                  0
T401603      G & D INDUSTRIES  02/26/87  07/23/96  N  TRIM DRILL FIXTURE        3185355        1        676                676
T401605      G & D INDUSTRIES  02/26/87  07/23/96  N  EPOXY MOLD                3185350        1       1960               1960
T401606      G & D INDUSTRIES  02/26/87  07/23/96  N  EPOXY MOLD A              3185350        1        860                860
T401607      G & D INDUSTRIES  02/26/87  07/23/96  N  FORNING TOOL B            3185350        0          0                  0
T401608      G & D INDUSTRIES  02/26/87  07/23/96  N  TRIM DRILL FIXTURE        3185350        1        510                510
T401609      G & D INDUSTRIES  02/26/87  07/23/96  N  APPLY ROUTING FIXTURE     3185350        1        150                150
T401611      G & D INDUSTRIES  02/26/87  07/23/96  N  EPOXY MOLD                3185350        1        795                795
T402404      D5F POS           02/11/97  06/26/96  N  PROTRACTOR, REEL MACHINE  3323471        1        250                250
T402421      G & D INDUSTRIES  02/25/87  07/23/96  N  MOLD LOW FUNNEL           3318695        1       3500               3500
T402463      G & D INDUSTRIES  02/26/87  07/23/96  N  LAYUP MOLD                3165890        1       2500               2500
T603660-1    CICON             01/26/97  07/10/96  N  HARNESS HOLDING FIXTURE                  1        258                258
T603660-2    CICON             01/26/97  09/27/96  N  HARNESS HOLDING FIXTURE                  1        258                258
T603766      C6B               03/11/92  07/08/96  N  ROUTER PLATE              3310646        1        120                120
                                                                                3319246                  45                 45
T603767      C6B               03/11/92  07/06/96  N  SAW TEMPLATE              3319246        1         45                 45
T603768      C6B               03/11/92  07/06/96  N  SAW TEMPLATE              3310646        1         45                 45
T603769      C6B               03/11/92  07/09/96  N  SAW TEMPLATE              3319246        1         45                 45
                                                                                3310646
T603770      C6B               03/11/92  07/09/96  N  SAW TEMPLATE              3319246        1         45                 45
                                                                                3310646
T603771      C6B               03/11/92  07/09/96  N  SAW TEMPLATE              3310646        1         45                 45
                                                                                3319246
T603777      C6B               03/11/92  07/09/96  N  DRILL JIG                 3310834-2      1        100                100
T603780      C6B               03/11/92  07/09/96  N  ROUTER PLATE              3310846        1        120                120
                                                                                3319246
TE251006     D5A               09/27/96  09/27/96  N  POLAR & RES. HYDRO T/F                   1        110                110
TE251008     9852D             06/25/96  06/25/96     REEL MACH PANEL                          1        344                344
TE251008-4   D4B               06/25/96  06/25/96  N  TEST CONNECTOR P5657                     1        100                100
TE251008-5   D4B               06/25/92  06/25/96  N  TESTCONNECTOR P5019                      1        100                100
TE251008-6   D4B               06/25/96  06/25/96     CONTINUITY TEST FIXTURE                  1        100                100
TE251010     9852AR/O          05/10/89  06/09/96  N  JIFF-LIFT T/F                            1        175                175
TE251696     9234              04/12/93  06/17/96     T/F NAFI-4 & HYBRID 4F    3185210        1        875                875
TE251698     9234              04/14/93  06/17/96     T/F NAFI-3 & HYBRID 3F    3185205        1        767                767
TE251705     D6C               02/26/92  07/11/96  N  TEST FIXT, HYBRID 1021    3185240        1        324                324
TE251710     9762              06/20/90  09/27/96     T/F CURSOR POSITION CONT  3184674        1        511                511
TE251712     D6A               06/25/97  07/11/96  N  TEST FIXTURE              318370         1        347                347
TE251714     DSF POS           02/10/97  07/12/96  N  TEST FIXTURE                             1        316                316
TE251748     9234              04/13/93  06/17/96     TEST FIXTURE              3185220        1        300                300
TE251754     D7E               07/02/92  07/11/96  N  SONAR CABLE, SUPER TESTER                1        439                439
TE251757     9234              04/14/93  06/17/96     TEST FIXTURE              3185075        1        363                363
TE251760     9852BOOS          06/18/96  06/18/96     SYST ATP TEST STATION                    1       8450               8450
TE251760-1   9852BOOS          06/16/96  06/18/96     PANEL, METER                             1       1000               1000
TE251760-10  D7F POS           02/10/97  07/18/96  Y  OSCXLLOSCOPE                             1       3600               3600
TE251760-12  9852BOOS          06/10/96  06/18/96     PANEL, POWER CONTROL                     1        800                800

4-JUN-97                                                                 Page:                                         TOOL MASTER

Contract Number: N00383-88-G-K301                           Description: Q13B SPEC TOOL/TEST EQUIP                   Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description          Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------          -----------  ---  ---------  ------  ---- ----

TE251760-13  9852B            06/18/96  05/18/96     PANEL, 50HS POWER                        1        700                700
TE251760-14  9852B            06/18/95  05/18/96     PANEL, 400HS POWER                       1       1500               1500
TE251760-2   9852B            06/18/96  05/18/96     TIMER, COUNTER                           1       2500               2500
TE251760-3   9852BOOS         06/18/96  06/18/96     BURST GEN DRANETZ 206A                   1       5000               5000
TE251760-4   D7F POS          02/10/97  05/18/96     WAVEFORM SYNTHESIZER                     1       3000               3000
TE251760-5   9852B            06/18/96  06/18/96     CONTROL PANEL, MARTIX                    1      80000              80000
TE251760-6   9852B            06/18/96  05/18/96     CONTROL PANEL                            1      28761              28761
TE251760-7   9852B            06/18/96  06/18/96     BLOWER                                   1        150                150
TE251760-8   9852BOOS         06/18/96  05/18/96     PANEL, METER                             1       1500               1500
TE252142     9762             05/24/82  07/22/96  N  T/F K.C. TESTER D/A CONV  3184649        1        355                355
TE252143     D5F POS          02/10/97  07/11/96  N  SUPER TEST CABLE SA                      1        200                200
TE252144     9852B            12/12/80  06/13/96  N  TEST CABLE SB                            1        200                200
TE252146     D5F POS          02/10/97  09/27/96  N  TEST CABLE                               1        200                200
TE252147     D5F POS          02/10/97  06/13/96  N  SUPER TEST CABLE TO                      1        200                200
TE252162     9852B            07/22/96  07/22/96  N  TEST CABLE                               1        200                200
TE252167     DSF POS          02/10/97  07/11/96  N  SUPER TEST CABLE TF                      1        200                200
TE252168     DSF POS          02/10/97  07/11/96  N  SUPER TEST CABLE TG                      1        200                200
TE252170     9852B            06/13/96  06/13/96  N  TEST CABLE                               1        200                200
TE252171     9852B            05/13/96  06/13/96  N  TEST CABLE                               1        200                200
TE252181     9234             04/19/93  06/17/96     TEST FIXTURE              3185110        1        511                511
TE252182     9234             04/14/93  06/17/96     TEST FIXTURE              3185190        1        402                402
TE252184     9234             04/14/93  06/17/96     TEST FIXTURE              3185100        1        411                411
TE252185     9234             04/14/93  06/17/96     TEST FIXTURE              3185085        1        411                411
TE252186     9234             04/14/96  06/17/96     POWER DISTRIBUTOR BOX     3185230        1        411                411
TE252187     9234             04/14/93  06/17/96     POWER DISTRIBUTOR BOX     3185196        1        411                411
TE252188     9234             04/14/93  06/17/96     POWER DISTRIBUTOR BOX     31652.35       1        411                411
TE252189     9234             04/14/93  06/17/96     POWER DISTRIBUTOR BOX     3165000        1        377                377
TE252230     9234             04/14/93  06/17/96     I. F. HYBRID TEST FIXT    3185100        1        753                753
TE252230-1   DTC POS          02/10/97  09/27/96  Y  POWER SUPPLY                             1        550                550
TE252237     D5C              02/20/92  07/10/96  N  TEST FIXTURE, 1026                       1        700                700
TE252242     D3F POS          02/10/97  07/10/96  N  TEST HEAD                 3183370        1        225                225
TE252250     D3F POS          02/10/97  07/10/96  N  TEST HEAD                 3183450        1        225                225
TE252251     D3F POS          02/10/97  07/10/96  N  TEST HEAD                 3183355        1        250                250
TE252253     D3F POS          02/10/97  07/10/96  N  TEST HEAD                 3183225        1        183                183
TE252300     D4B              02/16/92  07/10/96     TEST FIXTURE                             1        653                653
TE252301     D5B              02/19/92  07/10/96  N  TEST FIXTURE              3185110        1        214                214
TE252304     9234             07/21/88  06/17/96     HYBRID TRIM FIXTURE                      1        214                214
TE252406     D3F POS          02/10/97  07/10/96  N  ADAPT MULTILAYER BOARD    3194811        1       1500               1500
TE252475     8900XDCR         10/30/79  08/09/96     NULLMETER                                1       3566               3566
TE252483     9852B            05/14/82  08/09/96     TEST FIXTURE              3188225        1        540                540
TE252484-1   D6B              02/25/92  07/11/96  N  T/F MAD GATING 2A11       3188483        1       1147               1147
TE252493     9852B            06/18/96  06/18/96     SONAR BITE CNTL A11       3196615        1       1500               1500
TE252494     9852B            06/18/96  06/18/96     DOME CONTROL T/F A2                      1        750                750
TE252652     9852B            06/18/96  06/18/96     TEST FIXTURE              3190366        1        500                500
TE252656-1   D4A              02/18/92  07/10/96  N  TEST FIXTURE A2A12        3188486        1       2703               2703
TE252657     9852B            06/18/96  06/18/96     TEST FIXTURE              3183426        1       3000               3000
TE252659     9852B            06/18/96  06/18/96     TEST FIXTURE              3198205        1       3205               3205
TE252672     9852B            06/18/96  06/18/96     TEST FIXTURE              3182630        1       1721               1721
TE252674     9852B            06/18/96  06/18/96     TEST FIXTURE              3316405        1       2256               2256
TE252675     9852B            06/18/96  06/18/96     TEST FIXTURE              3198740        1       2805               2805

4-JUN-97                                                         Page:                                                 TOOL MASTER

Contract Number: N00383-88-G-K301                           Description: ST/STE                                      Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description            Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------            -----------  ---  ---------  ------  ---- ----

TE252677     9852B            06/18/96  06/18/96     TEST FIXTURE                3163454        1       1721               1721
TE252678     9852B            06/18/95  06/18/95     TEST FIXTURE                3165460        1       1721               1721
TE252679     9852B            06/18/95  06/18/95     TEST FIXTURE                3165445        1       2233               2233
TE252938     D4B              07/18/95  06/18/96     TEST FIXTURE                3163630        1       1900               1900
TE252739     D4A              02/18/92  07/10/96  N  TEST FIXTURE                3167820        1       1921               1921
TE252740     D5B              02/19/92  07/10/95  N  TEST FIXTURE                3315780        1       2256               2256
TE252747     9852B            06/18/96  06/18/95     TEST FIXTURE                3185435        1       2776               2776
TE252748     9852B            06/18/95  06/1896   N  TEST FIXTURE, AMP DRIVER    3188209        1       1577               1577
TE252749     D5C 00S          02/20/92  07/10/96  Y  TEST FIXTURE                3315775        1       2050               2050
TE252765     9852B            06/18/96  06/18/96     TEST FIXTURE                31986610       1       2000               2000
TE252778     9852B            06/18/96  06/18/96     TEST FIXTURE                3196270        1        595                595
TE252803     9852B            05/15/96  06/18/96     TEST FIXTURE                3193465        1       1705               1705
TE252815     9852B            05/16/96  06/18/96     TEST FIXTURE                3195510        1       1700               1700
TE252818     9852B            05/18/96  06/18/96     TEST FIXTURE                3195565        1       2138               2138
TE252835     9852B            06/18/96  06/18/96     TEST FIXTURE                3199831        1        743                743
TE252836     9852B            06/18/96  06/18/96     TEST FIXTURE                3196575        1       2132               2132
TE252837     9852B            06/18/96  06/18/96     TEST FIXTURE                3310500        1       1542               1542
TE252846     9852B            06/18/96  06/18/96     TEST FIXTURE                3185430        1       2200               2200
TE252847     9852B            06/18/96  06/18/96     TEST FIXTURE                3183485        1       2200               2200
TE252848     9852B            06/18/96  06/18/96     TEST FIXTURE                3315750        1       2200               2200
TE252???     9852B            06/18/96  06/18/96     TEST FIXTURE                3315730        1       1700               1700
TE252850     9852B            06/18/96  06/18/96     TEST FIXTURE                3185290        1       2200               2200
TE252851     9852B            06/18/96  06/18/96     TEST FIXTURE                3183?95        1       1700               1700
TE252883     9852B            06/18/96  06/18/96     TEST FIXTURE                3195605        1       2336               2336
TE252855     9852B            06/18/96  06/18/96     TEST FIXTURE                3183270        1       1710               1710
TE252857     9852B            06/18/96  06/18/96     TEST FIXTURE                3183390        1       1100               1100
TE252864     9852B            06/18/96  06/18/96     TEST FIXTURE                3315760        1       2330               2330
TE252866     D3A              11/18/94  07/10/96  N  TEST FIXT, SERVO MECHANISM                 1       2118               2118
TE252873     9852B            06/18/96  06/18/96     TEST FIXTURE                3183230        1       1502               1502
TE252876     9852B            06/18/96  06/18/96     TEST FIXTURE                3198365        1       2688               2688
TE252881     9852B            06/18/96  06/18/96     TEST FIXTURE                3198255        1       2115               2115
TE252882     9852B            06/18/96  06/18/96     TEST FIXTURE                3183610        1       1542               1542
TE252888-1   TELFWHSE         06/18/93  08/02/96     END BELL TEST FIXTURE       3149654        1       2400               2400
TE252888-2   TELFWHSE         06/18/93  08/02/96     END BELL TEST FIXTURE       3149654        1       2400               2400
TE252896     9852B            06/18/96  06/18/96     TEST FIXTURE A2A?           3310695        1       2000               2000
TE252897     9852B            06/18/96  06/18/96     TEST FIXTSPEECH AMP A4      3190065        1       1800               1800
TE252898     9852B            06/18/96  06/18/96     TEST FIXT FUNCT GEN A4A1    3310715        1       2200               2200
TE252899     9852B            06/18/96  06/18/96     TEST FIXTLOG FILTR A4A2     3310720        1       2200               2200
TE252900     9852B            06/18/96  06/18/96     TEST FIXT MONITOR A5        3190280        1       2000               2000
TE252901     9852B            06/18/96  06/18/96     TEST FIXT MOD  CAR GEN A6   3190015        1       2000               2000
TE252903     9852B            06/18/96  06/18/96     TEST FIXT METER SEAL A?     3190085        1       2200               2200
TE25904      9852B            06/18/96  06/18/96     TEST FIXT PHASE DET A9      3190270        1       2000               2000
TE252905     9852B            06/18/96  06/18/96     TEST FIXT/SICCOND A 16      3190095        1       1800               1800
TE252916     9852B            06/18/96  06/18/96     TEST FIXT PHASE SHFTR A11   3190095        1       1800               1800
                                                                                 3190275
TE252917     9852B            06/18/96  06/18/96     T/F PREAMP ATTEN A12 A13    3190023        1       2000               2000
TE252918     9852B            06/18/96  06/18/96     TEST FIXT ECHO PROC A 14    3190045        1       2000               2000
TE252919     9852B            06/18/96  06/18/96     TEST FIXT RANGE DELAY A15   3190025        1       2000               2000
TE252920     9852B            06/18/96  06/18/96     T/F PULSE WIDTH/MSTR TIMR   3190075        1       2200               2200
TE252921     9852B            06/18/96  06/18/96     T/F HI VOLT REG A2A7        3310705        1       2000               2000

4-JUN-97                                                              Page:                                            TOOL MASTER

Contract Number: N00383-88-G-K301                     Description: 013B SPEC TOOL/TEST EQUIP                         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description           Part Number Qty  Unit Cost Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------           ----------- ---  --------- ------  ---- ----

TE252923     9852B            05/18/96  06/18/96     T/F MAD & SAD OSC A1A1A2   3310675       1       1800              1800
TE252924     9852E            09/19/95  08/21/96     T/F INTERFC BUFFER A1A1A1  3310725       1       2500              2500
TE252930     D6B              04/30/92  07/11/96  N  TEST FIXTURE OP            3190055       1        240               240
TE252931     D5B              02/19/92  07/10/96  N  TEST FIXT                  3162393       1       2350              2350
TE252932     9852B            06/18/96  06/18/96     CAL FIXT A2A8 LOW VOL. REG 3310595       1       1800              1800
TE252938     9852B            06/18/96  06/18/96  N  T/F COS SHAPER 4A14        3316150       1       2000              2000
TE252939     9852B            06/18/96  06/18/96     T/F MULTIPLEXER 4A14       3316155       1       2000              2000
TE254182     9234             04/14/93  06/17/95  N  TEST FIXT, ALC & LEVEL     3325690       1       1500              1500
TE254183     9234             04/14/93  06/17/95  N  TEST FIXT, D/A CONVERTER   3318663       1       1200              1200
TE254185     9234             04/14/93  06/17/96  N  TEST FIXT, AUDIO FILTER    3190431       1        800               800
                                                                                3189110
TE254186     9234             04/14/93  06/17/96  N  TEST FIXT, BANDPASS FILTER               1       1200              1200
TE254187     9234             04/14/93  06/17/96  N  TEST FIXT, #1 CONTINUITY                 1       1500              1500
TE254189     9234             04/14/93  06/17/96  N  TEXT FIXT, #2 CONTINUITY   3322393       1       1500              1500
                                                                                8013841
                                                                                3326598
                                                                                8013840
                                                                                8013845
                                                                                3326590
TE254245     9234             04/14/93  06/17/96  N  TEST FIXTURE               3327394       1       2000              2000
TE254247     9234             04/06/??  08/17/96  N  TEST FIXT ?? PRO #2        3310440       1       4300              4300
TE265146     TELFWHSE         08/01/93  08/02/96  N  HYDROPHONE                               1      10151             10151
TE265151     D7C              06/24/93  07/11/96  N  SONAR CABLE                              1       1174              1174
TE265155     D7D              03/24/92  07/11/96  Y  RECORD TEST SET                          1       5000              5000
TE270001     98520POS         10/28/95  06/25/96  Y  TENSIONING MACHINE         3162368       1       5416              5416
TE4251192-1  9284             07/09/87  07/16/96     BURN IN RACK S/N 1                       1        851               851
TE45105      C/L IFR          08/12/96  08/12/96     VAR O SHIFT GENERATOR      1046912       1       2722              2722
                                                                                          Tooling              307     84488
                                                                                          Test Equip.          139    275242
                                                                                          Total                446    359730

4-JUN-97                                                                     Page:                                      TOOL MASTER

Contract Number: N00019-92-G-0195                             Description:Q-13F SPEC TOOL/REEL MACH                   Customer: USN

Tool Number   Location/Vendor  Loc Date  PM Date   Cal  Tool Description             Part Number  Qty  Unit Cost  Rework  Tot. Cost
-----------   ---------------  --------  -------   ---  ----------------             -----------  ---  ---------  ------  ---- ----

403012-1      NAS FLA          02/02/95  10/15/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403012-2      9855A            05/03/95  05/25/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403012-3      NAS CA           02/02/95  09/18/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403013-1      NAS FLA          02/02/95  10/15/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403013-2      9855A            05/03/95  06/25/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403013-3      NAS CA           02/02/95  09/16/96   N   DRILL JIG DOME CONT 2 RYA    8030640        1       1342               1342
403016-1      NAS FLA          02/02/95  10/15/96   N   HOLE TEMP CBL RETNR REV A    8030640        1        898                898
403016-2      C5B              12/17/95  06/25/96   N   HOLE TEMP CBL RETNR REV A    8030640        1        898                898
403016-3      NAS CA           02/02/95  09/16/96   N   HOLE TEMP CBL RETNR REV A    8030640        1        898                898
403017-1      NAS CA           02/02/95  09/16/96   N   TOOL, DRIP PAN BRICKT REV A  8030640        1        500                500
403017-2      C5B              08/25/95  06/25/96   N   TOOL, DRIP PAN BRICKT REV A  8030640        1        500                500
403017-3      NAS FLA          02/02/95  10/15/96   N   TOOL, DRIP PAN BRICKT REV A  8030640        1        500                500
403018-1      NAS CA           02/02/95  09/15/96   N   CUTOUT GUIDE UPR PAN RY A    8030640        1        500                500
403018-2      C5B              06/25/95  06/25/96   N   CUTOUT GUIDE UPR PAN RY A    8030640        1        500                500
403018-3      NAS FLA          02/02/95  10/15/96   N   CUTOUT GUIDE UPR PAN RY A    8030640        1        500                500
403019-1      NAS CA           02/02/95  09/16/96   N   TOOL, UPPER DRIP PAN REV A   8030640        1        371                371
403019-2      C5B              06/25/95  06/25/96   N   TOOL, UPPER DRIP PAN REV A   8030640        1        371                371
403019-3      NAS FLA          02/02/95  10/15/96   N   TOOL, UPPER DRIP PAN REV A   8030640        1        371                371
403020-1      NAS CA           02/02/95  09/16/96   N   TOOL, MID DRIP PAN REV A     8030640        1        335                335
403020-2      C5B              05/25/96  06/25/96   N   TOOL, MID DRIP PAN REV A     8030640        1        335                335
403020-3      NAS FLA          12/02/95  ??         N   TOOL, MID DRIP PAN REV A     8030640        1        335                335
403021-1      NAS CA           12/02/95  09/16/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        273                273
403021-2      C5B              12/17/95  06/25/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        273                273
403021-3      NAS FLA          02/02/95  10/15/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        273                273
403022-1      C5B              05/03/95  07/08/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        644                644
403022-2      NAS CA           02/02/95  09/16/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        644                644
403022-3      NAS FLA          02/02/95  10/15/96   N   TEMPLATE CBL GUIDE REV A     8030640        1        644                644
403023-1      NAS CA           02/02/95  09/16/96   N   ALIGN TOOL CBL RETNR REV A   8030640        1       2019               2019
402023-2      9852D            05/03/95  08/25/96   N   ALIGN TOOL CBL RETNR REV A   8030640        1       2019               2019
402023-3      NAS FLA          02/02/95  10/15/96   N   ALIGN TOOL CBL RETNR REV A   8030640        1       2019               2019
                                                                                             Tooling                  34      24672
                                                                                             Test Equip.               0          0
                                                                                             Total                    34      24672

4-JUN-97                                                           Page:                                                TOOL MASTER

Contract Number: N00024-92-C-6501                            Description:TB-23X                                       Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description           Part Number Qty Unit Cost  Rework  Tot. Cost
-----------  ---------------  --------  -------  --- ----------------           ----------- --- ---------  ------  ---- ----

T403048      C7B              10/17/96  10/17/96  N  TERMINATION TOOL REV B                   1      1364               1364
T403050-1    C7B              06/05/96  06/05/96  N  MARKING BRACKET                          1       174     131        305
T403050-2    C7B              06/26/96  06/26/96  N  MARKING BRACKET                          1       174     131        305
T403050-3    C7B              06/26/96  06/26/96  N  MARKING BRACKET                          1       174     131        305
T403050-4    C7B              06/26/96  06/26/96  N  MARKING BRACKET                          1       174     131        305
T403054-1    C7B ABC          06/18/96  06/18/96  N  MOLD, MASTER                             1       192                192
T403054-2    C7B ABC          10/17/96  10/17/96  N  MOLD, MASTER                             1       192                192
T403055-1    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403055-2    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403055-3    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403055-4    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403055-5    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403055-6    C7B              10/17/96  07/09/96  N  CENTERING PIN                            1        44                 44
T403056-1    C7B              10/17/96  07/15/96  N  TENSION ADAPTER                          1       220                226
T403056-2    C7B              10/17/96  07/15/96  N  TENSION ADAPTER                          1       220                225
T403058/B    C7B              10/17/96  07/09/96  N  MARKING BRACKET                          1       435                435
T4053068     C7B              03/13/96  06/14/96  N  LMANDREL, HOSE GRINDER                   1       287                237
T403061      C7B              10/17/96  10/17/96  N  SLEEVE, COLLET, HOSE TERM                1       208                208
T403062      C7B              10/17/96  10/17/96  N  COLLET, HOSE TERM                        1       385                385
T403063      C7B              07/10/96  07/10/96  N  MOLD, LRH HOSE TERM                      1       534                534
T403064      C7B              07/10/96  07/10/96  Y  MOLD, HOSE TERM BOND STA                 1       534                534
T403068      ??               12/17/95  04/04/96  N  SAGE ASSEMBLY                            1       801                301
T403070      ??               09/25/95  09/14/96  N  COUPLER, HOSE                            1       237                237
T403071      8600 ENG         09/25/95  09/15/95  N  ADAPTER                                  1       359                359
T403072      8600 ENG         09/25/95  09/14/95  N  ADAPTER                                  1       292                292
T403073      C7B              06/13/96  06/14/96  N  ADAPTER                                  1       267                267
T403074A-1   8600             09/27/95  09/27/95  N  FITTING                                  1       148                148
T403074A-2   8600             09/27/95  09/27/95  N  FITTING                                  1       148                148
T403075      C7B              10/17/96  10/17/95  N  PULL PIG                                 1       208                208
T403078-1    C7B              07/10/96  07/10/96  N  TENSION TEST TOOL REY A                  1       878                878
T403078-2    C7B              07/10/96  07/10/96  N  TENSION TEST TOOL REY A                  1       878                878
T403078-3    C7B              07/10/96  07/10/96  N  TENSION TEST TOOL REY A                  1       876                878
T403078-4    C7B              07/10/96  07/10/96  N  TENSION TEST TOOL REY A                  1       878                878
T403082      C7B              02/26/97  06/04/86  Y  GAGE ASSY REV A                          1      1250               1260
                                                                                         Tooling                 24    13227
                                                                                         Test Equip.              0        0
                                                                                         Total                   34    13227

                                                  PROPERTY ADMINISTRATOR WORKSHEET

                                              DCRL FORM 098 DCRL SUP 1 TO DLAM 8135.1
-----------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: Allied Signal Ocean Systems            As of Date: 03/03/97                                                Page: 1
-----------------------------------------------------------------------------------------------------------------------------------
                  Estimated   Total Value                    Special     Other     Agency     Indust        Material
Control Number   Completion    Government        Special       Test      Plant    Peculiar     Plant
Type Contract       Date        Property         Tooling    Equipment  Equipment  Property   Equipment    CAP     GFM      Remarks
-----------------------------------------------------------------------------------------------------------------------------------

N00019-85-C-0148                   54       LI         3           51                                                      Sikorsky
                             $127,527        $      7239       120288                                                      AQS-13F
N00024-90-C-6013                  364       LI        62          302                                                      Northrop
                                                                                                                           -Grumman
                           $2,932,360        $    394768      2537592                                                      SQR-19
N00024-90-C-6031                    2       LI         1            1
                                 $837        $       437          400                                                      TARC
                              $12,040        $       425        11615                                                      TARC
N00024-92-C-6225                    5       LI         1            4                                                      Northrop
                                                                                                                           -Grumman
FP
                              $12,040        $       425        11615                                                      NSIS
                                    0       LI
                                   $0        $
                                    0       LI
                                   $0        $
Total                                       LI        68          362      0                   0        0       0      0
Total                                        $   403,294    2,681,510      0                   0        0       0      0
GRAND TOTAL LINE ITEMS                                                   430   GRAND TOTAL $$                             3,084,804

                                                  PROPERTY ADMINISTRATOR WORKSHEET

                                              DCRL FORM 098 DCRL SUP 1 TO DLAM 8135.1
-----------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: Allied Signal Ocean Systems            As of Date: 03/03/97                                                Page: 2
-----------------------------------------------------------------------------------------------------------------------------------
                  Estimated   Total Value                    Special     Other     Agency     Indust        Material
Control Number   Completion    Government        Special       Test      Plant    Peculiar     Plant
Type Contract       Date        Property         Tooling    Equipment  Equipment  Property   Equipment    CAP     GFM      Remarks
-----------------------------------------------------------------------------------------------------------------------------------
                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

Total                                       LI         0            0      0                   0          0        0       0
Total                                        $         0            0      0                   0          0        0       0
GRAND TOTAL LINE ITEMS                                                     0   GRAND TOTAL $$                                   0

                                                  PROPERTY ADMINISTRATOR WORKSHEET

                                              DCRL FORM 098 DCRL SUP 1 TO DLAM 8135.1
-----------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: Allied Signal Ocean Systems            As of Date: 03/03/97                                                Page: 3
-----------------------------------------------------------------------------------------------------------------------------------
                  Estimated   Total Value                    Special     Other     Agency     Indust        Material
Control Number   Completion    Government        Special       Test      Plant    Peculiar     Plant
Type Contract       Date        Property         Tooling    Equipment  Equipment  Property   Equipment    CAP     GFM      Remarks
-----------------------------------------------------------------------------------------------------------------------------------
                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

                                    0       LI
                                   $0        $

Total                                       LI         0            0      0                   0          0      0       0
Total                                        $         0            0      0                   0          0      0       0
GRAND TOTAL LINE ITEMS                                                     0   GRAND TOTAL $$                                  0

                                                  PROPERTY ADMINISTRATOR WORKSHEET

                                              DCRL FORM 098 DCRL SUP 1 TO DLAM 8135.1
-----------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE: Allied Signal Ocean Systems            As of Date: 03/03/97                                                Page: 4
-----------------------------------------------------------------------------------------------------------------------------------
                  Estimated   Total Value                    Special     Other     Agency     Indust        Material
Control Number   Completion    Government        Special       Test      Plant    Peculiar     Plant
Type Contract       Date        Property         Tooling    Equipment  Equipment  Property   Equipment    CAP     GFM      Remarks
-----------------------------------------------------------------------------------------------------------------------------------
                                            LI
                                             $

                                            LI
                                             $

                                            LI
                                             $

                                            LI
                                             $

                                            LI
                                             $

                                            LI
                                             $

                                            LI
                                             $

Total                                       LI        68          362      0                   0          0        0    0
Total                                        $    403294      2681510      0                   0          0        0    0
GRAND TOTAL LINE ITEMS                                                   430   GRAND TOTAL $$                             3,084,804

4-JUN-97                                                            Page:                                          TOOL MASTER

Contract Number: N00019-85-C-0148                         Description: AQS-13F ST/STE                            Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date  Cal Tool Description          Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------  --- ----------------          -----------  ---  ---------  ------  ----  ----

402843       STILLMAN SEAL    08/07/92  07/17/96  N  MOLD, SOL CAV, ELEMENT      3328838     1      3639                  3639
                                                                                 3328838
402898A/B    C4B              03/09/92  06/28/96  N  U-JOINT TENSILE FIXT                    1       300                   300
402963       STILLMAN SEAL    02/16/93  07/17/96  N  MOLD, BOOT BLADDER          8002763     1      3300                  3300
                                                                                 8002763
E254178      9234             04/14/93  06/17/96  N  BURN-IN BOARD               8013841     1      1500                  1500
E254179      9234             04/14/93  06/17/96  N  BURN-IN BOARD               8013845     1      1500                  1500
E254203      D4F POS          02/08/97  07/10/96  N  ESP TEST FIXT A3 BRD        8011756     1      1613                  1613
E254204      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A4 BRD        8011766     1      2419                  2419
E254205      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A8 BRD        8009381     1      1723                  1723
E254206      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A9 BRD        8011796     1      2266                  2266
E254207      D4F POS          02/08/97  07/10/96  N  ESP TEST FIXT A12 BRD       8011808     1      2472                  2472
E254208      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A13 BRD       8011816     1      1648                  1648
E254209      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A7 BRD        8013556     1      2418                  2418
E254210      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A14 BRD       8014086     1      1723                  1723
E254211      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A27 BRD       8011826     1      5152                  5152
E254212      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A28 BRD       8011831     1      4048                  4048
E254213      9852B            06/20/98  06/20/96  N  AUTO BRD T/S FIXT 4A29      8009235     1      1600                  1600
E254214      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A40 BRD       8011841     1      1880                  1880
E254215      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A38 BRD       8011836     1      2773                  2773
E254216      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A6 BRD        8013955     1      1526                  1526
E254217      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A?? BRD       ??          1      1890                  1890
E254218      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A1 BRD        8013966     1      1890                  1890
E254219      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A4 BRD        8013946     1      1890                  1890
E254220      D4F POS          02/08/97  07/11/96  N  ESP FIXT DOPPLER PROC       8013878     1      1000                  1000
E254222      9852B            06/20/96  06/20/96  N  AUTO BRD T/S FIXT 10A3      8011758     1      2500                  2500
E254223      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A5 BRD        8013961     1      1820                  1820
E254224      D4F POS          02/08/97  07/11/96  N  ESP TEST FIXT A7 BRD        8011788     1      2220                  2220
E254225      D4F POS          02/08/97  07/11/96  N  ESP T/F A1 CKT CD           8011381     1      1190                  1190
E254226      D4F POS          02/08/97  07/11/96  N  ESP T/F I/0-A2 CKT CD       80111388    1      1240                  1240
E254227      D4F POS          02/08/97  07/11/96  N  ESP T/F LED-A3 CKT CD       80111391    1      1080                  1080
E254230      9852B            07/01/88  06/20/96  N  IEEE-488 BUS S/N 753                    1      5899                  5899
E254231      9852EL           07/18/88  07/15/96  N  IEEE-488 BUS S/N 759        8013965     1      5899                  5899
E254232      9852EL           12/03/92  07/15/96  N  IEEE-488 BUS S/N 787                    1      5899                  5899
E254233      9852EL           10/02/88  08/02/96  N  IEEE-488 BUS S/N 789                    1      5899                  5899
E254234      D4E              07/18/96  08/14/96  N  TEST FIXT/ESP DOME CON      8014005     1      2610                  2610
E254235      D4F POS          02/06/97  07/11/96  N  ESP TEST FIXT A3 BRD        8013951     1      1990                  1990
E254239      9852             06/30/88  08/20/96  N  INTERFACE MOD PN (A28)      8011830     1      8000                  8000
E254242      9852             06/18/88  08/20/96  N  AUTO BRD T/F 10A9 BRD       8011795     1      1500                  1500
E254243      9852             06/24/88  08/20/96  N  AUTO BRD T/F PM 10A12       8011805     1      2000                  2000
E254244      9852             06/28/88  08/20/96  N  AUTO BRD T/F A40 FRT        8011640     1      1800                  1800
E254245      9852             07/05/88  08/20/96  N  AUTO BRD T/F DOME A10       8013970     1      2000                  2000
E254248      D4F POS          02/05/97  07/11/96  N  ESP TEST FIXT A24 BRD       8014026     1      2074                  2074
E254250      9852             07/19/88  08/20/96  N  AUTO BRD T/F DOME A1        8013955     1      1800                  1800
E254251      9852             07/20/88  08/20/96  N  AUTO BRD T/F MUX A18        8000190     1      1500                  1500
                                                                                 8011890
E254252      9852B            08/14/96  08/14/96  N  ESP CABLE 23E                           1       250                   250
E254253      9852B            08/14/96  08/14/96  N  ESP CABLE 24E                           1       250                   250
E254254      9852B            08/14/96  08/14/96  N  ESP CABLE 25E                           1       250                   250
E254256      9852B            08/14/96  08/14/96  N  ESP CABLE 27E                           1       100                   100

4-JUN-97                                                           Page:                                              TOOL MASTER

Contract Number: N00019-85-C-0148                       Description: AQS-13F ST/STE                                 Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date   Cal  Tool Description           Part Number  Qty  Unit Cost  Rework  Tot.  Cost
-----------  ---------------  --------  -------   ---  ----------------           -----------  ---  ---------  ------  ----  ----

E254257      9852             09/12/88  08/20/96   N   TEST FIXT/PC BRD 3A24      8014530-401   1      600                    600
                                                                                  8014025
E254258      9852             08/26/88  08/20/96   N   TEST FIXT A27 BRD          8011825       1     1500                   1500
                                                                                  8013990
E254258-1    9852             08/26/88  08/20/96   N   TEST CABLE A27 BRD         8011825       1      300                    300
                                                                                  8013990
E254259      D4F POS          02/06/97  07/11/96   N   ESP CARD HOLD, IND BRD                   1      365                    365
E254279      9852             01/17/89  08/20/96   N   INTERFACE MOD FM (A37)                   1     1800                   1800
E254280      9852             04/05/89  08/20/96   N   AUTO T/F A38 BRD ASSY      8011835       1     2500                   2500
E254365      TOWSON           04/19/94  09/13/96   N   T/F HP 3085 MUX A10, A17   8014075       1    10522                  10522
                                                                                  8014070

                                                                                       Tooling                 3             7239
                                                                                       Test Equip.            51           120288
                                                                                       Total                  54           127527

ORIGINAL DATE: MARCH 1, 1996                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.    BarCode       CATEGORY                   DESCRIPTION
3/24/97    CAN  VIM  PWA  TB-16     Number        TE NUMBER
-------------------------------------------------------------------------------------------------------------
                                  0030983.00   1 FITS SUBASSY STE
  X                               0030983.01   TE254358-1              AFT DATA #1 TEST FIXTURE
  X                               0030983.02   TE254358-2              VOLTAGE MONITOR 1213D3903
  X                               0030983.03   TE254358-3              ?? 1213D3891
  X                               0030983.04   TE254358-4              AFT DATA #2 1213D3899
  X                               0030983.05   TE254358-5              CONTROL BOARD ITA PART 1
  X                               0030983.06   TE254358-6              CONTROL BOARD ITA PART 2
  X                               0030983.07   TE254358-7              LINE DRIVER #1 1215A3814
  X                               0030983.08   TE254358-8              LINE DRIVER #2
  X                               0030983.09   TE254358-9              CABLES

                                  0030984.00   2 T/A PWA FIXTURES
  X                   X           0030984.01   TE254359-1              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.02   TE254359-2              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.03   TE254359-3              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.04   TE254359-4              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.05   TE254359-5              ZEHNTEL IN CIRCUIT TEST FIX.

  X                   X           0030984.06   TE254359-6              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.07   TE254359-7              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.08   TE254359-8              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           003098409    TE254359-9              ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.10   TE254359-10             ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.11   TE254359-11             ZEHNTEL IN CIRCUIT TEST FIX.
  X                   X           0030984.12   TE254359-12             ZEHNTEL IN CIRCUIT TEST FIX.

                                  0031037.00   3 T/A CAN FIXTURES
  X         X                     0031037.01  TE254360-1 SN1           VIBRATION TEST FIXTURE
  X         X                     0031037.02  TE254360-1 SN2           SOLID DELRIN VIBRATION FIXTURE QTY 1
  X         X                     0031037.03  TE254360-1 SN3           SOLID DELRIN VIBRATION FIXTURE QTY 1
  X         X                     0031037.04  TE254360-2 SN 1 (2PCS)   SOLID DELRIN VIBRATION FIXTURE QTY 1
  X         X                     0031037.05  TE254360-2 SN 2 (2PCS)   SOLID DELRIN VIBRATION FIXTURE QTY 1
  X         X                     0031037.06  TE254361-1               TDM A11 CAL/CGA COMM RECV
  X         X                     0031037.07  TE254361-2               TDM A4 OVERVOLTAGE PROTECTOR
  X         X                     0031037.08  TE254361-3               TDM A3 SHUNT REGULATOR
  X         X                     0031037.09  TE254361-4               TDM A27 CALIBRATOR
  X         X                     0031037.10  TE254361-5               HDTM A7 AFT VOLTAGE MONITOR
  X         X                     0031037.11  TE254361-6               TDM A13 AMT D/D
  X         X                     0031037.12  TE254361-7               TDM A7 NAD/VLF VOLTAGE REG
  X         X                     0031037.13  TE254361-8               TDM A9 FORWARD POWER SUPPLY
  X         X                     0031037.14  TE254361-9               TDM A21,A22,A23 GCA/SAMPLE HOLD
  X         X                     0031037.15  TE254361-10              TDM A18 AD CONVERTER
  X         X                     0031037.16  TE254361-11              HDTM A13 HEADING SENSOR
  X         X                     0031037.17  TE254361-12              TDM A24 INVERSE GCA/?? FILTER
  X         X                     0031037.18  TE254361-13              VLFM A5 3.1 ACOUSTIC MUX
  X         X                     0031037.19  TE254361-14              CABLE LINE DRIVER
  X         X                     0031037.20  TE254361-15              TDM A5 A6 + 39V ACOUSTIC REG



 MAKE   MODEL      SERIAL #       VALUE
------------------------------------------------------------
                                  $ 38,507.00
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX                       NSP
BENDIX             SN 1-7    NSP


MGB     1418Z      962            $ 6,095.00
MGB     1418Z      939            $ 6,095.00
MGB     1418Z      965            $ 6,095.00
MGB     1418Z      984            $ 6,095.00
MGB     1418Z      987            $ 6,095.00

MGB     1418Z      951            $ 6,095.00
MGB     1418Z      988            $ 6,095.00
MGB     1418Z      955            $ 6,095.00
MGB     1418Z      ??             $ 6,095.00
MGB     1418Z      963            $ 6,095.00
MGB     1418Z      980            $ 6,095.00
MGB     1418Z      956            $ 6,095.00

                                $ 216,892.00
                   S/N 1     NSP
                   S/N 2     NSP
                   S/N 3     NSP
                             NSP
                             NSP
BENDIX  1213D0359            NSP
BENDIX  1213D3546            NSP
BENDIX  1213D03??            NSP
BENDIX  1213D3683            NSP
BENDIX  1213D3380            NSP
BENDIX  1213D3779            NSP
BENDIX  1213D3851            NSP
BENDIX  1213D3657            NSP
BENDIX  1213D0357            NSP
BENDIX  1213D0359            NSP
BENDIX  1213D0369            NSP
BENDIX  1213D0920            NSP
BENDIX  1213D3482            NSP
BENDIX  1213D0382            NSP
BENDIX  1213D0689            NSP

ORIGINAL DATE: MARCH 1, 1996                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy Inv. REQUEST TO KEEP FOR:

Found                    Trans.  BarCode     CATEGORY      DESCRIPTION
3/24/97  CAN  VIM   PWA  TB-16   Number      TE NUMBER
-------------------------------------------------------------------------------------------------
X        X                       0031037.21  TE254361-16   HDTM A2 AFT/A/D CONVERTER
X        X                       0031037.22  TE254361-17   HDTM A8 AFT P/S
X        X                       0031037.23  TE254361-18   LFAM ACOUSTIC MUX LINE DRIVE A2
X        X                       0031037.24  TE254361-19   LFAM A6 ACOUSTIC LINE DRIVER
X        X                       0031037.25  TE254361-20   HDTM A4 AFT ??
X        X                       0031037.26  TE254361-21   HDTM A1 8:1 MUX/GCA
X                                0031037.28  TE254361-23   WORK STATION
X                                0031037.29  TE254361-24   COMPUTER SYSTEM CONSISTING OF:
X                                0031037.30  PART OF-24    SEAGATE ST-01 DRIVE CONTROLLER QTY 2
X                                0031037.31  PART OF-24    4 OMB REMOVABLE HARD DRIVE DISK
X                                0031037.32  PART OF-24    IEEE INTERFACE CARD 778092-??
X                                0031037.33  PART OF-24    FLOPPY CONTROL
X                                0031037.34  TE254361-25   COLOR MONITOR
X                                0031037.35  TE254361-26   KEYBOARD
X                                0031037.36  TE254361-27   MOUSE
X                                0031037.37  TE254361-28   PRINTER
X                                0031037.38  TE254361-29   FREQUENCY RESPONSE ANALYZER
X        X                       0031037.39  TE254361-30   SWITCH CONTROL UNIT AND BELOW
X        X                       0031037.40  PART OF-30    RELAY MULTIPLEXER
X        X                       0031037.41  PART OF-30    ??
X        X                       0031037.42  PART OF-30    ??
X        X                       0031037.43  PART OF-30    RACK FLANGE KIT
X        X                       0031037.44  PART OF-30    RACK FLANGE KIT
X        X                       0031037.45  TE254361-31   POWER SUPPLY
X        X                       0031037.46  TE254361-32   40 DB AMPL
X        X                       0031037.47  TE254361-33   PROG DIG MULTIMETER
X                                0031037.48  TE254361-34A  DIGITAL THERMOMETER
X        X                       0031037.??  TE254361-34B  DIGITAL THERMOMETER
X        X                       0031037.49  TE254361-35   RAPID COOL REFRIG. RCULATOR
X        X                       0031037.50  TE254361-36   PROM A14 TDM
X        X                       0031037.51  TE254361-37   DATA DECODE STATUS A12 TDM
X        X                       0031037.52  TE254361-38   DIGITAL MULTIPLEXER TDM A15
X        X                       0031037.53  TE254361-39   PM/FL CAL TONE GEN A26 TDM
X        X                       0031037.54  TE254361-40   12:1 ACOUSTIC MUX A10
X                                0031037.55  TE254361-41   AC COUPLER - HTS
X        X                       0031037.56  TE254361-42   ACOUSTIC CAN INTERFACE FIXTURES
X                                0031037.57  TE254361-43   SPECIAL PNEUMATICS FITTINGS
X                                0031037.58                PRESSURE CALIBRATOR 5000 BAAB
X                                0031037.59  TE254361-45   OSCILATOR TEST BOX
X                                0031037.60  TE254361-46   HDTM TEST FIXTURE
X                                0031037.61  TE254361-47   CABLE
X                                0031037.62  TE254361-48   MODULE/CAN INTERFACE BOX
X        X                       0031037.63  TE254361-49   DYNAMIC SIGNAL ANALYZER
X        X                       0031037.64  PART OF-49    RACK MOUNT KIT
X                                0031037.65  TE254361-50   MODULE/CAN INTERFACE BOX
X        X                       0031037.66  TE254361-51   LFAM A7 6:1 ACOUSTIC MUX


MAKE          MODEL            SERIAL #            VALUE
---------------------------------------------------------
BENDIX        1213D4608                             NSP
BENDIX        1213D3641                             NSP
BENDIX        1213C0138                             NSP
BENDIX        1213D1451                             NSP
BENDIX        1213D3592                             NSP
BENDIX        1213D3551                             NSP
                                                    NSP
                                                    NSP
                                                    NSP
                                                    NSP
                                                    NSP
                               050210               NSP
SAMTRON                        ??                   NSP
FUJITSU                        F6033849             NSP
                               ??                   NSP
PANASONIC     1624             P1624-001            NSP
SCHLUMBERGER                   302803               NSP
HP            HP3488A                               NSP
HP            HP44470A                              NSP
HP            ??                                    NSP
HP            ??                                    NSP
HP            50623972                              NSP
HP            50623974                              NSP
HP            HP6833A          S/N 3004A-02831      NSP
HP (INSIDE)   HP455A           S/N 530-01148        NSP
HP            HP3478A          S/N 2911A63677       NSP
FLUKE         2180A            S/N 5130002          NSP
FLUKE                                               NSP
                               S/N 910411 MDL 9500  NSP
BENDIX        1213D3612                             NSP
BENDIX        1213D3673                             NSP
BENDIX        1213D3664                             NSP
BENDIX        1213D3584                             NSP
BENDIX        1213D1449/1450                        NSP
BENDIX                                              NSP
BENDIX                                              NSP
BENDIX                         S/N 1-5              NSP
EATON                          A1239                NSP
BENDIX                                              NSP
BENDIX                                              NSP
BENDIX                                              NSP
BENDIX                                              NSP
HP            HP3561A                               NSP
                                                    NSP
BENDIX                                              NSP
BENDIX        1213D1448                             NSP

ORIGINAL DATE: MARCH 1, 1996                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode     CATEGORY                DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
3/24/97    CAN  VIM  PWA  TB-16   Number      TE NUMBER

                                  0030986.00  4 HARNESS TESTER
X                                 0030986.01  TE254362-1            MONITOR CTX 14"
X                                 0030986.02  TE254362-2            PRINTER
X                                 0030986.03  TE254362-3            COMPUTER
X                                 0030986.04  TE254362-4            TESTER
X                                 0030986.05  TE254362-5            RACK
X                                 0030986.06  TE254362-6            INTERFACE FIXTURE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.07  TE254362-7            INTERFACE CABLE
X                                 0030986.08  TE254362-8            INTERFACE CABLE
Loss Report Filed 4/22/97         0030986.09  TE254362-9            ECL ADAPTER

                                  0030987.00  ??                    CABLES ??
X                                 0030987.01  ??                    ??
X                                 0030987.02  TE254399-1            BLIND FLANGE PENETRATION CABLE AFT
X                                 0030987.03  TE254399-2            BLIND FLANGE PENETRATION CABLE FWD
X                                 0030987.04  TE254399-2            BLIND FLANGE PENETRATION CABLE FWD
X                                 0030987.05  TE254399-3            PRESSURE BALANCE OIL FILL PENANT CABLE AFT
X                                 0030987.06  TE254399-3            PRESSURE BALANCE OIL FILL PENANT CABLE AFT
X                                 0030987.07  TE254399-4            PRESSURE BALANCE OIL FILL PENANT CABLE FW
X                                 0030987.08  TE254399-4            PRESSURE BALANCE OIL FILL PENANT CABLE FW
X                X                0030987.09  TE254399-5            BLIND FLANGE PENETRATION CABLE
X                X                0030987.10  TE254399-5            BLIND FLANGE PENETRATION CABLE
X                X                0030987.11  TE254399-6            PBOF PENDANT CABLE FWD
X                X                0030987.12  TE254399-7            PBOF PENDANT CABLE FFT

                                  0030988.00  6 MISC TEST FIXTURE
X                                 0030988.01  TE254401 SN1          MODULE DRUM REEL
X                                 0030988.02  TE254401 SN2          MODULE DRUM REEL
X                                 0030988.03  TE254401-2            MODULE CART
X                                 0030988.04  TE254348              EXTENSION CABLE 50 FT CONTINUITY TEST SET-UP
X                                 0030988.05  TE254349              COMPASS (IN GREEN BAG)
X                                 0030988.06  TE254383              TEST FIXTURE HEADING BENCH (WOODEN)
X                                 0030988.07  TE254367              YOW CABLE IF CABLE PO
X                                 0030988.08  TE254408              LINE DRIVER INTERFACE BOX
X          X                      0030988.09  TE254368              SAMPLE AND HOLD TEST BOX
X                                 0030988.10  TE254381              NPN XSTR FULSE T/F
X                                 0030988.11  TE254385              CABLE FITS BOX
X                                 0030988.12  TE254400              PENDANT CABLE FORWARD


    MAKE              MODEL                SERIAL #        VALUE
-----------------------------------------------------------------------


                                                         $ 74,859.00
                    CVG5439              DBLCVG5431      NSP
  PANASONIC         KX-P1180             PCJ328KX-P1180  NSP
  POWER FLEX AIR                         0264821         NSP
  ECYLPSE           501                  5011010         NSP
                                                         NSP
  BENDIX                                                 NSP
  BENDIX                                 SN1             NSP
  BENDIX                                 SN2             NSP
  BENDIX                                 SN3             NSP
  BENDIX                                 SN4             NSP
  BENDIX                                 SN5             NSP
  BENDIX                                 SN6             NSP
  BENDIX                                 SN7             NSP
  BENDIX                                 SN8             NSP
  BENDIX                                 SN1 & 2         NSP
  BENDIX                                                 NSP

                                                         ??
  BENDIX                                 ??              NSP
  BENDIX                                 SN2             NSP
  BENDIX                                 SN1             NSP
  BENDIX                                 SN2             NSP
  BENDIX                                 SN1             NSP
  BENDIX                                 SN2             NSP
  BENDIX                                 SN1             NSP
  BENDIX                                 SN2             NSP
                                         SN1             NSP
                                         SN2             NSP
                                                         NSP
                                                         NSP

                                                         $ 71,912.00
                                                         NSP
                                                         NSP
                                                         NSP
                                                         NSP
  STOCKER/YALE      DAAK01-89-C-0125                     NSP
                                                         NSP
  BENDIX            (ON CART)                            NSP
  BENDIX                                                 NSP
  BENDIX                                                 NSP
  BENDIX                                                 NSP
  BENDIX                                                 NSP
  BENDIX                                                 NSP

ORIGINAL DATE: MARCH 1, 1996                                                                             LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode     CATEGORY
03/24/97   CAN  VIM  PWA  TB-16   Number      TE NUMBER             DESCRIPTION
------------------------------------------------------------------------------------------------------------
X          X                      0030988.13  TE254405-2            CABLE LINE DRIVER
Loss Report filed 1/29/97         0030988.14  TE254344              FUNCTIONAL GAIN TEST BOX
                                  0030989.00  7 MISC TEST ADAPTERS
                                  0030989.01  T220396               HDLG FIX. CAROUSEL MODULE TRASPORT REEL
X               X                 0030989.02  T220397               CART ATTACHED TO T220398
X               X                 0030989.03  T220398               FWD TENSION ADAPTER
X               X                 0030989.04  T220399               AFT TENSION ADAPTER
X               X                 0030989.05  TE254325 SN 1         BREAKOUT BOX AFT
X                                 0030989.06  TE254325 SN 2         BREAKOUT BOX AFT
X                                 0030989.07  TE254326 SN 1         BREAKOUT BOX FWD
X                                 0030989.08  TE254326 SN 2         BREAKOUT BOX FWD
X                                 0030989.09  TE254331              HANGING SCALE HS-284
X                                 0033415.00  TE254408              CALT BOX
X                                 0           TE254409              REFERENCE PREAMP/POSTAMP
X                                 0           TE254410              TDM D/A FILTER
X                                 0           TE254345              ADAPTER PENDANT, AFT
X                                 0030989.12  TE254413              MSC CHAMBER
X                                 0030989.13  TE254412              INTERFACE CABLE
X                                 ??          ??                    INTERFACE CABLE
X                                 ??          ??                    INTERFACE CABLE
X                                 0030989.15  TE254414              INTERFACE CABLE
X                                 0030989.16  TE254413              INTERFACE CABLE
X                                 0           TE254415              INTERFACE CABLE
X                                 0           TE254415              INTERFACE CABLE
X                                 0           TE254416              INTERFACE CABLE
X                                 0031016.01  TE254332              ADAPTER CABLE FWD
X                                 0031016.02  TE254332              ADAPTER CABLE FWD
X                                 0031016.03  TE254332              ADAPTER CABLE FWD
X                                 0031016.04  TE254332              ADAPTER CABLE FWD
X                                 0031016.05  TE254333              ADAPTER CABLE AFT
X                                 0031016.06  TE254333              ADAPTER CABLE AFT
Loss Report filed 4/29/97         0031016.07  TE254333              ADAPTER CABLE AFT
X                                 0031016.08  TE254333              ADAPTER CABLE AFT
X                                 0031016.09  TE254389 SN 3         CABLE
X                                 0031016.10  TE254388 SN 3         CABLE

                                  0030990.00  ACOUSTIC TEST SET #1

X                                 0030990.01  TE254321              ACOUSTIC MODULE TEST SET #1
X                                 0030990.02  TE254321-1            CONTROL PANEL (AMTS)
X                                 0030990.03  TE254321-2            AC POWER PANEL
X                                 0030990.04  TE254310              DIGITAL STORAGE OSCOPE
X                                 0030990.05  TE254311              DIGITAL MULTIMETER
X                                 0030990.06  TE254318              FREQ RESPONSE ANALYZER
X                                 0030990.07  TE254388              CABLE INTERFACE FWD (S/N 1)
X                                 0030990.08  TE254389              CABLE INTERFACE AFT (S/N 1)


 MAKE          MODEL              SERIAL #     VALUE
----------------------------------------------------------
 BENDIX                                        NSP
 BENDIX                                        NSP
                                               $12,378.00
                                               NSP
                                               NSP
 BENDIX                                        NSP
 BENDIX        TENSIONING SYSTEM               NSP
 BENDIX        TENSIONING SYSTEM               NSP
 BENDIX                           SN 1         NSP
 BENDIX                           SN 2         NSP
 BENDIX                           SN 1         NSP
 BENDIX                           SN 2         NSP
 BENDIX                                        NSP
 BENDIX                                        NSP
 BENDIX                                        NSP
 BENDIX                                        NSP
 BENDIX                                        NSP
 BENDIX                           SN 1         NSP
 BENDIX                           ??           NSP
 BENDIX                           ??           NSP
 BENDIX                           SN 1 TO 15   NSP
 BENDIX                           SN 1         NSP
 BENDIX                           SN 2         NSP
 BENDIX                           SN 3         NSP
 BENDIX                           SN 4         NSP
 BENDIX                           S/N 1        NSP
 BENDIX                           S/N 2        NSP
 BENDIX                           S/N 3        NSP
 BENDIX                           S/N 4        NSP
 BENDIX                           S/N 1        NSP
 BENDIX                           S/N 2        NSP
 BENDIX                           S/N 3        NSP
 BENDIX                           S/N 4        NSP
 BENDIX                           S/N 3        NSP
 BENDIX                           S/N 3        NSP



 BENDIX                                        NSP
 BENDIX                                        NSP
 BENDIX                                        NSP
 PHILIPS       PM3367A            0002003      NSP
 FLUKES        8842A              6088303      NSP
 SCHLUMBERGER  SI 1250            303083       NSP
 BENDIX                                        NSP
 BENDIX                                        NSP

ORIGINAL DATE: MARCH 1, 1996                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode         CATEGORY
03/24/97   CAN  VIM  PWA  TB-16   Number          TE NUMBER              DESCRIPTION
--------------------------------------------------------------------------------------------------------
                                  0030991.00  9   ACOUSTIC TEST SET #2
X                                 0030991.01      TE254322               ACOUSTIC MODULE TEST SET #2
X                                 0030991.02      TE254322-1             CONTROL PANEL (AMTS)
X                                 0030991.03      TE254322-2             AC POWER PANEL
X                                 0030991.04      TE254314               DIGITAL STORAGE OSCILLOSCOPE
X                                 0030991.05      TE254316               DIGITAL MULTIMETER
X                                 0030991.06      TE254378               FREQ RESPONSE ANALYZER
X                                 0030991.07      TE254388               CABLE INTERFACE FWD (S/N 2)
X                                 0030991.08      TE254389               CABLE INTERFACE AFT (S/N 2)

                                  0031006.00  10  HTDM TEST SET
X                                 0031006.01      TE254324               HDTM TEST SET
X                                 0031006.02      TE254324-1             CONTROL PANEL HDTM
X                                 0031006.03      TE254324-2             AC POWER PANEL
X                                 0031006.04      TE254324-3             POWER SUPPLY PANEL HDTM
X                                 0031006.05      TE254324-4             CABLE FRONT PANEL./ADAPTER CBL
X                                 0031006.06      TE254372               DIGITAL MULTIMETER
X                                 0031006.07      TE254377               DIGITAL STORAGE OSCILLOSCOPE
                                  ??              ??                     ??
                                  ??              ??                     ??
                                  0031007.00      BURN-IN TEST EST

X                                 0031007.01      TE254375               BURN-IN TEST SET
X                                 0031007.02      TE254375-1             POWER SUPPLY
X                                 0031007.03      TE254375-2             UNIVERSAL MODULE POWER
X                                 0031007.04      TE254375-3             TDM POWER AND LOAD
X                                 0031007.05       TE254375-4            AC POWER PANEL
X                                 0031007.06       TE254375-5            RESISTIVE LOAD BOX
X                                 0031007.07       TE254375-7            W4 CABLE ASSY
X                                 0031007.08      TE254375-8             W5 CABLE ASSY
X                                 0031007.09       TE254309              SIGNAL ANALYZER
X          X                      0031007.10       TE254404              MONITOR/CAL TEST BOX
X          X                      0031007.11       TE254405              LINE DRIVER TEST BOX
X          X                      0031007.12       TE254405-1            INTERFACE CABLE LINE DRIVER

                                  0031008.00  12  COMPUTER SET-UP
X                                 0031008.01      TE254390               COMPUTER
X                                 0031008.02      TE254390-1             MONITOR
X                                 0031008.03      TE254390-2             KEYBOARD
X                                 0031008.04      TE254390-3             SURGE PROTECTOR
X                                 0031008.05      TE254390-4             MOUSE
X                                 0031008.06      TE254391               LASER JET PRINTER
X                                 0031008.07      TE254392               COMPUTER WORKSTAND

X                                 0031009.00      COMPUTER SET-UP
X          X                      0031009.01      TE254393               COMPUTER

 MAKE           MODEL           SERIAL #      VALUE
---------------------------------------------------------

 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 PHILIPS        PM3367A         DO002007      NSP
 FLUXE          8842A           5071303       NSP
 SCHLUMBERGER   SI1250          303216        NSP
 BENDIX                                       NSP
 BENDIX                                       NSP

                                              $335,087.00
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 FLUKE          8842A           5311282       NSP
 PHILIPS        3367A           DM331001      NSP
 ??                                           ??
 ??                                           ??


 BENDIX                                       NSP
 EM             TCR15054-1-0D   91J-7372      NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 BENDIX                                       NSP
 HP             33880A
 BENDIX
 BENDIX
 BENDIX

                                              $24,806.00
 EVEREX         388/25          EBS10920088   NSP
 NEC            MULTISYNC 3D    11C03788      NSP
 EVEREX         11692D-001      13046080      NSP
 RENSINGTON                                   NSP
 LOGITECH                                     NSP
 HP             33481A          3103JG0800    NSP
                                              NSP

                                              $24,806.00
 EVEREX         388/25          E8S10920075   NSP

ORIGINAL DATE: MARCH 1, 1996                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                                SQQ SPECIAL TEST EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode         CATEGORY
03/24/97   CAN  VIM  PWA  TB-16   Number          TE NUMBER                 DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
X          X                      0031009.02      TE254393-1                MONITOR
X          X                      0031009.03      TE254393-2                KEYBOARD
X          X                      0031009.04      TE254393-3                SURGE PROTECTOR
X          X                      0031009.05      TE254393-4                MOUSE
X          X                      0031009.06      TE254394                  PRINTER
X          X                      0031009.07      TE254395                  COMPUTER TABLE

                                  0031010.00      COMPUTER SET-UP
X                                 0031010.01      TE254398                  COMPUTER
X                                 0031010.02      TE254398-1                MONITOR
X                                 0031010.03      TE254398-2                KEYBOARD
X                                 0031010.04      TE254398-3                SURGE PROTECTOR
X                                 0031010.05      TE254398-4                MOUSE
X                                 0031010.06      TE254397                  PRINTER
X                                 0031010.07      TE254398                  COMPUTER STAND

                                              13  MODULE WIRING TESTERS

X                                 0031011.00      TE254327                  TEST FIXT VLF MODULE CONTINUITY/SHORT
X                                 0031012.00      TE254328                  LF CONTINUITY TEST FIXTURE
X
X

                                  0031015.00  14  ACOUSTIC SOUND SOURCE
X                                 0031015.01      TE254335                  MOBILE ELEXT SOUND SOURCE
X                                 0031015.02      TE254335-1                CABLEMESS
X                                 0031015.03      TE254335-2                SPEAKER ENCLOSURE

                                  0031018.00  15  TDM TEST SET
X                                 0031018.01       TE254323                 TOM TEST SET
X                                 0031018.02      TE254315                  MULTIMETER
X                                 0031018.03       TE254370                 PHILLIPS PM 8662
X                                 0031018.04       TE254319                 DIGITAL STORAGE OSCOPE
X                                 0031018.05       TE254323-1               TOMI PANEL
X                                 0031018.06       TE254312                 POWER SUPPLY
X                                 0031018.07       TE254323-3               TEST SET PWR PNC
X                                 0031018.08      TE254323-2                RACK PWR SUPPLY
X                                 0031018.09      TE254323-4                CABLE
X                                 0031018.10      TE254323-5                BLOWER
X                                 0031018.11      TE254376                  ADAPTER CABLE

                                  0031019.00  16  ACOUSTIC MODULE TEST SET
X                                 0031019.01      TE254374                  ACOUSTIC MODULE TEST SET
X                                 0031019.02      TE254313                  DIGITAL STORAGE OSCOPE
X                                 0031019.03      TE254320                  DIGITAL MULTIMETER
X                                 0031019.04      TE254374-1                CONTROL PANEL
X                                 0031019.05      TE254374-2                P/S AC CONTROL


MAKE              MODEL          SERIAL #         VALUE
--------------------------------------------------------------
NEC MULTISYNC 3D                 11C03605         NSP
                                                  NSP
KENSINGTON                                        NSP
                                                  NSP
HP                LASER JET 3P   3103JGIHCC       NSP
                                                  NSP

                                                  $24,808.00
EVEREX            388            EBS10920084      NSP
NEC MULTISYNC                    04M14708         NSP
EVEREX                           03758230         NSP
KENSINGTON                       80120088         NSP
LOGITECH                         LT009122473      NSP
HP                LASER JET 3P   3103JGIHHI       NSP
                                                  NSP



                                                  $28,383.00
BENDIX                                            $28,883.00
??                               ??               ??
??                               ??               ??

                                                  $38,803.00
BENDIX                                            NSP
BENDIX                                            NSP
BENDIX                                            NSP

                                                  $490,709.00
                                                  NSP
FLUKE             6842A          5071309          NSP
PHILLIPS          PM6882         528790           NSP
PHILLIPS          3387A          DQ002008         NSP
                                                  NSP
KEPCOATE          ATE 150-7M                      NSP
                                                  NSP
                                                  NSP
                                                  NSP
                                                  NSP
                                                  NSP

                                                  $212,493.00
BENDIX                                            NSP
PHILLIPS          PM3367A        DQ002008         NSP
FLUKE             8842A                           NSP
BENDIX                                            NSP
BENDIX                                            NSP

ORIGINAL DATE: MARCH 1,1998                                                                                           LOCATION: NPO
CONTRACT N00024-90-C-6013                                                                           SQQ SPECIAL TREATMENT EQUIPMENT

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode         CATEGORY
03/24/97   CAN  VIM  PWA  TB-16   Number          TE NUMBER    DESCRIPTION
----------------------------------------------------------------------------------------------
X          X                      003101106       TE254317     FREQUENCY RESPONSE ANALYZER

X                                 0031020.01  17  TE254388     CROSSOVER MODULE#1
X                                 0031021.03      TE254387     CROSSOVER MODULE#2

X                                 0331022.00  18  TE254407     ESS TEST STATION
X                                 0331022.01      TE254407-1   EMI POWER SUPPLY
X                                 0031022.02      TE254407-2   CONTROL PANEL
X                                 0031022.03      TE254407-3   PATCH PANEL
X                                 0031022.04      TE254407-4   POWER SUPPLY PANEL
X                                 0031022.05      TE254407-5   AC CONTROL PANEL
X                                 0031022.06      TE254407-6   UNIVERSAL MODULE CABLE SN 1-4
X                                 0031022.07      TE254407-7   TOM CABLE
X                                 0031022.08      TE254407-8   VLF TEST ADAPTER AN 1 & 2 & 3
X                                 0031022.09      TE254407-9   LF TEST ADAPTER SN 1 & 2
X                                 0031022.10      TE254407-10  MF TEST ADAPTER SN 1 & 2
X                                 0031022.11      TE254407-11  HF TEST ADAPTER SN 1 & 2
X                                 0031022.12      TE254407-12  ROTM TEST ADAPTER SN 1 & 2
X                                 0031022.13      TE254407-13  CABLE
?
X
X                                 0031017.01      TE254334-1   ADAPTER CABLE MSC TEST
X                                 0031017.02      TE254334-2   CABLE
X                                 0031017.03      TE254334-3   CABLE
X                                 0031017.04      TE254334-4   CABLE
X                                 0               TE254334-5   BATTERY CHARGE CABLE
   Total Count       263




MAKE          MODEL   SERIAL#   VALUE
-----------------------------------------------
SCHLUMBERGER  S11250  303059    NSP

BENDIX                          $ 34,703.60
BENDIX                          $ 34,703.60

BENDIX                          $ 30,000.00
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX
BENDIX

BENDIX                          $ 32,107.00
BENDIX                          NSP
BENDIX                          NSP
BENDIX                          NSP
BENDIX                          NSP
BENDIX                          NSP
                 Total Value:   $ 2,045,145.00

ORIGINAL DATE: MARCH 1, 1998                                                                                          LOCATION: NPO
CONTRACT N0002490-C-8013                                                                                        SQQ SPECIAL TOOLING

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode
03/24/97   CAN  VIM  PWA  TB-16   Number          CATEGORY                  TOOL NUMBER  DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------
X                                               1  SWAGE BUTTON SWAGER       1220368A     SWAGER
X                                                                            1220368B     PUMP
X                                                                            1220368C     L?ETER
X                                                                            1220368D     REGULATOR

X                                               2  TENSIONING SYSTEM                      TENSIONING SYSTEM

X                                               3  TENSION FIXTURE           122037D-1    TENSIONING FIXTURE
X                                                                            122037D-2    TENSIONING FIXTURE

X                                               4  HOSE TEMPERING SYSTEM     1220371-A    TROUGH
Loss Report File 5/28/97                                                     1220371B     BOILER
X                                                  ??                        1220371C-1   AIR PURGER
X                                                  ??                        1220371C-2   AIR PURGER ARMSTRONG

X                                               5  HOSE DRYING RECK          1220072      HOSE DRYING RACK (ON WALL)

X                                               6  HOSE GRINDING SYSTEM      1220073-1    HOSE GRINDING SYSTEM (2)
X                                                                            1220073-2

X                                               7  SKOVIL SWAGER             1220074      SKOVIL SWAGER

X                                                  HEIGHT GAUGE                           HEIGHT GAUGE
?                    X                                                                    FIXTURE
X                    X
X                    X                                                       1220376-1C   FIXTURE
X                    X                                                       1220376-1D   FIXTURE
X                    X                                                       1220376-1E   FIXTURE
X                    X                                                       1220376-1F   FIXTURE
X                    X                                                       1220376-1G   FIXTURE

X                                               9  MODULE BOOTING SYSTEM     122379       AIR REGULATOR
X                                                                            1220403-B1   TUBES

X                                               10 ISOPAR FILLING SYSTEM     1220380      ISOPAR FILLING SYSTEM

X                                               11 ISOPAR FILLING FIXTURE    1220381      ISOPAR FILLING SYSTEM
X                                                                            1220381-1    VACUUM CHAMBER FILL FIXTURE
X                                                                            1220381-1    VACUUM CHAMBER FILL FIXTURE
X                                               12 REELING HANDLER                        REELING HANDLER

X          X                                    13 RF LOAD COIL              1220386A     RF LOAD COIL
X          X                                                                 1220386B     RF LOAD COIL

X          X                                    14 CAN HLDG/HEATSINK FIX     1220387      CAN HOLDING/HEATSINK FIXTURE
X          X                                    15 HEADER HOLDING/HEATSINK   1220388      HEADER HOLDING/HEATSINK FIXTURE


MAKE     MODEL    SERIAL #       VALUE
----------------------------------------------
                                 $13,713.00
                                 NSP
                                 NSP
                                 NSP

                                 $68,545.00

                                 $833.00
                                 $833.00

                                 $53,735.00
                                 NSP
                                 NSP
                                 NSP

                                 $ 6,153.00

                                 $ 12,872.00


                                 $8,327.00



                                 NSP
                                 NSP
                                 NSP
                                 NSP
                                 NSP
                                 NSP

                                 $ 8,052.00
                                 NSP
                                 NSP
                                 NSP
                                 NSP

                                 $ 5,998.00

                                 $ 5,998.00
                                 NSP
                                 NSP
                                 $47,413.00




                                 $ 700.00
                                 $ 700.00

ORIGINAL DATE: MARCH 1, 1995                                                                                          LOCATION: NPO
CONTRACT N00024-90-C-8013                                                                                       SQQ SPECIAL TOOLING

Phy. Inv.  REQUEST TO KEEP FOR:

Found                     Trans.  BarCode
03/24/97   CAN  VIM  PWA  T8-16   Number          CATEGORY                TOOL NUMBER       DESCRIPTION
-------------------------------------------------------------------------------------------------------------

X          X                                  16  HELIUM LEAK TESTER         T220389     HELIUM LEAK TESTER

Less Report Filed: 4/28/97                    17  TOW ASSY FIXTURES          T220390     TORSION TEST
                                                                                         ADAPTER

X          X                                  18  DESSICATOR SYSTEM          T220375     DESSICATOR SYSTEM

X          X                                  19  CAN ASSY VACUUM CHAMBER    T220377
X          X                                                                 T220377A    VACUUM OVEN
X          X                                                                 T220377B    DIRECT DRIVE
                                                                                         VACUUM PUMP

X                                             20  EXTRACT INSERTION TOOLS    T220376
X                                                                            T220378A    HYDRAULIC CRIMPER
X                                                                            T220378B    HYDRAULIC CRIMPER
X                                                                            T220378C    AUTOMATIC CRIMPER
X                                                                            T220378D    AUTOMATIC CRIMPER

X                                             21  BOOTING SYSTEM WINCH       T220085     BOOTING SYSTEM
                                                                                         WINCH

X           X                                 22  TAKE-UP REEL               T220453     TAKE-UP REEL
           9-97

X                                             23  BUOYANCY TEST SYSTEM       T220454     BUOYANCY TEST
                                                                                         SYSTEM

X                                                                            T220454A    CARDINAL SCALE
X                                                                            T220454B    LOAD CELLS
X                                                                            T22O454C    LOAD CELLS
X                                                                            T220454D    LOAD CELLS
X                                                                            T220454E    LOAD CELLS
X                                                                            T220454F    SWIMMING BOX

X                                             24  STRINGING ASSY TENSION     T220455     STRINGING ASSY
                                                                                         TENSION SYSTEM
X                                                 SYSTEM                     T220455A    MOTOR

X                                             25  DROP TEST PLATFORM         T220456     DROP TEST
                                                                                         PLATFORM

X           X                                 26  VACUUM PUMP                T220522     VACUUM PUMP
           9-97                                                                          BARBEE VALVE

     MAKE                MODEL        SERIAL #   VALUE
-----------------------------------------------------------

                                             $ 23,877.00

                                             $2,869.00


                                             $3,641.00

                                             $4,145.00
  COLE PALMERS INS    N05053-10              NSP
  COLE PALMER INS     5A55KFL-6517           NSP


                                             $20,478.00
                                             NSP
                                             NSP
                                             NSP
                                             NSP



                                             $ 45,444.00


                                             $8,205.00


                      738                    NSP
                                             NSP
                                             NSP
                                             NSP
                                             NSP
                                             NSP

                                             $ 6,779.00

                                             NSP

                                             $5,558.00


                                             $21,000.00

CONTRACT N00024-90-C-6013                                                                                             LOCATION: NPO
                                                                                                                SQQ AGENCY PECULIAR

Items on this listing are required for further CAN work. Requesting keep.

------------------------------------------------------------------------------------------------------------------------------------
                          PART
                         NUMBER
                          OR TE     Serial                                                    USED
Found   BARCODE No.      NUMBER     Number             DESCRIPTION                             ON      VALUE     PHYSICAL LOCATION
------------------------------------------------------------------------------------------------------------------------------------
X       0021843.00     1213D0338      133   CAN ASSEMBLY,                                     CAN   $2,470.00       TDM Test
X       0021844.00     1213D0357      720   CAN ASSEMBLY, GCA SAMPLE AND HOLD                 CAN   $3,700.00       TDM Test
X       0021657.00     1213D0358      136   CAN ASSEMBLY, CAL/GCA COMMAND RECEIVER            CAN   $3,090.00       TDM Test
X       0021666.00     1213D0359      085   CAN ASSEMBLY, A/D CONVERTER                       CAN   $4,940.00      GFE LOCK UP
X       0021845.00     1213D0359      218   CAN ASSEMBLY, A/D CONVERTER                       CAN   $4,940.00       TDM Test
X       0021846.00     1213D0369      043   CAN ASSEMBLY, HEADING SENSOR ELECTRONICS          CAN                  GFE LOCK UP
X       0021653.00     1213D0689      549   CAN ASSEMBLY, +39V ACST, VOLTAGE REGULATOR        CAN   $2,470.00       TDM Test
X       0021847.00     1213D0920      137   CAN ASSEMBLY, INVERSE GCA/OUT-OF-BAND FILTER      CAN   $2,470.00       TDM Test
X       0021848.00     1213D1057      273   CAN ASSEMBLY, DEPTH SENSOR ELECTRONICS            CAN   $3,700.00      GFE LOCK UP
X                                                                                             CAN   $1,240.00      GFE LOCK UP
X       0021849.00     1213D1449      186   CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (12 TO 1) MF   CAN   $1,240.00      GFE LOCK UP
X       0021862.00     1213D1450      385   CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (12 TO 1) HF   CAN   $1,240.00      GFE LOCK UP
X       0021850.00     1213D1451     2552   CAN ASSEMBLY, ACOUSTIC MULTIPLEXER LINE DRIVER    CAN   $1,240.00      GFE LOCK UP
X       0021851.00     1213D3482      742   CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (3 TO 1) VLF   CAN   $2,470.00      GFE LOCK UP
X       0021852.00     1213D3528     2047   CAN ASSEMBLY, PRE-AMPLIFIER (LF)                  CAN   $2,470.00      GFE LOCK UP
X       0021853.00     1213D3529     2735   CAN ASSEMBLY, PRE-AMPLIFIER (MF)                  CAN   $2,470.00      GFE LOCK UP
X       0021854.00     1213D3530     5361   CAN ASSEMBLY, PRE-AMPLIFER (HF)                   CAN   $2,470.00      GFE LOCK UP
X       0021855.00     1213D3531      189   CAN ASSEMBLY, PRE-AMPLIFER (HF)                   CAN   $2,470.00      GFE LOCK UP
X       0021652.00     1213D3546      258   CAN ASSEMBLY, OVER VOLTAGE PROTECTION             CAN   $2,470.00       TDM Test
X       0022236.00     1213D3559     0034   CAN ASSEMBLY,                                     CAN  $28,930.00  STRING ASSY DAMAGED
X       0021656.00     1213D3584      071   CAN ASSEMBLY, PM/FL & CAL SQUARE WAVEGENERA       CAN   $3,210.00       TDM Test
X       0021856.00     1213D3602      033   CAN ASSEMBLY, OSCILLATOR                          CAN     $324.00  GFE LOCK UP LOCK UP
X       0021660.00     1213D3612      266   CAN ASSEMBLY, PROM                                CAN   $3,090.00      GFE LOCK UP
X       0021661.00     1213D3612      270   CAN ASSEMBLY, PROM                                CAN   $2,470.00      GFE LOCK UP
X       0021654.00     1213D3651      264   CAN ASSEMBLY, NAD/VLF VOLTAGE REGULATOR           CAN   $2,470.00       TDM Test
X       0021655.00     1213D3657      071   CAN ASSEMBLY, FORWARD POWER SUPPLY                CAN   $2,470.00       TDM Test
X       0021662.00     1213D3664      048   CAN ASSEMBLY, DIGITAL MULTIPLEXOR                 CAN   $2,470.00       TDM Test
X       0021663.00     1213D3664      125   CAN ASSEMBLY, DIGITAL MULTIPLEXOR                 CAN   $2,470.00      GFE LOCK UP
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT N00024-90-C-6013                                                                                             LOCATION: NPO
                                                                                                                SQQ AGENCY PECULIAR

Items on this listing are required for further CAN work. Requesting keep.

------------------------------------------------------------------------------------------------------------------------------------
                      PART
                     NUMBER
                     OR TE     Serial                                             USED
Found  BARCODE No.   NUMBER    Number           DESCRIPTION                         ON       VALUE    PHYSICAL LOCATION
------------------------------------------------------------------------------------------------------------------------------------
X      0021659.00   1213D3673    253    CAN ASSEMBLY, DATE/DECODER/STATUS          CAN    $4,270.00       TDM Test
X      0021664.00   1213D3683    266    CAN ASSEMBLY, CALIBRATION                  CAN    $2,470.00       TDM Test
X      0021857.00   1213D3714    669    CAN ASSEMBLY, PRE-AMPLIFER(LF)             CAN    $2,470.00     GFE LOCK UP
X      0021858.00   1213D3715    557    PRE-AMPLIFER(MF)                           CAN    $2,470.00     GFE LOCK UP
X      0022237.00   1213D3759    167    TDM(W/O HOSE ASSEMBLY, STRINGING ASSEMBLY  MOD   $76,340.00       TDM Test
X      0021859.00   1213D3766  2,255    CAN ASSEMBLY, PRE-AMPLIFER(VLF)            CAN    $1,240.00     GFE LOCK UP
X      0021860.00   1213D3826    558    CAN ASSEMBLY, PRE-AMPLIFER(HF)             CAN    $1,240.00     GFE LOCK UP
       Total Count:               35                                    Total Value:    $186,584.00
------------------------------------------------------------------------------------------------------------------------------------

CONTRACT N00024-90-C-6013                                                                                             LOCATION: NPO
                                                                                                                SQQ AGENCY PECULIAR

Items on this list are to be returned to USN.

-----------------------------------------------------------------------------------------------------------------------------------
                         PART
                        NUMBER
                         OR TE      Serial                                             USED
Found   BARCODE No.     NUMBER      Number              DESCRIPTION                     ON      VALUE     PHYSICAL LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
X       0022239.00     0411C0042   3282-021     SHIPPING CONTAINER                      MOD   $1,500.00        SHIPPED
X       0022240.00     0411C0042   3282-023     SHIPPING CONTAINER                      MOD   $1,500.00        SHIPPED
X       0022241.00     0411C0042   3282-024     SHIPPING CONTAINER                      MOD   $1,500.00        SHIPPED
X       0022242.00     0411C0042   3282-022     SHIPPING CONTAINER                      MOD   $1,500.00        SHIPPED
        0028385.00     0411C0042       None     SHIPPING CONTAINER                      MOD   $1,850.00        SHIPPED
        0022236.00     1213D3533       0003     ACOUSTIC MODULE, VLF                    CAN  $49,840.00        SHIPPED
        0022234.00     1213D2161       0117     VIBRATIONISOLATION MODULE, FORWARD           $10,530.00        SHIPPED
X       0021665.00     1213D3779  043(0022)     CAN ASSEMBLY, TRANSMIT/DRIVE/DECODE     CAN   $3,700.00  SOLDER TRAINING LAB
        0022236.00     1213D4065       0021     ACOUSTIC MODULE, MF                          $65,240.00        SHIPPED
X       002????.00     1214C4044        005     TOW CABLE ASSEMBLY                            $8,000.00        SHIPPED
        Total Count:          10                                              Total Value:  $145,160.00
-----------------------------------------------------------------------------------------------------------------------------------

4-JUN-97                                              TOOL MASTER LIST                                                      Page: 1

Contract Number: N00024-90-C-6031 Description: ST/STE P.O. 644594                                                    Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date   Cal  Tool Description          Part Number  Qty  Unit Cost  Rework   Tot.   Cost
-----------  ---------------  --------  -------   ---  ----------------          -----------  ---  ---------  ------   ----   ----

220181       9752RINS         07/17/96  07/09/96   Y   HOLE PSOITION GAGE REV B  8006985       1      437                      437
E254158-5    D7A              01/18/92  07/11/96   N   CABLE, H5-2 SIGNAL                      1      400                      400

                                                                                        Tooling                         1      437
                                                                                        Test Equip.                     1      400
                                                                                        Total                           2      837

4-JUN-97                                                  TOOL MASTER LIST                                                  Page: 1

Contract Number: N00024-90-C-6031 Description: ST/STE P.O. 644594                                                     Customer: USN


Tool Number  Location/Vendor  Loc Date  PM Date   Cal   Tool Description     Part Number  Qty  Unit Cost   Rework    Tot.      Cost
-----------  ---------------  --------  -------   ---   ----------------     -----------  ---  ---------   ------    ----      ----

T219954-1    C4A OOS          03/12/96  06/27/96   Y   COMP HGT GAGE .636      8006925     1        69                          69
T219954-2    C4A OOS          05/26/94  06/27/96   Y   COMP HGT GAGE .030      8006925     1        69                          69
T219955-1    C4A              05/25/96  05/28/96   Y   COMP HGT GAGE .025      8006925     1        58                          58
T219955-2    C4A OOS          10/01/96  06/27/96   Y   COMP HGT GAGE .025      8006925     1        58                          58
T219955-3    D6F POS          02/14/97  06/27/96   Y   COMP HGT GAGE .025      8006925     1        58                          58
T219955-4    D6F-POS          02/14/97  06/27/96   Y   COMP HGT GAGE .025      8006925     1        59                          59
T219956ABC   C7C              01/13/97  08/19/96   N   BONDING FIXTURE REV B   8006925     1      1320                        1320
T219901      TOWSON           04/27/94  09/30/96   N   COMP PREP FIXTURE       8006880     1       809                         809
                                                                               8006940
                                                                               8006960
                                                                               8006950
                                                                               8008955
                                                                               8006925
                                                                               8006935
                                                                               8006930
                                                                               8006945

T219978A/B1  C8A              10/23/95  07/08/96   N   BONDING FIXTURE         8006850     1       398                         398
T219978A/B2  C8A              10/23/95  07/08/96   N   BONDING FIXTURE         8006850     1       398                         398
??           C4A              09/27/96  06/27/96   ??  ??                      8006925     ??       98                          98
                                                                               ??
                                                                               8006930

T219980-2    C4A OOS          02/17/97  08/26/96   Y   HGT GAGE .275 X 1.9     8006925     1        96                          96
                                                                               8006930
                                                                               8008960

T219980-3    D6F POS          02/14/97  06/28/98   Y   HGT GAGE .275 X 1.9     8006930     1        96                          96
                                                                               8006925
                                                                               8006980

T219980-4    D6F POS          02/14/97  06/27/96   Y   HGT GAGE .275 X 1.9     8006925     1        96                          96
                                                                               8006930
                                                                               8006960

T219981-1    C4A OOS          05/26/94  06/28/96   Y   HGT GAGE .275 X 2.1     8006925     1        54                          54
                                                                               8006960
                                                                               8006930

T219981-2    C4A              09/27/96  06/27/96   Y   HGT GAGE .275 X 2.1     8008960     1        54                          54
                                                                               8006925
                                                                               8006930

T219981-3    D6F POS          02/14/97  06/28/96   Y   HGT GAGE .275 X 2.1     8006925     1        54                          54
                                                                               8006950
                                                                               8006930

T219981-4    D6F POS          02/14/97  06/28/96   Y   HGT GAGE .275 X 2.1     8006925     1        54                          54
                                                                               8006960
                                                                               8006930

T219982-1    C4A OOS          05/31/94  06/27/96   Y   HGT GAGE .345 X 1.92    8006935     1        17                          17
                                                                               8006955
T219982-2    C4A OOS          05/27/94  08/27/96   Y   HGT GAGE .345 X 1.92    8006935     1        17                          17
                                                                               8006955
T219982-3    D6F POS          02/14/97  08/28/96   Y   HGT GAGE .345 X 1.92    8006955     1        17                          17
                                                                               8006935
T219982-4    D6F POS          02/14/97  08/28/96   Y   HGT GAGE .345 X 1.92    8006935     1        17                          17
                                                                               8006955

4-JUN-97                                                  TOOL MASTER LIST                                                  Page: 2

Contract Number: N00024--91-C-6001Description: ST/STE P. O. 844594                                                  Customer: USN

Tool Number   Location/Vendor  Loc Date  PM Date   Cal  Tool Description     Part Number  Qty  Unit Cost  Rework    Tot.    Cost
-----------   ---------------  --------  -------   ---  ----------------     -----------  ---  ---------  ------    ----    ----

T219983-1     C4A              03/12/96  06/26/96   Y   HGT GAGE .345 X 2.17   8006955     1      102                       102
                                                                               8006935
T219983-2     C4A OOS          10/19/95  06/27/96   Y   HGT GAGE .345 X 2.17   8006955     1      102                       102
                                                                               8006935
T219983-3     D6F POS          02/14/97  06/27/96   Y   HGT GAGE .345 X 2.17   8006955     1      102                       102
                                                                               8006935
T219983-4     D6F POS          02/14/97  06/26/96   Y   HGT GAGE .345 X 2.17   8006935     1      102                       102
                                                                               8006955
T219984-1     C4A OOS          05/27/94  06/27/96   Y   HGT GAGE .300 X 2.17   8006945     1        9                         9
                                                                               8006950
                                                                               8006940
T219984-2     C4A OOS          05/27/94  05/27/96   Y   HGT GAGE .380 X 2.17   8006950     1        9                         9
                                                                               8006945
                                                                               8008940
T219984-3     D6F POS          02/14/97  06/20/96   Y   HGT GAGE .380 X 2.17   8008940     1        9                         9
                                                                               8006945
                                                                               8006950
T219984-4     D6F POS          02/14/97  06/28/96   Y   HGT GAGE .380 X 2.17   8006940     1        9                         9
                                                                               8006950
                                                                               8006945
T219985-1     C4A OOS          05/31/94  06/28/96   Y   HGT GAGE .380 X 1.92   8006950     1       87                        87
                                                                               8006940
                                                                               8006945
T219985-2     C4A              04/10/95  05/21/96   Y   HGT GAGE .380 X 1.92   8006945     1       87                        87
                                                                               8006950
                                                                               8006940
T219985-3     D6F POS          02/14/97  06/28/96   Y   HGT GAGE .380 X 1.92   8006940     1       87                        87
                                                                               8006950
                                                                               8006945
T219985-4     D6F POS          02/14/97  06/28/96    Y  HGT GAGE .386 X 1.92   8006945     1       87                        87
                                                                               8006950
                                                                               8006940
T219986-1     C4A OOS          03/03/95  06/28/96   Y   HGT GAGE .493 X 1.950  8006880     1       22                        22
T219986-2     C4A OOS          03/03/95  06/28/96   Y   HGT GAGE .493 X 1.950  8006880     1       22                        22
T219986-2     D6F POS          02/14/97  06/28/96   Y   HGT GAGE .493 X 1.950  8006880     1       22                        22
T219986-4     D6F POS          02/14/97  06/28/96   Y   HGT GAGE .493 X 1.950  8006880     1       22                        22
T219997-1     C4A              09/24/96  06/28/96   Y   HGT GAGE .045          8006930     1       49                        49
                                                                               8006925
                                                                               8006880
                                                                               8006950
                                                                               8006980
                                                                               8006945
                                                                               8006940
T219997-2     C4A              12/17/96  06/28/96   Y   HGT GAGE .045          8006940     1       49                        49
                                                                               8006880
                                                                               8006925
                                                                               8006950
                                                                               8006986
                                                                               8006945
                                                                               8006930

4-JUN-97                                                  TOOL MASTER LIST                                                  Page: 1

Contract Number: N00024-90-C-6031 Description: ST/STE P.O. 644594                                                     Customer: USN

Tool Number  Location/Vendor   Loc Date  PM Date   Cal  Tool Description         Part Number   Qty   Unit Cost  Rework  Tot.  Cost
-----------  ---------------   --------  -------   ---  ----------------         -----------   ---   ---------  ------  ----  ----

T219998-1        C4A           09/27/96  06/21/96   Y   HGT GAGE .040              8006880      1       49                     49
                                                                                   8006950
                                                                                   8006925
                                                                                   8006930
                                                                                   8006940
                                                                                   8006945
                                                                                   8006950
T219998-2        C4A OOS       04/10/96  06/21/96   Y   HGT GAGE .040              8006860      1       49                     49
                                                                                   8006980
                                                                                   8006980
                                                                                   8006945
                                                                                   8006940
                                                                                   8006950
                                                                                   8006925
T219998-3        D6F POS       02/14/97  06/28/96   Y   HGT GAGE .040              8006880      1       49                     49
                                                                                   8006925
                                                                                   8006950
                                                                                   8006980
                                                                                   8006940
                                                                                   8006930
                                                                                   8006945
T219998-4        D6F POS       02/14/97  06/2896    Y   HGT GAGE .040              8006960      1       49                     49
                                                                                   8006950
                                                                                   8006880
                                                                                   8006940
                                                                                   8006925
                                                                                   8006930
                                                                                   8006945
T219999-1        C4A OOS       05/31/94  06/28/96   Y   HGT GAGE .325 X 2.17       8006925      1       71                     71
T219999-2        C4A OOS       05/31/94  06/28/96   Y   HGT GAGE .325 X 2.17       8006925      1       71                     71
T219999-3        D6F POS       02/14/97  06/28/98   Y   HGT GAGE .325 X 2.17       8006925      1       71                     71
T219999-4        D6F POS       02/14/97  06/28/98   Y   HEIGHT GAGE                8006925      1       71                     71
T220000-1        C4A OOS       06/05/94  06/28/96   Y   HGT GAGE .325 X .1.92      8006925      1       65                     65
T220000-2        C4A OOS       06/29/92  06/28/96   Y   HGT GAGE .325 X .1.92      8006925      1       65                     65
T220000-3        D6F POS       02/14/97  06/28/96   Y   HGT GAGE .325 X .1.92      8006925      1       65                     65
T220000-4        D6F POS       02/14/97  06/28/96   Y   HGT GAGE .325 X .1.92      8006925      1       65                     65
T220008          C6A           02/26/92  07/08/96   N   ROUTER DRILL FIXT REV D    8006900      1      648                    648
                                                                                   8006896
T220033-1        9232C         06/14/96  08/14/96   Y   MOLD MASTER PATTERN        8006900      1      422                    422
T220033-2        9232C         06/14/96  08/14/96   Y   MOLD MASTER PATTERN        8006900      1      422                    422
T220043          C6A           10/25/96  10/25/96   N   CABLE BRD, W4 EXTERNAL     8006965      1      365                    365
T402918-1        C6B           03/09/92  07/08/96   N   SPANNER WRENCH                          1       75                     75
T402918-2        C6B           03/09/92  07/08/96   N   SPANNER WRENCH                          1       73                     73
T402918-3        C6B           03/09/92  07/08/96   N   SPANNER WRENCH                          1       73                     73
T402922          9852E         04/30/97  06/26/96   Y   CRIMP TOOL                 8006917-301  1      158                    158
T402931          C4A OOS       11/28/94  06/26/96   Y   CRIMP TOOL                              1      158                    158
TE254115         D3F POS       02/11/97  07/10/96   N   T/F MOTHER BOARD           8006910      1      650                    650
TE254122         9852B         06/20/96  06/20/96   N   TEST FIXT A1&A2 BOARD      8006955      1     1000                   1000
TE254123         9852B         06/20/98  06/20/98   N   TEST FIXT A3 BOARD         8006935      1      950                    950
TE254124         9852B         05/20/96  06/20/96   N   TEST FIXT A4 BOARD         8006940      1      950                    950

4-JUN-97                                                  TOOL MASTER LIST                                                   Page:4

Contract Number: N00024-91-C-6001                 Description: ST/STE P.O. 644594                                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date   Cal  Tool Description          Part Number  Qty  Unit Cost  Rework  Tot.   Cost
-----------  ---------------  --------  -------   ---  ----------------          -----------  ---  ---------  ------  ----   ----

TE254125     9852B            08/20/96  08/20/96   N   TEST FIXT A5 BOARD          8006930     1      975                      975
TE254126     9852B            08/20/96  08/20/96   N   TEXT FIXT A6 BOARD          8008945     1      950                      950
TE254127     9852B            06/20/96  06/20/96   N   A7/A8 BRD, TEST FIXT        8006980     1     5000                     5000
TE254126     9852B            05/20/96  06/20/96   N   TEST FIXT A8 BOARD          8006980     1     1000                     1000
TE254129     9852E            05/18/90  06/21/96   N   T/F A9 BD/XFMR HV COUP      8006980     1      900       1200          2100
TE254130     9852D            08/20/95  06/20/96       PMFL WORD GEN A1/A2BD                   1     1500                     1500
TE254131     9852E            06/13/96  06/13/96   Y   SYSTEM T/S STIMULATOR                   1    20000      22000         42000
TE254131-2   9852EHK          06/13/96  06/13/96   Y   POWER SUPPLY                            1      500                      500
TE254131-3   9852B            06/14/96  06/14/96   N   CABLE, W4 TARC PWR                      1      400                      400
TE254131-4   9852E            06/13/96  06/13/96   N   CABLE, W5 TARC SIG                      1      400                      400
TE254131-5   9852E            06/13/96  06/13/96   N   CABLE, W8 STIM JUMPER                   1      400                      400
TE254131-6   9852E            06/18/96  06/13/96   N   CABLE, W7 HY/LV P/S                     1      400                      400
TE254131-7   D7A              03/24/92  07/11/96   N   CABLE, W3 HVPS/STIM                     1      400                      400
TE254131-8   9852E            06/18/96  06/18/96   N   CABLE, W10 HYPS/HY FLT                  1      400                      400
TE254132     9852B            06/13/96  06/13/96   N   ESP CABLE 95D                           1      150                      150
TE254133     9852B            06/14/96  06/14/96   N   ESP CABLE 96D                           1      170                      170
TE254134     9852B            06/14/96  06/14/96   N   ESP CABLE 97D                           1      175                      175
TE254138-1   9852B            06/14/96  06/14/96   N   ESP CABLE J1, 1 CONN        8006910     1      160                      160
TE254138-2   9852B            06/14/96  06/14/96   N   ESP CABLE J2, ?? CONN       8006910     1      150                      150
                                                                                               1      160                      160
                                                                                               1      150                      150
TE254138-5   9852B            06/14/96  06/14/96   N   ESP CABLE J5, 17 CONN       8006910     1      150                      150
TE254138-6   9852B            06/14/96  06/14/96   N   ESP CABLE J6, 22 CONN       8006910     1      150                      150
TE254138-7   9852B            06/14/96  06/14/96   N   ESP CABLE J7, 27 CONN       8006910     1      150                      150
TE254138-8   9852B            06/14/96  06/14/96   N   ESP CABLE J8, 32 CONN       8006910     1      150                      150
TE254155     D5B              02/26/92  07/11/96   N   TEST FIXTURE-A4, A5 UNIT#5  8006930     1     5000                     5000
                                                                                   8006940
TE254156     9852B            06/20/96  06/20/96       TEST FIXTURE A6             8006945     1     6000                     6000
TE254157     D6B              02/25/92  07/11/96   N   TEST FIXTURE A9             8006980     1     4000                     4000
TE254158     D7A              03/24/92  07/11/96       SYSTEM TEST SET STIM 1                  1   140000                   140000
TE254158-1   D6D              02/04/94  07/11/96   N   BREAKOUT BOX                            1      400                      400
TE254158-3   D7A              03/18/92  07/11/96   N   CABLE, W4 LOW VOLT P/S                  1      300                      300
TE254158-4   D7A              03/18/92  07/11/96   N   CABLE, WS-1 SIGNAL                      1      300                      300
TE254158-6   D7A              03/18/92  07/11/96   N   CABLE, W7 HV/LV P/S                     1      400                      400
TE254158-7   9852E            08/13/96  06/13/96   N   CABLE, WS-3 SIGNAL                      1      200                      200
TE264158-8   D7A              08/18/92  07/11/96   N   CABLE, INTERFACE W3                     1       75                       75
TE254159     9852E            04/05/95  05/21/96   Y   SYSTEM TEST SET STIM 2                  1    37500                    37500
TE264159-1   9852E            04/05/95  08/21/96       Z LOAD                                  1      500                      500
TE264171     9852BESP         06/14/98  08/14/96   N   ESP CABLE 9E                            1      200                      200
TE254228-1   TELFWHSE         08/01/93  08/02/96   Y   CABLE SIMULATOR (ENG)                   1     8500                     8500
TE254228-2   9852E            08/13/96  08/13/96   Y   CABLE SIMULATOR (PROD)                  1     8000        375          8375
TE254241     9855 E/L         10/04/95  07/23/96   N   POWER SUPPLY LOW VOLT                   1      800                      800
TE254255     D5B              08/12/96  08/12/96   N   CABLE, STIMULATOR TEST                  1      100                      100
TE254265     D6D              02/04/94  07/11/96   N   BURN-IN T/F A4 BRD                      1     1900                     1900
TE254271     9852E            05/13/96  08/13/96   N   FILTER, HIGH VOLTAGE P/S    8016543     1      250                      250

                                                                                    Tooling                    61             7875
                                                                                    Test Equip.                48           276350
                                                                                    Total                     109           284225

4-JUN-97                                                 TOOL MASTER LIST                                                    Page:1

Contract Number: N00024-92-C-6225                    Description: NSIS (NORDEN)                                       Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date   Cal  Tool Description        Part Number  Qty  Unit Cost  Rework   Tot.    Cost
-----------  ---------------  --------  -------   ---  ----------------        -----------  ---  ---------  ------   ----    ----

T220590      D5F POS          02/11/97  07/12/96   N   HOLDING FIXTURE                       1       425                      425
TE254411-1   8002             06/29/93  03/06/96       P. C. S/N 9207054                     1      4525                     4525
TE254411-2   8002             06/29/93  08/06/96       COLOR MONITOR, ARCUS                  1         0                        0
TE254411-3   D5D              08/15/96  08/15/96   N   DIGITALTAPE RECORDER                  1      3695                     3695
TE254411-4   8002             08/29/93  08/05/96       DATA TRANSLATION BOARD                1      3395                     3395

                                                                                    Tooling                     1             425
                                                                                    Test Equip.                 4           11615
                                                                                    Total                       5           12040

                        SCHEDULE 4.23 - ENTIRE BUSINESS

No items to schedule.

                           SCHEDULE 4.25 - INSURANCE

See following pages.

See also Schedule 4.11.

                             TITLE:                              RISK
[LOGO] ALLIEDSIGNAL          AUTOMOBILE LIABILITY                MANAGEMENT
                             DOMESTIC                            MANUAL

SUPERSEDES:                  DATE:                               PAGE: 1
5/96                         5/97

AUTOMOBILE LIABILITY INSURANCE - U.S.

Insurance Company

The Travelers Indemnity Company

Policy No.

TC2EE-CAP-173T4473-TCT-97                   Texas
Bond 470J1965                               Massachusetts
TC2J-CAP-201T485-A-TIL-97                   Virginia
TC2J-CAP-173T445-5-TIL-97                   All Others (excluding Texas,
                                              Virginia, Massachusetts)
TJEAP-225T169-8-97                          Massachusetts Excess

Coverage

This policy covers the legal liability of AlliedSignal Inc. which may result from the ownership, maintenance, or use of any automobile (hired, non-owned, long-term leased, or owned). Coverage includes bodily injury liability, property damage liability, medical payments coverage, no fault coverage and uninsured/underinsured motorists protection. There is no coverage under this policy for physical damage to AlliedSignal Inc. units. This policy will pay first dollar coverage for damages to third parties for which we are legally liable, notwithstanding a $2,000,000 deductible each occurrence, bodily injury and property damage combined, including expense. Travelers is reimbursed via a daily cash transfer system for claims within the deductible area.

Policy Period

4/1/97 - 4/1/98

Limits of Liability

COVERAGE                                         LIMITS OF LIABILITY

Bodily Injury and                                $2,000,000 per occurrence
Property Damage Liability                        Combined Single Limit
Medical Payments                                 $5,000 Each Person
Uninsured/Underinsured Motorists                 Statutory Limits

Statutory No-Fault coverage in states where applicable

Basis of Premium Charge

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

Prior to renewal each year, the Risk Management Department sends each operation a form to be completed. The form indicates the number of vehicles by category. Premium is then charged on the number of vehicles in each of five classes (automobiles, vans, trucks, tractors and buses) as well as three experience rate levels relating to the operation's past losses.

Short-Term Leased Vehicles
(Less than one year)

For automobiles rented/leased with the Corporate American Express Card within the United States, no matter which leasing company is used to lease a short-term vehicle, the insurance waiver for the collision deductible should be accepted. If not rented/leased with the Corporate American Express Card, it will be up to the individual operating unit's management to decide whether or not the employee waives or accepts the waiver for collision deductible. This decision should be based on the costs/benefits of the operating unit's rental experience.

Use of Personal Automobile on Company Business

The AlliedSignal Inc. Corporate Risk Management Program does not provide coverage for physical damage to an employee's vehicle or for the employee's liability to third parties. An employee using their own automobile on company business must look to their own personal insurance carrier for coverage.

At the discretion of Corporate Management, the Corporate Automobile Liability Policy will provide liability insurance in excess of the employee's personal automobile liability limits while an employee is using his personal car on company business.

Notice and Handling of Claims

         A.       Litigation

                  If you receive a copy of a Summons, Complaint Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions or employees is involved in a lawsuit, immediately contact your Regional Counsel. Forward legal papers to your counsel with copies to the Corporate Risk Management Department.

         B.       Other Claims

                  The following Motor Vehicle Accident Reporting Form is to be completed in full and returned to the Corporate Risk Management Department. The information is necessary to attempt recovery from the adverse driver and also enable proper credit of any recovery.

2 of 2

                             TITLE:                       RISK
[LOGO] ALLIEDSIGNAL          BLANKET CRIME                MANAGEMENT
                                                          MANUAL

SUPERSEDES:                  DATE:                        PAGE: 1
2/96                         2/97

BLANKET CRIME INSURANCE

Insurance Company

National Union Fire Insurance Co.                     Federal Insurance Company

Coverage

This policy will reimburse AlliedSignal for loss of Money, securities and other property resulting from perils insured, i.e., employee dishonesty, safe burglary, robbery, hold up, and forgery, subject to the limits of liability stated below.

Policy Period

12/31/95 - 12/31/98

Limits of Liability

TYPE OF LOSS                                        LIMIT            DEDUCTIBLE
------------                                        -----            ----------
Employee Dishonesty
Loss Inside Premises
Loss Outside Premises
Depositors Forgery Coverage                      $50,000,000       $1,000,000
Loss of Precious Metals
Money Orders, Counterfeit
Paper & Credit Card Forgery*

* $1,000,000. Limitation on credit card forgery

Basis of Premium Charge

Premium is based on census and precious metals exposure.

Notice an Handling of Claims

Report losses to the Risk Management Department, Corporate Controller, the Director of Corporate Services and the Director of Corporate Auditing in accordance with Vol. I Section I.6 of the AlliedSignal Controller's Manual.

1 of 1

                             TITLE:                         RISK
[LOGO] ALLIEDSIGNAL          DIRECTOR & OFFICERS            MANAGEMENT
                             LIABILITY                      MANUAL

SUPERSEDES:                  DATE:                          PAGE: 1
2/96                         2/97

DIRECTORS & OFFICERS LIABILITY

For information on this coverage contact Lois Fuchs at (973) 455-5916.


1 of 1

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          FIDUCIARY LIABILITY           MANAGEMENT
                                                           MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
2/96                         2/97

FIDUCIARY LIABILITY

Insurance Company

a.       National Union
b.       CNA Insurance
c.       Reliance Insurance
d.       ACE Insurance

Coverage

This coverage will pay on behalf of any individual construed to be a fiduciary under ERISA and AlliedSignal Inc. and its subsidiaries, claims made during the policy period for breach of fiduciary duty in the administration of Employee Benefit Plans as governed under ERISA or similar Canadian, U.K. or other foreign laws.

Policy Period

12/31/95 - 12/31/98

Limits of Liability

Contact the Risk Management Department for specific limit information.

Deductible

The Corporate deductible is $250,000 per loss (incl. defense). First dollar coverage is provided to individual fiduciaries.

1 of 1

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          GENERAL & AUTO LIABILITY      MANAGEMENT
                             FOREIGN                       MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
5/96                         6/97

COMPREHENSIVE GENERAL & AUTOMOBILE LIABILITY - FOREIGN

Insurance Company

Zurich-American Insurance Company
Policy No. CGL 68-63-617-04

Coverage - General Liability

This policy pays on behalf of or indemnifies AlliedSignal Inc. for all sums which they shall become obligated to pay by reason of third party liability imposed by law for damages because of bodily injury, sickness or disease, and/or injury to or destruction of property, including the low of use thereof, caused by an occurrence.

Coverage under this policy also includes (but is not limited to) the following types of liability claims: products (excluding aircraft products), completed operations and contractual liability.

Policy Period

4/1/97 to 4/1/98

Limits of Liability (In US dollars)

General Liability

$2,000,000 combined single limit, per occurrence $20,000,000 in the aggregate $2,000,000 Products Liability and Completed Operations per occurrence/$4,000,000 in the aggregate

Automobile Liability

    Bodily Injury/Property Damage              $2,000,000 combined single limit

    Hired car and non-ownership coverage included.

Deductibles

General-Liability

         None

Automobile Liability

1 of 3

         For owned automobiles, this coverage is excess and difference in conditions over local statutory limits or $25,000 SIR, whichever is greater.

Local Automobile Insurance Guidelines

Automobile insurance is broken down into 2 main categories:

         1. Automobile Liability for bodily injury and property damage to others 2. Physical damage to the vehicle to include collision, theft, etc.

The purchase of physical damage insurance is prohibited by Corporate policy.

As respects automobile liability, this subject can be broken down into two more categories:

         A.       Liability arising out of the use of owned or leased vehicles

         B. Liability arising out of the use of vehicles not owned, hired or leased by AlliedSignal. This category includes vehicles that are owned by AlliedSignal employees and used on company business with the permission of the company.

In item "A" above, the owned or leased vehicles must carry local automobile liability insurance. In most countries, the local vehicle registration laws require that the operating unit maintain automobile liability insurance for those vehicles.

Non-owned vehicle coverage is provided as an adjunct to our general liability program. Such coverage will also normally be provided on an admitted basis as part of the locally issued general or automobile liability policies. It is important to note, however, that this coverage does not extend to personal use of employees' vehicles. It is intended to protect AlliedSignal and may, depending on the discretion of the Risk Management Department, be extended as excess coverage to its employees as respects liability arising from employees using personal cars on company business. Therefore, it is imperative that all employees continue to maintain their own personal automobile insurance.

With respect to the Zurich-American USA policy, it extends on a broader and excess basis to all categories of automobile liability indicated above, over a minimum primary limit of $25,000 or the local statutory limit, whichever is greater.

On the subject of rented automobiles, the major rental firms with whom we deal provide liability insurance as part of the rental agreement. Our international program provides insurance protection for both AlliedSignal and the employee, while an company business, for coverage in excess of that offered by the automobile contract.

The Zurich-American program does not mandate that the local admitted automobile insurance be placed with the Zurich-American network facility in the various countries. However, with all other factors being equal, we strongly encourage the use of the Zurich-American for the admitted automobile liability program. Whether or not the Zurich-American is used, the J&H local facility is to be the broker for the automobile insurances.

Basis of Premium Charge - General & Automobile Liability

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

Premium is based on non-aircraft sales and number of vehicles.

Notice and Handling of Claims

The original of each report and of supporting papers are to be submitted to the local Zurich representative servicing the area where the accident occurred, with copies sent to the, Risk Management Department at

                  101 Columbia Road
                  Morristown, New jersey 07962

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

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          GENERAL LIABILITY-DOMESTIC    MANAGEMENT
                             MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
5/96                         5/97

GENERAL LIABILITY INSURANCE

Insurance Company

The Travelers Indemnity Company
U.S. Policy No. TC2J-GLSA-199T573-A-TIL-97

Coverage

This policy will pay on behalf of AlliedSignal Inc. & subsidiaries all sums the insured is legally liable to pay, for damages arising from bodily injury and property damage liability, resulting from a product or activity of the insured and caused by an occurrence.

Coverage under this policy includes (but is not limited to) the following types of liability claims: products (excluding aircraft products), completed operations, contractual liability. This policy will pay first dollar coverage for damages to third parties for which we are legally liable, notwithstanding our current deductible of $3,000,000 each occurrence, bodily injury and property damage combined, including expenses. Travelers is reimbursed via a daily cash transfer system, for claims within the deductible area.

Policy Period

4/1/97-4/1/98

Limits of Liability(1)

         A. General Liability (excl. products) -$3,000,000 each occurrence combined limit for bodily injury, sickness, disease or death or physical injury to or destruction of tangible, property.

         B. Product Liability (excl. aircraft products) and Completed Operations Liability - $3,000,,000 each occurrence, combined limit for bodily injury and property damage subject to an aggregate(2) of $10,000,000.

              (1) Defense costs are paid in addition to the limits of
                  liability.

              (2) Aggregate is eroded by indemnity payment within both the deductible & pure insurance areas.

Basis of Premium

8% is based on wages - this covers premises type exposure 60% is based on historical loss experience.

32% is based an non-aircraft sales.

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

NOTICE AND HANDLING OF CLAIMS

A.       Litigation

         If you receive a copy of a Summons, Complaint, Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions, operating units or employees is involved in a lawsuit, immediately contact the Law Department Forward legal papers to your assigned company Counsel with copies to the Risk Management Department.

B. Other Claims and Incidents

         Report all other claim and incidents under this coverage by submitting a comprehensive narrative report to the Risk Management Department and the Travelers Insurance Company. For serious claims telephone the Risk Management Department and provide all available information.

         Your written report should include all relevant aspects of the claim, especially the following items:

                  1. Date of accident or loss

                  2. Persons involved and extent of their injuries 3. Extent of Property Damage 4. Short narrative of what took place 5. Copies of available accident reports and witness statements

         The Risk Management Department and the local Travelers office will work with you in every aspect of a claim under this coverage, so that fine disposition is made in the most beneficial and expeditious manner.

C. Environmental Claims

         See Excess Liability Section.

GENERAL LIABILITY INSURANCE-CANADA

Insurance Company

The Guardian Insurance Company
Policy No. 1412000

Policy Period

4/1/97-4/1/98

Coverage

Coverage is the same as provided in the United States.

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

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          EMPLOYEE TRIP TRANSIT         MANAGEMENT
                             MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
5/96                         5/97

EMPLOYEE TRIP TRANSIT

Insurance Company

Fireman's Fund Insurance Company
Policy No. OP-18530

Coverage

Provides worldwide coverage on household goods and personal effects of AlliedSignal's officers and employees while in transit by any mode of conveyance, including risks while on docks, platforms, wharves, sidings, awaiting transshipments or being transshipped, and held covered while in warehouses. Insured against "All Risks" of physical loss and/or damage from any external cause exclusions considered uninsurable, such as nuclear, wear and tear, insects, inherent vice and gradual deterioration. Coverage does not apply to loss of accounts, bills, currency, deed, evidences of debt, money, notes or securities. Jewelry and watches require prior Risk Management Department approval at rates to be agreed upon. Coverage attaches from the time goods are being packed for shipment and covering continuously until same are safely delivered and unpacked at the final destination, but only at and between the places as reported on AlliedSignal's monthly report required to be made under the policy.

For questions on Monthly Reporting, please contact Fran Watkins in Morristown.

Policy Period

5/1/97-4/30/98

Limit of Liability

$400,000 any one shipment at any one time.

Deductible

None

Notice of Handling of Claims

Report to the AlliedSignal Risk Management Department, who shall report prompt notice to the Fireman's Fund Insurance Company.

All potential claims in excess of $500 shall be reported to:

                           Mr. Tom Lynch
                           Fireman's Fund Insurance Company

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

                           Ocean Marine Claims
                           One Liberty Plaza
                           New York, NY 10006

2 of 2

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          MARINE CARGO                  MANAGEMENT
                             MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
5/96                         5/97

OCEAN CARGO INSURANCE INCLUDING WAR RISK

Insurance Company

Fireman's Fund Insurance Company
Policy No. OP-18529 - Ocean Cargo

Policy No. OP-18530 - Household and Personal Effects

Coverage

This policy covers 100% interest in shipments worldwide (excluding shipments within the US & Canada), by vessel and air freight for account of AlliedSignal Inc. and its overseas customers on merchandise incidental to the business of the insured.

Valuation of goods normally includes prepaid or advanced or guaranteed freight or other charges incurred prior to shipment, plus 10%. Policy provides for certain alternative valuation clauses.

Limits of Liability

         1.  $15,000,000 per any one vessel or conveyance including aircraft.

             $400,000 per any one household effects shipment

              $50,000 per package shipped by mail or parcel post and $50,000 in any one package and/or baggage while in the custody of a messenger whether an employee of AlliedSignal Inc. or otherwise.

         2. Shipments originating within the United States and Canada are excluded if the destination is also within the US or Canada.

         3. War Risk applies only while goods are carried on overseas vessels or aircraft. It does not apply prior to being on-board or after arrival at intended port of discharge.

         4. War Risk does not cover loss or damage caused by or resulting from commandeering, preemption, requisition, nationalization or seizure or destruction under quarantine or customs regulations.

         5. Geographical Limits - coverage is on the basis known as "World to World", i.e., from ports and places in the world to ports and places in the world.

         6. All merchandise with exception of Dry Bulk Cargo and Liquid Bulk Cargo is insured for "All Risks" conditions. Intracompany shipments are subject to a $5,000 deductible. Note, in view of the sensitive nature of our products, under deck stowage should always be requested from the Steamship Companies.

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

              Dry Bulk Cargo is insured for "All Risks". However, claims for leakage and/or shortage and/or loss in weight are subject to a one-half (.5%) deductible applied to the insured value of the entire shipment.

              Bulk Liquid Products are insured:

              "All Risks" excluding shortage, leakage, and/or contamination unless caused by or arising out of the vessel being stranded, sunk, burnt, or in collision. Contamination resulting from stress of weather is covered.

              Claims are payable subject to deductible for normal shortage.

              Options are given to cover Bulk Liquid Cargo for:

                           a. "All Risks" excluding unexplained shortage and/or loss in weight. Claims for differences between shipped and outturn weights are subject to a .5% deductible applied to contents of each tank.

                           b. "All Risks" including coverage for all shortage and/or loss in weight subject to deductible of .5% applied to contents of each tank.

                                    Warranties are in effect with respect to tank cleanliness, loading and survey requirements.

         7. Temporary detention coverage is provided for goods during interruption of transit and in temporary storage for repacking, consolidation, inspection, storage or allocation for up to 60 days.

         8.   Duty coverage on imports included where required.

         9.   Sixty (60) days notice of cancellation.

         10. Foreign storage coverage is provided for goods in storage up to $500,000 each unnamed location. The risks of Earthquake and Flood are excluded at unnamed locations; but these risks may be restored if location is named within thirty (30) days of receipt of merchandise. A specific endorsement must be secured to name the location and respective limit. Prompt notice must be given when goods are placed in storage indicating location, amount and goods at risk.

         11.  Contingency - For Exports Only

              Depending on the Contracts of Sale, the buyer will arrange their own Marine insurance, thus AlliedSignal will not insure the shipment an behalf of the buyer under the Corporation's Ocean Marine Insurance Policy. For one reason or another, title in the goods may revert to the seller, i.e., by exercise of rights of stoppage in transit or rejection of the goods by the buyer. Or the buyer might refuse to pay for the merchandise because of loss and/or damage.

              In order to protect AlliedSignal's interest in the preceding, AlliedSignal has the option provided such option is exercised prior to any known or reported loss to insure all goods and/or merchandise sold to others whereby AlliedSignal is not obligated to provide Ocean Cargo insurance for the Contingency Interest of AlliedSignal Inc.

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

              This coverage will indemnify AlliedSignal for loss incurred due to perils insured against under the Corporation's Ocean Marine Insurance Policy.

         12.  Exhibitions

              All goods and/or merchandise property of AlliedSignal Inc. while on tour and/or display in exhibitions, showrooms and/or trade shows or otherwise including all incidental transit are covered under the Marine Insurance Program. Excluding exhibitions, showrooms and/or trade shows, etc, in the United States.

              The limit of this coverage is $100,000. Excess coverage provided under foreign property program.

         13.  Increased. Value/Difference in Conditions - For Imports Only

              Depending on the Contracts of Sale, AlliedSignal will purchase various merchandise from vendors located outside the United States in which the Seller will arrange the Ocean Marine Insurance. Thus in the event of loss or damage, AlliedSignal will have to rely on the Sellers Insurance to be reimbursed for the loss.

              In order to fully protect AlliedSignal's interest, AlliedSignal has the option, provided such option is exercised prior to any known or reported loss, to insure all goods and/or merchandise purchased by AlliedSignal on Cost, Insurance, Freight (C.I.F.) or other terms of purchase whereby the Marine insurance is provided by the seller or others for Difference in Conditions and Increased Value as stated in the Corporation's Ocean Marine Insurance Policy.

Policy Period

5/1/94 until cancelled.

Notice and Handling of Claims

In the event of loss:

         - Make every reasonable effort to minimize the loss. Act as a prudent uninsured cargo owner would. Reasonable expenses incurred in minimizing a loss are recoverable.

         - Take proper delivery exceptions and file claim against the transportation carrier. Do the necessary to preserve insurer's recovery rights against the carrier.

         - Promptly report the loss to AlliedSignal's Risk Management Department (domestic shipment and imports) or insurer's settling agent (exports).

INTERNATIONAL SHIPMENTS

Import Shipments (From Foreign, to U.S.)

         Inspect Cargo

         Before accepting your shipment from the carrier, carefully inspect the cargo. If damages or shortages are observed, make the appropriate notation on the delivery receipt. If damage is

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

suspected but not readily apparent, note on the delivery receipt "Subject to Inspection." At this time, take any practical steps to minimize the loss.

File Claim on Carrier

                  Promptly file written claim against the transportation carrier. (See sample claim letter).

                  Prompt notice is very important as claims can be disallowed within a short period. For example, a claim for damage to an air shipment must be filed within seven days. FAILURE TO FILE PROMPTLY AGAINST THE CARRIER MAY PREJUDICE YOUR INSURANCE CLAIM.

File Insurance Claim

Promptly report the loss to AlliedSignal's Risk Management Department who will in turn notify insurer.

If the loss exceeds $5,000 or involves unusual circumstances, the initial report should be made by telephone, so that insurer might arrange to have a surveyor inspect the damages promptly. The surveyor issues his report to insurer relating the nature, cause and extent of loss.

Regardless of the amount of the loss, do not dispose of any damaged cargo until settlement is agreed or advised to do so by the surveyor.

Claims Documentation

Cargo claims are essentially adjusted on the basis of documentation. It is your obligation to demonstrate your claim by providing the Risk Management Department with documentation which shows the loss was incurred during transit and which substantiates the values being claimed.

The following documents are required for claims on imports:

- File an itemized statement as to the amount claimed
- Bills of Lading (Ocean, Air and Inland). If claim is for non-delivery of an entire shipment, all original ocean bills of lading are required.
- Commercial Invoice
- Packing List
- Consumption Entry Report (if duty is insured).
- Copy of claim against the carrier and reply, if any.
- Delivery Receipt showing exceptions.
- Trailer Interchange Receipt (for containerized shipments).
- Carrier's confirmation of non-delivery (when claiming non-delivery of an entire shipping package).
- Repair/reconditioning invoices or estimates.

This list includes the documents commonly needed to demonstrate a cargo claim. Be me to submit any other documentation which would substantiate your claim.

General Average

In case a General Average is reported, the Average Adjusters require either a cash deposit or a General Average Guarantee from an Underwriter authorized to do business in the country where security is

4 of 6
taken.

The cargo generally will not be released until the Average Adjusters receive the Average Bond or Average Agreement and the General Average Guarantee.

Be prepared to furnish identification of the Average, Adjuster, details of the casualty, description and value of cargo, the Bill of Lading number and date, and identification of the insurance declaration. Alexander & Alexander will then arrange for the Underwriter to issue a General Average Guarantee or to post a cash deposit.

The documentation required is as follows:

a.       Invoice
b.       Bill of Lading

c.       Copy of the signed Average Bond or Average Agreement
d.       Insurance Certificate or Insurance Declaration

After the cargo is released for delivery and the documentary requirements fulfilled all subsequent claim negotiations will be between the Average Adjuster and Underwriter.

Export (U.S. to Foreign) and Foreign (Foreign to Foreign) Shipments

On shipments terminating in foreign countries, the consignee basically follows the same claim procedure as you do for imports. Instead of reporting the loss to AlliedSignal's Risk Management Department, however, the consignee contacts the insurer's survey agent as listed on the Special Marine Policy which he receives with the shipping documentation.

The consignee pays the survey fee and submits his claim (including the survey fee) to the nearest insurer settling agent shown on the Special Marine Policy. He submits the Special Marine Policy and the survey report in addition to those documents listed above for import shipments.

This claim procedure is clearly outlined on the reverse of the Special Marine Policy.

HOUSEHOLD AND PERSONAL EFFECTS SHIPMENTS

Employees household goods and personal effects moves are insured against all risks of physical loss or damage from an external cause up to the value declared on AlliedSignal's relocation forms.

Domestic and Foreign to U.S. Moves

         Inspect Cargo

         Before accepting delivery, inspect your goods and note any apparent damages on the delivery receipt. If you do not have an opportunity to make a thorough inspection, sign the receipt with the notation "Subject to further inspection."

         File Claim Against the Moving Company

         In the event of damage or shortage, promptly notify the moving company by telephone and then follow-up with a written notice of claim. Under a special arrangement with the insurer, the moving

5 of 6
         company will inspect the damages and settle the claim directly with you.

         Claims Documentation

         The following documents should usually be submitted to the moving company:

         - Bill of Lading
         - Valued Inventory
         - Packing List/Inventory
         - Delivery Receipt
         - Repair Bill or Estimates
         - Completed Claim Form (supplied by the moving company)

Foreign Moves

In the event of loss or damage to your goods when delivered to a foreign destination, secure the above claim documentation (Household and Personal Effects Shipments) and forward to the Risk Management Department.

GENERAL REMARKS

These procedures will serve as a guideline for everyday cargo claims handling. If you encounter any difficulties in handling a particular claim, contact the Risk Management Department for assistance.

You should also be sure to promptly notify the Risk Management Department of any serious cargo loss.

                                       SAMPLE LETTER FORM FOR
                                       NOTICE OF LOSS TO CARRIER
                                       TO BE WRITTEN ON YOUR LETTERHEAD

                                                 Vessel or Carrier's Name
                                                 Bill of Lading No. - Date
                                                 Description of Shipment
                                                 Estimate of Loss

Your own Reference No.

Gentlemen:

The captioned shipment was received short and/or damaged. We hold you fully responsible for an estimated amount of $________.

Please forward a copy of your delivery records covering this shipment so we may file claim under our insurance.

A formal claim with supporting documents will be submitted when the exact amount of loss has been determined.

Very truly yours,

[Signature]

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                             TITLE:                         RISK
[LOGO] ALLIEDSIGNAL          EXCESS LIABILITY               MANAGEMENT
                             MANUAL

SUPERSEDES:                  DATE:                          PAGE: 1
5/96                         5/97

WORLDWIDE MARINE LIABILITIES

Insurance Company

European, US, Swiss & Bermudian Companies

Coverage

This insurance will pay on behalf of the Assured all sums for bodily injury and property damage which the Assured shall become legally liable to pay or be liable to pay by reason of contract or agreement including but not limited to Protection and Indemnity Risks, including War Protection and Indemnity Risks for AlliedSignal's barge fleet, collision, towers, removal of wreck, charterers, charterers' demurrage, terminal or wharf owners or operators' liability. Includes seepage and pollution coverage in accordance with Federal Water Quality Improvement Act requirements.

Policy Period

4/1/97 - 4/1/98

Limits of Liability*

$200,000,000 any one occurrence and in the aggregate**, excess of $3,000,000 (insured and/or self-insured) any one occurrence.

* Payment of Loss for joint ventures is determined as follows: Total loss of joint venture times AlliedSignal's percentage of interest, unless otherwise requested and endorsed on the policy.

** Additional limits respond on a "claims-made" excess basis.

BROAD FORM UMBRELLA LIABILITIES-WORLDWIDE

Insurance Company

Alchem Insurance Ltd., Bermudian, European, Swiss & American Companies

Coverage

Excess Liability Insurance is designed to add an additional amount of coverage over and above some specific limit. Our excess liability policies provide coverage over various primary underlying limits.

Underwriters shall indemnify the Assured for all sums which the Assured shall be obligated to pay by

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reason of the liability:

                  e.       imposed upon the Assured by law, or

                  f. assumed under contract or agreement by the Named Assured and/or any officer, director, stockholder, partner or employee of the Named Assured, while acting in his capacity as such, for damages on account of:

                           i.          Personal Injuries
                           ii.         Property Damage
                           iii.        Advertising Liability
                           iv.         Marine Liability

caused by or arising out of each occurrence happening anywhere in the world.

Policy Period

4/1/97 - 4/1/98

Limits of Liability*

$200,000,000 combined single limit attaching excess of the following:

                  US$3,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects general and non-aircraft products liability.

                  US$2,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects Automobile Liability

                  US$2,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects Foreign Liability

                  US$1,000,000 Ultimate Net Loss per person as respects Employer's Liability Occupational Disease (domestic). Excess of non-U.S. and Canada programs declared to Risk Management Department.

Basis of Premium Allocation

50% is based on non-aircraft sales.
50% is based on historical loss experience.

*Payment of Loss for joint ventures is determined as follows: Total loss of joint venture times

AlliedSignal's percentage interest, unless otherwise requested and endorsed on the policy.

NOTE: Additional limits respond on a "claims-made" excess basis.

SEEPAGE AND POLLUTION LIABILITY

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Insurance Company

European, US, & Bermudian Companies

Coverage

To cover the Assured for all liabilities, costs and expenses for which they may be held liable arising from seepage, pollution, contamination, containment, confinement and cleanup expenses, (unless deliberate or resulting directly from willful or conscious violation or non-compliance with rules, regulations or law). Coverage is limited to accidental, unintended and unexpected occurrences. All policies require that the occurrence can be identified as commencing at a specific time and date during the term of the policies, that we learn of the occurrence within a specified time soon after commencement and report same to underwriters within a specified time*. Excludes coverage for claims involving waste sites.

Policy Period

4/1/97 - 4/1/98

Limits of Liability**

Contact the Risk Management Department for specific limit information.

NOTICE AND HANDLING OF CLAIMS

Notice of Loss

First Notice of Loss should immediately be phoned to the Risk Management Department. All losses must be reported to the Risk Management Department in time for them to report the loss to the insurers within 20 days of commencement of the loss.

*Time element wording varies by policy as shown on next page.

**Limits of liability for joint ventures we determined as follows: policy limits times AlliedSignal's percentage of interest in the joint venture unless otherwise arranged.

Pollution - Time Element Reporting Provisions

Discovery Within                                               Reporting Within
7 days                                                         40 days

Litigation

If you receive a copy of a Summons, Complaint. Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions, operating units or employees is involved in a lawsuit, immediately contact the Law Department. Forward legal papers to your assigned company Counsel with copies to the Risk Management Department.

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Other Claims and Incidents Involving Pollution

Report to the Risk Management Department all claims, lawsuits, and incidents relating to waste disposal or plant manufacturing operations and which involve alleged contamination of the environment. All claims are to be reported irrespective of the date upon which the disposal or spillage occurred. Claims and lawsuits that must be reported include the following:

              o demands from any private party or governmental entity that action be taken to remedy the alleged contamination

              o information requests from any governmental agency or private party

              o demands for reimbursement of costs expended and/or damages incurred by any governmental agency or private party

              o circumstances that involve negotiations with a governmental agency where a written demand has not been made but where a consent order is expected.

Reports of these claims to Risk Management should include a copy of the claim or lawsuit, a synopsis of the events, if known, associated with the claim along with an outside counsel recommendation or selection if the Law Department determines that outside counsel is necessary.

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                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          GLOBAL PROPERTY DAMAGE &      MANAGEMENT
                             BUSINESS INTERRUPTION         MANUAL

SUPERSEDES:                  DATE:                         PAGE 1
10/95                        10/96

GLOBAL PROPERTY DAMAGE, AND BUSINESS INTERRUPTION

Insurance Company

The insurance company is American International Underwriters for Allied's International locations. In North America the Primary insurers are Reliance, Houston Casualty, National Union and Protection Mutual. These same insurers, plus other U.S. & European insurers participate both in the primary layer, as well as the excess layers.

Coverage

This is a blanket policy* covering the Corporation against loss or damage, on a replacement cost basis **, to real and personal property, or the property of others for which the Corporation is responsible at locations worldwide (including while in transit). The policy insures against all risk of direct physical loss or damage from any external cause, including boiler and machinery breakdown and is subject to normal exclusions such as wear and tear, gradual deterioration, extremes of temperature war, nuclear and other exclusions commonly considered uninsurable or the subject of other insurance such as employee dishonesty.

The Policy covers Boiler and Machinery up to the full limit per occurrence. This policy also provides business interruption insurance and contingent business interruption insurance which is designed to pay for loss of profits and continuing costs which result from damage to insured property and/or to those of a supplier or receiver by art insured peril.

The policy has been extended to cover damage to electronic data processing equipment and for costs of reproducing media from duplicates or originals only. Some limited amount of full reproduction expenses is provided. Included therein is business interruption and/or extra expense coverage which provide for reimbursement for loss of income and/or the assurance of funds to meet the additional expenses incurred in returning to normal operations following an Insured incident.

The policy automatically (subject to reporting to underwriters in a certain time frame) covers new and acquired property and the interest of any company or corporation which during the period of the policy is merged with, becomes a subsidiary of, or becomes controlled by Allied or any subsidiary of Allied.

*This policy covers all Allied Signal's locations on a blanket basis (except certain EMS locations, which are covered for $1.2 Billion each occurrence) which means the entire amount of insurance can be applied to a single location.

**In the event of loss or damage to real and/or personal property which is not repaired rebuilt or replaced, such property will be valued at Actual Cash Value.

Policy Period

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10/1/96 - 10/1/97                                     RENEWED 10/1/97 - 10/1/98

Limits of Liability

Blanket limit combined on Real and Personal Property Insurance and Business Interruption.

$350,000,000 for earthquake per occurrence and in the aggregate except Critical Zone earthquake where it is $200 million per occurrence and in the aggregate for ISO Critical Zone 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada) and $150 million per occurrence and in the aggregate for one other Zone 1 equivalent International locations. In Japan Zones 4, 5 or 6 there is a 60% indemnity provision. For Flood the per occurrence and annual aggregate is $350,000,000, except in The Netherlands where the occurrence/aggregate limit is $25,000,000.

$150,000,000 per occurrence for the following:

a. Extra Expense
b. Contingent Extra Expense
c. Rental Insurance
d. Transit
e. Contingent Business Interruption
f. Fine Arts
g. Valuable Papers and Records (including reproduction cost of media)
h. Leasehold Interest
i. Off Premises Power - Property Damage and Time Element - excluding losses resulting from flood and earthquake.
j. Accounts Receivable
k. Debris Removal (except windblown debris)
l. Vessel impact damage to piers, wharves and docks
m. Expediting Expense
n. Installment Sales
o. Miscellaneous Unnamed Locations

p. Newly acquired property subject to reporting within 180 day of acquisition
q. Precious metals r. Fire Department/Brigade Charges s. Electronic Data Processing Equipment t. Property in the course of construction (including testing)

Deductible

All claims for damage, loss of income, profit or expense arising out of any one occurrence shall be adjusted as one loss and from the amount of such adjusted loss, there shall be deducted the sum of $100,000 combined any one occurrence at all locations, anywhere in the world except $250,000 combined any one occurrence at all locations in the U.S, its territories and possessions, Puerto Rico and Canada.

Earthquake Deductibles*

$10,000,000 for each loss Insured against the peril of earthquake involving all locations situated within designated critical ISO Zone No. 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada).

Deductibles:

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1.    $5,000,000         for each loss at the following locations:

                         Frankford
                         Hopewell
                         Orange

2.    $2,500,000         for each loss at the following locations:

                         Chesterfield
                         Columbia
                         Moncure

3.    $2.500,000         for each loss at the following locations:

                         Detroit (Tar Plant)
                         Ironton (Tar Plant)
                         Pottsville, PA
                         Longlaville, FR
                         Riedel-de-Haen German
                         Rudolstadt, Germany

4.    $100,000           for each loss involving property in transit.

*One carrier (Protection Mutual) has an earthquake deductible of 5% of the maximum of $500,000 any one occurrence in Japan or Mexico and a deductible of 5% to a maximum of $1,500,000 any one occurrence in Taiwan.

5. a. 2% for each Property Damage loss insured against by the peril of windstorm in the U.S.A. at each location within designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be stated percentage of the one hundred percent reported property damage values for each and every location (see Attachment A).

b. 5 days     for each Time Element loss insured against by the peril of windstorm in the U.S.A. at each location within the designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be the dollar equivalent of the stated number of days times the daily plant value - computed by dividing the reported annual time element values by the actual number of working days.

Notwithstanding 5 a and b above, the minimum amount to be deducted from the total loss arising out of one windstorm occurrence shall in no event be less than $250,000, while the maximum amount to be deducted shall in no event be greater than $5,000,000.

Territory

Worldwide except Afghanistan, Albania Angola, Bosnia-Herzegovina, Croatia, Cuba, El Salvador, Iran, Iraq, Kampuchea (Cambodia), Laos, Lebanon, Libya, Macedonia, North Korea, Outer Mongolia, Serbia, Syria, Tibet and Montenegro. Those with a $10,000,000 per occurrence limit include Armenia, Azerbaijan, Bulgaria, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldava, Romania, Tajikistan, Tibet, Turkmenistan, Uzbekistan and Russia.

Basis of Premium Charge

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Values for property damage and business interruption are completed and submitted to the Risk Management Department annually. Premium is determined on the basis of trended building, machinery and equipment replacement values, together with inventory and estimated business interruption values as of December 31 each year. In addition, loss experience is considered in expensing the cost of the Insurance based upon each business area's proportion of total values.

Notice of Loss

The proper reporting of claims is important as it effects:

         o      The speed of loss settlement

         o The prejudicing of your rights against the insurance company caused by reporting delays, thereby violating the insurance policy conditions

         o      The proper adjusting of the claim amount.

For all losses that may result in an insurable claim you should notify the Corporate Risk Management Department and if the loss occurs outside North America, you should immediately notify your local insurance broker when:

         o      The claims could exceed $10,000

         o There is a possibility that the claim will be denied by the local insurance company

         o      There is a dispute as to the settlement amount of the claim

All losses should be reported to the local broker and the Corporate Risk Manager. Those claims insured by the Corporate Ocean Maine Cargo program should be reported in accordance with the procedures set forth by the Corporate Risk Management Department and reported to the Corporate ocean marine cargo broker in New York.

The claims specialists are:

AlliedSignal Inc.                           Mr. Tim Cummings
Morristown, NJ Office                       Manager, Risk Management Services

                                            Telephone: (973) 455-4527

AONNYO                                      Mr. John Rhodes
Property/Business Interruption Claims       Vice President

                                            Telephone: (212) 441-2298

AONNYO                                      Mr. Dante Petrizzo
Marine Claims                               Vice President

                                            Telephone: (212) 441-1340

WINDSTORM ENDORSEMENT DESIGNATED AREAS

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ALABAMA:           Counties of Baldwin and Mobile

FLORIDA:           Seacoast Zone 1
                   Seacoast Zone 2
                   Seacoast Zone 3
                   All Other Counties (Inland)

                   AlliedSignal: Fort Lauderdale, Lynn Haven

GEORGIA: Counties in Brantley, Bryan, Camden, Charlton, Chatham Effingham, Glynn, Liberty, Long, McIntosh, Pierce and Wayne.

HAWAII:            Entire State

LOUISIANA:         Parishes of Acadia, Ascension, Assumption, Calcasieu,
                   Cameron, East Baton Rouge, East Feliciana, Iberia,
                   Iberville, Jefferson Davis, Lafayette, Lafourche,
                   Livingston, Orleans, Plaquemines, Pointe Coupee, St.
                   Bernard, St. Charles, St. Helena, St. James, St. John the
                   Baptist, St. Martin, St. Mary, St. Tammany, Tangipanoa,
                   Terrebonne, Vermillion, Washington, West Baton Rouge and
                   West Feliciana.

                   AlliedSignal:    Geismar, Darrow - Ascension
                                    Baton Rouge     - W and E Baton Rouge

MISSISSIPPI:       Counties of George, Hancock, Harrison, Jackson, Pearl River
                   and Stone.

N. CAROLINA:       Counties of Besufort, Bertie. Bladen Brunswick, Camden,
                   Carteret, Chowan, Columbus, Craven, Currituck, Dare, Duplin,
                   Gates, Greene, Hartford, Hude, Jones, Lenior, Martin, New
                   Hanover, Onslow, Pamlico, Pasquotank, Pender, Perquimans,
                   Pitt, Tyrell, and Washington.

PUERTO RICO:       Entire Island including all Caribbean Islands.

S. CAROLINA:       Counties of Beaufort, Berkeley, Charleston, Colleton,
                   Dorchester, Georgetown, Hampton, Horry, Jasper and
                   Williamsburg.

                   AlliedSignal:                 Conway, Charleston

TEXAS: Counties of Aransas, Bea, Brazoria, Brooks, Calhoun, Cameron, Chambers, Fort Bend, Galveston, Goliad, Hardin, Harris, Hidalgo, Jackson, Jefferson, Jim Wells, Kenedy, Kleberg, Liberty, Live Oak, Matagorda, Nueces, Orange, Refugio, San Patricio, Victoria, Wharton and Willacy.

                   AlliedSignal:                 Orange, Brownsville

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VIRGINIA:          Counties of Accomao, Charles City, Chesapeake, Gloucester,
                   Isle of Wright, James City, Lancaster, Mathews, Middlesex, Nansemond, New Kent, Norfolk, Northampton, Northumberland, Prince George, Princess Ann, Southampton, Surry, Sussex, Virginia Beach, Warwich and York.

                   AlliedSignal:  Hopewell       -     Chesterfield
                                                       County

                                                       Not in designated areas

                                  Petersburg     -     Grant County

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                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          WORKERS' COMPENSATION-        MANAGEMENT
                             DOMESTIC                      MANUAL

SUPERSEDES:                  DATE                          PAGE: 1
7/96                         5/97

WORKERS' COMPENSATION - DOMESTIC

Insurance Company

The Travelers Insurance Company

Policy No.                              Applicable State

TC2EEUB-196T365-1-97                    Texas
TC2JUB-204T578-2-97                     Minnesota
TDRJ-UB-196T362-6-97                    Hawaii, Massachusetts, Oregon, Wisconsin
TC2JUB-202T831-8-97                     All Others States

Self-Insured Excess Policies

Policy #: 4155588                       Arizona, California, Louisiana, New
                                        Jersey, Ohio, Rhode Island, South
                                        Carolina, Washington

Insurer: National Union Insurance Co.

Limits of Liability: Statutory

181000532                               Maine - Insured by Maine Employers
                                        Insurance Co.

Coverage

The Travelers Insurance Company will provide coverage for statutory benefits in all states in the United States, except Maine and monopolistic State Fund jurisdictions (Nevada, North Dakota, Ohio, Washington, West Virginia and Wyoming) and self-insured states. Allied is legally self-insured for workers' compensation in Ohio, Arizona, Louisiana, Rhode Island, New Jersey, Floria, California, South Carolina and Washington. Travelers Insurance Company (CSSC) is our claims administrator in Ohio, Louisiana, Rhode Island, California, South Carolina and Washington. Kemper Insurance (NATLSCO) is our claims administrator in New Jersey, Florida and Arizona for claims with a date of occurrence after April 1, 1996. Travelers was the claims administrator for these three states prior to April 1, 1996. Kemper will provide Employer's Liability coverage, as well as coverage for Longshoremen's and Harbor Workers Act Benefits for New Jersey, Florida and Arizona. Travelers will provide these coverages for all other states.

Limits of Liability

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    1.   Workers' Compensation - Statutory limits in all insured states of the
         United States

    2.   Employer's Liability - $1,000,000 by accident, $1,000,000 by disease

    3. Longshoremens'& Harbor Workers' Act including masters and members of crew for all operations worldwide. The Jones Act, Defense Base Act and Outer Continental Shelf Act are also covered subject to terms and conditions of these acts.1.2.

Location Retained Limits Per Occurrence

Except for Nevada, North Dakota, West Virginia and Wyoming, AlliedSignal is financially self-insured in all states. We retain the first $1 million of each occurrence. Each location is responsible for the first $250,000 per occurrence. Losses from $250,000 to $1 million are retained at Corporate.

Policy Period

4/1/97 - 4/1/98

Basis of Premium Charge

Workers' compensation premium is allocated in two segments. Payroll and estimated claims costs are the base used in determining administrative cost which is allocated annually. Included in the administrative cost are Travelers' engineering services (inspections, schools, etc.), state taxes, special fund assessments, cost of excess insurance and expense and profit of Travelers. Secondly, there is a quarterly charge that includes claim losses based upon total incurred liability, up to a maximum of $250,000 per occurrence and a claims administration fee. Claim losses include all new claims filed during the current period plus increase and/or decrease in the incurred liability for prior periods. Claims and the incurred liability appear on the quarterly loss run. The claims administration fee is 11% for accidents occurring prior to April 1, 1986, and 8% after April 1, 1986.

Locations in State Funds (Wyoming, West Virginia, Nevada, North Dakota) pay premium directly to a division of the respective State Governments. The State Agency is responsible for payment of statutory benefits and administration of the claims.

The cost of this premium is allocated based upon payroll and estimated claims costs.

For accidents that occur on or after April 1, 1996, Kemper Insurance Company is the workers' compensation claims administrator for locations in Arizona, Florida and New Jersey. Travelers Insurance retains responsibility for claims that occurred in these states before April 1, 1996. Travelers also retains responsibility for claims in all other states.

The following Claims Service Requirements (CSR) will be followed by both the Travelers Insurance Company and Kemper Insurance Company in administering our claim files. Travelers refers to these instructions as Special Account Communication (SAC). Kemper uses the title National Account Claim Bulletin.

ALLIEDSIGNAL CLAIM SERVICE REQUIREMENTS (CSR)

Acknowledgment - Workers' Compensation

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The Workers' Compensation system has been programmed to produce a claim acknowledgment printout. All claim acknowledgments will be mailed to: The location submitting the loss.

Adjuster Notes - Workers' Compensation

Instant access to your claim information is available through our adjuster notes facility. The customer will see the development of the specific claim especially in the two key areas of reserve rationale and action plan for resolution. Sharing of information is the key.

Quarterly Contact - Workers' Compensation

We have agreed with both AlliedSignal officials and the producer that Workers' Compensation supervisory personnel will maintain a program of open communications between Travelers, Kemper and AlliedSignal personnel in conjunction with our handling of Workers' Compensation cases. Each AlliedSignal location will have a Workers' Compensation coordinator, designated by the plant manager, who will be our contact. The Claim Supervisor/file handler handling Workers' Compensation claims should maintain at least quarterly contact with the Workers' Compensation coordinator designated at each locations so that cases of interest may be reviewed, or any other topics can be discussed.

File Review Meetings - Workers' Compensation

AlliedSignal Inc. has agreed to hold file review meetings as needed. If requested by AlliedSignal, these file review meetings will be held to discuss open claim files designated by the customer or recommended by Travelers/Kemper as cases significant in nature. After each file is discussed, a joint action plan should be agreed to and made part of the file. These meetings should take place in our office or the AlliedSignal location.

Requests for Special Reports or Services

Occasionally, the AlliedSignal Workers' Compensation Coordinator will ask for special reports or implementation of a program/service that is beyond the services outlined in these instructions. While close local communications are encouraged, any such arrangement (to be performed an a routine basis) should be submitted to the Claim Account Executive for discussion with AlliedSignal Risk Management.

This will assure continuity in the services provided AlliedSignal Inc.

Annual Visitations

On an annual basis, a personal visit will be made to the AlliedSignal location to review the CSR instructions, application of best practices, communications and any problem areas. During these meetings a detailed review of the CSR instructions should be completed to insure we are in compliance. This visitation should be completed during the first quarter and may be part of a, regular quarterly meeting. The AlliedSignal Inc. annual visitation form must be completed and sent to the Claim Account Executive.

"Red Flag" Claims - Workers' Compensation

There will be occasions when the field office will receive notification from the customer expressing special interest in a claim. This will be termed a "Red Flag" claim by AlliedSignal. This special interest may be expressed at the time of first notice, or at any other time while the claim remains open. When a claim is submitted by the AlliedSignal location and a form letter is attached to the first report identifying

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the claim as a "RED FLAG" case, we have agreed to the following special handling guidelines:

         o Acknowledge receipt of the case to the AlliedSignal representative who submitted it.

         o The claim handler will initiate a telephone call to AlliedSignal representative to establish a game plan for investigation and management of the case. The claim handler will outline in a letter to AlliedSignal location the proposed investigation and action to be completed.

         o As the case develops, we will maintain communications with the AlliedSignal location.

         o After completion of the investigation, we will discuss the case by telephone with the AlliedSignal location and explain our decision on compensability. If there is a difference of opinion on compensability and agreement cannot be reached, the AlliedSignal location will contact Tim Cummings and Travelers offices should contact the Claim Account Executive.

If any problems or disagreements arise, notify the Claim Account Executive.

Employer's Liability Claims - Workers' Compensation

Any time an employer's liability claim is established, acknowledgment of the claim should be sent to: (I-1).

Independent Medical Exams and Medical Consultation Referrals After 60 Days of Disability - Workers' Compensation

When an employee has been disabled or is anticipated to be disabled for 60 days or more an independent medical examination or medical consultation referral should be considered. The supervisor managing the claims should discuss the feasibility of an independent exam or consultation with the location submitting the claim. If the location submitting the claim AGREES NOT to schedule IME or refer the employee for a medical consultation the claim file should be documented accordingly.

Medical Services Department

AlliedSignal Inc. has an in house Medical Services Department which is available for consultation on any claim. This medical staff is a valuable resource and we should take advantage of their service. Members of this department may contact you directly an selected cases. If you or our medical vendor require the assistance of AlliedSignal's medical staff, contact (I-1).

Some of the locations, especially the larger ones with a medical representative are interested in receiving copies of the medical reports. We should attempt to accommodate the customers needs for this medical information.

Alternative and Modified Work - Workers' Compensation

AlliedSignal Inc. has put in place an aggressive alternative and modified work program in all their locations. Before making any lost time benefit payments you should discuss with the AlliedSignal location whether the injured worker has returned or will return to alternative or modified work. Continuous contact with the AlliedSignal Workers' Compensation coordinator should be maintained on any employee who is receiving lost time benefits to return these employees to work.

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The process for returning employees to Alternative Work at AlliedSignal is to determine the capabilities of the employee. The AlliedSignal location will determine what restrictions they can accommodate. It is most important the AlliedSignal location know the current capabilities of every disabled employee. The AlliedSignal location representative is to be kept current on the medical status of disabled employees. Every effort should be made to set target dates for return to regular or alternative work.

         o The purpose of this process is to aggressively track for return to work, employees on temporary total disability. If the nature of the claim allows for a more rapid assessment and finalization of the claim, we would certainly encourage you to identify your recommendations to AlliedSignal. If an employee is paid Temporary Total benefits, we will provide the following:

After 90 and 180 days on temporary total disability, identify in a report to the location Workers' Compensation Coordinator, copy T. Cummings the following information. Send a copy of the 90 day report to the Plant Manager.

         90 Days of Temporary Total

         -  Basis for disability - Why is the employee out of work?

         -  What efforts have been made to find alternative work?

         -  When will the employee be returning to work?

         - Identify the chances of the employee ever returning to alternative work, regular job or permanent modified job at AlliedSignal. What can the locations do to provide temporary or permanent job modified job at AlliedSignal. What can the locations do to provide temporary or permanent job modification?

         -  Should we consider Rehabilitation/Retraining?

         - Provide an action plan to return the employee to work or to resolve the claim.

         - If the location has determined that they cannot take this employee back to work,

                  we need to identify to the locations the possible cost of this claim. What are the alternatives for resolving this claim and the cost structure of each?

         180 of Temporary Total

         -  Same information as in 90 day report.

         - At this time, the report must identify the specific action with a time table and the financial consequence that will be taken to resolve this claim.

         - Subsequent reports as determined by the claim and the time table for resolution.

Vocational Rehabilitation - Workers' Compensation

Before assigning a case for vocational rehabilitation we will discuss the reason(s) for the vocational rehabilitation with the location submitting the loss. The AlliedSignal location may have other pertinent information concerning the injured party that will assist in the vocational rehabilitation process.

5 of 8

Claim Checks - Temporary Total, Permanent Partial & Temporary Partial Workers' Compensation

All checks issued in payment of Temporary Total, Permanent Partial and Temporary Partial disability benefits are to be made payable to the injured employee and mailed to the customer at the customer's location reporting the loss. If that practice is not permitted in the state involved, mail the check to the employee and furnish the insured's location the Workers' Compensation payment summary.

Serious/Catastrophic Injuries - Workers' Compensation

When we learn that a claim involves a serious or catastrophic injury, the AlliedSignal Risk Management Department should be notified immediately. The following injuries are examples, but are not intended to be all encompassing.

Fatalities.

Amputation.Of One Or More Extremities.
Severe Brain Or Brain Stem Injury.
Second Or Third Degree Burns.

Heart Cases'.
Disability Of 60 Days.
Occupational Disease.

Notify (I-1) by telephone and direct a detailed letter to the insured outlining the diagnosis, facts of the accident and plans for future handling. The letter should be sent to: Reporting Location, Copies to (I-1) and (B).

Actuarial Reserve - Workers' Compensation

When you are recommending a file for actuarial reserve, send a copy of your recommendation to: Reporting Location, Copies to (I-1) and (B).

Reserve/Estimate Advisory Report - Workers' Compensation

In all cases wherein claim reserve/estimate of $20,000 or more is established, or at the time of any claim reserve/estimate change of $20,000 or more, immediately direct a letter outlining the factors affecting the reserve amount, including facts of the accident, nature and extent of injuries as well as pertinent investigation details to: The location submitting the loss, copies to (I-1) and (B).

Selection of Counsel - Workers' Compensation

The insured has agreed to utilize our regular panel and staff attorneys in defense of law suits. However, on certain cases the customer may prefer to use their own outside counsel for cases in litigation. We have, agreed to accommodate these exception requests.

If you feel that working with the law firm chosen by the customer will prove, to be a problem, contact the Claim Account Executive. If a decision is made to change and assigned Defense Attorney, concurrence must be received from AlliedSignal's Risk Management Department. Direct a letter outlining the facts for the basis of the proposed change to: (I-1), copy to the Claim Account Executive.

6 of 8                                                        08/13/97 16:06:??

Legal Correspondence - Workers' Compensation

You should instruct the defense attorney to send copies of all legal correspondence to: The location submitting the loss.

Pre-Settlement Review - Workers' Compensation

In any case which way have a settlement value of $1.00 to $24,999, we have agreed to review the case with the customer, before settlement negotiations are initiated. This is to be accomplished by letter, setting forth details of the case, and explaining our intentions for handling. This letter is to be directed to:

The location submitting the loss.

We will make every effort to consult with the customer prior to settling any Workers' Compensation claim of $25,000 or greater. This review should be accomplished in a letter which outlines the claim in detail, including our rationale for settlement. This letter is to be directed to: The location reporting the loss and (I-1).

If a mutually acceptable resolution regarding the settlement value cannot be reached, then contact the Claim Account Executive.

Settlements - Workers' Compensation

Before entering into settlement negotiations where the claimant is represented by an attorney to settle a Workers' Compensation claim for any former AlliedSignal employee (no longer working at AlliedSignal) or any active employee that is currently disabled and has indicated he or she is going to file or has filed a separate action against AlliedSignal for wrongful termination, ADA violations, etc., contact Patrick McGovern (973) 455-5069 or Lisa Parlato (East Coast) (973) 455-2150 or Joseph Gore (West Coast) (310) 512-2959. If there are any questions on this procedure please contact (I-1), Tim Cummings at (973) 455-4527.

Surveillance - Workers' Compensation

If a request is made by AlliedSignal for immediate or emergency surveillance or if the claims handler feels there is a need our office will give the assignment to the best surveillance company available that can handle immediate surveillance. There should not be any delay in making the assignment. The surveillance company should confirm the assignment with the AlliedSignal location that made the request.

The Workers' Compensation system has been programmed to produce a closing notice printout. All closing notices will be mailed to: The location submitting the loss.

Closing Notices - Workers' Compensation

The Workers' Compensation system has been programmed to produce a closing notice printout. All closing notices will be mailed to: The location submitting the loss.

Lines of Communication

7 of 8

         (I-1)           Mr. Tim W. Cummings
                         Manager, Risk Management Services
                         AlliedSignal Inc.
                         101 Columbia Road
                         Morristown, NJ 07962-1219
                         (973) 455-4527
                         (973) 455-3866 - FAX

         (B)             Mr. Richard Catarelli
                         J&H/Marsh & McLennan
                         125 Broad Street
                         New York, NY 10004
                         (212) 574-8261
                         (212) 574-8985 - FAX

8 of 8

                             TITLE:                        RISK
[LOGO] ALLIEDSIGNAL          WORKERS' COMPENSATION -       MANAGEMENT
                             FOREIGN                       MANUAL

SUPERSEDES:                  DATE:                         PAGE: 1
5/96                         5/97

WORKERS'COMPENSATION/EMPLOYER'S LIABILITY-FOREIGN

Insurance Company

Zurich-American Insurance Company
Policy No. WC68-63-618-04 - Voluntary Foreign
Policy No. WC79-74-372-04 - Defense Base Act

Coverage

         Workers' Compensation - Coverage A

                  1. Voluntary Foreign Workers' Compensation master US policy coverage provides benefits according to the state statute where the employee was hired on claims filed for all US Nationals and those Foreign Nationals on US dollar payroll anywhere in the world excluding the United States of America, its territories or possessions, Canada, Cuba, Cambodia, Laos, Albania, North Korea, and Viet Nam.

                  2. Defense Base Act, US Code (1946) Title 42, Sections 1651-54, (Public Law 208, 77th Congress, as amended) and the provisions applicable thereto of the Longshoremens' and Harbor Workers' Compensation Acts. Please contact the Risk Management Department and your Regional Counsel prior to entering into any contract requiring Defense Base Act coverage.

         Employer's Liability - Coverage B

         All covered employees, United States and Foreign National, anywhere in the World except excluded countries as mentioned above to a limit of $2,000,000 (US dollars) under the master policy in the US. Excess limits covered under Foreign General Liability and Broad Form Umbrella Liabilities.

Policy Period

4/1/97 - 4/1/98

Basis of Premium

Payroll is the base used in determining the premium.

Loss Limit

The losses used in computing the retrospective premium shall be limited to a maximum of $150,000 per occurrence.

1 of 2

Notice and Handling of claims

Claims filed under this Policy should be mailed to:

                   Risk Management Department
                   Attn: Tim Cummings
                   101 Columbia Road
                   Morristown, NJ 07962
                   973-455-4527
                   973-455-3866 (FAX)

Supporting data, i.e., physician's statement, medical bills. etc. should accompany first notice. Please contact the Risk Management Department for assistance.

Local workers' Compensation/Employer's Liability Insurance Guidelines

As Workers' Compensation/Employer's Liability Laws vary by country, AlliedSignal operating units must arrange local Employer's Liability and/or Workers' Compensation coverage, as required by statute, through their local J&H/Unison representative.

2 of 2

                     SCHEDULE 4.26 - AFFILIATE TRANSACTIONS

ELAC

o Manufacturing Licence and Technical Assistance Agreememtn with Ocean Systems for Dipping Sonar Repair

o     Tax organic unit with AS Deutchland GmbH

o     Profit & Loss carry over with AS Deutchland GmbH

o     Cash pool with AS Deutchland GmbH

o     Long term agreement for cable repair with AS Aerospace GmbH

Ocean Systems

See Schedule 1.3(j).

OS manufactures hybrids for other AlliedSignal operations.

                     SCHEDULE 6.2(A) - RETENTION AGREEMENTS

See Schedule 4.11.

              SCHEDULE 6.5(B) - ACTUARIAL METHODS AND ASSUMPTIONS

See following pages.

                                Schedule 6.5 (b)

ACTUARIAL METHODS AND ASSUMPTIONS
-------------------------------------------------------------------------------

Actuarial Valuation for Accounting Purposes

Actuarial Cost Method
Projected Unit Credit Cost Method*.

Market-Related Value of Assets

Market-related value equals fair market value adjusted for investment earnings and losses. Such investment experience is reflected in market-related value as follows:

o        Actual earnings on fixed-income investments are reflected immediately;

o        Expected earnings on other assets are reflected immediately;

o Actual earnings on other assets less expected earnings on other assets are reflected ratably over three years--one-third in the year following the gain or loss, two-thirds in the second year following, and 100% in all subsequent years.

The Company reported that fixed income investments represented 28.3% and 29.3% of total trust assets as of December 31, 1996 and December 31, 1995, respectively. The Company also reported 1996 rates of return of 8.2% for the fixed income segment and 16.6% for the total trust. Based on this information, a 1996 rate of return of 19.9% was calculated for the other assets of the trust.

Actuarial Assumptions

(1)      Discount Rate: 1.00% compounded annually.

(2)      Expected Long-Term Rate of Return on Assets: 10% per year.

(3) Compensation Increases**: Present compensation is assumed to increase 5% per year to retirement.

(4) Retirement: For Salaried plan, an average retirement age of approximately 61, with incidence at specific ages as follows:

         ------------------------------------
         Age  Probability   Age   Probability
         ------------------------------------
          55           5%    61           20%
          56           6%    62           30%
          57           7%    63           20%
          58           8%    64           30%
          59           9%    65          100%
          60          10%

*Standard Unit Credit for non-pay-related plan.
**Pay-related plan only.

                                Schedule 6.5 (b)

-------------------------------------------------------------------------------

         For Bendix Hourly: The assumed retirement age is based upon the early retirement provisions of the particular location according to the following:

         (a) For units providing "30-and-out" retirements, the retirement age is the later of age 56 or the completion of 30 years of service but not later than age 62 with ten years of service;

         (b)  Age 64 for units providing unreduced benefits at age 62;

         (c)  Otherwise, age 65.

         All early retirements are assumed to be voluntary. No involuntary retirements or plant shutdowns are assumed.

(5) Mortality:

Nondisabled Lives                                        1971 Group Annuity
Disabled Lives                                           1977 Railroad Board

(6)      Withdrawal:

         (a) Salaried Plan: Table B-1 (See Page 3).

         (b) Hourly Plan: Table B-2 (See Page 3).

(7)      Disability: Table B-3 (See Page 3).

(8) Social Security: Future wage indices are based on an increase of 4.5% per year. Past wages are estimated on the basis of Social Security Index Factors. Future cost of living increases are assumed to be 4% per year.

(9) Marital Status: With regard to any preretirement surviving spouse annuity provisions of the plan, the assumption is made that the male of the couple is three years older than the female and that 85% of male participants and 65% of female participants are married.

(10) IRC Section 415 Limits: Reflect the single and dual plan limits based on estimated defined contribution account balances, and percentage of employees electing joint and survivor payment forms. This limit is projected at an assumed 4% annual cost-of-living increase rate.

(11) IRC Section 401(a)(17) Pay Limit: $160,000 for 1997. This limit is projected at an assumed 4% annual cost-of-living increase rate.

                                Schedule 6.5(b)

-------------------------------------------------------------------------------

TABLE B-1

Probability of Withdrawal

------------------
Age          Rate
------------------
 25         12.0%
 35          7.5%
 45          5.0%
 55          0.0%
 60          0.0%


TABLE B-2

Probability of Withdrawal

----------------------------------
Age         Male        Female
----------------------------------
 25         .099          .149
 35         .048          .069
 45         .016          .028
 55         .000          .000
 60         .000          .000

TABLE B-3

Probability of Disability

               Percentage of
         Participants at Indicated
           Age Assumed to Become
         Disabled in the Next Year
         -------------------------
Age           Male      Female
----------------------------------
 25         .0855%      .0490%
 35         .1505%      .1340%
 45         .3305%      .2975%
 55         .9410%      .7615%
 60        1.9600%      .9300%

All participants assumed to become disabled are assumed to become eligible for social security disability benefits and, if applicable, for long-term disability benefits.

                                 SCHEDULE 7.15

                               Letters of Credit


           Retained L/Cs (AlliedSignal to remain as account party):

Bank Ref.     Beneficiary                Bank    Amount*         Issue Date     Expiry Date
---------     -----------                ----    -------         ----------     -----------

PG634585/     DPA-Korea                  Chase   $87,400         6/19/96        10/30/98
P259525
P 386605      DPA-Korea                  Chase   $1,485,000      6/27/97        7/31/01
P 386610*     DPA-Korea                  Chase   $2,970,000*     6/27/97        12/31/00
T 388424      Min. Def. Spain            CIBC    $818.00         11/12/97       6/30/99
94-NED-       MacDonald                  CIBC    Cdn$7,947,595   1/25/94        7/20/99
116441        Dettwiler & Associates
94-NED-       MacDonald                  CIBC    Cdn$500,000     1/25/94        7/20/00
116442        Dettwiler & Associates
Intercompany  Wahnbachtalsperrenverband          DM 3,067,150
(re ELAC
Watertech.)

Any other L/C or similar obligation not listed below as an Assumed L/C shall be a Retained L/C.

               ASSUMED L/CS (PURCHASER TO BECOME ACCOUNT PARTY):

Bank Ref.   Beneficiary   Bank            Amount*     Issue Date   Expiry Date
---------   -----------   ----            ------      ----------   -----------
P 386610*   DPA-Korea     Chase       $8,910,000*     6/27/97       12/31/00
P 348778    SSM/Turkey    Chase     $3,107,490.92     12/22/97       3/23/01
P 348779    SSM/Turkey    Chase       $932,247.28     12/22/97       3/23/04
P 348780    SSM/Turkey    Chase    $11,433,827.00     12/23/97       3/23/01

The ELAC Guarantees and Bank Bonds set forth in Schedule 4.7 shall be Assumed L/Cs.

            * NOTE: L/C P-386610 IS A RETAINED L/C AS TO $2,970,000 AND AN ASSUMED L/C AS TO THE REMAINDER OF ITS FACE AMOUNT.

                                                     Exhibit A to Allied Signal
                                                      Asset Purchase Agreement

               TECHNICAL INFORMATION AND PATENT LICENSE AGREEMENT

         AGREEMENT effective this 30th day of March, 1998 ("Agreement") by and between ALLIEDSIGNAL Inc., a corporation of Delaware, having a place of business at 2525 West 190th Street Torrance, California 90504 and its wholly owned subsidiary AlliedSignal Technologies Inc., having a place of business at 8440 South Hardy Dr., Tempe, Arizona 85285 (hereinafter jointly referred to as "AlliedSignal") and L-3 COMMUNICATIONS CORPORATION, a corporation of Delaware, having a place of business at 600 Third Avenue, New York, New York 10016 (hereinafter referred to as "Purchaser") either or both of which may also hereinafter be referred to respectively as the "Party" or "Parties" to this Agreement.

         WHEREAS this Agreement is an attachment to an Asset Purchase Agreement between the Parties of even date herewith;

         WHEREAS Purchaser is purchasing an ongoing business from AlliedSignal and requires a license of certain technology not exclusively used in the business in support of Purchaser continued manufacture of the product line as such product line exists as of the date of the Closing and as such information exists as of the date of the Closing; and

         WHEREAS AlliedSignal represents that it is the owner of certain technology that a) is used in connection with a business that AlliedSignal is selling to Purchaser and b) is also otherwise used by AlliedSignal (hereinafter "Shared Use Technology");

         NOW, THEREFORE, in consideration of the promises and the mutual covenants of this Agreement, the parties hereto agree as follows:

ARTICLE I-DEFINITIONS

         The term "Products" and other capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Asset Purchase Agreement dated as of December 22, 1997 between the Parties.

         The term "Technical Information", as used herein, means all information and assistance (including, but not limited to, data, know-how, technical, manufacturing, marketing information, including designs, drawings, specifications, bills of materials, and documentation of processes) as of the date of the Closing which Purchaser obtains from AlliedSignal and pertains to the Shared Use Technologies identified in Schedule A to this Agreement.

         The term "Licensed Patents", as used herein, means the patents and applications for patents which are now or hereafter owned or controlled by AlliedSignal and pertain to the Shared Use Technologies identified in Schedule A to this Agreement.

ARTICLE II-LICENSES GRANTED

         AlliedSignal grants and agrees to grant to Purchaser an irrevocable, fully paid-up perpetual, non exclusive, transferable world wide license, with right to sublicense, to make, have made, use and sell the Products under all applicable Technical Information and Licensed Patents.

         No license, either express or implied, is granted by AlliedSignal to Purchaser hereunder with respect to any patent or information except as specifically stated above.

         No license, either express or implied, is granted hereunder to use as a trademark or otherwise the trademarks "BENDIX", "AlliedSignal", "SIGNAL", "GARRETT" or any other trademark or trade or product name of AlliedSignal, or any word or mark similar thereto.

         No license, either express or implied, is granted hereunder to any improvements that-AlliedSignal may make to the Licensed Patents or Technical Information after the date of the Closing.

         Purchaser may indicate that products of the Products are made under license from AlliedSignal by a suitable legend, if the form of such legend and the extent of Purchaser's use thereof have received prior written approvals from AlliedSignal. AlliedSignal may amend or revoke prior approvals to use such legends at any time during the term of this Agreement, and all rights to use such legends shall terminate with this Agreement.

         Nothing contained in this Agreement shall constitute, or be construed to be, a limitation or restriction on either Purchaser or AlliedSignal to use existing technologies for future businesses.

         Nothing contained in this Agreement shall constitute, or be construed to be, to require AlliedSignal to license Purchaser to use AlliedSignal patents or technology for other than the licensed Products.

         Nothing contained in this Agreement shall constitute, or be construed to be, a limitation or restriction upon any right otherwise possessed by Purchaser or AlliedSignal to make, use or sell any product, or parts therefor, in any country.

ARTICLE III-ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS

         A. AlliedSignal shall at all times have the sole right to take whatever steps it deems necessary or desirable to enforce its rights in the licensed Technical Information, including the filing and prosecution of litigation; and AlliedSignal shall have the right to include Purchaser as a party in such litigation where necessary for the conduct thereof. If AlliedSignal and Purchaser desires to agree to joint participation in any suit or other enforcement action with respect to any of the Licensed Patents or Technical Information, the respective responsibilities of the parties, and their contributions to the costs and participation in any recoveries, will be agreed upon in writing prior to undertaking such joint enforcement action.

         B. AlliedSignal does not make any representation to Purchaser regarding the scope or enforceability of the Licensed Patents or Technical Information, and does not warrant that any Products manufactured or sold under this Agreement will not infringe patents of others.

         In the event of any actual or threatened infringement suit against Purchaser or its customers which would affect the manufacture, use or sale of Products, Purchaser shall promptly give written notice thereof to AlliedSignal, and AlliedSignal will make available to Purchaser free of charge any information in its possession which AlliedSignal believes will assist Purchaser in defending or otherwise dealing with such suit.

ARTICLE IV-TECHNICAL INFORMATION

         Purchaser shall be entitled to receive only the data, know-how and assistance as set forth in the Asset Purchase Agreement with respect to any designs or models of Products as it exists on the date of closing.

         If approval by any government is required in order to render this Agreement fully effective, AlliedSignal shall not be obligated to furnish any information or assistance hereunder until such approval has been obtained and evidence thereof has been supplied to AlliedSignal.

         All Technical Information covered by this Agreement is property of AlliedSignal and shall be maintained in confidence by Purchaser.

         Purchaser agrees that it will not at any time knowingly disclose to any third party (except to its employees who reasonably require such information in connection with the performance of their regular duties) any Technical Information which is communicated to Purchaser by AlliedSignal under this Agreement. The foregoing obligation of confidentiality shall not apply to any Technical Information that (a) is or may become generally available to the general public through no act of the receiving party or any of its employees;
(b) Purchaser can demonstrate by means of prior documentation was in its unrestricted possession at the time such Technical Information was first communicated to Purchaser by AlliedSignal; or (c) Purchaser received such information from a third party independent of AlliedSignal and such third party having a bona fide right to disclose such information to Purchaser without any obligation of confidentiality.

ARTICLE V-MISCELLANEOUS PROVISIONS

         Waiver: Failure of either party to insist upon the strict performance of any provisions hereof or to exercise any right or remedy shall not be deemed a waiver of any right or remedy with respect to any existing or subsequent breach or default; the election by either party of any particular right or remedy shall not be deemed to exclude any other; and all rights and remedies of either party shall be cumulative.

         Notice: Any notice required or permitted hereunder shall be in writing and shall be sufficiently given when mailed postpaid first class registered or certified mail and addressed to the party for whom it is intended at its record address, and such notice shall be effective as of the date it is deposited in the mail. The record address of AlliedSignal for this purpose is its address set forth in the preamble and the record address of Purchaser is its address set forth in the preamble of this Agreement. Either party may, at any time substitute for its previous record address any other address by giving written notice of the substitution.

         Government Approvals: Purchaser shall, at its own expense, take whatever steps are required to satisfy the laws and requirements of the respective countries within respect to declaring, recording and otherwise rendering this Agreement valid.

         Severability: If any section or provision of this Agreement in any way contravene a law of any state or country in which this Agreement is effective, the remaining section of this Agreement shall not be affected thereby and this Agreement shall be modified to conform with such law. Notwithstanding the foregoing, in the event of any such contravention AlliedSignal may at its option terminate this Agreement forthwith by giving to Purchaser written notice of termination.

         Arbitration: In the event of any dispute arising out of the terms of this agreement the parties shall attempt to reach an amicable settlement. Failing such settlement the dispute shall be settled by arbitration in accordance with the Rules of the Conciliation and Arbitration of the American Arbitration Association (the "AAA") in effect at the time of arbitration, by one or more arbitrators designated in conformity with these rules, the awards being formal and binding. The place of the arbitration shall be Los Angeles, California. The arbitration shall be conducted in the English language.

         Governing Law: This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware except as governed by the trade secret laws of the United States of America.

         Force Majeure: Neither Party shall be in default under this Agreement for any delay or failure to perform hereunder due to causes beyond its control and without its fault or negligence, including but not limited to acts of nature, acts of any government in its sovereign or contractual capacity, strikes, fires, floods, riots or embargoes; provided, however, that prompt written notice is given to the other Party describing such cause.

         Export: This agreement transfers to Purchaser, possession of AlliedSignal US origin technology that is governed by the US Export Control laws including the Export Administration regulations, 15 CFR ss. 703-774, promulgated by the Department of Commerce of the United States of America; the International Traffic in Arms Regulations, 22 CFR ss. 122 et seq., promulgated by the Department of State of the United States of America; and the Asset Control and Transaction Regulations, 31 CFR 500 et seq., promulgated by the Department of Treasury of the United States of America. Purchaser is required to fully comply with all applicable export regulations and secure all required export approvals prior to disclosure of any technology conveyed under this license to a non US person either inside or outside the United States of America or prior to the export or sale of a product of the technology conveyed under this license to a non US person either inside or outside the United States of America.

         Entire Agreement: This Agreement contains all of the terms and conditions agreed upon by AlliedSignal and Purchaser regarding the specific subject matter hereof; and this Agreement may be modified only by an instrument in writing executed on behalf of AlliedSignal and Purchaser by their respective duly authorized representatives.

         Purchaser and AlliedSignal have caused this Agreement to be executed, in duplicate, by their respective duly authorized representatives the dates and at the places indicated below.

ALLIEDSIGNAL INC.                           L-3 COMMUNICATIONS CORPORATION

By /s/ T.L. Carlson                         By /s/ Christopher C. Cambrin
  --------------------------------            --------------------------------

Typed T.L. CARLSON                          Typed Christopher C. Cambrin
      ----------------------------                ----------------------------
Title DEPUTY GENERAL COUNSEL                Title Vice President
      ----------------------------                ----------------------------
Date March 30, 1998                         Date March 30, 1998
     -----------------------------               -----------------------------

ALLIEDSIGNAL TECHNOLOGIES INC.

By /s/ Gaylord P. Haas, Jr.
  --------------------------------
  Gaylord P. Haas, Jr.
  Vice President
  March 24, 1998

       SCHEDULE A TO TECHNICAL INFORMATION AND PATENT LICENSE AGREEMENT

SHARED USE TECHNOLOGY                         PURCHASER PRODUCT APPLICATION
-------------------------------------------------------------------------------

Armour Cable for Airborne Dipping Sonar       Airborne Sonar

Impact Resistant, Lightweight,
Composite Sonar Panels                        LFATS

Improved Clutter Rejection Algorithms         HELRAS and LFATS
Lead Magnesium Niobate (PMN)
Active Sonar Source Material
U.S. Patent No 5,239518                       Flextensional Transducers

Piezoelectric Ceramic Copolymer
U.S. Patent Application No.08/618690          Towed Array Hydrophones

Autonomous Underwater
Mine Hunting Algorithms                       Specific for EMD Product Line

Enhanced Thickness Piezoelectric
Polymer/Ceramic Composite
Active Transducer (Polymer/Ceramic                   EMD Product Line
Composite Piezoelectrics)

                                                     Exhibit B to Allied Signal
                                                      Asset Purchase Agreement


TRANSITION SERVICE AGREEMENT

         This Transition Services Agreement (the "Services Agreement") is made as of the 30th day of March, 1998, by and between (i) ALLIEDSIGNAL INC., a Delaware corporation ("AlliedSignal"), and each of the other Seller Entities, and (ii) L-3 COMMUNICATIONS CORPORATION, a Delaware Corporation ("L-3"), and each of the other Purchaser Entities. Pursuant to the Asset Purchase Agreement dated as of March 30, 1998 (as it may be mended from time to time, the "Purchase Agreement"). AlliedSignal and certain of its affiliates (collectively, "Sellers") sold the Business as an ongoing business to L-3 and certain of its affiliates (collectively, "Purchasers"). Prior to the Closing, the Business received certain services from and provided certain services to the Seller Entities. Each of the Seller Entities and Purchaser Entities desires that these services continue to be provided after the Closing upon the terms and conditions set forth in this Services Agreement.

         In consideration of the mutual covenants and agreements contained in this Services Agreement, the Parties hereto hereby agree as follows:

                                   ARTICLE 1.

                                  DEFINITIONS

         1.1 Definitions Incorporated. All capitalized terms not otherwise defined in this Services Agreement have the meaning ascribed to them in the Purchase Agreement.

         1.2 Additional Definitions. Unless the context otherwise requires, the following terms, and their singular or plural, used in this Services Agreement shall have the meanings set forth below:

         (a) "AlliedSignal" shall have the meaning set forth in the preamble to this Services Agreement.

         (b) "Business" means the business sold by Sellers to Purchasers pursuant to the Purchase Agreement, as such business is conducted after the Closing by Purchasers and their subsidiaries and affiliates anywhere in the world.

         (c) "Confidential Information" shall have the meaning set forth in
    Section 8.1 of this Services Agreement.

         (d) "Force Majeure" shall have the meaning set forth in Section 6.1 of this Services Agreement.

         (e) "L-3" shah have the meaning set forth in the preamble to this Services Agreement.

         (f) "Party" means each of the entities set forth on the signature pages to this Services Agreement.

         (g) "Person" means an individual, partnership, corporation, trust, unincorporated association, or other entity or association.

         (h) "Provider" shall mean the particular Seller Entity or Purchaser Entity, in any given location, that is providing services pursuant to this Services Agreement.

         (i) "Purchasers" shall have the meaning set forth in the preamble to this Services Agreement.

         (j) "Purchaser Entities" means, collectively, L-3 and its affiliates that are listed as Recipients on Schedule A hereto or as Providers on Schedule B hereto.

         (k) "Purchaser Provider Services" shall have the meaning set forth in
    Section 2.2 of this Services Agreement.

         (l) "Recipient" shall mean the particular Seller Entity or Purchaser Entity, in any given location, that is receiving services or leasing or subleasing property (as tenant) pursuant to this Services Agreement.

         (m) "Sellers" shall have the meaning set forth in the preamble to this Services Agreement.

         (n) "Seller Entities" means, collectively, AlliedSignal and its affiliates that are listed as Providers on Schedule A hereto or as Recipients on Schedule B hereto.

         (o) "Seller Provided Services" shall have the meaning set forth in
    Section 2.1 of this Services Agreement.

         (p) "Services" means, collectively, the Seller Provided Services and the Purchaser Provided Services.

         (q) "Term" shall have the meaning set forth in Section 4.1 of this Services Agreement.

         Other terms are used as defined elsewhere herein.

                                   ARTICLE 2.

                                   SERVICES

         2.1 Seller Provided Services. Pursuant to the terms of this Services Agreement, the Seller Entities agree to provide, or cause to be provided, to the Business the services described in Schedule A to this Services Agreement (the "Seller Provided Services").

         2.2 Purchaser Provided Services. Pursuant to the terms of this Services Agreement, the Purchaser Entities agree to provide, or cause the Business to provide, the services described in Schedule B to this Services Agreement (the "Purchaser Provided Services").

         2.3 Other Services. If, after the execution of this Services Agreement, the parties determine that a service provided by or to the Business as conducted by Sellers prior to the Closing was inadvertently omitted from the Schedules to this Services Agreement, then the Parties shall negotiate in good faith to attempt to agree to the terms and conditions upon which such services would be added to this Services Agreement, it being agreed that the charges for such services should be determined on a basis consistent with the methodology for determining the initial prices provided for herein (i.e., sufficient to cover a Provider's reasonable estimate of its actual costs and, if applicable, consistent with the prices such Provider would charge to an affiliate, in each case without taking into account any profit margin or projected savings from increased efficiency).

         2.4 General Intent. The Parties agree that the Services are intended to allow the Recipient the opportunity to obtain the Services from other than the Provider. The party designated as a Recipient agrees to use its reasonable efforts to end its need to use such Services of the Provider (unless the Parties otherwise agree) not later than the end of the Term, including any extension thereof.

                                   ARTICLE 3.

                                  COMPENSATION

         3.1 Compensation for Seller Provided Services. Subject to Section 3.3, the compensation for the Seller Provided Services for the duration of the Term shall be as described for each individual service provided to the Business as set forth on Schedule A plus applicable statutory sales or value-added taxes, if any.

         3.2 Compensation for Purchaser Provided Services. Subject to Section 3.3, the compensation for the Purchaser Provided Services for the duration of the Term shall be as described for each individual service provided by the Business as set forth on Schedule B plus applicable statutory sales or value-added taxes, if any.

         3.3 Price Adjustments. (a) It is the intent of the parties hereto that the prices set forth on the Schedules hereto are consistent with the methodology for determining prices as described in Section 2.3. If the parties determine (which determination shall be made in good faith) that the initial prices set forth on the Schedules hereto are not consistent with such methodology, then the parties shall negotiate in good faith to adjust such prices in a manner that is consistent with such methodology. Any such price adjustment shall be retroactive and prospective.

         (b) The Parties shall review the Providers' respective costs of providing Services hereunder as of July 31, 1998, and quarterly thereafter. If it is determined in connection with any such review that (i) a Provider's cost of providing Services hereunder (taken individually) exceeds by at least ten percent (10%) the charge for such Service(s) because of a significant increase in usage by the Recipient or other circumstances beyond the reasonable control of the Provider (including, without limitation, events of Force Majeure) or (ii) a Provider's cost of providing Service(s) hereunder (taken individually) drops by at least 10% below the charge for such Service(s) because of a significant decrease in usage by the Recipient or other circumstances, then, upon request of such Provider or its Recipient, such Provider and its Recipient shall negotiate in good faith to determine an appropriate adjustment to the then-current prices for such Services on a basis consistent with the methodology for determining the initial prices provided for herein (as described in Section 2.3).

         3.4 Allocation of Certain Expenses. Notwithstanding anything to the contrary herein or in the Schedules hereto, the Parties agree that the Seller Entities shall pay any costs and expenses, in an amount of up to $400,000 in the aggregate, incurred during the Initial Term (as defined in Section 4.1) in connection with obtaining any and all consents from third party vendors set forth in Schedule C hereto which may be necessary in connection with the Services hereunder and which relate to services set forth in Schedule C hereto, and L-3 shall pay any such costs and expenses in excess of $400,000 in the aggregate which are reasonably incurred to obtain any such consents; provided, however, that the Seller Entities shall provide L-3 with reasonable notice before any such costs and expenses related to such consents are incurred which would exceed $425,000 in the aggregate, which notice shall be deemed reasonable if it permits L-3 to make reasonable alternative arrangements with regard to such Services. Other than for those services set forth in Schedule C which are provided by the vendors set forth therein, the Seller Entities shall pay all costs and expenses incurred in connection with obtaining any and all consents from third parties which may be necessary, in connection with the provision of Seller Provided Services hereunder during the Initial Term. L-3 shall pay all costs and expenses incurred in connection with obtaining any and all consents from third parties which may be necessary in connection with the provision of
(i) Purchaser Provided Services hereunder during the Initial Term and (ii) Services which are provided hereunder after the expiration of the Initial Term; provided, however, that if the Purchaser Entities cannot transition the Services in accordance with the terms of Section 5.3 due to material lack of cooperation on the part of the Seller Entities, L-3 shall not be liable for the payment of any cost and expenses incurred in connection with obtaining any such consents. The Parties agree that they shall use reasonable best efforts and work in good faith to minimize any cost and expenses incurred in connection with the obtaining of the consents described in this Section 3.4.

         3.5 Terms of Payment; Dispute Resolution. (a) Except as expressly provided otherwise herein, Providers shall invoice Recipients monthly (or, if mutually agreeable to Provider and Recipient, quarterly or semi-annually) in arrears for the services provided by them under this Services Agreement. Payment shall be made by Recipients within 30 days after receipt of any invoice. No Recipient shall unreasonably withhold any payments to its Provider under this Services Agreement and no Provider shall unreasonably withhold any Services from its Recipient under this Services Agreement, notwithstanding any dispute that may be pending between them, whether under this Services Agreement or otherwise (any required adjustment being made on subsequent invoices).

         (b) All mounts due for services rendered pursuant to this Services Agreement shall be billed and paid in the currency in which the rate for such service is quoted, as stated herein or as shown on the Schedules hereto.

         (c) If there is a dispute between any Recipient and any Provider regarding the amounts shown as billed to such Recipient on any invoice, such Provider shall furnish to such Recipient reasonable documentation to substantiate the amounts billed including, but not limited to, listings of the dates, times and amounts of the services in question where applicable and practicable. Upon delivery of such documentation, such Recipient and such Provider shall cooperate and use their best efforts to resolve such dispute among themselves.

         3.6 Records. The Provider will preserve all records supporting the amounts charged to the Recipient pursuant to this Services Agreement for a period of five years following invoicing of such amounts, and thereafter, not destroy or dispose of such records without giving notice to the Recipient of such pending disposal and offering the Recipient the right to obtain and retain such records at its expense. In the event the Recipient has not obtained such materials within 30 days following the receipt of notice from the Provider, the Provider may proceed to destroy or dispose of such materials without any liability. Subject to any disclosure, copying or limitation imposed by applicable law and to any privileges (including, without limitation, the attorney-client privilege), the Provider shall (i) at its expense afford the Recipient and its representatives reasonable access upon reasonable prior notice during normal business hours to all such records and (ii) at the Recipient's expense provide copies of such records as the Recipient may reasonably request for any proper purpose (including, without limitation, in connection with any judicial, quasi judicial, administrative, tax, audit or arbitration proceeding).

                                   ARTICLE 4.

                                      TERM

         4.1 Term. Except as expressly provided otherwise in this Services Agreement, or with respect to specific services as indicated on the Schedules hereto, the term of this Services Agreement shall be for twelve months commencing at 12:61 a.m. on the date immediately following the date hereof (the "Initial Term"). Effective between the respective Provider and Recipient, such Provider shall in good faith consider requests for the extension of the Initial Term for an additional period of up to six (6) months at the request of a Recipient by written notice from such Recipient to its Provider, with copies to AlliedSignal and L-3; any such notice shall be made at least 39 days prior to the expiration of the Initial Term (the Initial Term plus any extension thereof may be referred to herein as the "Term"). The obligation of any Recipient to make a payment for services previously rendered shall not be affected by the expiration of the Term and shall continue until full payment is made.

         4.2 Termination of Individual Services. Effective between the respective Provider and Recipient, a Recipient may terminate at any time during the Term any individual service provided under this Services Agreement on a service-by-service basis (and/or location-by-location basis where an individual service is provided to multiple locations of a Recipient) upon written notice to the Provider identifying the particular service (or location) to be terminated and the effective date of termination, which date shall not be less than 30 days after receipt of such notice unless the Provider otherwise agrees. Effective upon the termination of such service, an appropriate reduction will be made in the fees charged to such Recipient.

                                   ARTICLE 5.

                               CERTAIN COVENANTS

         5.1 Points of Contact. Each Provider and Recipient shall name a point of contact which shall be added to the Schedules hereto. Such point of contact shall be responsible for the implementation of this Services Agreement between the respective Provider and its Recipient, including resolution of any issues which may arise during the performance hereunder on a day-to-day basis.

         5.2 Cooperation; Reasonable Care (a) The Parties will cooperate (using reasonable commercial efforts) to effect a smooth and orderly transition of the services provided hereunder from the Providers to the respective Recipients including, without limitation, the separation of the Business from the businesses retained by AlliedSignal and its affiliates; provided, however, that this Section 5.2 shall not require any Party hereto to incur any out-of-pocket expenses unless and except as expressly provided otherwise herein.

         (b) Each Provider shall perform the services that it is required to provide to its respective Recipient(s) under this Services Agreement with reasonable skill and care and shall use at least that degree of skill and care that it would exercise in similar circumstances in carrying out its own business. Each Provider shall take necessary measures to protect the respective Recipient's data that is processed by such Provider from destruction, deletion or unauthorized change and allow its recovery in events of Force Majeure; provided, however, that a Provider shall be deemed to have satisfied this obligation if the measures taken to protect and recover Recipient's data are equivalent to what it uses in carrying out its own business.

         5.3 Migration Projects. Each Provider will provide the respective Recipient with reasonable support necessary to transition the services, which may include consulting and training and providing reasonable access to data and other information and to Provider's employees; provided, however, that such activities shall not unduly burden or interfere with Provider's business and operations. Where required for transitioning the services, the Recipient's employees will be granted reasonable access to the respective Provider's facilities during normal business hours.

         5.4 Systematic Costs. If the provision of a Service or a migration project will result in the Provider's incurring incremental "systematic costs" (such as the costs of partitioning data bases, developing conversion programs or extraordinary management supervision and/or coordination) the Provider shall provide the Recipient with a written explanation of such costs and the reason they will be incurred. Thereafter, the Provider and

Recipient shall in good faith discuss the matter. If the Recipient agrees in writing to be responsible for such costs, then the amounts will be included with invoices to the Recipient. If the Recipient fails to agree in writing to be responsible for such costs within five (5) business days of the provision of such written explanation by the Provider, the Recipient shall be deemed to have declined to be responsible for such costs. If the Recipient declines to be responsible for such costs, then, notwithstanding any other provision of this Services Agreement, if such Service cannot be provided in a commercially reasonable manner absent the incurrence of such costs, then the Provider may curtail, limit or eliminate the Provider's provision of the related Service; provided, however, that the extent to which such Service is limited, curtailed or eliminated shall be the minimum action reasonably necessary to allow, if possible, the provision of the related Service in a commercially reasonable manner absent the incurrence of such costs.

         5.5 Further Assurances. From time to time after the date hereof, without further consideration, each Party shall execute and deliver such formal lease or license agreements as another Party may reasonably request to evidence any lease or license provided for herein or contemplated hereby.

         5.6 Certain Disbursements/Receipts. The parties hereto contemplate that, from time to time on or after the Closing Date, Seller-related entities and/or Purchaser-related entities (any such party, the "Paying Party"), as a convenience to another Purchaser-related entity or Seller-related entity, as the case may be (the "Responsible Party"), in connection with the transactions contemplated by this Services Agreement or the Purchase Agreement, may make certain payments that are properly the responsibility of the Responsible Party (whether pursuant to the Purchase Agreement, this Services Agreement or otherwise) (any such payment made, a "Disbursement"). Similarly, from time to time on or after the Closing Date, Seller-related entities and/or Purchaser-related entities (any such party, the "Receiving Party") may receive from third parties certain payments to which another Purchaser-related entity or Seller-related entity, as the case may be, is entitled (any such Party, the "Other Party", and any such payment received, a "Receipt"). Accordingly, with respect to Disbursements and Receipts, the Parties hereto agree as follows:

         (a) Disbursements.

         (i) For Disbursements made by check, the Responsible Party will reimburse the Paying Party within seven (7) business days after written notice of such Disbursement has been given to the Responsible Party.

         (ii) In case of a Disbursement by wire, if written notice has been given by 2 p.m. of the Responsible Party's local time at least one business day prior to the payment of such Disbursement, the Responsible Party shall reimburse the Paying Party for the amount of such payment (in the local currency equivalent paid by the Paying Party) on the date the Disbursement is made by the Paying Party. If notice as provided above has not been given prior to the payment of such Disbursement, the Responsible Party shall reimburse the Paying Party for the amount of such payment (in the local currency equivalent paid by the Paying Party) within one business day after receipt by the Responsible Party of such notice from the Paying Party.

         (iii) A Paying Party shall provide such supporting documentation regarding Disbursements for which it is seeking reimbursement as the Responsible Party may reasonably request.

         (b) Receipts. A Receiving Party shall remit Receipts to the Other Party (in the same currency as such payment is received) within 24 hours of receipt thereof in immediately available funds.

         (c) Certain Exceptions. Notwithstanding anything to the contrary set forth above, if, with respect to any particular transaction, it is impossible or impracticable under the circumstances to comply with the procedures set forth in subsections (a) and (b) of this Section 5.6 (including the time periods specified therein), the parties will cooperate to find a mutually agreeable alternative that will achieve substantially similar economic results from the point of view of the Paying Party or the Other Party, as the case may be; i.e., an alternative pursuant to which the Paying Party will not incur any material interest expense or the Other Party will not be deprived of any material interest income; provided, however, that if a Receiving Party cannot comply with the procedures set forth in subsection (b) of this Section because it does not become aware of a Receipt on behalf of the Other Party in time (e.g., because of the commingling of funds in an account), such Receiving Party shall remit such Receipt (with interest thereon is such remittance occurs more than 48 hours after such Receipt is paid to the Receiving Party) to the Other Party within 24 hours after it becomes aware of such Receipt.

         (d) Funding of payroll, Accounts Payable and American Express. Notwithstanding anything which may be to the contrary set forth in Sections 5.6(a), 5.6(b) or 5.6(c) above, the following processes will be funded as set forth below.

         (i) Payroll. Payroll checks disbursed by or at the direction of a Seller Entity as part of the Services shall be funded in immediately available funds to an account as directed by such Seller Entity on the day the checks are issued to the Purchaser's employees, provided such Seller Entity provides notification and supporting documentation (with a simultaneous copy to the business unit) to the respective Buyer Entity/Recipient by 3:00 p.m. on the business day prior to check issuance of the funding requirement amount. Direct deposit of payroll will have the same notice requirement and be funded on payday (alternately referred to as the settlement date).

         (ii) Supplier Payment Processing (Accounts Payable). L-3 will establish by the Closing Date a bank account to fund supplier payment checks. AlliedSignal will provide supporting documentation on an agreed upon schedule.

         (iii) American Express ("AmEx") Payments. All AmEx-related payments for travel and expense and corporate purchasing card payments will continue to be directly funded by AlliedSignal during the transition period. L-3 will wire-transfer payments to AlliedSignal on the day of payment to AmEx. AlliedSignal will provide supporting documentation, with a simultaneous copy to the business unit, 24 hours prior to the required wire-transfer by L-3.

         (e) Interest Rate. The rate for any interest income or expense that is paid or payable pursuant to Section 5.6(c) shall be LIBOR plus 0.25% per annum.

         5.7 Collection of Receivables. If some trade receivables of the Business are retained by the Seller Entities either as owner or as collection agent, the Buyer Entities agree to collect such trade receivables on AlliedSignal's behalf using the same degree of care and diligence as if they were their own.

         5.8 Internet Protocol Addresses. AlliedSignal and L-3 acknowledge and agree that during the Term L-3 shall be permitted to use the AlliedSignal-owned TCP/IP subnet addresses 131.127.72.X, 131.127.73.X and 131.127.74.X, and upon expiration or if earlier termination of the Term L-3 shall stop using such addresses and such addresses will be made available for use by AlliedSignal.

                                   ARTICLE 6.

                                 FORCE MAJEURE

         6.1 Force Majeure. No Provider shall bear any responsibility or liability for any losses arising out of any delay, inability to perform or interruption of its performance of obligations under this Services Agreement due to any acts or omissions of its respective Recipient or for events beyond its reasonable control (hereinafter referred to as "Force Majeure") including, without limitation, acts of God, act of governmental authority, act of the public enemy or due to war, riot, flood, civil commotion, insurrection, labor difficulty, severe or adverse weather conditions, lack of or shortage of electrical power, malfunctions of equipment or software programs or any other cause beyond the reasonable control of the Provider whose performance is affected by the Force Majeure event.

                                   ARTICLE 7.

                                   INDEMNITY

         7.1 Indemnity. (a) The Seller Entities and Purchaser Entities, in both instances jointly and severally, will each indemnify and hold harmless the other, their agents, employees and invitees, against all liabilities, claims, losses, damages, death or personal injury whatever nature or kind, arising out of their respective performance of this Services Agreement or the entry of their respective agents, employees or invitees in the premises of the other, to the extent occasioned by their own willful misconduct or negligent actions or omissions or the willful misconduct or negligent actions or omissions of their respective agents, employees or invitees.

         (b) Notwithstanding the foregoing, no Party shall be entitled to any damages with respect to lost profits or other consequential damages or punitive damages with respect to the performance by any other Party under this Services Agreement.

                                   ARTICLE 8.

                                CONFIDENTIALITY

         8.1 With respect to any information disclosed by one Party to another Party for the purpose of this Services Agreement or otherwise accessible to such other Party during the performance hereunder and which has been designated in writing as "Confidential Information", the receiving Party agrees that it will use at least that degree of skill and care that it would exercise in similar circumstances in carrying out its own business to prevent the disclosure or accessibility to others of the disclosing Party's Confidential Information and will use such Confidential Information only for the purpose of this Services Agreement. The receiving Party shall limit dissemination of and access to the other's Confidential Information to only such of its employees who have a need to know.

         8.2 Specifically excluded from the foregoing obligation is any and all information that:

         (a) is already known to the receiving Party at the time of disclosure or thereafter is independently developed by the receiving Party without breach of this Services Agreement;

         (b) is already in the public domain at the time of disclosure, or thereafter becomes publicly known other than as the result of a breach by the receiving Party of its obligations under this Services Agreement;

         (c) is rightfully received from a third party without breach of this Services Agreement;

         (d) is furnished by the disclosing Party to a third party without a similar restriction on its rights; or

         (e) upon advice of counsel, must be produced by the receiving Party as a matter of law; provided, however, that in such case the receiving Party shall promptly notify the disclosing Party and, insofar as is permissible and reasonably practicable without placing the disclosing Party under penalty of law, give it an opportunity to appear and to object to such production before producing the requested information.

                                   ARTICLE 9.

                                 MISCELLANEOUS

         9.1 Notices. Any notice provided or permitted to be given to a Party under this Services Agreement must be in writing, and may be served by depositing same in the mail, addressed to the Person to be notified, postage prepaid, and registered or certified, with a return receipt requested. Notice given by registered or certified mail shall be deemed given and effective on the date of delivery as shown on the return receipt. Notice may be served in any other manner including telex, telecopy or telegram but shall be deemed given and effective as of the time of actual delivery thereof to the addressees. For purposes of the giving of notice, Recipients and Providers shall be notified at the addresses used for billing purposes (which shall be added to the Schedules hereto), and AlliedSignal and L-3 shall be notified at the addresses listed below:

         If to AlliedSignal:

              AlliedSignal Inc.
              101 Columbia Road
              Morristown, New Jersey 07962
              Fax: (973) 455-4217
              Attention: Senior Vice President, General Counsel and Secretary

         If to L-3:

              L-3 Communications Corporation
              600 Third Avenue
              New York, New York 10016
              Fax: (212) 805-5494
              Attention: Vice President and General Counsel

         with a copy to:

              Simpson Thacher & Bartlett
              425 Lexington Avenue
              New York, New York 10017
              Fax: (212) 455-2502
              Attention: David Chapnick, Esq.

Any Party may change its respective address for notice by the giving of notice of such change in the manner provided above.

         9.2 Entire Agreement. Except for those matters provided for in the Purchase Agreement or the other agreements contemplated therein, this Services Agreement sets forth the entire agreement of the Parties with respect to its subject matter. This Services Agreement shall not be modified or amended except by written instrument executed by each

Party; provided, however, that a modification or amendment affecting only the relationship between a certain Provider and its Recipient, or between a lessor and its lessee, does not require signature by the other Parties. The Schedules to this Services Agreement shall be deemed incorporated in this Services Agreement and shall form a part of it.

         9.3 Waiver. The failure of a Party to insist upon strict performance of any provision of this Services Agreement shall not constitute a waiver of, or estoppel against, asserting the right to require such performance in the future, nor shall a waiver or estoppel in any one instance constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

         9.4 Severability. If any of the terms and conditions of this Services Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter of this Services Agreement, such contravention or invalidity shall not invalidate the entire Services Agreement. Instead, this Services Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provisions added so as to give effect to the intention of the Parties as expressed in this Services Agreement at the time of the execution of this Services Agreement and of any amendments to this Services Agreement.

         9.5 Governing Law; Construction; Jurisdiction. This Services Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to its conflicts of law rules or principles. The headings in this Services Agreement are not to be considered part of this Services Agreement and are inserted for convenience, identification and reference only and are not intended to interpret, define, or limit the scope, extent, or intent of this Services Agreement or any provision of this Services Agreement. Whenever the context requires, the gender of all words used in this Services Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and the plural.

         9.6 Counterpart Execution. This Services Agreement may be executed in counterparts with the same effect as if all of the Parties had signed the same document. Such counterparts shall be construed together and shall constitute one and the same instrument, notwithstanding that all of the Parties are not signatories to the original or the same instrument, or that signature pages from different counterparts are combined. The signature of any Party to one counterpart shall be deemed to be a signature to and may be appended to any other counterpart.

         9.7 Successors and Assigns. (a) This Services Agreement shall inure to the benefit of and shall be binding upon the Parties, their respective legal representatives, successors, and permitted assignees, and all Persons claiming by, through, or under right of any of the aforesaid Persons. This Services Agreement may not be assigned by any Party without the prior written consent of the other Parties; provided, however, that the Seller may assign this Services Agreement in whole or in part to an affiliate, successor or transferee thereof, but only to the extent that a sale or other transfer of a Seller's operations reasonably requires such transfer for performance of its services hereunder and provided, further, that

Purchaser may assign this Services Agreement to one of its subsidiaries. No assignment shall relieve any Party of any of its obligations hereunder.

         (b) At the request of any Provider or Recipient that is a Party hereto, any other Provider or Recipient that is receiving benefits or has obligations hereunder and is not a signatory hereto, shall execute and deliver to the other Parties a counterpart hereof. The failure of any Person that is receiving benefits or has obligations hereunder to execute a counterpart hereof shall not affect the enforceability of this Services Agreement against such Person or against any other Party hereto.

         9.8 No Third Party Rights. The provisions of this Services Agreement are intended to bind the Parties to each other and are not intended and do not create rights in any other person, including any employee of the Business or AlliedSignal, and no Person is intended to be or is a third party beneficiary of any of the provisions of this Services Agreement.

         IN WITNESS WHEREOF, the duly authorized officers or representatives of the parties hereto have duly executed this Services Agreement as of the date first above written.

PURCHASER ENTITIES:                         SELLER ENTITIES:

L-3 COMMUNICATIONS                          ALLIEDSIGNAL INC.

CORPORATION

/s/ Christopher C. Cambria
----------------------------------          ----------------------------------
Name: Christopher C. Cambria                Name:
Title: Vice President                       Title:

L-3 COMMUNICATIONS HOLDING                  ALLIEDSIGNAL EUROPE SERVICES
GMBH                                        TECHNIQUES S.A.

/s/ Christopher C. Cambria
----------------------------------          ----------------------------------
Name: Christopher C. Cambria                Name:
Title: Managing Director                    Title:

         IN WITNESS WHEREOF, the duly authorized officers or representatives of the parties hereto have duly executed this Services Agreement as of the date first above written.

PURCHASER ENTITIES:                         SELLER ENTITIES:

L-3 COMMUNICATIONS                          ALLIEDSIGNAL INC.
CORPORATION

                                            /s/ T.L. Carlson
----------------------------------          ----------------------------------
Name:                                       Name: T.L. Carlson
Title:                                      Title: Deputy General Counsel

L-3 COMMUNICATIONS HOLDING                  ALLIEDSIGNAL EUROPE SERVICES
GMBH                                        TECHNIQUES S.A.

                                            /s/ T.L. Carlson
----------------------------------          ----------------------------------
Name:                                       Name: T.L. Carlson
Title:                                      Title: Authorized Signatory

Schedule A
Seller Provided Services
------------------------------------------------------------------------------

                    INDEX TO SCHEDULES TO SERVICES AGREEMENT

Schedule A - Seller Provided Services

A.    United States

   1.         Human Resources
   2.         Information Technology Group (ITG)
   3.         Finance
   4.         Travel Services
   5.         Treasury Services

      Annex 1:  United States Services and Charges

B.    France

   1.         Information Technology Group

Schedule A
Seller Provided Services                                                     2
------------------------------------------------------------------------------


A.       UNITED STATES

         Sellers will provide to Purchasers at the Facilities located in the United States human resource, information technology, finance, travel and treasury services set forth on Annex 1. The monthly charges for such services for the duration of the Term shall be the fixed rates set forth on Annex 1, plus (if and as applicable) the additional charges provided for in the notes set forth below. All charges to Recipients located in North America will be billed and paid in U.S. dollars.

         1.   HUMAN RESOURCES

         A.   PROVIDER:      AlliedSignal Inc. - Human Resources
                             101 Columbia Road
                             Morristown, NJ 07962
                             Contact Person: Dave Sholtis
                             Telephone: 973-455-5017

              RECIPIENT:     L-3 Communications, Ocean Systems
                             15835 Roxford Street
                             Sylmar, CA 91342
                             Contact Person: Anita Logan
                             Telephone: 818-833-2486

Schedule A
Seller Provided Services                                                     3
------------------------------------------------------------------------------

         SERVICES AND CHARGES: See Annex 1.

         TERM: As provided in Article 4 of this Services Agreement, with the following clarifications:

                o Savings Plan Administration services will terminate concurrent with the asset transfer to the L-3 Savings Plans.

                o As provided in Article 5.7 of this Services Agreement, Group Insurance Plan coverage and related administration will be provided under the Sellers' programs through June 30, 1998. Effective July 1, 1998, coverage under the Sellers' plans will be discontinued and replaced by similar plans of the Purchasers. Continued services will be provided for the Purchasers' Plans under this Services Agreement for the remainder of the Term, provided that the Purchasers' plans are comparable to the Sellers' plans and can be accommodated with existing systems and processes.

                o Term for payroll services shall be up to one year from the closing date, provided that Seller shall, in good faith, consider requests for the extension of such service for an additional six months beyond such one-year period.

         NOTES:

         1. Annex 1 costs exclude reasonable third party costs that are billed to the Provider and will be charged back to Recipient consistent with past practice.

         2. Annex 1 costs exclude reasonable incremental expenses incurred to support Purchaser's Benefit Plans (e.g. modifications to benefit plan tables to support the L-3 welfare plans, developing interfaces to L-3 savings plan providers, etc.).

         3. THE ALLIEDSIGNAL EMPLOYEES AND ENTITIES ENGAGED IN THE EXECUTION OF THE PENSION PLAN ADMINISTRATION SERVICES AND THE BENEFIT SERVICES ARE NOT ERISA FIDUCIARIES WITH RESPECT TO ANY BENEFIT PLAN SPONSORED BY L-3. THEY DO NOT AND WILL NOT HAVE ANY DISCRETIONARY CONTROL OR AUTHORITY OVER THE MANAGEMENT OF ANY L-3 PLAN OR OF ITS ASSETS, NOR DO THEY OR WILL THEY HAVE ANY DISCRETIONARY AUTHORITY OR RESPONSIBILITY OVER THE ADMINISTRATION OF ANY L-3 PLAN.

Schedule A
Seller Provided Services                                                      4
-------------------------------------------------------------------------------

                  DESCRIPTION OF SERVICES:

Human Resources/Employee Systems and Services:

TEMPE PAYROLL SERVICES - provide standard payroll services, including check printing and distribution, balancing and reconciliation, direct deposit processing, stop payments requested, reissues, W-4 processing, W-2 processing, garnishments, reporting tax withholding information to L-3*.

Continuance of Tempe Payroll services is dependent on the continuance of the AlliedSignal PeoplePower Human Resource System.

Continuance of Tempe Payroll beyond October 1, 1998 requires a commitment by the Recipient to participate in the planned 1998 conversion from the current MSA system to a PeopleSoft payroll system. This commitment must be received by May 1, 1998. It will be the Recipient's responsibility to meet the desktop and interface standards required for this conversion.

       * Note: L-3 will be responsible for the following payroll related items:
               1. Payroll Funding,
               2. Payroll Tax Deposits and Reporting,
               3. Funding 401(k) Contributions to the L-3 Plan Recordkeeper.

HR SYSTEMS (PEOPLEPOWER) - provide continued utilization of the centralized reporting database of Employee Data which includes central systems maintenance & operations, on-line inquiry access to employee records, end-user reporting tools, Customer Service Center support and Helpline Support.

Continuance of PeoplePower services is dependent on the Recipient meeting upgraded 32 bit desktop standards and participating in data audit and software upgrade activities.

       * Note: Local L-3 employees will be responsible for the following HRIS related items:

               1. Maintaining the accuracy of Employee Records (Processing New Hires, Transfers, Terminations, Compensation Changes, Position Changes, Department Changes, etc.).

               2. Answering benefits related questions, and providing basic benefits counseling for salaried and hourly (union) employees.

PENSION PLAN ADMINISTRATION: RETIREE BENEFITS ADMINISTRATION - provide pension plan administration, pension plan benefit estimates and retirement calculations, provided Recipient establishes exact mirror plans to the existing AlliedSignal plans for the transferred employees.

       * Note: L-3 will be responsible for the following pension related items:

               1. Creating, valuation, funding and reporting for the mirror plans that they create.

               2. Performing actuarial review of pension calculations prior to distribution to employees. (AlliedSignal can not guarantee the accuracy of calculations).

               3. 90 days written notice required for cancellation of this service.

BENEFIT SERVICES: GROUP INSURANCE PLAN ADMINISTRATION - Continuation of administrative support (e.g. eligibility & enrollment) for transferred employees in the AlliedSignal health and welfare benefit programs will be provided until June 30, 1998. Effective July 1, 1998, continued administrative support services will be available to employees in the L-3 health & welfare plans provided L-3 establishes plans that are comparable to the Existing AlliedSignal plan arrangements.

       * Note: Effective July 1, 1998, L-3 will be responsible for direct payment of premiums to the carriers for the comparable plans created under their sponsorship.

Schedule A
Seller Provided Services                                                     5
------------------------------------------------------------------------------

                  Description of Services (continued):

SAVINGS PLAN - Until such time as assets are transferred to the L-3 Savings Plans, services with regard to existing plan accounts will include: daily valuation recordkeeping, maintenance of participant's accounts, account allocations, existing plan loan maintenance, quarterly statements, withdrawal processing, Passport IVR System and Customer Service Center support. Also to be provided are services regarding the transfer of assets to the L-3 Plans.

    Note: Effective with the first full payroll after Closing, no new contributions will be permitted to the AlliedSignal plans. The asset transfers to L-3 plans will include loans outstanding in the in the Allied Plans. Loan repayments will continue to Allied Plans post-closing.

Schedule A
Seller Provided Services                                                     6
------------------------------------------------------------------------------

A.       NORTH AMERICA

         2.   INFORMATION TECHNOLOGY GROUP (ITG)

              PROVIDER:      AlliedSignal Inc. - Computing Technology Center
                             1300 West Warner Road
                             Tempe, AZ 85285
                             Contact Person: Bill Busby
                             Telephone: 602-893-4481

              RECIPIENT:     L-3 Communications, Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA 91342
                             Contact Person: Sam Erdman
                             Telephone: 818-833-2493

              SERVICES AND CHARGES:  See Annex 1.

              NOTES:

               1. Excludes certain third party costs that are billed to Provider that have been approved by and will be charged back to Recipient consistent with past practice.

               2. EWN service covers the worldwide network. All EWN services will be billed at actual cost plus network support costs from the Information Technology Center in Tempe (in U.S. dollars).

Schedule A
Seller Provided Services                                                     7
------------------------------------------------------------------------------

    DESCRIPTION OF SERVICES:

MAINFRAME COMPUTING - provides large scale, IBM like mainframe computing capacity in which Ocean's legacy applications are processed. Responsibility for applications support (including any Year 2000 assessment and remediation) rests with the business unit's I/S applications and production control groups. The ITG services include Help Desk, data systems storage management, capacity planning, disaster recovery and offsite storage, software / hardware maintenance / upgrades, IBM and third party vendor software products, problem resolution, technical support.

ELECTRONIC MAIL (E-MAIL) - includes central planning, standards administration, technical support and problem resolution of AlliedSignal's global E-Mail system (Microsoft Mail).

ENTERPRISE-WIDE NETWORK (EWN) - provides global network bandwidth connecting over 240 worldwide sites. The EWN is a multi-protocol network allowing any device-to-any device communications ie., mainframe to mainframe, LAN server to LAN server. All locations on the network can communicate with each other allowing access to Corporate - level applications, E-Mail, business unit based applications as well as Intranet and Internet facilities.

DATA NETWORK - provides for any circuits or telecommunications equipment dedicated to a specific site or business unit. There are none covered by ITG services to Oceans. The only known Data Network services billed to Oceans are for Virtual Gateway Services (VGS), a dial-up facility used to access applications and E-Mail in a remote environment i.e., travel status).

ELECTRONIC DATA INTERCHANGE (EDI) - allows computerized business transactions between Ocean's and its business partners (customers and suppliers) to flow through the ITG using industry EDI standards to meet requirements for reduced cycle time and just-in-time delivery

INTERNET - includes technical support, WEB Master support, firewall servers, bandwidth to/from the Internet, software and the external Internet access service provider fees. The firewall provides security to prevent unauthorized access into the company's computer facilities and allows only authorized internal users to exit the company network into the Internet.

Schedule A
Seller Provided Services                                                     8
------------------------------------------------------------------------------

A.       NORTH AMERICA

         3.   FINANCE

              PROVIDERS:     AlliedSignal Inc. - Financial Shared Services
                             1140 West Warner Road
                             Mail Stop 1233-B
                             Tempe, AZ. 85284
                             Contact Person: Tim Couvreur
                             Telephone: 313-953-5256

              RECIPIENT:     L-3 Communications, Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA 91342
                             Contact Person: Tom Benecke
                             Telephone: 818-833-2875

              SERVICES AND CHARGES:  See Annex 1.

              NOTES:

              1. Excludes reasonable third party costs that are billed to Provider and will be charged back to Recipient consistent with past practice.

Schedule A
Seller Provided Services                                                     9
------------------------------------------------------------------------------

    DESCRIPTION OF SERVICES:

FIXED ASSETS - provide asset accounting services (tax, insurance, & reporting) including transactional processing services to Oceans Systems domestic operations

PROJECT TRACKING - provide project accounting services including processing and inputting appropriation requests, processing electronic data feeds, accumulating costs as they are committed and providing project recordkeeping and closure to Oceans Systems domestic operations.

GENERAL LEDGER - provide technical and administrative support including support of the closing process, report generation and distribution and system administration to Oceans Systems domestic operations.

Schedule A
Seller Provided Services                                                     10
-------------------------------------------------------------------------------

A.       NORTH AMERICA

         4.   TRAVEL SERVICES

              PROVIDERS:     AlliedSignal Inc. - Financial Shared Services
                             1140 West Warner Road
                             Mail Stop 1233-B
                             Tempe, AZ. 85284
                             Contact Person: Merrill Sehulster
                             Telephone: 602-496-2464

              RECIPIENT:     L-3 Communications, Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA 91342
                             Contact Person: Tom Benecke
                             Telephone: 818-833-2875

              PROVIDERS:     AlliedSignal Inc. - Financial Shared Services
                             1140 West Warner Road
                             Mail Stop 1233-B
                             Tempe, AZ. 85284
                             Contact Person: Merrill Sehulster

              SERVICES AND CHARGES:    See Annex 1.

              NOTES:

              1. Excludes reasonable third party costs that are billed to Provider and will be charged back to Recipient consistent with past practice.

    DESCRIPTION OF SERVICES:

CORPORATE TRAVEL CARD - provided by American Express and provides the business traveler a vehicle to charge all travel related expenses and obtain cash, if necessary.

TRAVEL RESERVATIONS - provided by American Express at a National Reservation Center in Phoenix, AZ. Using this service permits the business traveler to obtain all AlliedSignal negotiated programs with the airline, car rental and hotel industries.

EXPENSE PROCESSING AND REPORTING - provides centralized processing of expense reports submitted either on a manual or remote basis. Reimbursements for expense report charges can be directed either to the Corporate credit Card or to the employee. L-3 will be responsible for the funding of all AMEX charges.

    Note: Current Pricing is based on L-3 remaining on PeoplePower. In the event, L-3 does not continue on PeoplePower, AlliedSignal reserves the right to review the cost to process expense reports and may revise the pricing.

Schedule A
Seller Provided Services                                                    11
------------------------------------------------------------------------------

    A.   NORTH AMERICA

         5.   TREASURY SERVICES

              PROVIDERS:     AlliedSignal Inc. - Credit & Treasury Services
                             1300 West Warner Road
                             Mail Stop 1207-3A
                             Tempe, AZ. 85284
                             Contact Person: Allen Silberman
                             Telephone: 602-893-5050

              RECIPIENT:     L-3 Communications Corp.
                             601 3rd Avenue
                             New York, NY 10016
                             Contact Person: Kelly Warlan
                             Telephone: 212-805-5251

              SERVICES AND CHARGES:  See Annex 1.

              NOTES:

              1. Excludes reasonable third party costs that are billed to Provider and will be charged back to Recipient consistent with past practice.

                  DESCRIPTION OF SERVICES:

CREDIT & TREASURY SERVICES - Provide Credit, Collection, and Cash Application services which include credit analysis and decisions prior to product sales, collection of open sales invoices (based on information fed into our Walker Accounts Receivable system), and application of cash to customer accounts.

    Note:  -    L-3 will be responsible for any recurring and / or
                non-recurring costs expended by AlliedSignal to transition to newly established lockboxes, necessary to perform transition services under this agreement. These efforts will be billed at the actual costs incurred by AlliedSignal

Schedule A
Seller Provided Services                                                     12
-------------------------------------------------------------------------------

                             ANNEX 1 TO SCHEDULE A

                       UNITED STATES SERVICES AND CHARGES

         Service                            Monthly       Applicable Notes
                                            Billing
                                            Amount
                                        (in US Dollars)

Mainframe processing                         3,200
MS Mail                                      1,200

EWN                                          6,000                 (2)
Data Network                                   450
EDI                                            100
Internet                                     2,400                 (1)
Software                                     1,000                 (2)
                                                               ------
INFORMATION TECHNOLOGY GROUP                14,350                 (3)

Property Accounting                          2,300
General Ledger                               5,900
                                                               ------
DOMESTIC FINANCIAL SERVICES                  8,200                 (3)

Tempe Payroll Services                       4,600                 (4)
HR Systems                                   4,300                 (5)
Benefit Services                             1,400
Pension Administration                       1,100
                                            ------             ------
HUMAN RESOURCE SERVICES                     11,400                 (3)

Travel & Expense Processing                  2,500

TRAVEL SERVICES                              2,500                 (3)
                                                               ------
TOTAL - BUSINESS SERVICES BILLINGS          36,450                 (6)

CREDIT & TREASURY SERVICES                   7,000             (3),(6)

TOTAL ALLIEDSIGNAL US BILLINGS              43,450

(1) AlliedSignal owned Internet Protocol addresses to be returned following termination of the transition services agreement period.


(2) Billing for EWN, Oracle Software Silver Support from the vendor. Billed at actual cost.

(3) Excludes reasonable third party costs that are billed to the Provider and will be charged back to the Recipient consistent with past practice (e.g., pension, consulting services, application software, usage based telephone charges, etc.)

(4) Effective October 1, 1998, the ongoing monthly rate for Tempe Payroll will increase by $1,000 to pay for the cost of PeopleSoft Payroll conversion relating to the Recipient location. If L-3 informs AlliedSignal of its intent to discontinue Payroll services before the PeopleSoft Payroll conversion, and later reverses itself, L-3 will be responsible for incremental programming costs incurred.

(5) Excludes incremental software licensing fees that may be assessed by third parties (e.g. PeopleSoft, Oracle, etc.) in connection with providing services under this agreement

(6) Any incremental costs, incurred to migrate Oceans Systems off of existing AlliedSignal systems, will be charged back at

Schedule A
Seller Provided Services                                                    13
------------------------------------------------------------------------------

      actual cost.

    B.   FRANCE

         PROVIDER:           AlliedSignal Business Services ASEST
                             Sofia Antipolis, France
                             Contact Person: Alain Gaudard
                             Telephone: 011-33-1-5546-2143

         RECIPIENT:          L-3 Communications, Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA 91342L-3
                             Contact Person: Sam Erdman
                             Telephone: 818-833-2493

         SERVICES AND        The cost of such services will be invoiced for the
         CHARGES:            respective areas of assistance at the following
                             rates:

                                                                MONTHLY RATE
                                                             (IN FRENCH FRANCS)

                             E-Mail Services (125 users)           8,125


    DESCRIPTION OF SERVICES:

ELECTRONIC MAIL (E-MAIL) - includes central planning, standards administration, technical support and problem resolution of AlliedSignal's global E-Mail system (Microsoft Mail).

Schedule B
Buyer Provided Services                                                      1
------------------------------------------------------------------------------

Schedule B - Buyer Provided Services

1.  FACILITIES USE AND MAINTENANCE

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Richard Howlett (818) 833-2789

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        This service includes access to and use of the
                             cafeteria, parking lot, surrounding company grounds, restrooms, Avionics designated manufacturing and repair & overall areas, Avionics designated stockroom, Avionics designated administrative offices, shipping and loading dock and general passageways throughout the facility.

Schedule B
Buyer Provided Services                                                      2
------------------------------------------------------------------------------

2.  Security

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Anita Logan (818) 833-2486

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Security Services include uniformed security
                             guards and personnel assigned to L-3 Ocean
                             Systems, beneficial use of installed security and surveillance cameras, vehicle patrol in parking lot areas and general safekeeping of Avionics assets and facility areas.

Schedule B
Buyer Provided Services                                                      3
------------------------------------------------------------------------------

3.  HUMAN RESOURCES/LABOR MANAGEMENT

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Anita Logan (818) 833-2486

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA

                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Services to be provided include:

                                  o   Approve Requisitions
                                  o   Source Internal and External Candidates
                                        for Hire
                                  o   Pre-Employment Physical
                                  o   Benefits Counseling
                                  o   Resolving Benefit issues
                                  o   Labor Management
                                  o   Employee Relations
                                  o   Reward and Recognition Program
                                  o   Merit and Lump Sums
                                  o   Status Changes for Employees
                                  o   Medical Leaves
                                  o   Payroll Issues
                                  o   Stamps
                                  o   Educational Assistance
                                  o   Meal Tickets
                                  o   Employee Activities (Recreational
                                        Activities)
                                  o   Occupational Health
                                  o   Worker's Compensation Issues
                                  o   Security
                                  o   Rideshare Benefits

Schedule B
Buyer Provided Services                                                      4
------------------------------------------------------------------------------

4.  TIMEKEEPING

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Tom Benecke (818) 833-2875

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Timekeeping services include the labor services of
                             local union timekeeping personnel who will provide hourly labor timekeeping support including clock maintenance, labor charge corrections and application to correct Avionics jobs. General support to hourly labor supervisor in resolving issues involving timekeeping anomalies.

Schedule B
Buyer Provided Services                                                      5
------------------------------------------------------------------------------

5.  MAIL & TELEPHONE SWITCHBOARD

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Sam Erdman (818) 833-2493

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Mail service includes delivery of incoming mail to
                             Avionics personnel and pick-up of outgoing mail.
                             Postage expense is the responsibility of Avionics.
                             Telephone Switchboard services includes on-site operator assistance for incoming and outgoing calls involving Avionics personnel including after hours and weekend call routing by on-duty security guards.

Schedule B
Buyer Provided Services                                                      6
------------------------------------------------------------------------------

6.  EDC ASSESSMENT

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Sam Erdman (818) 833-2493

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        EDC Assessment includes general use of the L-3
                             Oceans Systems Business Resource Planning (BPR) system which includes the use of the Manufacturing
                             Resource Planning (MRP-II) module for planning and netting material and labor requirements for manufacturing operations. This is strictly a system use fee and does not include labor support from L-3 personnel to plan and schedule contract requirements.

Schedule B
Buyer Provided Services                                                      7
------------------------------------------------------------------------------

7.  PROCUREMENT - RELATED SERVICES

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Chris Vosse (818) 833-2206

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Services related to purchasing direct and indirect
                             material and supplies for the Avionics group. The expense of procuring materials is included in the prevailing L-3 Ocean Systems procurement burden rate, which will vary, based on site specific negotiated billing rates with the US government.
                             Stockroom and Receiving Inspection labor are included in the procurement burden and material handling burden billing rates which will be applied to purchases on behalf of Avionics. These burden rates will be applied to the direct material procured which will be invoiced at the actual purchase cost. In all cases, the L - 3
                             Oceans Systems local, General and Administrative secondary billing indirect rate will be applied to the direct material, burden and indirect material or supplies.

Schedule B
Buyer Provided Services                                                      8
------------------------------------------------------------------------------

8.  UTILITIES

         a) Provider:        L-3 Ocean Systems
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Richard Howlett (818) 833-2789

         b) Recipient:       AlliedSignal
                             15835 Roxford St.
                             Sylmar, CA
                             Contact Person: Bill Pugliese (818) 833-2590

         Charges:            See Annex 1

         Term: Up to one year from Closing as specified in the side letter of even date herewith relating to the lease of space at Sylmar by Purchasers, as landlord, to AlliedSignal Avionics, as tenant.

         Description:        Utilities will be billed to Avionics based upon
                             the square footage occupied by the Avionics group.
                             This percentage allocation will be billed as actual expense incurred by L-3 Oceans Systems with the applicable local General and Administrative secondary billing rates applied to direct product cost areas in manufacturing.

Schedule B
Buyer Provided Services                                                      9
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                             ANNEX 1 TO SCHEDULE B

Services to the Avionics Division at Sylmar

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Service                         Monthly Billing Amount             Notes
-------------------------------------------------------------------------------
Facilities Maintenance                  15,400
Security                                 2,000
HR/Labor Management                     12,400
Timekeeping1                             2,000
Mail & Telephone Switchboard             1,500
EDC Assessment                           3,500
-------------------------------------------------------------------------------
Monthly Assessment                      36,800
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In addition to the above Ocean Systems provides the following services to the
Avionics business:

PROCUREMENT-RELATED SERVICES

         The expense of procuring materials is included in the prevailing Oceans Systems procurement burden rate that will vary based upon the specific negotiated billing rate with the US government. Stockroom and Receiving Inspection labor are included in the procurement burden and the material handling burden rates which will be applied to all purchases made on behalf of Avionics. These burden rates will be applied to the direct material procured and will be involved at the actual cost of purchase. In all cases the Oceans Systems local General and Administrative secondary billing indirect rate will be applied to the direct material, burden and indirect material or supplies.

UTILITIES:

         Allocated to Avionics monthly in proportion to the factory space occupied. The billing will include applicable local General and Administrative secondary billing rates applied to direct product cost areas in manufacturing.

OTHER:

         Calibration, Machine shop, repairs, maintenance and similar costs not included above will be billed as incurred.

                                   Schedule C

-------------------------------------------------------------------------------
Vendor               Product               Use
-------------------------------------------------------------------------------
Compuware            Abendaid/FX CICS      Dump formatting for debugging CICS
                     Abendaid/MVS          Dump formatting for debuggingbatch
                     Fileaid MVS           File and data manipulation

Platinum             ZEKE                  Production Scheduler
                     ZEBB                  Production Restart

Sterling             SAMS:Disk             Data management-backup & archives
Syncsort, Inc.       SYNCSORT              Sort utility
TSI International    Keymaster             Data entry
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